UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 – December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholder s under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Advisers HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Advisers HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Advisers HLS Fund inception 03/31/1983
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Advisers HLS Fund Blended Index is a blended index comprised of the following indices: S&P 500 Index (60%), Barclays Capital U.S. Government/ Credit Bond Index (35%) and 90 day Treasury Bill Index (5%).

Barclays Capital Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year
Advisers IA	12.14%	3.35%	2.48%
Advisers IB	11.86%	3.09%	2.23%
Advisers HLS Fund Blended Index	11.82%	3.82%	3.43%
Barclays Capital Government/
Credit Bond Index	6.59%	5.56%	5.83%
S&P 500 Index	15.08%	2.29%	1.41%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Steve T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of The Hartford Advisers HLS Fund returned 12.14% for the twelve-month period ended December 31, 2010, outperforming its blended benchmark (60% S&P 500 Index, 35% Barclays Capital Government/Credit, and 5% Treasury Bills), which returned 11.82% as well as the Barclays Capital Government/Credit Bond Index, which returned 6.59% for the same period. The Fund underperformed the S&P 500 which returned 15.08% and the 13.14% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds VP-UF peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Equity markets were volatile during the period due, we believe, to significant macroeconomic concerns which included the European sovereign debt crisis and fears of a double-dip recession in the U.S. Investors regained some confidence in the second half of 2010 with two consecutive quarters of strong gains. The implementation of further

2

quantitative easing in the U.S., strong corporate earnings, and improving economic news out of Germany and the U.S. all served to support stocks. Equity markets as measured by the S&P 500 Index returned (15.1)% during the period. Consumer Discretionary (+28%), Industrials (+27%), and Materials (+22%) posted the largest gains while Health Care (+3%) and Utilities (+6%) gained the least.

The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned (6.6%) during the period. All risk segments of the fixed income market outperformed duration-equivalent U.S Treasuries for the period.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results as the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities and underweight (i.e. the Fund’s sector position was less than the benchmark position) fixed income and cash relative to the benchmark.

Equity outperformance versus the benchmark was driven in part by security selection, which was strongest in Financials and Industrials. This was partially offset by weaker selection in Consumer Staples and Health Care. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed positively to relative performance due to an underweight to Utilities and overweight exposures to Industrials and Consumer Discretionary.

Top contributors to benchmark relative performance of the equity portion of the Fund during the period were PACCAR (Industrials), Comcast (Consumer Discretionary), and Ford (Consumer Discretionary). PACCAR, a U.S.-based truck manufacturer, saw its shares rise after reporting improved revenue and earnings for the third quarter of 2010 which were driven by accelerating sales of trucks globally. U.S. cable communications company Comcast saw its shares rise after announcing third quarter earnings that exceeded expectations and prospects for closing the NBC deal grew clearer. Shares of automobile and truck manufacturer Ford rose after the company released strong year-over-year monthly sales increases and continued to make progress strengthening its balance sheet. The Fund’s holdings in Apple (Information Technology) and Exxon Mobil (Energy) also contributed positively to the Fund’s returns on an absolute performance (i.e. total return) basis.

Stocks that detracted the most from benchmark-relative returns in the equity portion of the Fund during the period were UCB (Health Care), Cisco Systems (Information Technology), and Medtronic (Heath Care). UCB, a U.S. biopharmaceutical company, was notified by the Food and Drug Administration that the patch version of its Parkinson's disease drug Neupro would not be approved for sale in the U.S. soon. With the company facing a delay in sales of roughly two years, shares fell. Shares of Cisco Systems, a leading supplier of networking equipment, fell on weaker than expected revenue guidance as state and local government spending slowed sharply due to budget concerns. Diversified medical device manufacturer Medtronic saw its shares fall due to a broad-based slowdown in surgical procedure volumes impacting its prospects for revenue growth. Our holdings of Microsoft (Information Technology) also detracted from absolute performance returns.

The fixed income portion of the Fund outperformed its benchmark during the period. The Fund’s overweight to and security selection within the Investment Grade corporate bond sector were the primary drivers of the outperformance. Allocations to U.S. agencies, agency mortgage-backed securities (MBS) and consumer asset-backed securities (ABS) were also additive, while yield curve and duration positioning detracted. Corporate bonds posted strong performance for the period as corporate earnings improved and demand for corporate bonds remained strong. The sector experienced large inflows as investors sought higher-yielding alternatives to low cash rates. Within the sector, improved earnings and declining loan and investment losses benefited issuers within the Financial sector where we held an overweight. During 2010, MBS was one of the best-performing investment-grade sectors. Agency MBS rallied during the last quarter of the year, boosted by slowing prepayment speeds, and higher rates, which reduced concerns of a pick-up in refinancing activity. Consumer ABS, including credit card deals, were buoyed by improving economic conditions. Limited supply and positive developments in consumer fundamentals also supported the sector.

What is the outlook?

We expect a solid year in terms of global economic growth. While much of the inventory replacement manufacturing cycle has played out, demand has steadily recovered in the developed world which, we believe will help support continued global growth. We feel that growth in the U.S. should accelerate as confidence brings job growth and we see a steadily improving consumer. We do believe the current run-up in food and energy prices is likely to slow economic growth in many emerging markets as these two items compose a significantly higher percentage of the emerging market consumers’ consumption basket than in the developed world. Global inflation and sovereign debt risks continue to be at the top of our list of concerns, but we do not see either being severe enough to throw us back into a global recession. The continuation of quantitative easing, through which the government attempts to lower interest rates by buying bonds on the open market, should help keep rates low in the near term. We believe that macroeconomic fundamentals should continue to see some improvement in 2011, although persistent high unemployment and a sluggish housing market remain headwinds.

Within the equity portion of the Fund we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We screen for companies on specific valuation, return on capital, and earnings characteristics and we focus on understanding how returns on capital are being created, employing a disciplined valuation methodology for both purchases and sales. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Information Technology, Consumer Discretionary, Financials, and Materials. The largest underweights of the equity portion of the Fund to the S&P 500 were in Utilities, Consumer Staples, and Telecommunication Services.

We believe that fixed income volatility in the current environment is likely to remain elevated for the foreseeable future. We believe that the Federal Reserve will keep the policy rate low and that inflation pressures within the U.S. will continue to be subdued. U.S. Treasury yields are likely to remain range bound in this scenario and, as a result, within the fixed income sleeve we are tactically managing the Fund’s duration

3

around neutral. Overall, we maintain a constructive view on risk assets amid an improving economic backdrop and attractive valuations.

In the fixed income portion of the Fund we ended the period with an underweight to the government sector, as we believe that there are more compelling opportunities in other sectors. Within the credit sector, we believe that valuations are relatively attractive. Corporate earnings are improving and demand for the sector remains strong. We maintained our overweight posture to the sector at the end of the period, favoring financial and BBB-rated issuers. We continue to hold Agency pass-through securities. Lastly, we believe that fundamentals for consumer ABS are stabilizing and hold exposure to the senior tranches of select credit card-backed deals.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2010, the Fund’s equity exposure was at 68% compared to 60% in its blended benchmark and at the upper end of the Fund’s 50-70% range.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.8%
Banks (Financials)	3.4
Capital Goods (Industrials)	4.9
Consumer Durables & Apparel (Consumer Discretionary)	0.4
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	6.3
Energy (Energy)	7.0
Food & Staples Retailing (Consumer Staples)	1.6
Food, Beverage & Tobacco (Consumer Staples)	3.1
Health Care Equipment & Services (Health Care)	3.0
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	1.4
Materials (Materials)	2.7
Media (Consumer Discretionary)	1.6
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.5
Retailing (Consumer Discretionary)	3.9
Semiconductors & Semiconductor Equipment (Information Technology)	2.5
Software & Services (Information Technology)	6.5
Technology Hardware & Equipment (Information Technology)	5.3
Telecommunication Services (Services)	0.7
Transportation (Industrials)	1.7
Utilities (Utilities)	0.4
Total	67.5%
Fixed Income Securities
Air Transportation (Transportation)	0.2%
Arts, Entertainment and Recreation (Services)	0.3
Beverage and Tobacco Product Manufacturing
(Consumer Staples)	0.2
Chemical Manufacturing (Basic Materials)	0.0
Finance and Insurance (Finance)	8.2
Food Manufacturing (Consumer Staples)	0.3
General Obligations (General Obligations)	0.3
Health Care and Social Assistance (Health Care)	0.5
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.2
Housing (HFA'S, etc.) (Housing (HFA'S, etc.))	0.0
Information (Technology)	0.9
Machinery Manufacturing (Capital Goods)	0.2
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.3
Petroleum and Coal Products Manufacturing (Energy)	0.4
Pipeline Transportation (Utilities)	0.1
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.3
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.3
U.S. Government Agencies (U.S. Government Agencies)	1.4
U.S. Government Securities (U.S. Government Agencies)	14.1
Utilities (Utilities)	0.8
Utilities - Water and Sewer (Utilities - Water and Sewer)	0.1
Total	29.7%
Short-Term Investments	2.6%
Other Assets and Liabilities	0.2
Total	100.0%

Diversification by Security Type
as of December 31, 2010
Percentage of
Category	Net Assets
Equity Securities
Common Stocks	66.8%
Exchange Traded Funds	0.7
Total	67.5%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.8%
Corporate Bonds: Investment Grade	11.8
Corporate Bonds: Non-Investment Grade	0.6
Municipal Bonds	1.0
U.S. Government Agencies	1.4
U.S. Government Securities	14.1
Total	29.7%
Short-Term Investments	2.6%
Other Assets and Liabilities	0.2
Total	100.0%

4

Hartford Advisers HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 66.8%
	Automobiles & Components - 1.8%
687	General Motors Co. ●	$25,319
896	Harley-Davidson, Inc.	31,078
459	Johnson Controls, Inc.	17,541
		73,938
	Banks - 3.4%
727	BB&T Corp.	19,100
4,077	Mitsubishi UFJ Financial Group, Inc. †	21,983
322	PNC Financial Services Group, Inc.	19,522
2,495	Wells Fargo & Co.	77,328
		137,933
	Capital Goods - 4.9%
361	3M Co.	31,129
546	European Aeronautic Defence and Space Co. N.V. †	12,746
1,676	General Electric Co.	30,654
726	Ingersoll-Rand plc	34,206
947	Masco Corp.	11,989
633	PACCAR, Inc.	36,364
265	Rockwell Collins, Inc.	15,450
1,213	Textron, Inc.	28,685
		201,223
	Consumer Durables & Apparel - 0.4%
248	Stanley Black & Decker, Inc.	16,557

	Consumer Services - 0.4%
359	DeVry, Inc.	17,244

	Diversified Financials - 6.3%
1,193	Bank of America Corp.	15,914
119	BlackRock, Inc.	22,660
1,703	Citigroup, Inc. ●	8,056
263	Goldman Sachs Group, Inc.	44,176
1,103	Invesco Ltd.	26,545
1,666	JP Morgan Chase & Co.	70,659
737	SEI Investments Co.	17,524
251	T. Rowe Price Group, Inc.	16,180
111	UBS AG †	1,814
2,096	UBS AG ADR	34,529
		258,057
	Energy - 7.0%
414	Anadarko Petroleum Corp.	31,561
232	Baker Hughes, Inc.	13,275
237	BG Group plc †	4,803
490	Chevron Corp.	44,740
1,362	Exxon Mobil Corp.	99,589
341	Occidental Petroleum Corp.	33,472
525	Southwestern Energy Co. ●	19,654
613	Statoilhydro ASA ADR	14,559
299	Suncor Energy, Inc.	11,459
292	Ultra Petroleum Corp. ●	13,930
		287,042
	Food & Staples Retailing - 1.6%
1,036	CVS/Caremark Corp.	36,022
1,049	Sysco Corp.	30,837
		66,859
	Food, Beverage & Tobacco - 3.1%
101	Fomento Economico Mexicano S.A.B. de
	C.V. ADR	5,665
849	General Mills, Inc.	30,198
1,264	Kraft Foods, Inc.	39,826
768	PepsiCo, Inc.	50,154
		125,843
	Health Care Equipment & Services - 3.0%
2,065	Boston Scientific Corp. ●	15,635
1,070	Medtronic, Inc.	39,686
387	St. Jude Medical, Inc. ●	16,540
859	UnitedHealth Group, Inc.	31,022
334	Zimmer Holdings, Inc. ●	17,935
		120,818
	Household & Personal Products - 0.7%
416	Procter & Gamble Co.	26,755

	Insurance - 1.4%
234	ACE Ltd.	14,545
3,007	Ageas †	6,872
804	Marsh & McLennan Cos., Inc.	21,976
628	Unum Group	15,220
		58,613
	Materials - 2.7%
226	Airgas, Inc.	14,135
101	CF Industries Holdings, Inc.	13,623
257	Dow Chemical Co.	8,784
613	Monsanto Co.	42,668
119	Mosaic Co.	9,110
310	Nucor Corp.	13,567
69	Potash Corp. of Saskatchewan, Inc.	10,606
		112,493
	Media - 1.6%
2,919	Comcast Corp. Class A	64,135

	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
407	Amgen, Inc. ●	22,339
388	Celgene Corp. ●	22,952
1,271	Daiichi Sankyo Co., Ltd. †	27,769
110	Forest Laboratories, Inc. ●	3,531
214	Gilead Sciences, Inc. ●	7,748
325	Life Technologies Corp. ●	18,015
1,059	Merck & Co., Inc.	38,159
4,191	Pfizer, Inc.	73,376
135	Roche Holding AG †	19,743
1,135	Shionogi & Co., Ltd. †	22,369
895	UCB S.A. †	30,748
541	Vertex Pharmaceuticals, Inc. ●	18,948
		305,697
	Retailing - 3.9%
11,241	Buck Holdings L.P. ⌂●†	25,248
654	Kohl's Corp. ●	35,544
2,251	Lowe's Co., Inc.	56,460
620	Nordstrom, Inc.	26,292
741	Staples, Inc.	16,868
		160,412
	Semiconductors & Semiconductor Equipment - 2.5%
401	Analog Devices, Inc.	15,109
300	Broadcom Corp. Class A	13,074
1,024	Intel Corp.	21,537
1,186	Maxim Integrated Products, Inc.	28,011

The accompanying notes are an integral part of these financial statements.

5

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 66.8% - (continued)
	Semiconductors & Semiconductor Equipment - 2.5% - (continued)
685	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$8,584
502	Xilinx, Inc.	14,539
		100,854
	Software & Services - 6.5%
725	Accenture plc	35,150
760	Automatic Data Processing, Inc.	35,168
517	Check Point Software Technologies Ltd. ADR ●	23,894
778	eBay, Inc. ●	21,641
90	Google, Inc. ●	53,576
500	Lender Processing Services	14,757
1,039	Microsoft Corp.	29,017
2,957	Western Union Co.	54,910
		268,113
	Technology Hardware & Equipment - 5.3%
237	Apple, Inc. ●	76,318
3,275	Cisco Systems, Inc. ●	66,261
859	EMC Corp. ●	19,664
1,149	Qualcomm, Inc.	56,869
		219,112
	Telecommunication Services - 0.7%
1,108	Vodafone Group plc ADR	29,277

	Transportation - 1.7%
149	FedEx Corp.	13,861
464	Kansas City Southern ●	22,226
491	United Parcel Service, Inc. Class B	35,644
		71,731
	Utilities - 0.4%
271	NextEra Energy, Inc.	14,074

	Total common stocks
	(cost $2,337,509)	$2,736,780

EXCHANGE TRADED FUNDS - 0.7%
	Other Investment Pools and Funds - 0.7%
236	S&P 500 Depositary Receipt	29,634

	Total exchange traded funds
	(cost $27,290)	$29,634

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8%
	Finance and Insurance - 0.8%
	Bear Stearns Commercial Mortgage Securities, Inc.
$423	5.61%, 11/15/2033	$430
	Citibank Credit Card Issuance Trust
11,945	5.65%, 09/20/2019	13,584
	Commercial Mortgage Asset Trust
84	6.64%, 01/17/2032	84
	CS First Boston Mortgage Securities Corp.
450	3.94%, 05/15/2038	467
	Goldman Sachs Mortgage Securities Corp. II
110	0.79%, 03/06/2020 ■Δ	100
	Harley-Davidson Motorcycle Trust
6,565	5.21%, 06/17/2013	6,701
	Marriott Vacation Club Owner Trust
626	5.36%, 10/20/2028 ■	653
	New Century Home Equity Loan Trust
8	0.55%, 03/25/2035 Δ	7
	Prudential Commercial Mortgage Trust
570	4.49%, 02/11/2036	597
	USAA Automotive Owner Trust
10,275	4.50%, 10/15/2013	10,509
		33,132
	Total asset & commercial mortgage backed securities
	(cost $30,992)	$33,132

CORPORATE BONDS: INVESTMENT GRADE - 11.8%
	Air Transportation - 0.2%
	Continental Airlines, Inc.
$3,994	5.98%, 04/19/2022	$4,213
	Southwest Airlines Co.
2,700	5.75%, 12/15/2016	2,859
3,106	6.15%, 08/01/2022	3,417
		10,489
	Arts, Entertainment and Recreation - 0.3%
	CBS Corp.
575	5.75%, 04/15/2020	611
	Comcast Corp.
8,000	5.90%, 03/15/2016	8,956
	News America Holdings, Inc.
1,275	5.65%, 08/15/2020	1,430
		10,997
	Beverage and Tobacco Product Manufacturing - 0.2%
	Anheuser-Busch InBev N.V.
4,200	7.75%, 01/15/2019 ■	5,226
	Cia Brasileira de Bebidas
300	10.50%, 12/15/2011	323
	Coca-Cola Enterprises, Inc.
500	8.50%, 02/01/2022	689
	Diageo Capital plc
430	5.20%, 01/30/2013	464
	Philip Morris International, Inc.
270	5.65%, 05/16/2018	304
		7,006
	Chemical Manufacturing - 0.0%
	Agrium, Inc.
660	6.13%, 01/15/2041	699

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
2,735	5.88%, 06/15/2019	2,993
	Thermo Fisher Scientific, Inc.
845	3.20%, 05/01/2015	864
		3,857

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 11.8% - (continued)
	Electrical Equipment, Appliance Manufacturing - 0.2%
	General Electric Co.
$6,925	5.00%, 02/01/2013	$7,403

	Finance and Insurance - 6.8%
	Ace INA Holdings, Inc.
700	5.88%, 06/15/2014	785
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	7,076
	ANZ National Ltd.
1,360	2.38%, 12/21/2012 ■	1,381
	Bank of America Corp.
200	7.38%, 05/15/2014	222
	Berkshire Hathaway Finance Corp.
5,500	4.85%, 01/15/2015	6,015
	BP Capital Markets plc
2,850	4.75%, 03/10/2019	2,938
	Brandywine Operating Partnership
3,210	6.00%, 04/01/2016	3,316
	CDP Financial, Inc.
3,475	4.40%, 11/25/2019 ■	3,533
	Citibank NA
26,000	1.88%, 06/04/2012	26,456
	Citigroup, Inc.
8,800	6.00%, 10/31/2033	8,238
2,700	6.13%, 05/15/2018	2,958
1,700	6.88%, 03/05/2038	1,886
520	8.13%, 07/15/2039	661
	COX Communications, Inc.
440	4.63%, 06/01/2013	471
9,000	5.45%, 12/15/2014	9,908
	Credit Agricole
3,950	3.50%, 04/13/2015 ■	3,976
	Eaton Vance Corp.
3,305	6.50%, 10/02/2017	3,747
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	4,772
	General Electric Capital Corp.
4,300	4.38%, 09/16/2020	4,232
5,000	5.88%, 01/14/2038	5,190
	Goldman Sachs Group, Inc.
20,000	1.63%, 07/15/2011	20,143
6,000	5.63%, 01/15/2017	6,345
5,500	6.00%, 05/01/2014	6,059
1,700	6.15%, 04/01/2018	1,872
	Health Care Properties
4,230	6.00%, 01/30/2017	4,424
	HSBC Holdings plc
240	0.49%, 10/06/2016 Δ	230
	Jackson National Life Insurance Co.
6,250	8.15%, 03/15/2027 ■	6,717
	JP Morgan Chase & Co.
3,500	3.70%, 01/20/2015	3,622
2,000	4.95%, 03/25/2020	2,053
10,375	5.13%, 09/15/2014	11,040
	Kimco Realty Corp.
4,380	5.78%, 03/15/2016	4,766
	Liberty Mutual Group, Inc.
6,050	5.75%, 03/15/2014 ■	6,293
	Liberty Property L.P.
1,725	6.63%, 10/01/2017	1,954
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	11,384
1,000	6.40%, 08/28/2017	1,057
6,000	6.88%, 04/25/2018	6,566
	Morgan Stanley
13,000	5.38%, 10/15/2015	13,655
250	5.63%, 09/23/2019	255
	National City Corp.
4,250	6.88%, 05/15/2019	4,772
	New England Mutual Life Insurance Co.
6,000	7.88%, 02/15/2024 ■	6,921
	Nordea Bank Ab
1,790	3.70%, 11/13/2014 ■	1,845
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	8,562
	Rabobank Nederland N.V. NY
3,900	3.20%, 03/11/2015 ■	3,970
	Realty Income Corp.
2,830	6.75%, 08/15/2019	3,198
	Republic New York Capital I
500	7.75%, 11/15/2026	511
	Royal Bank of Scotland plc
2,600	4.88%, 03/16/2015	2,660
	Simon Property Group L.P.
4,565	6.10%, 05/01/2016	5,117
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	5,229
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	7,465
	Svenska Handelsbanken Ab
2,900	4.88%, 06/10/2014 ■	3,083
	UBS AG Stamford
235	5.88%, 12/20/2017	259
	UnitedHealth Group, Inc.
1,891	5.50%, 11/15/2012	2,027
	Wachovia Corp.
10,000	5.25%, 08/01/2014	10,665
2,000	5.75%, 06/15/2017	2,214
	WEA Finance LLC
2,850	7.13%, 04/15/2018 ■	3,279
		277,973
	Food Manufacturing - 0.3%
	Kellogg Co.
3,900	4.00%, 12/15/2020	3,846
430	4.25%, 03/06/2013	457
325	5.13%, 12/03/2012	348
	Kraft Foods, Inc.
3,800	4.13%, 02/09/2016	3,989
285	5.38%, 02/10/2020	307
	Wrigley Jr., William Co.
3,900	3.70%, 06/30/2014 ■	4,017
		12,964
	Health Care and Social Assistance - 0.5%
	CVS Corp.
7,725	6.13%, 08/15/2016	8,765
	Express Scripts, Inc.
1,020	6.25%, 06/15/2014	1,140

The accompanying notes are an integral part of these financial statements.

7

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 11.8% - (continued)
	Health Care and Social Assistance - 0.5% - (continued)
	Merck & Co., Inc.
$2,100	4.00%, 06/30/2015	$2,253
	Schering-Plough Corp.
9,000	5.30%, 12/01/2013	9,997
		22,155
	Information - 0.9%
	AT&T, Inc.
2,300	2.50%, 08/15/2015	2,292
2,510	6.80%, 05/15/2036 ‡	2,780
	BellSouth Telecommunications
650	7.00%, 12/01/2095	664
	Cellco Partnership - Verizon Wireless Capital
395	5.55%, 02/01/2014	435
	Fiserv, Inc.
3,510	6.13%, 11/20/2012	3,796
	France Telecom S.A.
1,300	4.38%, 07/08/2014	1,389
	Intuit, Inc.
7,900	5.40%, 03/15/2012	8,273
	Oracle Corp.
2,850	6.13%, 07/08/2039	3,198
	SBA Tower Trust
2,035	4.25%, 04/15/2015 ■	2,106
	Telecom Italia Capital
2,900	7.00%, 06/04/2018	3,071
	Time Warner Cable, Inc.
4,870	5.85%, 05/01/2017	5,434
	Verizon Communications, Inc.
240	4.35%, 02/15/2013	255
5,000	5.35%, 02/15/2011	5,028
	Verizon New England, Inc.
375	6.50%, 09/15/2011	390
		39,111
	Machinery Manufacturing - 0.2%
	Xerox Corp.
6,000	8.25%, 05/15/2014	7,004

	Motor Vehicle & Parts Manufacturing - 0.3%
	DaimlerChrysler NA Holdings Corp.
9,550	6.50%, 11/15/2013	10,811

	Petroleum and Coal Products Manufacturing - 0.4%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	6,476
	EnCana Corp.
305	5.90%, 12/01/2017	347
	Motiva Enterprises LLC
420	5.75%, 01/15/2020 ■	471
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,200	5.50%, 09/30/2014 ■	1,292
	Shell International Finance B.V.
6,400	4.38%, 03/25/2020	6,713
		15,299
	Pipeline Transportation - 0.1%
	Kinder Morgan Energy Partners L.P.
5,000	6.95%, 01/15/2038	5,433

	Retail Trade - 0.2%
	Lowe's Co., Inc.
3,400	4.63%, 04/15/2020	3,584
	Staples, Inc.
2,525	9.75%, 01/15/2014	3,060
		6,644
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
10,641	9.36%, 01/01/2021	13,360

	Utilities - 0.8%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	5,171
	Enel Finance International S.A.
300	3.88%, 10/07/2014 ■	305
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 ■	8,743
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,411
	Niagara Mohawk Power Corp.
2,510	3.55%, 10/01/2014 ■	2,608
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	8,337
	Wisconsin Electirc Power Co.
1,960	4.25%, 12/15/2019	2,019
		33,594
	Total corporate bonds: investment grade
	(cost $455,263)	$484,799

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.6%
	Finance and Insurance - 0.6%
	Capital One Capital IV
$1,625	6.75%, 02/17/2037	$1,605
	Discover Financial Services, Inc.
3,620	6.45%, 06/12/2017	3,769
	Postal Square L.P.
14,885	8.95%, 06/15/2022	19,265
	Southern Capital Corp.
58	5.70%, 06/30/2022 ■	51
		24,690
	Total corporate bonds: non-investment grade
	(cost $21,946)	$24,690

MUNICIPAL BONDS - 1.0%
	General Obligations - 0.3%
	Chicago Metropolitan Water Reclamation Dist,
$685	5.72%, 12/01/2038	$681
	Los Angeles USD,
4,300	5.75%, 07/01/2034	4,016
	Oregon School Boards Association, Taxable Pension,
10,000	4.76%, 06/30/2028	8,894
		13,591
	Higher Education (Univ., Dorms, etc.) - 0.2%
	Curators University, MO, Taxable System Facs Rev,
2,170	5.96%, 11/01/2039	2,237

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 1.0% - (continued)
	Higher Education (Univ., Dorms, etc.) - 0.2% - (continued)
	Massachusetts School Building Auth,
$2,500	5.72%, 08/15/2039	$2,594
	University of California,
1,960	5.77%, 05/15/2043	1,846
		6,677
	Housing (HFA'S, etc.) - 0.0%
	University of California,
1,935	6.58%, 05/15/2049	1,891

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
2,200	6.00%, 12/01/2044	2,282

	Transportation - 0.3%
	Bay Area Toll Auth,
3,100	6.26%, 04/01/2049	3,063
	Illinois State Toll Highway Auth, Taxable Rev,
1,875	6.18%, 01/01/2034	1,836
	Maryland State Transit Auth,
1,350	5.89%, 07/01/2043	1,400
	New York and New Jersey PA, Taxable Rev,
975	5.86%, 12/01/2024	991
570	6.04%, 12/01/2029	566
	North Texas Tollway Auth Rev,
3,400	6.72%, 01/01/2049	3,329
		11,185
	Utilities - Water and Sewer - 0.1%
	Irvine Ranch, CA, Water Dist,
2,870	2.61%, 03/15/2014	2,914

	Total municipal bonds
	(cost $39,999)	$38,540

U.S. GOVERNMENT AGENCIES - 1.4%
	Federal Home Loan Mortgage Corporation - 1.0%
$36,000	0.05%, 01/15/2040 ☼	$35,736
1,232	0.61%, 11/15/2036 Δ	1,234
197	2.46%, 04/01/2029 Δ	203
		37,173
	Federal National Mortgage Association - 0.2%
255	0.66%, 06/25/2036 Δ	256
525	2.75%, 02/05/2014	549
898	4.78%, 02/01/2014	963
1,438	4.97%, 12/01/2013 Δ	1,546
335	5.00%, 02/01/2019 - 04/01/2019	359
28	6.50%, 11/01/2013	31
3	7.00%, 02/01/2029	4
		3,708
	Government National Mortgage Association - 0.2%
4,978	6.00%, 06/15/2024 - 06/15/2035	5,502
1,592	6.50%, 03/15/2026 - 02/15/2035	1,810
6,553	7.00%, 11/15/2031 - 11/15/2033	7,480
306	7.50%, 09/16/2035	351
1,159	8.00%, 09/15/2026 - 02/15/2031	1,327
78	9.00%, 06/20/2016 - 06/15/2022	84
		16,554
	Total U.S. government agencies
	(cost $55,315)	$57,435

U.S. GOVERNMENT SECURITIES - 14.1%
	Other Direct Federal Obligations - 3.2%
	Federal Financing Corporation - 0.4%
$6,500	5.24%, 12/06/2013 ○	$6,232
11,117	5.25%, 12/27/2013 ○	10,639
		16,871
	Tennessee Valley Authority - 2.8%
54,300	4.38%, 06/15/2015	59,609
50,000	6.00%, 03/15/2013	55,600
		115,209
		132,080
	U.S. Treasury Securities - 10.9%
	U.S. Treasury Bonds - 2.7%
22,000	4.38%, 02/15/2038	22,234
32,853	4.38%, 11/15/2039 - 05/15/2040	33,024
1,100	4.50%, 05/15/2038 □	1,133
100	5.38%, 02/15/2031	117
18,000	6.00%, 02/15/2026	22,255
25,650	6.25%, 08/15/2023 ‡	32,239
		111,002
	U.S. Treasury Notes - 8.2%
15,000	1.00%, 09/30/2011	15,081
18,000	1.13%, 12/15/2012	18,185
119,000	1.25%, 10/31/2015	115,170
40,900	1.38%, 05/15/2012 - 01/15/2013	41,464
23,000	2.75%, 02/15/2019	22,704
75	3.13%, 04/30/2013	79
68,090	3.50%, 05/15/2020	69,750
25,000	3.88%, 05/15/2018 ‡	26,898
13,000	4.25%, 08/15/2013	14,154
9,950	4.75%, 05/31/2012 ‡	10,557
		334,042
		445,044
	Total U.S. government securities
	(cost $560,963)	$577,124

	Total long-term investments
	(cost $3,529,277)	$3,982,134

SHORT-TERM INVESTMENTS - 2.6%
	Repurchase Agreements - 2.6%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	01/03/2011 in the amount of $8,050,
	collateralized by FNMA 5.50%, 2038,
	value of $8,211)
$8,050	0.20%, 12/31/2010	$8,050

The accompanying notes are an integral part of these financial statements.

9

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.6% - (continued)
	Repurchase Agreements - 2.6% - (continued)
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $66,318, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 -
	2015, value of $67,644)
$66,318	0.20%, 12/31/2010		$66,318
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $30,284,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $30,889)
30,284	0.28%, 12/31/2010		30,284
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $287, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of
	$ 294 )
287	0.20%, 12/31/2010		287
			104,939
	Total short-term investments
	(cost $104,939)		$104,939

	Total investments
	(cost $3,634,216) ▲	99.8%	$4,087,073
	Other assets and liabilities	0.2%	9,079
	Total net assets	100.0%	$4,096,152

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.8% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $3,683,408 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$490,030
Unrealized Depreciation	(86,365)
Net Unrealized Appreciation	$403,665

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at December 31, 2010, was $174,095, which represents 4.25% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At December 31, 2010, the aggregate value of these securities was $66,570, which represents 1.63% of total net assets.

The accompanying notes are an integral part of these financial statements.

10

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at December 31, 2010 was $35,452.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at December 31, 2010 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
10 Year U.S. Treasury Note	300	Short	03/22/2011	$36,131	$36,767	$636

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$8,617

The aggregate value of these securities at December 31, 2010, was $25,248, which represents 0.62% of total net assets.

PA	– Port Authority
USD	– United School District

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	CS First Boston	Sell	$56	$56	01/04/2011	$–
Euro	State Street Global Markets LLC	Sell	324	321	01/04/2011	(3)
Japanese Yen	BNP Paribas Securities	Buy	21,724	20,605	09/02/2011	1,119
Japanese Yen	Citibank	Sell	25,510	25,422	10/21/2011	(88)
Japanese Yen	CS First Boston	Sell	340	336	01/05/2011	(4)
Japanese Yen	CS First Boston	Sell	92	91	01/06/2011	(1)
Japanese Yen	Goldman Sachs	Buy	25,502	24,185	09/02/2011	1,317
Japanese Yen	Goldman Sachs	Sell	47,225	45,498	09/02/2011	(1,727)
Japanese Yen	Goldman Sachs	Sell	26,551	26,457	10/21/2011	(94)
Japanese Yen	UBS AG	Sell	24	24	01/04/2011	–
Swiss Franc	CS First Boston	Sell	224	224	01/04/2011	–
						$519
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

Hartford Advisers HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$33,132	$–	$33,125	$7
Common Stocks ‡	2,736,780	2,562,685	148,847	25,248
Corporate Bonds: Investment Grade	484,799	–	477,169	7,630
Corporate Bonds: Non-Investment Grade	24,690	–	24,639	51
Exchange Traded Funds	29,634	29,634	–	–
Municipal Bonds	38,540	–	38,540	–
U.S. Government Agencies	57,435	–	57,435	–
U.S. Government Securities	577,124	–	577,124	–
Short-Term Investments	104,939	–	104,939	–
Total	$4,087,073	$2,592,319	$1,461,818	$32,936
Foreign Currency Contracts *	2,436	–	2,436	–
Futures *	636	636	–	–
Total	$3,072	$636	$2,436	$–
Liabilities:
Foreign Currency Contracts *	1,917	–	1,917	–
Total	$1,917	$–	$1,917	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases*	Sales	Level 3	Level 3	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$(1	)†	$—	$8	$—	$—	$—	$7
Common Stocks	23,561	(31,325)	39,768	‡	—	—	(6,756)	—	—	25,248
Corporate Bonds	7,244	—	726	§	—	47	(336)	—	—	7,681
Warrants	—	—	—		—	—	—	—	—	—
Total	$30,805	$(31,325)	$40,493		$—	$55	$(7,092)	$—	$—	$32,936

*	Cost of securities totaling $80 were acquired through fund merger. The market value of these securities on merger date was $55.
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $(1).
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $3,595.
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $727.

The accompanying notes are an integral part of these financial statements.

12

Hartford Advisers HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,634,216)	$4,087,073
Cash	59
Unrealized appreciation on foreign currency contracts	2,436
Receivables:
Investment securities sold	68,396
Fund shares sold	349
Dividends and interest	14,343
Total assets	4,172,656
Liabilities:
Unrealized depreciation on foreign currency contracts	1,917
Payables:
Investment securities purchased	71,140
Fund shares redeemed	2,356
Variation margin	136
Investment management fees	547
Distribution fees	31
Accrued expenses	377
Total liabilities	76,504
Net assets	$4,096,152
Summary of Net Assets:
Capital stock and paid-in-capital	$4,916,145
Accumulated undistributed net investment income	17,505
Accumulated net realized loss on investments and foreign currency transactions	(1,291,532)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	454,034
Net assets	$4,096,152
Shares authorized	9,500,000
Par value	$0.001
Class IA: Net asset value per share	$19.32
Shares outstanding	183,210
Net assets	$3,539,983
Class IB: Net asset value per share	$19.55
Shares outstanding	28,445
Net assets	$556,169

The accompanying notes are an integral part of these financial statements.

13

Hartford Advisers HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$43,756
Interest	52,370
Less: Foreign tax withheld	(476)
Total investment income, net	95,650

Expenses:
Investment management fees	23,699
Administrative service fees	1,337
Distribution fees - Class IB	1,412
Custodian fees	19
Accounting services fees	657
Board of Directors' fees	85
Audit fees	65
Other expenses	740
Total expenses (before fees paid indirectly)	28,014
Commission recapture	(88)
Total fees paid indirectly	(88)
Total expenses, net	27,926
Net investment income	67,724

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	291,858
Net realized loss on futures	(21)
Net realized loss on swap contracts	(184)
Net realized gain on foreign currency contracts	1,352
Net realized loss on other foreign currency transactions	(1,236)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	291,769

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	96,402
Net unrealized appreciation of futures	636
Net unrealized depreciation of swap contracts	(115)
Net unrealized appreciation of foreign currency contracts	519
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	28
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	97,470
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	389,239
Net Increase in Net Assets Resulting from Operations	$456,963

The accompanying notes are an integral part of these financial statements.

14

Hartford Advisers HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$67,724	$82,989
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	291,769	(720,503)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	97,470	1,668,328
Net Increase In Net Assets Resulting From Operations	456,963	1,030,814
Distributions to Shareholders:
From net investment income
Class IA	(48,804)	(73,154)
Class IB	(6,196)	(10,271)
Total distributions	(55,000)	(83,425)
Capital Share Transactions:
Class IA
Sold	57,957	62,103
Issued in merger	188,305	—
Issued on reinvestment of distributions	48,804	73,154
Redeemed	(710,101)	(749,298)
Total capital share transactions	(415,035)	(614,041)
Class IB
Sold	28,941	19,980
Issued in merger	36,319	—
Issued on reinvestment of distributions	6,196	10,271
Redeemed	(148,646)	(130,857)
Total capital share transactions	(77,190)	(100,606)
Net decrease from capital share transactions	(492,225)	(714,647)
Proceeds from regulatory settlements	147	—
Net Increase (Decrease) In Net Assets	(90,115)	232,742
Net Assets:
Beginning of period	4,186,267	3,953,525
End of period	$4,096,152	$4,186,267
Accumulated undistributed (distribution in excess of) net investment income	$17,505	$4,894
Shares:
Class IA
Sold	3,219	4,010
Issued in merger	10,373	—
Issued on reinvestment of distributions	2,575	4,239
Redeemed	(39,434)	(50,470)
Total share activity	(23,267)	(42,221)
Class IB
Sold	1,579	1,260
Issued in merger	1,979	—
Issued on reinvestment of distributions	324	589
Redeemed	(8,152)	(8,768)
Total share activity	(4,270)	(6,919)

The accompanying notes are an integral part of these financial statements.

15

Hartford Advisers HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Advisers HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

16

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

17

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

18

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be

19

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

20

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swaps as of December 31, 2010.

m)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

n)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts	Summary of Net Assets - Unrealized	$636
	appreciation
Foreign exchange contracts	Unrealized appreciation on foreign	2,436	Unrealized depreciation on foreign	1,917
	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

21

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$2	$—	$—	$2
Foreign exchange contracts	—	—	—	1,352	—	1,352
Credit contracts	—	—	—	—	(184)	(184)
Equity contracts	—	—	(23)	—	—	(23)
Total	$—	$—	$(21)	$1,352	$(184)	$1,147

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	—	636	—	—	$636
Foreign exchange contracts	—	—	—	519	—	519
Credit contracts	—	—	—	—	(115)	(115)
Total	$—	$—	$636	$519	$(115)	$1,040

o)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund invests in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant (“FCM”) an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the FCM, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and settled through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2010.

22

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$55,000	$83,425

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18,214
Accumulated Capital and Other Losses*	(1,241,886)
Unrealized Appreciation†	403,679
Total Accumulated Deficit	$(819,993)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$51
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(8)
Capital Stock and Paid-in-Capital	(43)

23

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$284,231
2017	957,655
Total	$1,241,886

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $222,635 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

24

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.65%	0.65%	0.63%	0.63%	0.62%
Class IB	0.90	0.90	0.88	0.88	0.87

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has

25

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $11. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payments from Affiliates for SEC Settlement	0.09%	0.09%
Total Return Excluding Payments from Affiliate	10.61	10.34

6.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,695,707
Sales Proceeds Excluding U.S. Government Obligations	3,185,912
Cost of Purchases for U.S. Government Obligations	369,417
Sales Proceeds for U.S. Government Obligations	367,530

7.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $147, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

26

9.	Fund Merger:

Reorganization of Hartford Global Advisers HLS Fund into Hartford Advisers HLS Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, Hartford Global Advisers HLS Fund (“Target Fund”), into another series of the Company, Hartford Advisers Fund (“Acquiring Fund”) (the “Reorganization”). The reorganization did not require shareholder approval by the shareholders of the Target Fund or Acquring Fund.

Pursuant to the Reorganization Agreement, on March 19, 2010 (merger date), each holder of Class IA and Class IB shares of the Target Fund became the owner of full and fractional shares of the corresponding class in the Acquring Fund having an equal aggregate value.

The merger was accomplished by tax free exchange as detailed below:

			Net assets of
		Net assets of	Acquiring		Acquiring Fund
	Net assets of Target	Acquiring Fund	Fund		shares issued to the
	Fund on Merger	immediately before	immediately	Target Fund shares	Target Fund's
	Date	merger	after merger	exchanged	shareholders

Class IA	$188,305	$3,614,641	$3,802,946	17,995	10,373
Class IB	36,319	575,481	611,800	3,489	1,979
Total	$224,624	$4,190,122	$4,414,746	21,484	12,352

The Target Fund had the following undistributed income, unrealized appreciation, accumulated net realized losses and capital stock as of March 19, 2010, (amounts are presented in accordance with GAAP).

Accumulated
		Unrealized	Net Realized
	Undistributed	Appreciation	Gains
Fund	Income	(Depreciation)	(Losses)	Capital Stock	Total
Target Fund	$(164)	$27,709	$(54,347)	$251,426	$224,624

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2010, are as follows:

			Net Decrease in Net Assets
Fund	Net Investment Income	Net Gain on Investments	Resulting from Operations
Acquiring Fund	$68,238	$298,349	$458,629

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target HLS Fund that have been included in the Acquiring Fund’s statement of operations since March 19, 2010.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

27

Hartford Advisers HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010(E)
IA	$17.47	$0.30	$–	$1.82	$2.12	$(0.27)	$–	$–	$(0.27)	$1.85	$19.32
IB	17.68	0.26	–	1.83	2.09	(0.22)	–	–	(0.22)	1.87	19.55

For the Year Ended December 31, 2009
IA	13.69	0.36	–	3.78	4.14	(0.36)	–	–	(0.36)	3.78	17.47
IB	13.85	0.32	–	3.83	4.15	(0.32)	–	–	(0.32)	3.83	17.68

For the Year Ended December 31, 2008
IA	20.97	0.50	–	(7.09)	(6.59)	(0.58)	(0.11)	–	(0.69)	(7.28)	13.69
IB	21.18	0.47	–	(7.17)	(6.70)	(0.52)	(0.11)	–	(0.63)	(7.33)	13.85

For the Year Ended December 31, 2007
IA	22.60	0.55	–	0.90	1.45	(0.53)	(2.55)	–	(3.08)	(1.63)	20.97
IB	22.78	0.49	–	0.92	1.41	(0.46)	(2.55)	–	(3.01)	(1.60)	21.18

For the Year Ended December 31, 2006
IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	–	(2.34)	0.07	22.60
IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	–	(2.28)	0.08	22.78

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)
During the year ended December 31, 2010, the Fund incurred $204.5 million in purchases associated with the transition of assets from Hartford Global Advisers HLS Fund, which merged into the Fund on March 19, 2010. These purchases were excluded from the portfolio turnover calculation.

(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

12.14%		$3,539,983	0.65%	0.65%	1.68%	65	%(F)
11.86		556,169	0.90	0.90	1.43	–

30.29		3,607,929	0.65	0.65	2.15	73
29.96		578,338	0.90	0.90	1.90	–

(31.64)		3,404,626	0.63	0.63	2.43	76
(31.81)		548,899	0.88	0.88	2.18	–

6.64		6,291,220	0.63	0.63	2.13	47
6.37		1,080,254	0.88	0.88	1.88	–

10.70	(G)	7,207,926	0.64	0.64	2.24	87
10.43	(G)	1,252,293	0.89	0.89	1.99	–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Advisers HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Advisers HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

30

Hartford Advisers HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

Hartford Advisers HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

32

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford Advisers HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,168.54	$3.53	$1,000.00	$1,021.95	$3.29	0.64%	184	365
Class IB	$1,000.00	$1,167.07	$4.89	$1,000.00	$1,020.69	$4.56	0.89%	184	365

34

Hartford Advisers HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Advisers HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures and compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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Hartford Advisers HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, which provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

36

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

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Hartford Advisers HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-AD-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Capital Appreciation HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Capital Appreciation HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Russell 3000 Index is an unmanaged index which measures the performance of  the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year
Capital Appreciation IA	16.50%	4.70%	6.32%
Capital Appreciation IB	16.21%	4.43%	6.07%
Russell 3000 Index	16.93%	2.74%	2.16%
S&P 500 Index	15.08%	2.29%	1.41%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Saul J. Pannell, CFA	Kent M. Stahl, CFA*	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President	Senior Vice President
Director of Investments and Risk Management
Paul E. Marrkand, CFA	Nicolas M. Choumenkovitch	Donald Kilbride
Senior Vice President	Senior Vice President	Senior Vice President
Stephen Mortimer*	David W. Palmer, CFA	Jeffrey L. Kripke
Senior Vice President	Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 16.50% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the Russell 3000 Index, which returned 16.93% for the same period. The Fund outperformed the 15.08% return of the S&P 500 Index as wel as the 13.45% return of the average fund in the Lipper Large-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities had a tumultuous start to 2010. Through late April, U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April until the end of June, risk aversion rose and equities fell on concerns that the global economy could slip back into recession. Investors worried about how burgeoning fiscal deficits across much of Europe, tightening credit conditions in China, and a disinflationary environment would affect the economic recovery and corporate earnings growth. In the third quarter, U.S. equities rebounded as investors shrugged off concerns about the pace of economic growth. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks. U.S. equities continued their ascent in the fourth quarter driven by

2

investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. Improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe.

Equity markets as measured by the Russell 3000 returned (+16.9%) during the period, with all sectors within the index posting positive returns. Consumer Discretionary (+30%), Industrials (+27%), and Materials (+25%) rose the most. Health Care (+6%) and Utilities (+7%) lagged on a relative basis.

The Fund underperformed its benchmark due to weak stock selection in the Health Care, Energy, and Information Technology sectors. An overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the lagging Health Care sector and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the strong performing Energy sector also detracted from relative returns. Stock selection within the Consumer Discretionary and Financials sectors aided returns, as did an overweight to Consumer Discretionary and an underweight to Utilities. A modest allocation to cash during the period detracted from relative returns in an upward trending market.

The largest detractors from benchmark-relative (i.e. performance as measured against the benchmark) returns were Roche Holdings (Health Care), Teva Pharmaceutical Industries (Health Care), and Cisco Systems (Information Technology). Shares of Swiss-based global pharmaceutical company Roche Holdings fell on concerns about the company's key growth driver, Avastin, after an FDA panel recommended the removal of the drug's approval for breast cancer treatment. Shares of the Israel-based drug manufacturer Teva Pharmaceutical Industries fell on concerns about a generic threat to the company's multiple sclerosis drug Copaxone. Shares of Cisco Systems, a leading supplier of networking equipment and network management for the Internet, fell after the company released disappointing revenue and earnings outlook as state and local government spending slowed sharply due to budget concerns. Boston Scientific (Health Care) was a top detractor from absolute performance (i.e. total return).

Ford (Consumer Discretionary), TRW Automotive (Consumer Discretionary), and Hewlett-Packard (Information Technology) were among the top contributors to benchmark relative returns. Shares of automobile and truck manufacturer Ford Motor rose as the company released strong year-over-year monthly sales increases and continued to make progress strengthening its balance sheet. Shares of TRW Automotive, an auto parts supplier, rose as new business wins, successful cost reductions, and higher levels of vehicle production boosted the firm's results and guidance. Shares of leading global server, PC, and printer company Hewlett-Packard fell when the CEO resigned abruptly over a dispute with the board concerning a harassment claim and inaccurate expense reports. An underweight position in Hewlett-Packard benefited the Fund. A position in consumer electronics company Apple (Information Technology) was a top contributor to absolute returns.

What is the outlook?

Looking forward, we are cautiously optimistic about the macroeconomic and valuation backdrop for stocks. As long as the European and U.S. debt crises do not intensify, we believe that continued macroeconomic improvement will overshadow debt concerns. However, we generally do not devote much time or energy to forecasting the market's direction from a top-down perspective. Instead, we focus our efforts on identifying what we consider to be attractive stocks from a bottom-up (i.e. stock by stock fundamental research) perspective, using fundamental analysis.

At the end of the period the Fund was most overweight the Consumer Discretionary, Industrials, and Materials sectors and most underweight Consumer Staples, Energy, and Utilities relative to its benchmark. The Fund’s largest absolute sector weights were in the Information Technology, Financials, and Consumer Discretionary sectors. As of December 31, 2010, Team 1 (Saul Pannell) managed approximately 50% of the Fund’s net assets.

*	Kent M. Stahl and Stephen Mortimer were added as additional portfolio managers for Hartford Capital Appreciation HLS Fund effective January 2010.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	6.9%
Banks (Financials)	5.7
Capital Goods (Industrials)	10.0
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	1.4
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	6.8
Energy (Energy)	7.9
Food & Staples Retailing (Consumer Staples)	2.1
Food, Beverage & Tobacco (Consumer Staples)	3.2
Health Care Equipment & Services (Health Care)	3.6
Household & Personal Products (Consumer Staples)	0.3
Insurance (Financials)	4.3
Materials (Materials)	6.7
Media (Consumer Discretionary)	1.8
Other Investment Pools and Funds (Financials)	0.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.4
Real Estate (Financials)	0.2
Retailing (Consumer Discretionary)	4.5
Semiconductors & Semiconductor Equipment (Information Technology)	3.6
Software & Services (Information Technology)	8.7
Technology Hardware & Equipment (Information Technology)	7.0
Telecommunication Services (Services)	1.0
Transportation (Industrials)	3.5
Utilities (Utilities)	0.3
Total	98.8%
Fixed Income Securities
Finance and Insurance (Finance)	0.3%
Total	0.3%
Short-Term Investments	0.9%
Other Assets and Liabilities	–
Total	100.0%

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Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Automobiles & Components - 6.5%
642	Daimler AG	$43,423
858	Dana Holding Corp. ●	14,766
1,574	Fiat S.p.A.	32,554
23,338	Ford Motor Co. ●	391,837
97	General Motors Co. ●	3,582
239	Gentex Corp.	7,053
698	Johnson Controls, Inc.	26,660
2,528	Modine Manufacturing Co. ●	39,176
336	Peugeot S.A.	12,777
624	Stoneridge, Inc. ●	9,847
1,909	TRW Automotive Holdings Corp. ●	100,598
		682,273
	Banks - 5.7%
1,531	Banco Santander Brasil S.A.	20,821
104	Bancolombia S.A. ADR	6,426
6,668	Barclays Bank plc	27,557
561	BB&T Corp.	14,746
4,175	China Merchants Bank Co., Ltd.	10,532
602	Itau Unibanco Banco Multiplo S.A. ADR	14,444
81	Itau Unibanco Holding S.A. ADR ■	1,938
826	MGIC Investment Corp. ●	8,418
22,529	Mitsubishi UFJ Financial Group, Inc.	121,477
1,746	PMI Group, Inc. ●	5,763
2,649	Radian Group, Inc.	21,378
628	Standard Chartered plc	16,964
340	State Bank of India	21,379
9,871	Wells Fargo & Co.	305,917
		597,760
	Capital Goods - 10.0%
645	ArvinMeritor, Inc. ●	13,237
492	Assa Abloy Ab	13,883
425	Atlas Copco Ab	10,737
428	Barnes Group, Inc.	8,843
205	Boeing Co.	13,389
334	Caterpillar, Inc.	31,299
11,079	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd. ●	25,028
69	Cummins, Inc.	7,624
167	Dover Corp.	9,769
167	Emerson Electric Co.	9,561
63	Fanuc Ltd.	9,584
157	Flowserve Corp.	18,765
223	Fluor Corp.	14,763
514	General Dynamics Corp.	36,468
10,700	General Electric Co.	195,701
295	Goodrich Corp.	25,959
1,388	Honeywell International, Inc.	73,763
160	Illinois Tool Works, Inc.	8,543
506	Ingersoll-Rand plc	23,822
6,775	Itochu Corp.	68,259
131	Joy Global, Inc.	11,342
181	Komatsu Ltd.	5,451
155	Kone Oyj Class B	8,634
76	Lockheed Martin Corp.	5,285
184	Moog, Inc. Class A ●	7,327
476	Navistar International Corp. ●	27,537
613	Northrop Grumman Corp.	39,705
182	Parker-Hannifin Corp.	15,717
308	Pentair, Inc.	11,234
189	Precision Castparts Corp.	26,332
1,672	Raytheon Co.	77,475
967	Safran S.A.	34,263
279	Schneider Electric S.A.	41,862
1,397	Tata Motors Ltd.	40,871
255	Terex Corp. ●	7,917
490	Textron, Inc.	11,591
455	United Rentals, Inc. ●	10,360
916	Volvo Ab Class B	16,134
132	W.W. Grainger, Inc.	18,189
214	WESCO International, Inc. ●	11,310
		1,047,533
	Commercial & Professional Services - 0.1%
833	Capital Group plc	9,054
95	Manpower, Inc.	5,988
327	Steelcase, Inc.	3,454
		18,496
	Consumer Durables & Apparel - 1.4%
773	Brunswick Corp.	14,495
95	CIE Financiere Richemont S.A.	5,573
320	Coach, Inc.	17,695
1,225	Eastman Kodak Co. ●	6,565
226	Hanesbrands, Inc. ●	5,740
35	Lululemon Athletica, Inc. ●	2,383
894	Mattel, Inc.	22,738
516	MRV Engenharia e Participacoes S.A.	4,849
30	NVR, Inc. ●	20,689
94	Pandora A/S ●	5,633
2,828	PDG Realty S.A.	17,306
11	Stanley Black & Decker, Inc.	762
158	Tempur-Pedic International, Inc. ●	6,309
95	Under Armour, Inc. Class A ●	5,204
88	Whirlpool Corp.	7,779
		143,720
	Consumer Services - 1.4%
378	Apollo Group, Inc. Class A ●	14,930
159	Capella Education Co. ●	10,611
81	Carnival Corp.	3,738
56	Ctrip.com International Ltd. ADR ●	2,267
224	DeVry, Inc.	10,762
1,621	Educomp Solutions Ltd.	19,271
330	ITT Educational Services, Inc. ●	21,018
160	Las Vegas Sands Corp. ●	7,356
71	New Oriental Education & Technology Group, Inc. ADR ●	7,513
31,051	Rexlot Holdings Ltd.	3,272
683	Starbucks Corp.	21,935
99	Strayer Education, Inc.	15,087
1,651	Thomas Cook Group plc	4,887
		142,647
	Diversified Financials - 6.8%
200	American Express Co.	8,585
518	Ameriprise Financial, Inc.	29,802
3,996	Bank of America Corp.	53,304
193	Bank of New York Mellon Corp.	5,835
511	BlackRock, Inc.	97,298
1,199	Goldman Sachs Group, Inc.	201,557

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Diversified Financials - 6.8% - (continued)
336	Invesco Ltd.	$8,075
4,406	JP Morgan Chase & Co.	186,891
221	Lazard Ltd.	8,723
452	Oaktree Capital ■●	16,046
75	Solar Cayman Ltd. ⌂●†	30
808	TD Ameritrade Holding Corp.	15,349
2,614	UBS AG	42,924
2,299	UBS AG ADR	37,870
		712,289
	Energy - 7.9%
677	Anadarko Petroleum Corp.	51,561
89	Apache Corp.	10,659
72	Baker Hughes, Inc.	4,116
1,595	BG Group plc	32,349
1,423	BP plc ADR	62,832
218	Cabot Oil & Gas Corp.	8,240
161	Cameco Corp.	6,501
344	Cameron International Corp. ●	17,433
213	Canadian Natural Resources Ltd. ADR	9,479
222	Chevron Corp.	20,257
1,330	Cobalt International Energy ●	16,245
1,132	Consol Energy, Inc.	55,165
1,135	ENSCO International plc	60,584
201	EOG Resources, Inc.	18,373
1,521	Exxon Mobil Corp.	111,218
2	Inpex Corp.	11,860
1,791	Karoon Gas Australia Ltd. ●	13,464
63	Massey Energy Co.	3,377
141	Nabors Industries Ltd. ●	3,313
478	Noble Corp.	17,105
411	OAO Gazprom Class S ADR	10,367
147	Occidental Petroleum Corp.	14,460
70	Oceaneering International, Inc. ●	5,185
124	Overseas Shipholding Group, Inc.	4,383
3,598	Paladin Energy Ltd. ●	18,136
250	Peabody Energy Corp.	16,008
1,615	Petroleo Brasileiro S.A. ADR	61,093
299	Repsol YPF S.A.	8,385
334	SBM Offshore N.V.	7,492
700	Southwestern Energy Co. ●	26,190
547	Statoilhydro ASA ADR	13,005
676	Suncor Energy, Inc.	25,900
488	Tsakos Energy Navigation Ltd.	4,881
543	Ultra Petroleum Corp. ●	25,922
504	Valero Energy Corp.	11,650
538	Venoco, Inc. ●	9,919
224	Weatherford International Ltd. ●	5,098
97	Whiting Petroleum Corp. ●	11,368
		813,573
	Food & Staples Retailing - 2.1%
4,354	CVS/Caremark Corp.	151,391
24,070	Olam International Ltd.	58,950
102	Whole Foods Market, Inc. ●	5,171
		215,512
	Food, Beverage & Tobacco - 3.2%
707	Anheuser-Busch InBev N.V.	40,410
586	Archer Daniels Midland Co.	17,639
145	Bunge Ltd. Finance Corp.	9,487
5,907	China Agri-Industries Holdings	6,694
907	Green Mountain Coffee Roasters, Inc. ●	29,799
112	Groupe Danone	7,041
367	Imperial Tobacco Group plc	11,268
2	Japan Tobacco, Inc.	6,595
4,414	Kraft Foods, Inc.	139,100
83	Maple Leaf Foods, Inc.	946
414	Molson Coors Brewing Co.	20,789
501	PepsiCo, Inc.	32,730
181	Philip Morris International, Inc.	10,585
		333,083
	Health Care Equipment & Services - 3.6%
119	Aetna, Inc.	3,619
145	Cardinal Health, Inc.	5,543
442	CIGNA Corp.	16,207
2,064	Covidien plc	94,237
94	Edwards Lifesciences Corp. ●	7,596
14	Gen-Probe, Inc. ●	788
612	Hologic, Inc. ●	11,516
1	Intuitive Surgical, Inc. ●	134
85	Laboratory Corp. of America Holdings ●	7,479
1,158	Medtronic, Inc.	42,932
31	Stryker Corp.	1,679
165	SXC Health Solutions Corp. ●	7,063
4,842	UnitedHealth Group, Inc.	174,847
		373,640
	Household & Personal Products - 0.3%
177	Beiersdorf AG	9,842
323	Colgate-Palmolive Co.	25,944
		35,786
	Insurance - 4.3%
2,901	ACE Ltd.	180,585
687	Assured Guaranty Ltd.	12,165
172	Everest Re Group Ltd.	14,622
682	Fidelity National Financial, Inc.	9,333
2,371	Genworth Financial, Inc. ●	31,158
288	Lincoln National Corp.	8,001
2,087	Marsh & McLennan Cos., Inc.	57,050
309	MetLife, Inc.	13,741
254	Principal Financial Group, Inc.	8,264
4,938	Prudential plc	51,588
400	Reinsurance Group of America, Inc.	21,479
459	Tokio Marine Holdings, Inc.	13,627
905	Unum Group	21,926
14	White Mountains Insurance Group Ltd.	4,531
		448,070
	Materials - 6.7%
149	Allegheny Technologies, Inc.	8,199
1,377	AngloGold Ltd. ADR	67,800
87	CF Industries Holdings, Inc.	11,744
117	Cliff's Natural Resources, Inc.	9,147
1,139	CRH plc	23,765
4,962	Dow Chemical Co.	169,410
166	Freeport-McMoRan Copper & Gold, Inc.	19,884
133	Georgia Gulf Corp. ●	3,209
109	HeidelbergCement AG	6,822
11,648	Huabao International Holdings Ltd.	18,840
442	Impala Platinum Holdings Ltd.	15,671
568	Methanex Corp. ADR	17,263
146	Monsanto Co.	10,195

The accompanying notes are an integral part of these financial statements.

5

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Materials - 6.7% - (continued)
844	Mosaic Co.	$64,455
194	Nucor Corp.	8,519
390	Olin Corp.	8,011
1,043	Owens-Illinois, Inc. ●	32,005
3,401	PTT Chemical NVDR	16,577
2,954	Rexam plc	15,343
255	Rio Tinto plc	18,161
333	Rio Tinto plc ADR	23,883
2,458	Sino Forest Corp. Class A ●	57,580
1,039	Steel Dynamics, Inc.	19,013
245	Teck Cominco Ltd. Class B	15,143
151	Vallar plc ●	2,625
136	Vulcan Materials Co.	6,046
271	Xstrata plc	6,420
		675,730
	Media - 1.8%
979	CBS Corp. Class B	18,650
1,152	Comcast Corp. Class A	25,310
427	Comcast Corp. Special Class A	8,888
922	DirecTV Class A ●	36,835
137	DreamWorks Animation SKG, Inc. ●	4,037
30	Harvey Weinstein Co. Holdings Class A-1 ⌂●†	–
4,705	News Corp. Class A	68,501
284	Omnicom Group, Inc.	12,998
335	Supermedia, Inc. ●	2,916
803	WPP plc	9,930
		188,065
	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
142	Agilent Technologies, Inc. ●	5,883
1,180	Amgen, Inc. ●	64,792
105	Amylin Pharmaceuticals, Inc. ●	1,550
183	Auxilium Pharmaceuticals, Inc. ●	3,863
1,124	Celgene Corp. ●	66,479
2,765	Daiichi Sankyo Co., Ltd.	60,379
1,187	Elan Corp. plc ADR ●	6,803
745	Gilead Sciences, Inc. ●	26,988
198	Johnson & Johnson	12,259
528	Momenta Pharmaceuticals, Inc. ●	7,906
225	Mylan, Inc. ●	4,763
6,648	Novavax, Inc. ●	16,155
10,136	Pfizer, Inc.	177,479
211	Pharmaceutical Product Development, Inc.	5,725
687	Roche Holding AG	100,691
60	Salix Pharmaceuticals Ltd. ●	2,836
784	Shionogi & Co., Ltd.	15,444
2,600	Teva Pharmaceutical Industries Ltd. ADR	135,542
262	Thermo Fisher Scientific, Inc. ●	14,482
353	UCB S.A.	12,138
186	Waters Corp. ●	14,465
109	Watson Pharmaceuticals, Inc. ●	5,635
		762,257
	Real Estate - 0.2%
359	BR Malls Participacoes S.A.	3,702
1,812	Hang Lung Properties Ltd.	8,470
383	Plum Creek Timber Co., Inc.	14,336
		26,508
	Retailing - 4.5%
116	Advance Automotive Parts, Inc.	7,674
92	Aeropostale, Inc. ●	2,260
127	Amazon.com, Inc. ●	22,825
150	Big Lots, Inc. ●	4,569
29,055	Buck Holdings L.P. ⌂●†	65,260
5,539	China ZhengTong Automotive Services Holdings Ltd. ●	5,223
170	Dick's Sporting Goods, Inc. ●	6,379
321	Expedia, Inc.	8,043
1,733	Home Depot, Inc.	60,756
340	Kohl's Corp. ●	18,465
2,193	Lowe's Co., Inc.	55,001
297	Nordstrom, Inc.	12,591
2,096	Office Depot, Inc. ●	11,320
31	Priceline.com, Inc. ●	12,579
252	Ross Stores, Inc.	15,963
1,537	Staples, Inc.	35,007
995	Target Corp.	59,813
61	The Buckle, Inc.	2,291
1,554	TJX Cos., Inc.	69,001
		475,020
	Semiconductors & Semiconductor Equipment - 3.6%
1,945	Altera Corp.	69,203
752	Analog Devices, Inc.	28,313
1,655	Broadcom Corp. Class A	72,061
94	Cavium Networks, Inc. ●	3,531
113	Cree, Inc. ●	7,461
102	Cypress Semiconductor Corp. ●	1,900
1,351	GT Solar International, Inc. ●	12,319
182	Intel Corp.	3,826
804	Intersil Corp.	12,279
477	LDK Solar Co., Ltd. ●	4,831
223	Maxim Integrated Products, Inc.	5,270
1,499	Micron Technology, Inc. ●	12,019
385	Skyworks Solutions, Inc. ●	11,015
8,016	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100,523
773	Teradyne, Inc. ●	10,850
625	Xilinx, Inc.	18,121
		373,522
	Software & Services - 8.7%
4,443	Activision Blizzard, Inc.	55,273
582	Adobe Systems, Inc. ●	17,917
100	Alliance Data Systems Corp. ●	7,124
223	Autodesk, Inc. ●	8,509
525	Automatic Data Processing, Inc.	24,318
150	BMC Software, Inc. ●	7,055
170	CACI International, Inc. Class A ●	9,078
232	Check Point Software Technologies Ltd. ADR ●	10,738
157	Citrix Systems, Inc. ●	10,727
155	Cognizant Technology Solutions Corp. ●	11,349
100	Concur Technologies, Inc. ●	5,209
3,742	eBay, Inc. ●	104,139
171	Google, Inc. ●	101,743
120	IAC/Interactive Corp. ●	3,457
1,115	IBM Corp.	163,696
735	Kit Digital, Inc. ●	11,794

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Software & Services - 8.7% - (continued)
105	Longtop Financial Technologies Ltd. ●	$3,787
1,546	Microsoft Corp.	43,158
6,321	Oracle Corp.	197,852
205	Paychex, Inc.	6,340
165	Red Hat, Inc. ●	7,544
177	Tencent Holdings Ltd.	3,845
123	Teradata Corp. ●	5,067
1,386	TiVo, Inc. ●	11,963
107	Vistaprint N.V. ●	4,941
72	VMware, Inc. ●	6,373
3,340	Western Union Co.	62,017
		905,013
	Technology Hardware & Equipment - 7.0%
172	Acme Packet, Inc. ●	9,138
196	ADTRAN, Inc.	7,108
406	Apple, Inc. ●	130,901
603	Arrow Electronics, Inc. ●	20,660
3,607	Cisco Systems, Inc. ●	72,969
3,834	Corning, Inc.	74,072
682	Dell, Inc. ●	9,246
4,421	EMC Corp. ●	101,232
708	Emulex Corp. ●	8,257
1,607	Flextronics International Ltd. ●	12,613
179	High Technology Computer Corp.	5,518
30,451	Hon Hai Precision Industry Co., Ltd.	122,664
328	Jabil Circuit, Inc.	6,596
370	Juniper Networks, Inc. ●	13,668
462	NetApp, Inc. ●	25,401
213	Polycom, Inc. ●	8,303
912	QLogic Corp. ●	15,531
904	Qualcomm, Inc.	44,719
297	Research In Motion Ltd. ●	17,255
353	Riverbed Technology, Inc. ●	12,427
125	SanDisk Corp. ●	6,211
3,687	WPG Holdings Co., Ltd.	7,113
		731,602
	Telecommunication Services - 1.0%
102	American Tower Corp. Class A ●	5,252
128	AT&T, Inc.	3,767
516	MetroPCS Communications, Inc. ●	6,511
8,059	Sprint Nextel Corp. ●	34,088
2,251	Vodafone Group plc ADR	59,487
		109,105
	Transportation - 3.5%
11,988	AirAsia Berhad ●	9,833
1,519	British Airways plc ●	6,475
100	C.H. Robinson Worldwide, Inc.	8,042
279	Cia de Concessoes Rodoviarias	7,868
5,667	Delta Air Lines, Inc. ●	71,399
130	Expeditors International of Washington, Inc.
70	FedEx Corp.	6,529
695	JetBlue Airways Corp. ●	4,597
87	Kuehne & Nagel International AG	12,132
403	Localiza Rent a Car S.A.	6,534
10,000	Nippon Yusen	44,026
441	Southwest Airlines Co.	5,722
1,365	Toll Holdings Ltd.	8,009
4,758	United Continental Holdings, Inc. ●	113,340
682	United Parcel Service, Inc. Class B	49,521
		361,103
	Utilities - 0.3%
297	Entergy Corp.	21,043
861	N.V. Energy, Inc.	12,093
		33,136
	Total common stocks
	(cost $8,668,692)	$10,205,443

PREFERRED STOCKS - 0.4%
	Automobiles & Components - 0.4%
871	General Motors Co. Preferred, 4.75% ۞	$47,119

	Total preferred stocks
	(cost $43,599)	$47,119

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
510	Novavax, Inc. ⌂●	$–

	Total warrants
	(cost $–)	$–

EXCHANGE TRADED FUNDS - 0.4%
	Other Investment Pools and Funds - 0.4%
230	SPDR S&P MidCap 400 ETF Trust	37,811

	Total exchange traded funds
	(cost $26,328)	$37,811

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.3%
	Finance and Insurance - 0.3%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 ■Δ	$28,756

	Total corporate bonds: non-investment grade
	(cost $53,136)	$28,756

	Total long-term investments
	(cost $8,791,755)	$10,319,129

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	01/03/2011 in the amount of $7,289,
	collateralized by FNMA 5.50%, 2038,
	value of $7,434)
$7,289	0.20%, 12/31/2010	$7,289
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in
	the amount of $60,044, collateralized by
	U.S. Treasury Note 0.88% - 2.13%, 2012
	- 2015, value of$61,244)
60,043	0.20%, 12/31/2010	60,043

The accompanying notes are an integral part of these financial statements.

7

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.9% - (continued)
	Repurchase Agreements - 0.9% - (continued)
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $27,419,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $27,967)
$27,418	0.28%, 12/31/2010		$27,418
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in
	the amount of $260, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of
	$266)
260	0.20%, 12/31/2010		260
			95,010
	Total short-term investments
	(cost $95,010)		$95,010

	Total investments
	(cost $8,886,765) ▲	100.0%	$10,414,139
	Other assets and liabilities	–%	(2,015)
	Total net assets	100.0%	$10,412,124

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 23.6% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $9,103,410 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,673,659
Unrealized Depreciation	(362,930)
Net Unrealized Appreciation	$1,310,729

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at December 31, 2010, was $65,290, which represents 0.63% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At December 31, 2010, the aggregate value of these securities was $46,740, which represents 0.45% of total net assets.

۞	Convertible security.

The accompanying notes are an integral part of these financial statements.

8

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	29,055	Buck Holdings L.P.	$22,268
10/2005	30	Harvey Weinstein Co. Holdings Class A-1 - Reg D	27,951
07/2008	510	Novavax, Inc. Warrants	–
03/2007	75	Solar Cayman Ltd. - 144A	55

The aggregate value of these securities at December 31, 2010, was $65,290, which represents 0.63% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	JP Morgan Securities	Buy	$836	$833	01/06/2011	$3
Euro	JP Morgan Securities	Buy	28	28	01/05/2011	–
Euro	State Street Global Markets LLC	Buy	84	83	01/04/2011	1
Euro	State Street Global Markets LLC	Buy	5,675	5,633	01/05/2011	42
Hong Kong Dollar	BNP Paribas Securities	Buy	143	143	01/04/2011	–
Hong Kong Dollar	JP Morgan Securities	Sell	833	833	01/04/2011	–
Japanese Yen	Banc of America Securities	Sell	10,879	10,552	03/16/2011	(327)
Japanese Yen	CS First Boston	Sell	934	923	01/05/2011	(11)
Japanese Yen	CS First Boston	Buy	3,087	3,073	01/06/2011	14
Japanese Yen	UBS AG	Sell	695	689	01/04/2011	(6)
						$(284)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Capital Appreciation HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$682,273	$593,519	$88,754	$–
Banks	597,760	399,851	197,909	–
Capital Goods	1,047,533	797,855	249,678	–
Commercial & Professional Services	18,496	9,442	9,054	–
Consumer Durables & Apparel	143,720	138,147	5,573	–
Consumer Services	142,647	115,217	27,430	–
Diversified Financials	712,289	653,289	42,924	16,076
Energy	813,573	721,887	91,686	–
Food & Staples Retailing	215,512	156,562	58,950	–
Food, Beverage & Tobacco	333,083	263,951	69,132	–
Health Care Equipment & Services	373,640	373,640	–	–
Household & Personal Products	35,786	35,786	–	–
Insurance	448,070	382,855	65,215	–
Materials	675,730	554,131	121,599	–
Media	188,065	178,135	9,930	–
Pharmaceuticals, Biotechnology & Life Sciences	762,257	573,605	188,652	–
Real Estate	26,508	18,038	8,470	–
Retailing	475,020	409,760	–	65,260
Semiconductors & Semiconductor Equipment	373,522	373,522	–	–
Software & Services	905,013	901,168	3,845	–
Technology Hardware & Equipment	731,602	596,307	135,295	–
Telecommunication Services	109,105	109,105	–	–
Transportation	361,103	280,628	80,475	–
Utilities	33,136	33,136	–	–
Total	10,205,443	8,669,536	1,454,571	81,336
Preferred Stocks	47,119	47,119	–	–
Corporate Bonds: Non-Investment Grade	28,756	–	28,756	–
Short-Term Investments	95,010	–	95,010	–
Exchange Traded Funds	37,811	37,811	–	–
Warrants	–	–	–	–
Total	$10,414,139	$8,754,466	$1,578,337	$81,336
Foreign Currency Contracts*	60	–	60	–
Total	$60	$–	$60	$–
Liabilities:
Foreign Currency Contracts*	344	–	344	–
Total	$344	$–	$344	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance as
	of	Realized	Unrealized					Transfers	Transfers	of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$75,356	$8,005	$14,594	*	$—	$—	$(16,619)	$—	$—	$81,336
Warrants	—	—	—		—	—	—	—	—	—
Total	$75,356	$8,005	$14,594		$—	$—	$(16,619)	$—	$—	$81,336

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $10,554.

The accompanying notes are an integral part of these financial statements.

10

Hartford Capital Appreciation HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $8,886,765)	$10,414,139
Cash	2
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on foreign currency contracts	60
Receivables:
Investment securities sold	54,374
Fund shares sold	1,084
Dividends and interest	12,441
Other assets	—
Total assets	10,482,101
Liabilities:
Unrealized depreciation on foreign currency contracts	344
Payables:
Investment securities purchased	61,522
Fund shares redeemed	5,920
Investment management fees	1,440
Distribution fees	83
Accrued expenses	668
Total liabilities	69,977
Net assets	$10,412,124
Summary of Net Assets:
Capital stock and paid-in-capital	$10,768,159
Accumulated distributions in excess of net investment loss	(4,122)
Accumulated net realized loss on investments and foreign currency transactions	(1,879,139)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	1,527,226
Net assets	$10,412,124
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$42.36
Shares outstanding	209,868
Net assets	$8,889,906
Class IB: Net asset value per share	$42.00
Shares outstanding	36,242
Net assets	$1,522,218

The accompanying notes are an integral part of these financial statements.

11

Hartford Capital Appreciation HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$138,124
Interest	6,556
Less: Foreign tax withheld	(4,417)
Total investment income, net	140,263

Expenses:
Investment management fees	58,401
Administrative service fees	3,194
Transfer agent fees	6
Distribution fees - Class IB	3,711
Custodian fees	253
Accounting services fees	1,655
Board of Directors' fees	219
Audit fees	182
Other expenses	1,547
Total expenses (before fees paid indirectly)	69,168
Commission recapture	(261)
Total fees paid indirectly	(261)
Total expenses, net	68,907
Net investment income	71,356

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	989,597
Net realized loss on foreign currency contracts	(16,626)
Net realized loss on other foreign currency transactions	(1,353)
Net Realized Gain on Investments and Foreign Currency Transactions	971,618

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	450,796
Net unrealized depreciation of foreign currency contracts	(2,600)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(9)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	448,187
Net Gain on Investments and Foreign Currency Transactions	1,419,805
Net Increase in Net Assets Resulting from Operations	$1,491,161

The accompanying notes are an integral part of these financial statements.

12

Hartford Capital Appreciation HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$71,356	$81,830
Net realized gain (loss) on investments and foreign currency transactions	971,618	(785,331)
Net unrealized appreciation of investments and foreign currency transactions	448,187	3,881,583
Payment from affiliate	—	273
Net Increase In Net Assets Resulting From Operations	1,491,161	3,178,355
Distributions to Shareholders:
From net investment income
Class IA	(55,594)	(65,595)
Class IB	(5,968)	(9,405)
From tax-return of capital
Class IA	(6,340)	—
Class IB	(1,098)	—
Total distributions	(69,000)	(75,000)
Capital Share Transactions:
Class IA
Sold	552,196	795,821
Issued on reinvestment of distributions	61,934	65,595
Redeemed	(1,348,500)	(1,052,608)
Total capital share transactions	(734,370)	(191,192)
Class IB
Sold	111,815	116,122
Issued on reinvestment of distributions	7,066	9,405
Redeemed	(400,674)	(344,613)
Total capital share transactions	(281,793)	(219,086)
Net decrease from capital share transactions	(1,016,163)	(410,278)
Net Increase In Net Assets	405,998	2,693,077
Net Assets:
Beginning of period	10,006,126	7,313,049
End of period	$10,412,124	$10,006,126
Accumulated undistributed (distribution in excess of) net investment income	$(4,122)	$5,844
Shares:
Class IA
Sold	14,803	27,376
Issued on reinvestment of distributions	1,534	1,786
Redeemed	(36,097)	(37,023)
Total share activity	(19,760)	(7,861)
Class IB
Sold	2,990	3,965
Issued on reinvestment of distributions	181	257
Redeemed	(10,870)	(11,789)
Total share activity	(7,699)	(7,567)

The accompanying notes are an integral part of these financial statements.

13

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Capital Appreciation HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

14

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

15

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

16

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be

17

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign	$60	Unrealized depreciation on foreign	$344
	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

18

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(16,626)	$—	$(16,626)
Equity contracts	—	(91)	—	—	—	(91)
Total	$—	$(91)	$—	$(16,626)	$—	$(16,717)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(2,600)	—	$(2,600)
Total	$—	$—	$—	$(2,600)	$—	$(2,600)

n)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. As of December 31, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has

19

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$61,562	$75,000
Tax Return of Capital	7,438	—

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(1,666,944)
Unrealized Appreciation†	1,310,909
Total Accumulated Deficit	$(356,035)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(19,760)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	18,978
Capital Stock and Paid-in-Capital	782

20

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$1,664,527
Total	$1,664,527

As of December 31, 2010, the Fund utilized $835,404 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Ordinary Income	$2,417

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

21

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.67%	0.67%	0.66%	0.67%	0.66%
Class IB	0.92	0.92	0.91	0.92	0.91

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the

22

principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $26. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided direct investment transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly-owned subsidiary of The Hartford, provides direct investment transfer agent services to the Fund. The combined amounts compensated to HISC and HASCO can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$273

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payments from Affiliate	45.66	45.30

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.09%	0.09%
Total Return Excluding Payments from Affiliate	16.52	16.23

6.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$8,985,353
Sales Proceeds Excluding U.S. Government Obligations	10,030,802

23

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

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25

Hartford Capital Appreciation HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized								Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from		Distributions				(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment		from Realized	Distributions		Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income		Capital Gains	from Capital		Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$36.63	$0.30	$–	$5.72	$6.02	$(0.26)		$–	$(0.03)		$(0.29)	$5.73	$42.36
IB	36.32	0.21	–	5.66	5.87	(0.16)		–	(0.03)		(0.19)	5.68	42.00

For the Year Ended December 31, 2009
IA	25.34	0.31	–	11.27	11.58	(0.29)		–	–		(0.29)	11.29	36.63
IB	25.14	0.25	–	11.14	11.39	(0.21)		–	–		(0.21)	11.18	36.32

For the Year Ended December 31, 2008
IA	52.46	0.46	–	(22.58)	(22.12)	(0.50	)(F)	(4.28)	(0.22	)(F)	(5.00)	(27.12)	25.34
IB	52.01	0.39	–	(22.37)	(21.98)	(0.39	)(F)	(4.28)	(0.22	)(F)	(4.89)	(26.87)	25.14

For the Year Ended December 31, 2007
IA	53.49	0.35	–	8.36	8.71	(0.07)		(9.67)	–		(9.74)	(1.03)	52.46
IB	53.21	0.22	–	8.28	8.50	(0.03)		(9.67)	–		(9.70)	(1.20)	52.01

For the Year Ended December 31, 2006
IA	52.99	0.50	0.04	7.88	8.42	(0.76)		(7.16)	–		(7.92)	0.50	53.49
IB	52.75	0.36	0.04	7.83	8.23	(0.61)		(7.16)	–		(7.77)	0.46	53.21

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)
In 2009, the Fund amended its 2008 federal tax return in order to change an election relating to the recognition and classification of certain net realized losses and ordinary income items. As a result, a portion of the distributions that were made by the Fund during 2008 were reclassified as return of capital. This reclassification had no impact on the total net assets or net asset value of the Fund.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

16.50%		$8,889,906	0.67%	0.67%	0.77%	95%
16.21		1,522,218	0.92	0.92	0.52	–

45.67	(E)	8,410,214	0.68	0.68	1.03	128
45.30	(E)	1,595,912	0.93	0.93	0.79	–

(45.59)		6,017,984	0.67	0.67	1.12	131
(45.73)		1,295,065	0.92	0.92	0.87	–

16.83		12,123,834	0.67	0.67	0.68	101
16.53		2,933,905	0.92	0.92	0.42	–

16.61	(E)	11,746,831	0.67	0.67	0.82	73
16.32	(E)	2,810,587	0.92	0.92	0.57	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Capital Appreciation HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Capital Appreciation HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

28

Hartford Capital Appreciation HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

Hartford Capital Appreciation HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

30

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

Hartford Capital Appreciation HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,278.95	$3.86	$1,000.00	$1,021.82	$3.42	0.67%	184	365
Class IB	$1,000.00	$1,277.35	$5.29	$1,000.00	$1,020.56	$4.69	0.92%	184	365

32

Hartford Capital Appreciation HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Capital Appreciation HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

33

Hartford Capital Appreciation HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

34

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

35

Hartford Capital Appreciation HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-CA10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Disciplined Equity HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Disciplined Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Disciplined Equity HLS Fund inception 05/29/1998
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year

Disciplined Equity IA	14.04%	1.83%	1.23%
Disciplined Equity IB	13.76%	1.58%	0.98%
S&P 500 Index	15.08%	2.29%	1.41%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Manager
Mammen Chally, CFA
Vice President

How did the Fund perform?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 14.04% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the S&P 500, which returned 15.08% for the same period. The Fund outperformed the 13.45% return of the average fund in the Lipper Large-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during 2010 due to significant macroeconomic concerns, which included the European sovereign debt crisis and fears of a double dip recession in the U.S. Investors regained confidence beginning in September as many of these headwinds appeared to have abated as U.S. economic news improved, the U.S. Federal Reserve Bank pursued further quantitative easing, and corporate earnings rose.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+15.1%), mid-cap equities (+26.6%), and small-cap equities (+26.9%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the twelve-month period all ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+28%) and Industrials (+27%), while Health Care (+3%) and Utilities (+6%) lagged on a relative basis.

The Fund underperformed the benchmark due to our sector positioning, which is a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process. In particular, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Health Care and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Energy detracted from relative performance. This positioning more than offset our strong stock selection, particularly in the Information Technology and Financials sectors. The Fund’s option strategy modestly added to relative returns.

The largest detractors from performance relative to the benchmark were Entergy (Utilities), Forest Labs (Health Care), and ITT Educational Services (Consumer Discretionary). Integrated utility

2

Entergy’s shares came under pressure on concerns of lower earnings in 2010 and 2011 due to depressed power prices in its markets. Shares of Forest Labs stagnated as Daxas, a key drug under development for the respiratory condition COPD, failed to gain approval from the FDA. Shares of ITT Educational Services, a provider of post-secondary degree programs, fell due to the company’s slowing enrollment growth, lower placement rates, and concerns about potential regulation of the for-profit education industry. Other detractors from absolute performance (i.e. total return) included Microsoft (Information Technology) and Medtronic (Health Care).

The largest contributors to benchmark-relative performance were Priceline.com (Consumer Discretionary), Dover (Industrials), and Allied World Assurance (Financials). Online travel company Priceline.com’s shares rose sharply in August after it reported stronger than expected second quarter earnings and third quarter guidance, particularly due to strength in its European operations. Dover, a diversified industrial company, increased its guidance for fiscal year 2010 on multiple occasions during the period, sending shares higher. Shares of specialty insurance and reinsurance company Allied World Assurance rose as the company benefited from a healthy balance sheet, favorable loss developments, and the repurchase of nearly 10% of the company's shares. Our positions in Apple (Information Technology), Altria Group (Consumer Staples) and Oracle (Information Technology) were among the top contributors to absolute performance.

What is the outlook?

Looking forward, we are cautiously optimistic about the macroeconomic and valuation backdrop for stocks. As long as the European and U.S. debt crises do not intensify, we believe that continued macroeconomic improvement will overshadow debt concerns. However, we generally do not devote much time or energy to forecasting the market's direction from a top-down perspective. Instead, we focus our efforts on identifying what we believe are attractive stocks from a bottom-up perspective.

We focus on stock selection as the key driver of returns and use proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks for the Fund. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Health Care, Information Technology, and Utilities sectors and most underweight Energy, Consumer Staples, and Financials relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry
as of December 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.3%
Banks (Financials)	4.2
Capital Goods (Industrials)	10.2
Consumer Durables & Apparel (Consumer Discretionary)	0.6
Diversified Financials (Financials)	6.5
Energy (Energy)	7.7
Food & Staples Retailing (Consumer Staples)	0.8
Food, Beverage & Tobacco (Consumer Staples)	5.8
Health Care Equipment & Services (Health Care)	4.3
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	2.9
Materials (Materials)	3.0
Media (Consumer Discretionary)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.8
Retailing (Consumer Discretionary)	6.2
Semiconductors & Semiconductor Equipment (Information Technology)	3.7
Software & Services (Information Technology)	11.4
Technology Hardware & Equipment (Information Technology)	6.7
Telecommunication Services (Services)	2.2
Utilities (Utilities)	5.7
Short-Term Investments	2.3
Other Assets and Liabilities	1.4
Total	100.0%

3

Hartford Disciplined Equity HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.3%
	Automobiles & Components - 2.3%
743	Ford Motor Co. ●	$12,470
254	General Motors Co. ●	9,348
158	Johnson Controls, Inc.	6,024
		27,842
	Banks - 4.2%
287	PNC Financial Services Group, Inc.	17,427
1,040	Wells Fargo & Co.	32,229
		49,656
	Capital Goods - 10.2%
192	3M Co.	16,578
102	Caterpillar, Inc.	9,535
154	Cooper Industries plc Class A	8,983
307	Dover Corp.	17,938
244	General Dynamics Corp.	17,314
146	Illinois Tool Works, Inc.	7,786
242	Northrop Grumman Corp.	15,696
100	Parker-Hannifin Corp.	8,647
234	United Technologies Corp.	18,389
		120,866
	Consumer Durables & Apparel - 0.6%
259	Mattel, Inc.	6,579

	Diversified Financials - 6.5%
156	Ameriprise Financial, Inc.	8,972
1,665	Bank of America Corp.	22,212
33	BlackRock, Inc.	6,251
129	Goldman Sachs Group, Inc.	21,642
436	JP Morgan Chase & Co.	18,504
		77,581
	Energy - 7.7%
140	Anadarko Petroleum Corp.	10,685
140	Chevron Corp.	12,738
317	Exxon Mobil Corp.	23,172
433	Marathon Oil Corp.	16,026
168	Occidental Petroleum Corp.	16,432
246	Ultra Petroleum Corp. ●	11,752
		90,805
	Food & Staples Retailing - 0.8%
329	Sysco Corp.	9,667

	Food, Beverage & Tobacco - 5.8%
707	Altria Group, Inc.	17,404
138	Dr. Pepper Snapple Group	4,866
145	Lorillard, Inc.	11,923
219	PepsiCo, Inc.	14,334
346	Philip Morris International, Inc.	20,250
		68,777
	Health Care Equipment & Services - 4.3%
181	Covidien plc	8,269
180	McKesson Corp.	12,689
165	St. Jude Medical, Inc. ●	7,067
406	UnitedHealth Group, Inc.	14,646
140	Wellpoint, Inc. ●	7,961
		50,632
	Household & Personal Products - 0.7%
101	Estee Lauder Co., Inc.	8,151

	Insurance - 2.9%
294	Allied World Assurance Holdings Ltd.	17,487
566	Genworth Financial, Inc. ●	7,437
369	Unum Group	8,930
		33,854
	Materials - 3.0%
50	CF Industries Holdings, Inc. Θ	6,717
271	Dow Chemical Co.	9,248
113	Freeport-McMoRan Copper & Gold, Inc.	13,546
93	Newmont Mining Corp.	5,701
		35,212
	Media - 0.6%
383	CBS Corp. Class B	7,302

	Pharmaceuticals, Biotechnology & Life Sciences - 10.8%
181	Agilent Technologies, Inc. ●	7,490
237	Amgen, Inc. ●	12,984
99	Celgene Corp. ●	5,825
214	Eli Lilly & Co.	7,495
322	Forest Laboratories, Inc. ●	10,291
214	Gilead Sciences, Inc. ●	7,755
143	Johnson & Johnson	8,857
201	Merck & Co., Inc.	7,233
937	Pfizer, Inc.	16,410
192	Regeneron Pharmaceuticals, Inc. ●	6,307
185	Salix Pharmaceuticals Ltd. ●	8,664
112	Thermo Fisher Scientific, Inc. ●	6,173
161	Vertex Pharmaceuticals, Inc. ●	5,626
73	Waters Corp. ●	5,704
199	Watson Pharmaceuticals, Inc. ●	10,299
		127,113
	Retailing - 6.2%
109	Abercrombie & Fitch Co. Class A Θ	6,282
221	Big Lots, Inc. ●	6,744
470	Gap, Inc.	10,408
151	Kohl's Corp. ●	8,178
404	Lowe's Co., Inc.	10,142
33	Netflix, Inc. ●Θ	5,860
17	Priceline.com, Inc. ●	6,912
107	Target Corp.	6,428
268	TJX Cos., Inc.	11,910
		72,864
	Semiconductors & Semiconductor Equipment - 3.7%
183	Analog Devices, Inc.	6,890
189	Broadcom Corp. Class A	8,244
335	Intel Corp.	7,035
238	Skyworks Solutions, Inc. ●	6,805
454	Texas Instruments, Inc.	14,745
		43,719
	Software & Services - 11.4%
289	Accenture plc	14,033
216	BMC Software, Inc. ●	10,192
521	eBay, Inc. ●	14,486
93	Factset Research Systems, Inc.	8,729
27	Google, Inc. ●	15,746
137	IBM Corp.	20,077
12	Mastercard, Inc.	2,599
450	Microsoft Corp.	12,571
815	Oracle Corp.	25,500

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.3% - (continued)
	Software & Services - 11.4% - (continued)
359	VeriSign, Inc.		$11,715
			135,648
	Technology Hardware & Equipment - 6.7%
129	Apple, Inc. ●		41,642
350	Cisco Systems, Inc. ●		7,070
229	EMC Corp. ●		5,249
157	Hewlett-Packard Co.		6,589
105	Juniper Networks, Inc. ●		3,858
130	NetApp, Inc. ●Θ		7,156
160	Qualcomm, Inc.		7,914
			79,478
	Telecommunication Services - 2.2%
881	AT&T, Inc.		25,897

	Utilities - 5.7%
248	Entergy Corp.		17,558
120	NextEra Energy, Inc.		6,213
228	Northeast Utilities		7,256
281	PG&E Corp.		13,434
282	UGI Corp.		8,896
564	Xcel Energy, Inc.		13,270
			66,627
	Total common stocks
	(cost $934,558)		$1,138,270

	Total long-term investments
	(cost $934,558)		$1,138,270

SHORT-TERM INVESTMENTS - 2.3%
	Repurchase Agreements - 2.3%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $2,101,
	collateralized by FNMA 5.50%, 2038,
	value of $2,143)
$2,101	0.20%, 12/31/2010		$2,101
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $17,307, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 -
	2015, value of $17,653)
17,307	0.20%, 12/31/2010		17,307
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $7,903,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $8,061)
7,903	0.28%, 12/31/2010		7,903
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $75, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $77)
75	0.20%, 12/31/2010		75
			27,386
	Total short-term investments
	(cost $27,386)		$27,386

	Total investments
	(cost $961,944) ▲	98.6%	$1,165,656
	Other assets and liabilities	1.4%	16,563
	Total net assets	100.0%	$1,182,219
The accompanying notes are an integral part of these financial statements.

5

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $962,115 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$232,603
Unrealized Depreciation	(29,062)
Net Unrealized Appreciation	$203,541

•	Currently non-income producing.

Θ	At December 31, 2010, these securities were designated to cover written call options in the table below:

Issuer	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Abercrombie & Fitch Co.	Equity	$60.00	02/21/2011	203	$57	$61	$4
CF Industries Holdings	Equity	$145.00	01/24/2011	86	18	19	1
NetApp, Inc.	Equity	$60.00	02/21/2011	215	23	26	3
Netflix.com, Inc.	Equity	$230.00	02/21/2011	64	12	16	4
					$110	$122	$12

*	The number of contracts does not omit 000's.

Cash of $2,844 collateralized the written put options in the table below. At December 31, 2010, the maximum delivery obligation of the written put options is $3,121.

Issuer	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Broadcom Corp.	Equity	$39.00	02/21/2011	271	$22	$20	$(2)
CF Industries Holdings, Inc.	Equity	$105.00	01/24/2011	96	1	16	15
Newmont Mining Corp.	Equity	$55.00	01/24/2011	192	3	16	13
					$26	$52	$26

*	The number of contracts does not omit 000's.

Futures Contracts Outstanding at December 31, 2010

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Mini	358	Long	03/18/2011	$22,429	$22,466	$(37)

*	The number of contracts does not omit 000's.

Cash of $1,611 was pledged as initial margin deposit for open futures contracts at December 31, 2010.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Disciplined Equity HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,138,270	$1,138,270	$–	$–
Short-Term Investments	27,386	–	27,386	–
Total	$1,165,656	$1,138,270	$27,386	$–
Written Options *	40	40	–	–
Total	$40	$40	$–	$–
Liabilities:
Futures *	37	37	–	–
Written Options *	2	2	–	–
Total	$39	$39	$–	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

Hartford Disciplined Equity HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $961,944)	$1,165,656
Cash	4,456	*,†
Receivables:
Investment securities sold	17,289
Fund shares sold	166
Dividends and interest	1,348
Total assets	1,188,915
Liabilities:
Payables:
Investment securities purchased	5,689
Fund shares redeemed	517
Variation margin	27
Investment management fees	182
Distribution fees	9
Accrued expenses	136
Written options (proceeds $174)	136
Total liabilities	6,696
Net assets	$1,182,219
Summary of Net Assets:
Capital stock and paid-in-capital	$1,291,790
Accumulated undistributed net investment income	2,103
Accumulated net realized loss on investments	(315,387)
Unrealized appreciation of investments	203,713
Net assets	$1,182,219
Shares authorized	3,500,000
Par value	$0.001
Class IA: Net asset value per share	$11.79
Shares outstanding	86,681
Net assets	$1,022,321
Class IB: Net asset value per share	$11.73
Shares outstanding	13,627
Net assets	$159,898

* Cash of $2,844 is pledged as collateral for open put options.
† Cash of $1,611 is pledged as collateral for open futures contracts.

The accompanying notes are an integral part of these financial statements.

8

Hartford Disciplined Equity HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$23,524
Interest	21
Total investment income, net	23,545

Expenses:
Investment management fees	7,547
Administrative service fees	372
Distribution fees - Class IB	395
Custodian fees	8
Accounting services fees	135
Board of Directors' fees	24
Audit fees	24
Other expenses	291
Total expenses (before fees paid indirectly)	8,796
Commission recapture	(13)
Custodian fee offset	(1)
Total fees paid indirectly	(14)
Total expenses, net	8,782
Net investment income	14,763

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	17,190
Net realized gain on futures	1,537
Net realized gain on written options	886
Net Realized Gain on Investments and Other Financial Instruments	19,613

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	116,844
Net unrealized depreciation of futures	(119)
Net unrealized depreciation of written options	(44)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	116,681
Net Gain on Investments and Other Financial Instruments	136,294
Net Increase in Net Assets Resulting from Operations	$151,057

The accompanying notes are an integral part of these financial statements.

9

Hartford Disciplined Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$14,763	$16,005
Net realized gain (loss) on investments and other financial instruments	19,613	(114,315)
Net unrealized appreciation of investments and other financial instruments	116,681	343,163
Payment from affiliate	—	76
Net Increase In Net Assets Resulting From Operations	151,057	244,929
Distributions to Shareholders:
From net investment income
Class IA	(12,627)	(14,011)
Class IB	(1,603)	(2,043)
Total distributions	(14,230)	(16,054)
Capital Share Transactions:
Class IA
Sold	62,386	72,631
Issued on reinvestment of distributions	12,627	14,011
Redeemed	(179,815)	(141,168)
Total capital share transactions	(104,802)	(54,526)
Class IB
Sold	13,283	10,251
Issued on reinvestment of distributions	1,603	2,043
Redeemed	(46,630)	(39,352)
Total capital share transactions	(31,744)	(27,058)
Net decrease from capital share transactions	(136,546)	(81,584)
Net Increase In Net Assets	281	147,291
Net Assets:
Beginning of period	1,181,938	1,034,647
End of period	$1,182,219	$1,181,938
Accumulated undistributed (distribution in excess of)
net investment income	$2,103	$1,583
Shares:
Class IA
Sold	6,035	8,156
Issued on reinvestment of distributions	1,107	1,368
Redeemed	(16,783)	(15,951)
Total share activity	(9,641)	(6,427)
Class IB
Sold	1,267	1,172
Issued on reinvestment of distributions	142	201
Redeemed	(4,389)	(4,475)
Total share activity	(2,980)	(3,102)

The accompanying notes are an integral part of these financial statements.

10

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Disciplined Equity HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

11

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

12

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses,

13

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

f)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives	Liability Derivatives
Equity contracts		Summary of Net Assets - Unrealized depreciation	$37
Equity contracts		Written Options, Market Value	136

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$886	$—	$1,537	$—	$—	$2,423
Total	$886	$—	$1,537	$—	$—	$2,423

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	(44)	—	(119)	—	—	$(163)
Total	$(44)	$—	$(119)	$—	$—	$(163)

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund invests in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant (“FCM”) an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the FCM, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and settled through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2010.

4.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

15

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund had no outstanding purchased option contracts as of December 31, 2010. Transactions involving written option contracts for the Fund during the year ended December 31, 2010, are summarized below:

	Options Contract Activity During the
	Year Ended December 31, 2010
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	676	$62
Written	20,473	1,325
Expired	(8,896)	(539)
Closed	(7,222)	(512)
Exercised	(4,463)	(214)
End of Year	568	$122

	Options Contract Activity During the
	Year Ended December 31, 2010
Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	754	77
Written	17,590	824
Expired	(14,425)	(613)
Closed	(3,360)	(236)
Exercised	—	—
End of Year	559	52

* The number of contracts does not omit 000's.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$14,230	$16,054

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,103
Accumulated Capital and Other Losses*	(315,253)
Unrealized Appreciation†	203,579
Total Accumulated Deficit	$(109,571)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(13)
Accumulated Net Realized Gain (Loss) on Investments	13

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$128,352
2017	186,901
Total	$315,253

As of December 31, 2010, the Fund utilized $18,985 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

17

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

18

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.74%	0.75%	0.71%	0.70%	0.71%
Class IB	0.99	1.00	0.96	0.95	0.96

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$76

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”).

19

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“HL, Inc.”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payments from Affiliates for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payments from Affiliates	25.64	25.32

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payments from Affiliates for SEC Settlement	0.03%	0.03%
Impact from Payment from Affiliate for Unrestricted Transfers	0.01	0.01
Total Return Excluding Payments from Affiliates	12.41	12.13

7.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$478,095
Sales Proceeds Excluding U.S. Government Obligations	633,578

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

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21

Hartford Disciplined Equity HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$10.47	$0.15	$–	$1.32	$1.47	$(0.15)	$–	$–	$(0.15)	$1.32	$11.79
IB	10.42	0.13	–	1.30	1.43	(0.12)	–	–	(0.12)	1.31	11.73
For the Year Ended December 31, 2009
IA	8.46	0.15	–	2.01	2.16	(0.15)	–	–	(0.15)	2.01	10.47
IB	8.41	0.13	–	2.00	2.13	(0.12)	–	–	(0.12)	2.01	10.42
For the Year Ended December 31, 2008
IA	15.05	0.14	–	(5.37)	(5.23)	(0.14)	(1.22)	–	(1.36)	(6.59)	8.46
IB	14.97	0.12	–	(5.35)	(5.23)	(0.11)	(1.22)	–	(1.33)	(6.56)	8.41
For the Year Ended December 31, 2007
IA	14.08	0.16	–	1.01	1.17	(0.15)	(0.05)	–	(0.20)	0.97	15.05
IB	14.01	0.13	–	1.00	1.13	(0.12)	(0.05)	–	(0.17)	0.96	14.97
For the Year Ended December 31, 2006
IA	12.66	0.14	0.01	1.42	1.57	(0.15)	–	–	(0.15)	1.42	14.08
IB	12.58	0.13	0.01	1.39	1.53	(0.10)	–	–	(0.10)	1.43	14.01

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

14.04%		$1,022,321	0.75%	0.75%	1.35%	44%
13.76		159,898	1.00	1.00	1.10	–

25.65	(E)	1,008,875	0.75	0.75	1.56	59
25.33	(E)	173,063	1.00	1.00	1.31	–

(37.27)		868,799	0.71	0.71	1.14	73
(37.43)		165,848	0.96	0.96	0.89	–

8.34		1,566,652	0.70	0.70	1.04	75
8.07		339,877	0.95	0.95	0.79	–

12.45	(E)	1,401,619	0.72	0.72	1.19	63
12.17	(E)	354,559	0.97	0.97	0.93	–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Disciplined Equity HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Disciplined Equity HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

24

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

26

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Disciplined Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,237.62	$4.19	$1,000.00	$1,021.46	$3.78	0.74%	184	365
Class IB	$1,000.00	$1,236.07	$5.60	$1,000.00	$1,020.20	$5.05	0.99%	184	365

28

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Disciplined Equity HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark. The Board also noted the steps taken by HL Advisors’ address the performance issues, including a recent change to the Fund’s portfolio management team and increased focus on quantitative analysis.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

30

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

31

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-DE10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Dividend and Growth HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Dividend and Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Dividend and Growth HLS Fund inception 03/09/1994
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year
Dividend and Growth IA	13.21%	4.44%	4.45%
Dividend and Growth IB	12.93%	4.18%	4.20%
Russell 1000 Value Index	15.51%	1.28%	3.26%
S&P 500 Index	15.08%	2.29%	1.41%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President	Senior Vice President	Vice President and Equity Research Analyst

How did the Fund perform?

The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 13.21% for the twelve-month period ended December 31, 2010, underperforming its benchmarks, the Russell 1000 Value index, which returned 15.51% and the S&P 500 Index, which returned 15.08% for the same period. The Fund underperformed the 14.97% return of the average fund in the Lipper Equity Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were very volatile during the period due we believe to significant macroeconomic concerns which included the European sovereign debt crisis and fears of a double dip recession in the U.S. Investors regained some confidence in the second half of 2010 as many of these headwinds abated and the U.S. Federal Reserve Bank released the specifics of its second quantitative easing package.

Overall equity market performance was positive for the period across all market capitalizations with small- and mid-caps outperforming large-caps: large-cap equities (15.1%), mid-cap equities (26.6%), and small-cap equities (26.9%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices, respectively. During the twelve-month period all ten sectors within the S&P 500 Index rose, led by Consumer Discretionary (+28%), Industrials (+27%), and Materials (+22%).

2

Health Care (+3%) and Utilities (+6%) rose the least, on a relative basis.

The Fund’s underperformance relative to its benchmarks was due to negative stock selection within Energy, Consumer Discretionary, and Telecommunication Services. Overall sector allocation, a fall-out from bottom-up (i.e. stock by stock fundamental research) stock selection, was positive driven primarily by our underweight (i.e. the Fund’s sector position was less than the benchmark position) to Information Technology and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Industrials.

The Fund’s top three detractors from benchmark-relative returns were Energy stocks Total and British Petroleum (BP), and Health Care stock Medtronic. Shares of multinational integrated oil company Total declined after the company reduced its oil production forecast. We eliminated our position in U.K.-based integrated oil company BP as the company’s shares continued to fall in the aftermath of the catastrophic oil spill at its Horizon deepwater project in the Gulf of Mexico. Shares of medical-device maker Medtronic declined due to a marked slowdown in the U.S. medical procedure volumes which directly impacts the sale of Medtronic products. In addition, we did not own benchmark-component Apple, whose shares continued to soar with the release of their iPad tablet computer, which detracted from benchmark relative returns.

The Fund’s top contributors to benchmark-relative performance during the period were Deere (Industrials), Rio Tinto (Materials), and Baker Hughes (Energy). Shares of global agriculture and construction equipment company Deere rose as the company benefitted from higher agriculture and commodity prices, which is a positive for future orders of Deere's farm equipment. Shares of diversified international mining stock Rio Tinto benefitted from higher iron ore prices and a reduced supply of copper, which is leveraged to an improving global economy. Shares of global oilfield services company Baker Hughes rose in tandem with an improving oil industry outlook and higher oil prices. In addition, not owning internet search engine provider Google, whose stock price declined during the period, helped relative returns.

What is the outlook?

The year of 2011 will likely be remembered as a transition year. In the U.S., a healthy transition from government spending to private sector expansion is expected. Government spending and inventories accounted for two thirds of the U.S. economy’s 3% growth rate over the past four quarters. By way of contrast, private sector final sales increased by a mere 1%. Going forward, we believe private sector demand will contribute more importantly to growth, spurred by an improving job market. In addition, the recent tax package passed by Congress has eliminated the fiscal drag that was in store for 2011 and we believe that fiscal policy is now slated to provide additional stimulus to the economy in the coming year. Outside the U.S., we believe that Europe will likely need to fortify its fiscal and monetary institutions to cope with ongoing capital market pressure on the weaker peripheral European countries. Brazil, China, and India will need to address inflation concerns to make their expansion sustainable over the medium-term.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights relative to the benchmark were to the Health Care, Energy, and Utilities sectors, while we remained underweight the Information Technology, Consumer Staples, and Consumer Discretionary sectors.

Diversification by Industry
as of December 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.9%
Banks (Financials)	5.6
Capital Goods (Industrials)	9.3
Commercial & Professional Services (Industrials)	0.8
Diversified Financials (Financials)	6.1
Energy (Energy)	14.7
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer Staples)	4.3
Health Care Equipment & Services (Health Care)	3.0
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	4.7
Materials (Materials)	3.8
Media (Consumer Discretionary)	3.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.6
Retailing (Consumer Discretionary)	2.4
Semiconductors & Semiconductor Equipment (Information Technology)	2.5
Software & Services (Information Technology)	7.0
Technology Hardware & Equipment (Information Technology)	4.1
Telecommunication Services (Services)	3.8
Transportation (Industrials)	2.2
Utilities (Utilities)	5.2
Short-Term Investments	1.4
Other Assets and Liabilities	0.1
Total	100.0%

3

Hartford Dividend and Growth HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5%
	Automobiles & Components - 1.9%
344	Daimler AG	$23,259
886	Honda Motor Co., Ltd. ADR	35,013
1,059	Johnson Controls, Inc.	40,454
		98,726
	Banks - 5.6%
1,134	PNC Financial Services Group, Inc.	68,832
1,544	US Bancorp	41,628
5,852	Wells Fargo & Co.	181,366
		291,826
	Capital Goods - 9.3%
1,002	Cooper Industries plc Class A	58,430
845	Deere & Co.	70,152
788	General Dynamics Corp.	55,930
3,563	General Electric Co.	65,165
631	Honeywell International, Inc.	33,560
360	Illinois Tool Works, Inc.	19,235
57	Lockheed Martin Corp.	3,964
859	Northrop Grumman Corp.	55,659
1,182	Pentair, Inc.	43,166
232	Raytheon Co.	10,728
497	Siemens AG ADR	61,740
		477,729
	Commercial & Professional Services - 0.8%
1,107	Waste Management, Inc.	40,826

	Diversified Financials - 6.1%
341	Ameriprise Financial, Inc.	19,619
5,028	Bank of America Corp.	67,068
171	Goldman Sachs Group, Inc.	28,789
2,886	JP Morgan Chase & Co.	122,416
569	Morgan Stanley	15,482
187	State Street Corp.	8,647
3,146	UBS AG ADR	51,818
		313,839
	Energy - 14.7%
1,088	Anadarko Petroleum Corp.	82,877
1,142	Baker Hughes, Inc.	65,265
821	Cenovus Energy, Inc.	27,305
2,162	Chevron Corp.	197,292
919	EnCana Corp. ADR	26,766
2,487	Exxon Mobil Corp.	181,830
774	Marathon Oil Corp.	28,654
902	Nexen, Inc.	20,665
406	Occidental Petroleum Corp.	39,838
977	Total S.A. ADR	52,255
747	Ultra Petroleum Corp. ●	35,680
		758,427
	Food & Staples Retailing - 1.7%
1,291	CVS/Caremark Corp.	44,888
825	Wal-Mart Stores, Inc.	44,471
		89,359
	Food, Beverage & Tobacco - 4.3%
499	Nestle S.A. ADR	29,339
1,194	PepsiCo, Inc.	77,978
1,236	Philip Morris International, Inc.	72,343
1,351	Unilever N.V. Class NY ADR	42,434
		222,094
	Health Care Equipment & Services - 3.0%
1,274	Cardinal Health, Inc.	48,791
350	Covidien plc	15,995
1,843	Medtronic, Inc.	68,342
688	UnitedHealth Group, Inc.	24,844
		157,972
	Household & Personal Products - 1.5%
178	Colgate-Palmolive Co.	14,290
990	Procter & Gamble Co.	63,680
		77,970
	Insurance - 4.7%
1,201	ACE Ltd.	74,775
675	Chubb Corp.	40,269
609	Marsh & McLennan Cos., Inc.	16,655
2,032	MetLife, Inc.	90,289
406	Transatlantic Holdings, Inc.	20,976
		242,964
	Materials - 3.8%
177	Agrium U.S., Inc.	16,240
766	Barrick Gold Corp.	40,757
1,118	Dow Chemical Co.	38,182
1,121	Owens-Illinois, Inc. ●	34,412
859	Rio Tinto plc ADR	61,520
		191,111
	Media - 3.3%
3,368	Comcast Corp. Class A	73,996
4,104	News Corp. Class A	59,754
1,177	Time Warner, Inc.	37,857
		171,607
	Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
1,204	AstraZeneca plc ADR	55,613
1,785	Bristol-Myers Squibb Co.	47,270
2,641	Eli Lilly & Co.	92,544
1,493	Johnson & Johnson	92,367
2,860	Merck & Co., Inc.	103,060
7,260	Pfizer, Inc.	127,122
524	Teva Pharmaceutical Industries Ltd. ADR	27,337
		545,313
	Retailing - 2.4%
2,382	Lowe's Co., Inc.	59,748
2,741	Staples, Inc.	62,404
		122,152
	Semiconductors & Semiconductor Equipment - 2.5%
899	Analog Devices, Inc.	33,873
1,303	Intel Corp.	27,391
1,539	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19,304
553	Texas Instruments, Inc.	17,976
1,064	Xilinx, Inc.	30,835
		129,379
	Software & Services - 7.0%
1,266	Accenture plc	61,408
1,111	Automatic Data Processing, Inc.	51,394
1,243	eBay, Inc. ●	34,584
964	IBM Corp.	141,491
2,638	Microsoft Corp.	73,659
		362,536
	Technology Hardware & Equipment - 4.1%
818	Avnet, Inc. ●	27,025

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.5% - (continued)
	Technology Hardware & Equipment - 4.1% - (continued)
2,545	Cisco Systems, Inc. ●		$51,494
1,870	Corning, Inc.		36,127
924	Hewlett-Packard Co.		38,884
1,172	Qualcomm, Inc.		57,992
			211,522
	Telecommunication Services - 3.8%
6,716	AT&T, Inc.		197,321

	Transportation - 2.2%
572	FedEx Corp.		53,183
860	United Parcel Service, Inc. Class B		62,426
			115,609
	Utilities - 5.2%
1,468	Dominion Resources, Inc.		62,730
1,310	Exelon Corp.		54,553
1,021	NextEra Energy, Inc.		53,087
940	PG&E Corp.		44,951
991	PPL Corp.		26,086
1,230	Xcel Energy, Inc.		28,964
			270,371
	Total common stocks
	(cost $4,228,443)		$5,088,653

	Total long-term investments
	(cost $4,228,443)		$5,088,653

SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $5,412,
	collateralized by FNMA 5.50%, 2038,
	value of $5,520)
$5,412	0.20%, 12/31/2010		$5,412
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $44,582, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 -
	2015, value of $45,473)
44,581	0.20%, 12/31/2010		44,581
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $20,358,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $20,765)
20,358	0.28%, 12/31/2010		20,358
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $193, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $198)
193	0.20%, 12/31/2010		193
			70,544
	Total short-term investments
	(cost $70,544)		$70,544

	Total investments
	(cost $4,298,987) ▲	99.9%	$5,159,197
	Other assets and liabilities	0.1%	6,591
	Total net assets	100.0%	$5,165,788

The accompanying notes are an integral part of these financial statements.

5

Hartford Dividend and Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.4% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $4,310,712 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$969,039
Unrealized Depreciation	(120,554)
Net Unrealized Appreciation	$848,485

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Dividend and Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$5,088,653	$5,065,394	$23,259	$–
Short-Term Investments	70,544	–	70,544	–
Total	$5,159,197	$5,065,394	$93,803	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in						Balance as
	of	Realized	Unrealized				Transfers	Transfers	of
	December	Gain	Appreciation	Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)	Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$195	$(13,369)	$13,405	$—	$—	$(231)	$—	$—	$—
Warrants	—	—	—	—	—	—	—	—	—
Total	$195	$(13,369)	$13,405	$—	$—	$(231)	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

7

Hartford Dividend and Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,298,987)	$5,159,197
Receivables:
Investment securities sold	12,414
Fund shares sold	1,192
Dividends and interest	7,144
Total assets	5,179,947
Liabilities:
Bank overdraft — U.S. Dollars	3
Payables:
Investment securities purchased	10,788
Fund shares redeemed	2,219
Investment management fees	726
Distribution fees	41
Accrued expenses	382
Total liabilities	14,159
Net assets	$5,165,788
Summary of Net Assets:
Capital stock and paid-in-capital	$4,749,090
Accumulated undistributed net investment income	3,438
Accumulated net realized loss on investments and foreign currency transactions	(446,950)
Unrealized appreciation of investments	860,210
Net assets	$5,165,788
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$19.50
Shares outstanding	226,152
Net assets	$4,409,787
Class IB: Net asset value per share	$19.46
Shares outstanding	38,857
Net assets	$756,001

The accompanying notes are an integral part of these financial statements.

8

Hartford Dividend and Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$127,348
Interest	132
Less: Foreign tax withheld	(1,533)
Total investment income, net	125,947

Expenses:
Investment management fees	30,119
Administrative service fees	1,619
Transfer agent fees	4
Distribution fees - Class IB	1,883
Custodian fees	7
Accounting services fees	690
Board of Directors' fees	104
Audit fees	85
Other expenses	814
Total expenses (before fees paid indirectly)	35,325
Commission recapture	(63)
Total fees paid indirectly	(63)
Total expenses, net	35,262
Net investment income	90,685

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	249,200
Net realized loss on foreign currency contracts	(156)
Net realized gain on other foreign currency transactions	119
Net Realized Gain on Investments and Foreign Currency Transactions	249,163

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	273,658
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	273,658
Net Gain on Investments and Foreign Currency Transactions	522,821
Net Increase in Net Assets Resulting from Operations	$613,506

The accompanying notes are an integral part of these financial statements.

9

Hartford Dividend and Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$90,685	$97,336
Net realized gain (loss) on investments and foreign currency transactions	249,163	(424,171)
Net unrealized appreciation of investments	273,658	1,323,822
Payment from affiliate	—	106
Net Increase In Net Assets Resulting From Operations	613,506	997,093
Distributions to Shareholders:
From net investment income
Class IA	(80,337)	(84,260)
Class IB	(12,013)	(14,651)
Total distributions	(92,350)	(98,911)
Capital Share Transactions:
Class IA
Sold	305,845	388,239
Issued on reinvestment of distributions	80,337	84,260
Redeemed	(667,069)	(604,731)
Total capital share transactions	(280,887)	(132,232)
Class IB
Sold	64,250	53,352
Issued on reinvestment of distributions	12,013	14,651
Redeemed	(213,527)	(176,922)
Total capital share transactions	(137,264)	(108,919)
Net decrease from capital share transactions	(418,151)	(241,151)
Net Increase In Net Assets	103,005	657,031
Net Assets:
Beginning of period	5,062,783	4,405,752
End of period	$5,165,788	$5,062,783
Accumulated undistributed (distribution in excess of) net investment income	$3,438	$5,203
Shares:
Class IA
Sold	17,167	25,713
Issued on reinvestment of distributions	4,216	4,873
Redeemed	(37,226)	(41,155)
Total share activity	(15,843)	(10,569)
Class IB
Sold	3,574	3,519
Issued on reinvestment of distributions	632	850
Redeemed	(11,938)	(11,967)
Total share activity	(7,732)	(7,598)

The accompanying notes are an integral part of these financial statements.

10

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Dividend and Growth HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

11

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

12

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

13

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of December 31, 2010.

i)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(156)	$—	$(156)
Total	$—	$—	$—	$(156)	$—	$(156)

k)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$92,350	$98,911

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,438
Accumulated Capital and Other Losses*	(435,225)
Unrealized Appreciation†	848,485
Total Accumulated Earnings	$416,698

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(100)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	100

15

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$435,225
Total	$435,225

As of December 31, 2010, the Fund utilized $243,887 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

16

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.68%	0.68%	0.66%	0.67%	0.66%
Class IB	0.93	0.93	0.91	0.92	0.91

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the

17

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $13. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$106

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	24.67	24.36

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.06%	0.06%
Impact from Payment from Affiliate for Unrestricted Transfers	0.01	0.01
Total Return Excluding Payments from Affiliate	20.29	19.99

18

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,516,122
Sales Proceeds Excluding U.S. Government Obligations	1,850,185

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

7.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

Hartford Dividend and Growth HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$17.55	$0.35	$–	$1.96	$2.31	$(0.36)	$–	$–	$(0.36)	$1.95	$19.50
IB	17.51	0.32	–	1.94	2.26	(0.31)	–	–	(0.31)	1.95	19.46

For the Year Ended December 31, 2009
IA	14.37	0.35	–	3.19	3.54	(0.36)	–	–	(0.36)	3.18	17.55
IB	14.34	0.33	–	3.16	3.49	(0.32)	–	–	(0.32)	3.17	17.51

For the Year Ended December 31, 2008
IA	22.35	0.44	–	(7.57)	(7.13)	(0.44)	(0.41)	–	(0.85)	(7.98)	14.37
IB	22.28	0.42	–	(7.56)	(7.14)	(0.39)	(0.41)	–	(0.80)	(7.94)	14.34

For the Year Ended December 31, 2007
IA	22.79	0.42	–	1.44	1.86	(0.41)	(1.89)	–	(2.30)	(0.44)	22.35
IB	22.72	0.37	–	1.42	1.79	(0.34)	(1.89)	–	(2.23)	(0.44)	22.28

For the Year Ended December 31, 2006
IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	–	(2.13)	2.05	22.79
IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	–	(2.06)	2.04	22.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

13.21%		$4,409,787	0.68%	0.68%	1.87%	32%
12.93		756,001	0.93	0.93	1.62	–

24.68	(E)	4,247,031	0.69	0.69	2.24	34
24.36	(E)	815,752	0.94	0.94	2.00	–

(32.43)		3,628,793	0.67	0.67	2.20	41
(32.60)		776,959	0.92	0.92	1.95	–

8.26		5,842,788	0.67	0.67	1.70	27
7.98		1,501,363	0.92	0.92	1.45	–

20.36	(E)	5,671,552	0.67	0.67	1.77	27
20.06	(E)	1,603,952	0.92	0.92	1.52	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Dividend and Growth HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Dividend and Growth HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

22

Hartford Dividend and Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

Hartford Dividend and Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

24

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Dividend and Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,220.81	$3.77	$1,000.00	$1,021.81	$3.43	0.67%	184	365
Class IB	$1,000.00	$1,219.28	$5.17	$1,000.00	$1,020.55	$4.71	0.92%	184	365

26

Hartford Dividend and Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Dividend and Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

27

Hartford Dividend and Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

28

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

29

Hartford Dividend and Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-DG10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Global Growth HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Global Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Global Growth HLS Fund inception 09/30/1998
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year
Global Growth IA	14.25%	1.01%	1.59%
Global Growth IB	13.96%	0.76%	1.34%
MSCI World Growth Index	14.89%	3.85%	2.10%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Matthew D. Hudson, CFA	Jean-Marc Berteaux
Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Global Growth HLS Fund returned 14.25% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the MSCI World Growth Index, which returned 14.89% for the same period. The Fund also modestly underperformed the 15.82% return of the average fund in the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities had a tumultuous start to 2010. Through late April U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April until the end of September, risk aversion rose and equities fell on concerns that the global economy could slip back into recession. In the fourth quarter, global equities rebounded driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data.

For the period, Growth stocks (+14.9%) outperformed Value stocks (+9.8%) as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively. Within the MSCI World Growth Index, all ten sectors posted positive returns. Consumer Discretionary (+28%), Industrials (+26%), and Materials (+22%) rose the most, while the Health Care (+4%), Telecommunication Services (+4%), and Financials (+4%) sectors lagged on a relative basis.

The Fund’s underperformance versus its benchmark was primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the strong performing Materials sector, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the relatively weaker performing Financials sector, and weak security selection within Health Care. This was partially offset by stronger stock selection in Financials and Telecommunication Services and an overweight to Consumer Discretionary.

2

The top detractors from the Fund’s benchmark relative and absolute (i.e. total return) performance were NVIDIA (Information Technology), SunPower (Information Technology), and Mosaic (Materials). Shares of NVIDIA, a leading provider of chips for interactive graphics on consumer and professional computing devices, fell as inventory levels rose amid an environment of softening demand. Shares of solar panel manufacturer SunPower declined as an oversupply of solar panels hurt industry pricing. Early in the period, near-term earnings guidance lagged investor estimates, which also weighed down the stock. Shares of Mosaic, a North American producer of potash and phosphate fertilizers, fell as softening global crop prices and macroeconomic concerns weighed on the stock.

Priceline.com (Consumer Discretionary), MGM Resorts International (Consumer Discretionary), and Sands China (Consumer Discretionary) were positive contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance. Shares of online travel company Priceline.com moved sharply higher after the company issued better-than-expected second quarter revenue and earnings and gave bullish earnings guidance for the third quarter as the company continues to gain market share. Shares of gaming and casino operator MGM Resorts International moved higher as investor sentiment shifted toward a recovery outlook for its Las Vegas operations and more positive valuation on the firm’s joint venture in Macau. Shares of Sands China, a developer, owner, and operator of integrated resorts and casinos in Macau, moved higher in the first half of the period after the company reported better-than-expected earnings driven by strong VIP gaming volume and slightly higher market share. Top absolute contributors to performance included Apple (Information Technology) and Oracle (Information Technology).

What is the outlook?

Our overall positioning at the end of the period was consistent with what we see as an improving economic outlook: overweight cyclically oriented sectors that should outperform in an improving economy such as Consumer Discretionary and Industrials; underweight the defensive Consumer Staples and Health Care sectors.

Portfolio construction is a bottom-up (i.e. stock by stock fundamental research) process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Consumer Discretionary, Financials, and Industrials. The Fund held below-benchmark weights in the Consumer Staples, Materials, Health Care, and Utilities sectors.

Diversification by Industry
as of December 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	4.0%
Banks (Financials)	6.9
Capital Goods (Industrials)	15.1
Consumer Durables & Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	4.9
Diversified Financials (Financials)	5.2
Energy (Energy)	8.9
Food, Beverage & Tobacco (Consumer Staples)	3.0
Health Care Equipment & Services (Health Care)	1.2
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	1.9
Materials (Materials)	6.1
Media (Consumer Discretionary)	2.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	1.8
Real Estate (Financials)	1.0
Retailing (Consumer Discretionary)	7.4
Semiconductors & Semiconductor Equipment (Information Technology)	2.4
Software & Services (Information Technology)	6.5
Technology Hardware & Equipment (Information Technology)	10.7
Telecommunication Services (Services)	3.2
Transportation (Industrials)	3.5
Short-Term Investments	0.9
Other Assets and Liabilities	0.8
Total	100.0%

Diversification by Country
as of December 31, 2010

Percentage of
Country	Net Assets
Brazil	2.0%
Canada	1.1
China	3.5
Denmark	0.9
France	3.6
Germany	4.1
Hong Kong	4.7
Japan	4.4
Mexico	0.9
Netherlands	1.1
Singapore	1.3
South Korea	1.0
Sweden	1.5
Switzerland	1.2
Taiwan	2.1
United Kingdom	14.1
United States	50.8
Short-Term Investments	0.9
Other Assets and Liabilities	0.8
Total	100.0%

3

Hartford Global Growth HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Automobiles & Components - 4.0%
164	Daimler AG	$11,076
175	General Motors Co. ●	6,450
708	Nissan Motor Co., Ltd.	6,697
		24,223
	Banks - 6.9%
11,857	Agricultural Bank of China ●	5,947
419	Banco Santander Brasil S.A.	5,702
1,561	Barclays Bank plc	6,452
1,825	BOC Hong Kong Holdings Ltd.	6,207
274	Itau Unibanco Banco Multiplo S.A. ADR	6,571
402	Standard Chartered plc	10,844
		41,723
	Capital Goods - 15.1%
1,751	Changsha Zoomlion Heavy Industry Science
	and Technology ●	3,956
654	General Electric Co.	11,964
130	Honeywell International, Inc.	6,933
143	Illinois Tool Works, Inc.	7,660
197	Ingersoll-Rand plc	9,259
243	Komatsu Ltd.	7,314
72	Parker-Hannifin Corp.	6,240
42	Precision Castparts Corp.	5,829
457	Sandvik Ab	8,911
55	Schneider Electric S.A.	8,309
60	Siemens AG	7,457
41	SMC Corp.	7,056
		90,888
	Consumer Durables & Apparel - 1.1%
98	Adidas-Salomon AG	6,372

	Consumer Services - 4.9%
137	Accor S.A.	6,111
4,534	Genting Singapore plc ●	7,756
4,134	Sands China Ltd. ●§	9,089
215	Starbucks Corp.	6,912
		29,868
	Diversified Financials - 5.2%
181	American Express Co.	7,774
37	BlackRock, Inc.	7,109
44	Goldman Sachs Group, Inc.	7,392
211	JP Morgan Chase & Co.	8,935
		31,210
	Energy - 8.9%
99	Anadarko Petroleum Corp.	7,563
363	BG Group plc	7,360
135	Consol Energy, Inc.	6,603
108	ENSCO International plc	5,765
87	EOG Resources, Inc.	7,982
136	National Oilwell Varco, Inc.	9,160
107	Schlumberger Ltd.	8,935
		53,368
	Food, Beverage & Tobacco - 3.0%
157	British American Tobacco plc	6,039
57	Carlsberg A/S Class B	5,674
132	Heineken N.V.	6,468
		18,181
	Health Care Equipment & Services - 1.2%
235	Aetna, Inc.	7,164

	Household & Personal Products - 1.0%
110	Reckitt Benckiser Group plc	6,027

	Insurance - 1.9%
502	Ping An Insurance (Group) Co.	5,599
103	Prudential Financial, Inc.	6,068
		11,667
	Materials - 6.1%
194	Anglo American plc	10,171
125	Barrick Gold Corp.	6,645
242	BHP Billiton plc	9,752
424	Xstrata plc	10,042
		36,610
	Media - 2.5%
621	News Corp. Class A	9,047
509	WPP plc	6,296
		15,343
	Pharmaceuticals, Biotechnology & Life Sciences - 1.8%
121	Celgene Corp. ●	7,156
109	Vertex Pharmaceuticals, Inc. ●	3,814
		10,970
	Real Estate - 1.0%
1,254	Hang Lung Properties Ltd.	5,862

	Retailing - 7.4%
1,453	Kingfisher plc	5,987
1,278	Li & Fung Ltd.	7,418
381	Lowe's Co., Inc.	9,556
45	Pinault-Printemps-Redoute S.A.	7,103
21	Priceline.com, Inc. ●	8,442
102	Target Corp.	6,115
		44,621
	Semiconductors & Semiconductor Equipment - 2.4%
188	Broadcom Corp. Class A	8,177
7	Samsung Electronics Co., Ltd.	6,122
		14,299
	Software & Services - 6.5%
517	Activision Blizzard, Inc.	6,430
56	Baidu, Inc. ADR ●	5,447
15	Google, Inc. ●	9,147
582	Oracle Corp.	18,216
		39,240
	Technology Hardware & Equipment - 10.7%
62	Apple, Inc. ●	19,847
307	Cisco Systems, Inc. ●	6,208
501	EMC Corp. ●	11,479
184	High Technology Computer Corp.	5,672
1,835	Hon Hai Precision Industry Co., Ltd.	7,393
113	NetApp, Inc. ●	6,221
168	Qualcomm, Inc.	8,319
		65,139
	Telecommunication Services - 3.2%
96	America Movil S.A. de C.V. ADR	5,530
163	Softbank Corp.	5,613

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Telecommunication Services - 3.2% - (continued)
1,903	Sprint Nextel Corp. ●		$8,049
			19,192
	Transportation - 3.5%
598	Delta Air Lines, Inc. ●		7,536
73	FedEx Corp.		6,818
54	Kuehne & Nagel International AG		7,470
			21,824
	Total common stocks
	(cost $441,056)		$593,791

	Total long-term investments
	(cost $441,056)		$593,791

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $401,
	collateralized by FNMA 5.50%, 2038, value
	of $408)
$401	0.20%, 12/31/2010		$401
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $3,299, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 - 2015,
	value of $3,365)
3,299	0.20%, 12/31/2010		3,299
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $1,506,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $1,537)
1,506	0.28%, 12/31/2010		1,506
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $14, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $15)
14	0.20%, 12/31/2010		14
			5,220
	Total short-term investments
	(cost $5,220)		$5,220

	Total investments
	(cost $446,276) ▲	99.2%	$599,011
	Other assets and liabilities	0.8%	4,567
	Total net assets	100.0%	$603,578

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 47.5% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $446,489 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$155,456
Unrealized Depreciation	(2,934)
Net Unrealized Appreciation	$152,522

●	Currently non-income producing.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2010, the aggregate value of these securities amounted to $9,089, which represents 1.51% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2010

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	JP Morgan Securities	Sell	$476	$471	01/06/2011	$(5)
Danish Krone	JP Morgan Securities	Sell	34	34	01/06/2011	–
Euro	State Street Global Markets LLC	Sell	132	131	01/06/2011	(1)
Hong Kong Dollar	BNP Paribas Securities	Buy	41	41	01/04/2011	–
Hong Kong Dollar	JP Morgan Securities	Sell	186	186	01/04/2011	–
Singapore Dollar	Barclay Investments	Sell	46	46	01/05/2011	–
Swedish Krona	State Street Global Markets LLC	Sell	53	53	01/07/2011	–
Swiss Franc	CS First Boston	Sell	45	45	01/06/2011	–
						$(6)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$24,223	$6,450	$17,773	$–
Banks	41,723	12,273	29,450	–
Capital Goods	90,888	51,841	39,047	–
Consumer Durables & Apparel	6,372	–	6,372	–
Consumer Services	29,868	6,912	22,956	–
Diversified Financials	31,210	31,210	–	–
Energy	53,368	46,008	7,360	–
Food, Beverage & Tobacco	18,181	–	18,181	–
Health Care Equipment & Services	7,164	7,164	–	–
Household & Personal Products	6,027	–	6,027	–
Insurance	11,667	6,068	5,599	–
Materials	36,610	6,645	29,965	–
Media	15,343	9,047	6,296	–
Pharmaceuticals, Biotechnology & Life Sciences	10,970	10,970	–	–
Real Estate	5,862	–	5,862	–
Retailing	44,621	24,113	20,508	–
Semiconductors & Semiconductor Equipment	14,299	8,177	6,122	–
Software & Services	39,240	39,240	–	–
Technology Hardware & Equipment	65,139	52,074	13,065	–
Telecommunication Services	19,192	13,579	5,613	–
Transportation	21,824	14,354	7,470	–
Total	593,791	346,125	247,666	–
Short-Term Investments	5,220	–	5,220	–
Total	$599,011	$346,125	$252,886	$–
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	6	–	6	–
Total	$6	$–	$6	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $446,276)	$599,011
Cash	—
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	5,935
Fund shares sold	42
Dividends and interest	380
Total assets	605,368
Liabilities:
Unrealized depreciation on foreign currency contracts	6
Payables:
Investment securities purchased	1,419
Fund shares redeemed	161
Investment management fees	97
Distribution fees	6
Accrued expenses	101
Total liabilities	1,790
Net assets	$603,578
Summary of Net Assets:
Capital stock and paid-in-capital	$680,735
Accumulated undistributed net investment income	247
Accumulated net realized loss on investments and foreign currency transactions	(230,152)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	152,748
Net assets	$603,578
Shares authorized	3,400,000
Par value	$0.001
Class IA: Net asset value per share	$15.62
Shares outstanding	31,030
Net assets	$484,754
Class IB: Net asset value per share	$15.53
Shares outstanding	7,651
Net assets	$118,824

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$6,575
Interest	25
Less: Foreign tax withheld	(467)
Total investment income, net	6,133

Expenses:
Investment management fees	4,028
Administrative service fees	191
Transfer agent fees	2
Distribution fees - Class IB	285
Custodian fees	24
Accounting services fees	80
Board of Directors' fees	14
Audit fees	15
Other expenses	231
Total expenses (before fees paid indirectly)	4,870
Commission recapture	(10)
Total fees paid indirectly	(10)
Total expenses, net	4,860
Net investment income	1,273

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	30,073
Net realized gain on foreign currency contracts	45
Net realized loss on other foreign currency transactions	(22)
Net Realized Gain on Investments and Foreign Currency Transactions	30,096

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	43,325
Net unrealized depreciation of foreign currency contracts	(3)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	43,323
Net Gain on Investments and Foreign Currency Transactions	73,419
Net Increase in Net Assets Resulting from Operations	$74,692

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$1,273	$3,404
Net realized gain (loss) on investments and foreign currency transactions	30,096	(107,103)
Net unrealized appreciation of investments and foreign currency transactions	43,323	272,335
Payment from affiliate	—	220
Net Increase In Net Assets Resulting From Operations	74,692	168,856
Distributions to Shareholders:
From net investment income
Class IA	(1,190)	(3,156)
Class IB	(60)	(537)
Total distributions	(1,250)	(3,693)
Capital Share Transactions:
Class IA
Sold	28,002	28,045
Issued on reinvestment of distributions	1,190	3,156
Redeemed	(92,308)	(92,620)
Total capital share transactions	(63,116)	(61,419)
Class IB
Sold	13,416	11,377
Issued on reinvestment of distributions	60	537
Redeemed	(35,503)	(32,027)
Total capital share transactions	(22,027)	(20,113)
Net decrease from capital share transactions	(85,143)	(81,532)
Proceeds from regulatory settlements	239	—
Net Increase (Decrease) In Net Assets	(11,462)	83,631
Net Assets:
Beginning of period	615,040	531,409
End of period	$603,578	$615,040
Accumulated undistributed (distribution in excess of) net investment income	$247	$142
Shares:
Class IA
Sold	2,031	2,451
Issued on reinvestment of distributions	81	237
Redeemed	(6,732)	(8,240)
Total share activity	(4,620)	(5,552)
Class IB
Sold	985	1,001
Issued on reinvestment of distributions	5	41
Redeemed	(2,603)	(2,865)
Total share activity	(1,613)	(1,823)

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Growth HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Global Growth HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

11

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

13

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

14

k)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	–	Unrealized depreciation on foreign currency contracts	6

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$45	$—	$45
Total	$—	$—	$—	$45	$—	$45

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(3)	—	$(3)
Total	$—	$—	$—	$(3)	$—	$(3)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

15

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$1,250	$3,693

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$247
Accumulated Capital and Other Losses*	(229,939)
Unrealized Appreciation†	152,535
Total Accumulated Deficit	$(77,157)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$82
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(82)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$67,474
2017	162,465
Total	$229,939

As of December 31, 2010, the Fund utilized $24,888 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

16

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

17

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.80%	0.81%	0.74%	0.73%	0.74%
Class IB	1.05	1.06	0.99	0.98	0.99

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provides that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$220

18

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payments from Affiliate for Attorneys General Settlement	0.04%	0.04%
Total Return Excluding Payments from Affiliate	35.59	35.26

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payments from Affiliates for SEC Settlement	0.31%	0.32%
Total Return Excluding Payments from Affiliate	13.83	13.54

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$345,505
Sales Proceeds Excluding U.S. Government Obligations	435,788

6.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $239, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

Hartford Global Growth HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			Net Increase	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	(Decrease) in	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Net Asset Value	of Period

For the Year Ended December 31, 2010
IA	$13.71	$0.04	$–	$1.91	$1.95	$(0.04)	$–	$–	$(0.04)	$1.91	$15.62
IB	13.64	–	–	1.90	1.90	(0.01)	–	–	(0.01)	1.89	15.53

For the Year Ended December 31, 2009
IA	10.17	0.08	–	3.55	3.63	(0.09)	–	–	(0.09)	3.54	13.71
IB	10.12	0.05	–	3.53	3.58	(0.06)	–	–	(0.06)	3.52	13.64

For the Year Ended December 31, 2008
IA	22.42	0.12	–	(11.56)	(11.44)	(0.12)	(0.69)	–	(0.81)	(12.25)	10.17
IB	22.27	0.08	–	(11.47)	(11.39)	(0.07)	(0.69)	–	(0.76)	(12.15)	10.12

For the Year Ended December 31, 2007
IA	20.09	0.03	–	4.84	4.87	(0.01)	(2.53)	–	(2.54)	2.33	22.42
IB	20.02	(0.02)	–	4.81	4.79	(0.01)	(2.53)	–	(2.54)	2.25	22.27

For the Year Ended December 31, 2006
IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	–	(1.28)	1.35	20.09
IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	–	(1.21)	1.36	20.02

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

14.25%		$484,754	0.81%	0.81%	0.28%	62%
13.96		118,824	1.06	1.06	0.03	–

35.64	(E)	488,720	0.81	0.81	0.67	70
35.31	(E)	126,320	1.06	1.06	0.42	–

(52.46)		419,183	0.75	0.75	0.67	76
(52.58)		112,226	1.00	1.00	0.42	–

25.05		1,028,843	0.73	0.73	0.13	75
24.74		299,788	0.98	0.98	(0.11)	–

14.14	(E)	942,258	0.76	0.76	0.48	116
13.86	(E)	280,283	1.01	1.01	0.23	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Growth HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Growth HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

22

Hartford Global Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

Hartford Global Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

24

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Global Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,300.53	$4.65	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class IB	$1,000.00	$1,298.91	$6.09	$1,000.00	$1,019.90	$5.35	1.05%	184	365

26

Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

27

Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance over multiple periods as compared to its peer group and benchmark had recently improved, although the Fund’s continued to underperform relative to its peer group and benchmark. The Board also noted the effect of recent changes to the Fund’s portfolio management team on the Fund’s short-term performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

28

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

29

Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-GG10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Global Health HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Global Health HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Global Health HLS Fund inception 05/01/2000
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year
Global Health IA	7.10%	2.91%	5.08%
Global Health IB	6.84%	2.66%	4.83%
S&P 500 Index	15.08%	2.29%	1.41%
S&P North American Health Care Sector Index	6.07%	2.53%	1.45%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President	Senior Vice President	Senior Vice President	Senior Vice President
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?

The Class IA shares of the Hartford Global Health Fund returned 7.10% for the twelve-month period ended December 31, 2010, outperforming its benchmark, the S&P North American Health Care Sector Index, which returned 6.07% for the same period. The Fund underperformed the 15.08% return of the S&P 500 Index as well as the 9.19% return of the average fund in the Lipper Health and Biotechnology Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care stocks underperformed the market in 2009 and 2010 as the rollout of the Patient Protection and Affordable Care Act (PPACA) began, which created significant uncertainty, making it difficult for the market to analyze the industry’s prospects for growth and profitability. Additionally, the struggling U.S. economy weighed on the sector as an increase in the number of uninsured Americans has had a detrimental impact on utilization of health care products and services.

2

Health Care stocks (+6.1%) underperformed both the broader U.S. market (+15.1%) and the world market (+11.6%), as measured by the S&P North American Health Care Sector, S&P 500, and MSCI World indices respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Health Services (+13%) and Specialty Pharmaceuticals/Biotechnology (+12%) rose the most while Medical Technology (+2%) and Major Pharmaceuticals (+3%) rose the least.

During the period, stock selection, particularly in Medical Technology and Health Services, was additive to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results. Sector allocation, a fallout of our bottom-up (i.e. stock by stock fundamental research) investment process, modestly detracted from benchmark-relative performance, mainly due to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Medical Technology.

Incyte, Volcano, and Abbott Laboratories were the top contributors to benchmark-relative performance during the period. U.S.-based drug discovery and development company Incyte’s shares gained amid increasing confidence in the company's potential treatment for myelofibrosis. Shares of Volcano, which focuses on vascular diseases, rose early in the period after it announced better-than-expected revenues for the fourth quarter 2009 on strong capital equipment sales in the U.S. and EU, as well as strong Japanese revenues as it shifted to a direct sales approach. The company also revised upward favorable fiscal year 2010 guidance later in the period. Not holding benchmark component Abbott Laboratories aided relative results as the company’s stock price declined on potential competition to their largest product, Humira, for autoimmune diseases. Humira's high market share could be challenged if the competing oral drugs in development are approved in 2012. Insurance company UnitedHealth Group was among the top absolute contributors during the period.

AMAG Pharmaceuticals, Affymax, and Elan were the largest detractors from benchmark-relative performance. Drug maker AMAG Pharmaceuticals’ shares declined throughout the period as investors became worried about the decline in average selling price of the company’s key dialysis product. Affymax’s share price fell sharply on disappointing results of its Phase III anemia in chronic renal failure drug. Shares of Elan, a biotechnology company, drifted lower as sales of its multiple sclerosis drug Tysabri were slightly weak, partially due to inventory drawdown and slightly fewer doses. Top detractors from absolute performance included medical device maker Medtronic.

What is the outlook?

U.S. Congressional election wins by Republicans in November have yet to provide the catalyst for health care stocks that had been expected. However, we expect this to be a tailwind for health care stocks in early 2011. Uncertainty remains due to the recent ruling by the Virginia Supreme Court, which found some provisions of the health care reform legislation unconstitutional. We believe there is little chance of a full repeal of the law, but we do expect modifications and/or repeals of certain pieces of the legislation to be in the industry’s favor.

While the passage of the PPACA will have an impact on the health care industry in the United States, the bill fails to address the major problem within the industry – rising costs. We expect that some of the proposals to address this issue made recently by the bi-partisan panel appointed by President Obama will find their way into modifications made to the legislation.

The roll-out of health care reform in the U.S. will likely be an evolutionary process. While we are confident with our portfolio positioning, we will continue to closely monitor industry developments and make adjustments to the portfolio as needed. Against this backdrop, the Fund ended the period most overweight the Specialty Pharmaceuticals/Biotechnology sub-sector and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Major Pharmaceuticals sub-sector relative to the benchmark.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry	Net Assets
Biotechnology	22.6%
Drug Retail	2.2
Health Care Distributors	7.8
Health Care Equipment	22.0
Health Care Services	0.3
Health Care Technology	0.3
Life Sciences Tools & Services	3.5
Managed Health Care	11.3
Pharmaceuticals	30.3
Other Assets and Liabilities	(0.3)
Total	100.0%

Diversification by Country
as of December 31, 2010
Percentage of
Country	Net Assets
Belgium	1.0%
China	1.8
Denmark	0.3
Hong Kong	0.6
Ireland	1.9
Israel	2.3
Italy	1.3
Japan	6.1
Spain	0.3
United Kingdom	0.9
United States	83.8
Other Assets and Liabilities	(0.3)
Total	100.0%

3

Hartford Global Health HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 100.3%
	Biotechnology - 22.6%
115	3SBio, Inc. ADR ●		$1,750
25	Acorda Therapeutics, Inc. ●		687
59	Alkermes, Inc. ●		718
127	Amgen, Inc. ●		6,983
158	Amylin Pharmaceuticals, Inc. ●		2,327
92	Arena Pharmaceuticals, Inc. ●		159
176	Celera Corp. ●		1,106
84	Celgene Corp. ●		4,968
51	Cephalon, Inc. ●		3,166
184	Cytokinetics, Inc. ●		385
85	Gilead Sciences, Inc. ●		3,091
60	Immunogen, Inc. ●		551
495	Incyte Corp. ●		8,191
31	Ironwood Pharmaceuticals, Inc. ●		319
71	Regeneron Pharmaceuticals, Inc. ●		2,344
33	Rigel Pharmaceuticals, Inc. ●		252
167	Seattle Genetics, Inc. ●		2,489
130	Siga Technologies, Inc. ●		1,816
93	Trius Therapeutics, Inc. ●		343
51	Vertex Pharmaceuticals, Inc. ●		1,783
			43,428
	Drug Retail - 2.2%
123	CVS/Caremark Corp.		4,261

	Health Care Distributors - 7.8%
118	Amerisource Bergen Corp.		4,009
115	Cardinal Health, Inc.		4,391
94	McKesson Corp.		6,602
			15,002
	Health Care Equipment - 22.0%
227	Abiomed, Inc. ●		2,182
152	Baxter International, Inc.		7,702
18	Beckman Coulter, Inc.		1,324
62	CareFusion Corp. ●		1,601
147	China Medical Technologies, Inc. ADR		1,650
137	Covidien plc		6,233
36	Dexcom, Inc. ●		490
57	DiaSorin S.p.A.		2,468
7	Heartware International, Inc. ●		587
197	Medtronic, Inc.		7,321
122	St. Jude Medical, Inc. ●		5,198
2,594	Trauson Holdings Co., Ltd. ●		1,218
161	Volcano Corp. ●		4,389
			42,363
	Health Care Services - 0.3%
24	Rehabcare Group, Inc. ●		578

	Health Care Technology - 0.3%
32	Allscripts Healthcare Solutions, Inc. ●		622

	Life Sciences Tools & Services - 3.5%
44	Life Technologies Corp. ●		2,420
49	PAREXEL International Corp. ●		1,046
8	PerkinElmer, Inc.		217
53	Thermo Fisher Scientific, Inc. ●		2,951
			6,634
	Managed Health Care - 11.3%
122	Aetna, Inc.		3,722
105	CIGNA Corp.		3,861
281	UnitedHealth Group, Inc.		10,133
65	Wellcare Health Plans, Inc. ●		1,970
35	Wellpoint, Inc. ●		1,974
			21,660
	Pharmaceuticals - 30.3%
10	Alk-Abello A/S		599
62	Almirall S.A.		564
46	Ardea Biosciences, Inc. ●		1,186
37	AstraZeneca plc ADR		1,709
54	Auxilium Pharmaceuticals, Inc. ●		1,142
176	Daiichi Sankyo Co., Ltd.		3,835
93	Eisai Co., Ltd.		3,363
640	Elan Corp. plc ADR ●		3,667
37	Eli Lilly & Co.		1,282
200	Forest Laboratories, Inc. ●		6,380
193	Medicines Co. ●		2,727
181	Merck & Co., Inc.		6,505
549	Pfizer, Inc.		9,617
230	Shionogi & Co., Ltd.		4,541
62	Simcere Pharmaceutical Group ●		706
84	Teva Pharmaceutical Industries Ltd. ADR		4,378
57	UCB S.A.		1,974
35	Warner Chilcott plc		785
57	Watson Pharmaceuticals, Inc. ●		2,954
48	Xenoport, Inc. ●		412
			58,326
	Total common stocks
	(cost $175,370)		$192,874

WARRANTS - 0.0%

	Biotechnology - 0.0%
48	Cytokinetics, Inc. ⌂		$–

	Total warrants
	(cost $–)		$–

	Total long-term investments
	(cost $175,370)		$192,874

	Total investments
	(cost $175,370) ▲	100.3%	$192,874
	Other assets and liabilities	(0.3)%	(667)
	Total net assets	100.0%	$192,207

The accompanying notes are an integral part of these financial statements.

4

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.5% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $177,646 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,581
Unrealized Depreciation	(16,353)
Net Unrealized Appreciation	$15,228

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2009	48	Cytokinetics, Inc. Warrants	$–

The aggregate value and percentage of net assets of these securities at December 31, 2010, rounds to zero.

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	Brown Brothers Harriman	Sell	$7,115	$6,445	02/04/2011	$(670)
						$(670)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Health HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$192,874	$174,911	$17,963	$–
Warrants	–	–	–	–
Total	$192,874	$174,911	$17,963	$–
Liabilities:
Foreign Currency Contracts *	670	–	670	–
Total	$670	$–	$670	$–

♦ For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡ The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
* Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Health HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $175,370)	$192,874
Receivables:
Investment securities sold	168
Fund shares sold	52
Dividends and interest	172
Total assets	193,266
Liabilities:
Unrealized depreciation on foreign currency contracts	670
Bank overdraft — U.S. Dollars	87
Payables:
Fund shares redeemed	235
Investment management fees	36
Distribution fees	3
Accrued expenses	28
Total liabilities	1,059
Net assets	$192,207
Summary of Net Assets:
Capital stock and paid-in-capital	$203,923
Accumulated undistributed net investment income	737
Accumulated net realized loss on investments and foreign currency transactions	(29,289)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	16,836
Net assets	$192,207
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$13.89
Shares outstanding	9,895
Net assets	$137,454
Class IB: Net asset value per share	$13.61
Shares outstanding	4,022
Net assets	$54,753

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Health HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$2,985
Interest	1
Less: Foreign tax withheld	(60)
Total investment income, net	2,926

Expenses:
Investment management fees	1,645
Administrative service fees	71
Transfer agent fees	5
Distribution fees - Class IB	145
Custodian fees	6
Accounting services fees	20
Board of Directors' fees	5
Audit fees	8
Other expenses	65
Total expenses (before fees paid indirectly)	1,970
Commission recapture	(2)
Total fees paid indirectly	(2)
Total expenses, net	1,968
Net investment income	958

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	6,220
Net realized loss on foreign currency contracts	(6)
Net realized gain on other foreign currency transactions	8
Net Realized Gain on Investments and Foreign Currency Transactions	6,222

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	6,613
Net unrealized depreciation of foreign currency contracts	(674)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	5
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	5,944
Net Gain on Investments and Foreign Currency Transactions	12,166
Net Increase in Net Assets Resulting from Operations	$13,124

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Health HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$958	$907
Net realized gain (loss) on investments and foreign currency transactions	6,222	(30,241)
Net unrealized appreciation of investments and foreign currency transactions	5,944	67,417
Payment from affiliate	—	23
Net Increase In Net Assets Resulting From Operations	13,124	38,106
Distributions to Shareholders:
From net investment income
Class IA	(235)	(787)
Class IB	(15)	(184)
From net realized gain on investments
Class IA	—	(193)
Class IB	—	(82)
Total distributions	(250)	(1,246)
Capital Share Transactions:
Class IA
Sold	15,131	15,566
Issued on reinvestment of distributions	235	980
Redeemed	(41,364)	(66,790)
Total capital share transactions	(25,998)	(50,244)
Class IB
Sold	7,720	6,785
Issued on reinvestment of distributions	15	266
Redeemed	(19,685)	(17,553)
Total capital share transactions	(11,950)	(10,502)
Net decrease from capital share transactions	(37,948)	(60,746)
Net Decrease In Net Assets	(25,074)	(23,886)
Net Assets:
Beginning of period	217,281	241,167
End of period	$192,207	$217,281
Accumulated undistributed (distribution in excess of) net investment income	$737	$29
Shares:
Class IA
Sold	1,133	1,431
Issued on reinvestment of distributions	17	78
Redeemed	(3,124)	(6,446)
Total share activity	(1,974)	(4,937)
Class IB
Sold	593	633
Issued on reinvestment of distributions	1	22
Redeemed	(1,520)	(1,644)
Total share activity	(926)	(989)

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Health HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Global Health HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

10

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

11

Hartford Global Health HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

12

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

13

Hartford Global Health HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

k)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives	Liability Derivatives
Foreign exchange contracts		Unrealized depreciation on foreign	$670
		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(6)	$—	$(6)
Total	$—	$—	$—	$(6)	$—	$(6)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(674)	—	$(674)
Total	$—	$—	$—	$(674)	$—	$(674)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

14

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$250	$971
Long-Term Capital Gains*	—	275

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$68
Accumulated Capital and Other Losses*	(27,013)
Unrealized Appreciation†	15,229
Total Accumulated Deficit	$(11,716)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$24,376
Total	$24,376

As of December 31, 2010, the Fund utilized $4,007 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Long-Term Capital Gain	$2,637

15

Hartford Global Health HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $4.5 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

16

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.90%	0.90%	0.88%	0.87%	0.87%
Class IB	1.15	1.15	1.13	1.12	1.12

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provides that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$23

17

Hartford Global Health HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payments from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payments from Affiliate	22.70	22.39

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payments from Affiliates for SEC Settlement	0.03%	0.03%
Total Return Excluding Payments from Affiliate	10.16	10.88

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$63,059
Sales Proceeds Excluding U.S. Government Obligations	99,292

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

7.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

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19

Hartford Global Health HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$12.99	$0.08	$–	$0.84	$0.92	$(0.02)	$–	$–	$(0.02)	$0.90	$13.89
IB	12.74	0.04	–	0.83	0.87	–	–	–	–	0.87	13.61

For the Year Ended December 31, 2009
IA	10.66	0.07	–	2.35	2.42	(0.07)	(0.02)	–	(0.09)	2.33	12.99
IB	10.46	0.03	–	2.31	2.34	(0.04)	(0.02)	–	(0.06)	2.28	12.74

For the Year Ended December 31, 2008
IA	15.39	0.06	–	(3.99)	(3.93)	(0.06)	(0.74)	–	(0.80)	(4.73)	10.66
IB	15.11	0.02	–	(3.91)	(3.89)	(0.02)	(0.74)	–	(0.76)	(4.65)	10.46

For the Year Ended December 31, 2007
IA	16.84	0.03	–	0.99	1.02	(0.02)	(2.45)	–	(2.47)	(1.45)	15.39
IB	16.59	(0.02)	–	0.99	0.97	–	(2.45)	–	(2.45)	(1.48)	15.11

For the Year Ended December 31, 2006
IA	17.66	0.02	–	1.75	1.77	(0.01)	(2.58)	–	(2.59)	(0.82)	16.84
IB	17.47	(0.02)	–	1.72	1.70	–	(2.58)	–	(2.58)	(0.88)	16.59

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

7.10%		$137,454	0.90%	0.90%	0.55%	32%
6.84		54,753	1.15	1.15	0.30	–

22.72	(E)	154,216	0.91	0.91	0.51	73
22.41	(E)	63,065	1.16	1.16	0.26	–

(25.56)		179,087	0.88	0.88	0.42	57
(25.75)		62,080	1.13	1.13	0.17	–

6.12		289,561	0.87	0.87	0.16	39
5.86		105,898	1.12	1.12	(0.09)	–

11.19	(E)	319,896	0.88	0.88	0.11	34
10.91	(E)	119,000	1.13	1.13	(0.13)	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Health HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Health HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

22

Hartford Global Health HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

Hartford Global Health HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

24

Hartford Global Health HLS Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Global Health HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,142.64	$4.84	$1,000.00	$1,020.69	$4.56	0.90%	184	365
Class IB	$1,000.00	$1,141.21	$6.18	$1,000.00	$1,019.43	$5.83	1.15%	184	365

26

Hartford Global Health HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Health HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

27

Hartford Global Health HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

28

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

29

Hartford Global Health HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-GH10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Global Research HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Global Research HLS Fund
(formerly Hartford Global Equity HLS Fund)

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Global Research HLS Fund inception 01/31/2008
(formerly Hartford Global Equity HLS Fund)
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 1/31/08 - 12/31/10
Growth of $10,000 investment

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 48 developed and emerging market country indices.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception
Global Research IA	16.01%	0.83%
Global Research IB	15.72%	0.58%
MSCI All Country World Index	13.21%	-1.01%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Mark D. Mandel, CFA	Cheryl M. Duckworth, CFA
Senior Vice President and Director of Global Industry Research	Senior Vice President and Associate Director of Global Industry Research

How did the Fund perform?

The Class IA shares of the Hartford Global Research HLS Fund returned 16.01% for the twelve-month period ended December 31, 2010, outperforming its benchmark, the MSCI All Country World Index, which returned 13.21% for the same period. The Fund also outperformed the 13.23% return of the average fund in the Lipper Global Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities had a tumultuous start to 2010. Through late April U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April until the end of June, risk aversion rose and equities fell on concerns that the global economy could slip back into recession. Investors worried about how burgeoning fiscal deficits across much of Europe, tightening credit conditions in China, and a disinflationary environment would affect the economic recovery and corporate earnings growth. In the third quarter, U.S. equities rebounded as investors shrugged off concerns about the pace of economic growth. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks. U.S. equities continued their ascent in the fourth quarter driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. Improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe.

In this environment, all ten sectors within the MSCI All Country World Index rose during the period. Consumer Discretionary (+26%), Industrials (+24%), and Materials (+22%) rose the most

2

while returns in Utilities (+1%), Health Care (+4%), and Financials (+7%) lagged on a relative basis.

The Fund outperformed its benchmark primarily due to security selection. Positive selection within the Financials, Materials, and Information Technology sectors more than offset weaker selection in the Consumer Discretionary and Energy sectors. Sector allocation did not have a large impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns. A modest allocation to cash in a rising market detracted slightly from relative performance.

Top contributors to benchmark-relative performance during the period included Apple (Information Technology), Huabao International (Materials), and Magna International (Consumer Discretionary). Shares of consumer electronics company Apple rose after the company reported better-than-expected fiscal second quarter earnings driven by high iPhone sales. The company also benefited from the successful roll out of the iPad. Shares of Huabao International Holdings, a China-based flavor and fragrance company, rose as the company reported strong fiscal year 2010 earnings due to strong revenue growth in its core tobacco flavors business and improvements in the firm’s operating profit margin. Shares of Magna International, a diversified global automotive supplier, rose after the company posted strong earnings due to higher sales in North America and Europe. The company also raised fiscal year 2010 revenue guidance. Bangkok Bank (Financials) was a top contributor to absolute performance (i.e. total return).

The largest detractors from benchmark-relative returns were Nestle (Consumer Staples), BNP Paribas (Financials), and British Petroleum (BP) (Energy). Shares of Nestle appreciated on solid sales and earnings growth. Our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in the benchmark component detracted from relative returns. Our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in BNP Paribas, a France-based bank whose shares fell amid concerns about sovereign debt and solvency troubles in the Euro zone, also detracted from relative returns. Shares of BP fell in the aftermath of the catastrophic oil spill at its Horizon Deepwater oil rig in the Gulf of Mexico. Microsoft (Information Technology) and Research In Motion (Information Technology) were also among the top detractors from absolute performance.

What is the outlook?

We believe the uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects. Further, emerging economies have picked up much of the slack created by contraction among developed nations, in part due to emerging markets’ strong fiscal positions and the ongoing expansion of their middle class.

The Fund ended the period most overweight the Health Care, Materials, and Information Technology sectors and most underweight the Industrials, Consumer Staples, and Financials sectors. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Materials sectors.

Diversification by Industry
as of December 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.4%
Banks (Financials)	9.9
Capital Goods (Industrials)	5.4
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	0.8
Consumer Services (Consumer Discretionary)	0.2
Diversified Financials (Financials)	4.9
Energy (Energy)	10.5
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	6.6
Health Care Equipment & Services (Health Care)	3.0
Household & Personal Products (Consumer Staples)	0.3
Insurance (Financials)	3.7
Materials (Materials)	10.9
Media (Consumer Discretionary)	2.0
Other Investment Pools and Funds (Financials)	0.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.2
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	4.4
Semiconductors & Semiconductor Equipment (Information Technology)	1.8
Software & Services (Information Technology)	7.2
Technology Hardware & Equipment (Information Technology)	4.2
Telecommunication Services (Services)	4.4
Transportation (Industrials)	2.2
Utilities (Utilities)	4.1
Short-Term Investments	1.1
Other Assets and Liabilities	0.3
Total	100.0%

3

Diversification by Country
as of December 31, 2010

Percentage of
Country	Net Assets
Australia	1.0%
Austria	0.2
Belgium	0.6
Brazil	3.4
Canada	4.8
China	1.7
Denmark	0.8
Finland	0.1
France	4.4
Germany	1.6
Hong Kong	2.9
India	1.5
Indonesia	0.2
Ireland	0.4
Israel	0.7
Italy	0.5
Japan	5.8
Jersey	0.1
Kazakhstan	0.1
Liechtenstein	0.1
Luxembourg	1.0
Malaysia	0.2
Mexico	0.7
Netherlands	1.1
Norway	0.7
Poland	0.0
Russia	0.6
Singapore	1.0
South Africa	0.6
South Korea	0.6
Spain	0.6
Sweden	0.4
Switzerland	2.3
Taiwan	0.7
Thailand	0.7
Turkey	0.1
United Kingdom	8.0
United States	48.4
Short-Term Investments	1.1
Other Assets and Liabilities	0.3
Total	100.0%

4

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8%
	Australia - 1.0%
19	Aquarius Platinum Ltd.	$107
32	Aston Resources Ltd. ●	265
50	Karoon Gas Australia Ltd. ●	375
2	Newcrest Mining Ltd.	96
2	Rio Tinto Ltd.	206
3	Woolworths Ltd.	76
		1,125
	Austria - 0.2%
6	OMV AG	255

	Belgium - 0.6%
153	Ageas	350
67	Hansen Transmissions ●	61
4	UCB S.A.	153
		564
	Brazil - 3.1%
16	Banco do Brasil S.A.	293
33	Banco Santander Brasil S.A.	442
–	Brasil Insurance Participacoes e Administracao S.A ●	238
27	Cia Brasileira de Meios de Pagamentos	216
26	Companhia Energetica de Minas Gerais ADR	427
21	Itau Unibanco Banco Multiplo S.A. ADR	506
3	Itau Unibanco Holding S.A. ADR ■	67
5	Lupatech S.A. ●	55
25	PDG Realty S.A.	155
9	Petroleo Brasileiro S.A. ADR	341
7	Redecard S.A.	86
2	Tim Participacoes S.A. ADR	71
9	Tractebel Energia S.A.	144
6	Vale S.A. SP ADR	211
		3,252
	Canada - 4.8%
1	Agrium, Inc.	55
17	Air Canada, Inc. ●	60
4	Bank of Nova Scotia	231
1	Barrick Gold Corp.	79
4	Brookfield Asset Management, Inc.	126
3	Cameco Corp.	140
11	Canadian Natural Resources Ltd. ADR	467
24	Consolidated Thompson Iron Mining Ltd. ●	346
14	Cott Corp. ●	129
4	EnCana Corp. ADR	117
1	First Quantum Minerals Ltd.	60
4	Fortress Paper Ltd. ●	174
3	Goldcorp, Inc.	124
3	Imperial Oil Ltd.	129
7	Kinross Gold Corp.	127
3	Magna International, Inc.	182
1	MEG Energy Corp. ●	27
5	MEG Energy Corp. ■●	211
6	Methanex Corp.	192
3	Methanex Corp. ADR	106
8	National Bank of Canada	565
4	Nexen, Inc.	89
27	Quest Rare Minerals Ltd. ●	152
4	Semafo, Inc. ●	39
1	Sino Forest Corp. ■●	32
12	Sino Forest Corp. Class A ●	287
7	Suncor Energy, Inc.	273
1	Thomson Reuters Corp.	48
26	Uranium Participation Corp. ●	206
5	Vitran Corp., Inc. ●	62
		4,835
	China - 1.7%
737	Agricultural Bank of China ●	370
5	AsiaInfo-Linkage, Inc. ●	80
4	Byd Co., Ltd.	18
25	Changsha Zoomlion Heavy Industry Science and Technology ●	56
1	China Petroleum & Chemical Corp. ADR	104
45	China Shanshui Cement Group	32
26	China Shenhua Energy Co., Ltd.	107
171	Evergrande Real Estate Group Ltd.	83
20	Golden Eagle Retail Group Ltd.	48
1	Longtop Financial Technologies Ltd. ●	44
48	Parkson Retail Group Ltd.	74
3	PetroChina Co., Ltd. ADR	373
7	Tencent Holdings Ltd.	159
38	Zhejiang Expressway Co., Ltd.	37
4	Zhongpin, Inc. ●	78
11	ZTE Corp.	44
		1,707
	Denmark - 0.8%
–	Alk-Abello A/S	21
4	Bank Nordik P/F ●	98
16	DSV A/S	359
1	Gronlandsbanken	123
2	H. Lundbeck A/S	29
3	Pandora A/S ●	192
–	Ringkjoebing Landbobank	40
		862
	Finland - 0.1%
5	Elisa Oyj	102
1	Tikkurila Oyj ●	32
		134
	France - 4.4%
17	AXA S.A.	284
12	BNP Paribas	774
1	Carrefour S.A.	54
1	Casino Guichard Perrachon S.A.	86
7	CNP Assurances	127
1	Electricite de France	46
4	France Telecom S.A.	92
16	Gaz de France	572
12	Groupe Danone	748
–	LVMH Moet Hennessy Louis Vuitton S.A.	. 61
10	Peugeot S.A.	383
4	Pinault-Printemps-Redoute S.A.	567
1	Publicis Groupe	57
6	Renault S.A.	347
3	Safran S.A.	112
3	Sanofi-Aventis S.A. ADR	90
5	Societe Industrielle D'Aviations Latecoere S A. ●	48
3	Total S.A. ADR	172

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8% - (continued)
	France - 4.4% - (continued)
2	Vinci S.A.	$119
2	Vivendi S.A.	48
1	Zodiac Aerospace	48
		4,835
	Germany - 1.6%
6	BASF SE	456
2	Brenntag AG ●	158
4	Daimler AG	238
2	E.On AG	48
2	HeidelbergCement AG	117
1	Hochtief AG	87
5	Siemens AG	602
–	Stroer Out-of-Home Media AG ●	7
		1,713
	Hong Kong - 2.9%
74	AAC Acoustic Technologies	197
9	Alibaba.com Ltd.	15
123	AMVIG Holdings Ltd.	103
62	Anta Sports Products Ltd.	98
11	ASM Pacific Technology	143
66	China Green Holdings Ltd.	65
5	China Unicom Ltd. ADR	77
37	China Yurun Food Group Ltd.	122
46	Digital China Holdings Ltd.	86
8	ENN Energy Holdings Ltd.	23
209	Guangdong Investment Ltd.	107
12	Hang Lung Properties Ltd.	56
3	Henderson Land Development Co., Ltd.	21
577	Huabao International Holdings Ltd.	933
78	International Mining Machinery ●	63
27	Li & Fung Ltd.	155
81	Mongolian Mining Corp. ●	94
32	Nine Dragons Paper Holdings	45
116	Oriental Watch Holdings	65
13	Ports Design Ltd.	35
1,325	Rexlot Holdings Ltd.	140
58	Sa Sa International Holdings Ltd.	36
130	Skyworth Digital Holdings Ltd.	77
5	Swire Pacific Ltd.	87
104	Xtep International Holdings Ltd.	73
7	Zhongsheng Group Holdings ●	15
		2,931
	India - 1.5%
6	Aban Offshore Ltd.	112
10	Bajaj Hindusthan Ltd.	25
10	Bank of India	100
24	Bharti Televentures	190
7	Corp. Bank	102
26	Indian Overseas Bank	85
51	Karnataka Bank Ltd.	188
54	Power Grid Corp. of India Ltd.	118
12	Reliance Communications Ltd.	39
6	Reliance Industries Ltd.	132
7	Reliance Industries Ltd. GDR ■	331
22	Tilaknagar Industries Ltd.	42
30	UCO Bank	78
13	Union Bank of India	101
		1,643
	Indonesia - 0.2%
372	PT Bumi Resources Tbk	125
105	Sarana Menara Nusantara PT ●	151
		276
	Ireland - 0.4%
4	CRH plc	81
53	Elan Corp. plc ADR ●	304
–	Ryanair Holdings plc ADR	5
		390
	Israel - 0.7%
14	Teva Pharmaceutical Industries Ltd. ADR	743

	Italy - 0.5%
24	Credito Emiliano S.p.A.	149
25	Enel S.p.A.	123
6	Eni S.p.A. ADR	243
13	Snam Rete Gas S.p.A.	66
		581
	Japan - 5.8%
5	AEON Co., Ltd.	59
11	Asahi Kasei Corp.	72
4	Asics Corp.	56
2	Astellas Pharma, Inc.	59
22	Bridgestone Corp.	427
14	Daiichi Sankyo Co., Ltd.	296
2	Daito Trust Construction Co., Ltd.	130
1	Disco Corp.	30
12	Eisai Co., Ltd.	447
–	Fanuc Ltd.	61
–	Inpex Corp.	403
17	Isetan Mitsukoshi Holdings Ltd.	197
2	JSR Corp.	32
–	Kakaku.com, Inc.	83
5	Komatsu Ltd.	158
3	Matsui Securities Co., Ltd.	24
148	Mitsubishi UFJ Financial Group, Inc.	796
6	Mitsui & Co., Ltd.	106
–	Osaka Securities Exchange Co., Ltd.	251
–	Rakuten, Inc.	109
7	Seven & I Holdings Co., Ltd.	184
7	Shin-Etsu Chemical Co., Ltd.	371
15	Shionogi & Co., Ltd.	289
29	Showa Denko K.K.	65
–	SMC Corp.	48
44	Sumitomo Metal Industries	108
8	Tokai Rika Co., Ltd.	151
46	Tokyo Gas Co., Ltd.	204
16	Toyota Motor Corp.	646
12	Ube Industries Ltd.	36
		5,898
	Jersey - 0.1%
2	Randgold Resources Ltd. ADR	140

	Kazakhstan - 0.1%
5	Kazmunaigas Exploration §	98

	Liechtenstein - 0.1%
1	Verwalt & Privat-Bank AG	121

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8% - (continued)
	Luxembourg - 1.0%
14	ArcelorMittal ADR	$517
19	L'Occitane International S.A. ●	53
4	Millicom International Cellular S.A.	420
2	SES Global S.A.	37
		1,027
	Malaysia - 0.2%
164	AirAsia Berhad ●	134
133	Masterskill Education Group	89
		223
	Mexico - 0.7%
8	America Movil S.A. de C.V. ADR	469
23	Grupo Modelo S.A.B.	145
		614
	Netherlands - 1.1%
2	Akzo Nobel N.V.	106
3	Elsevier N.V.	42
21	ING Groep N.V.	208
10	ING Groep N.V. ADR	98
3	Koninklijke (Royal) KPN N.V.	47
1	Koninklijke DSM N.V.	51
7	SBM Offshore N.V.	155
9	Unilever N.V. CVA	281
1	Wolters Kluwer N.V.	25
		1,013
	Norway - 0.7%
22	DNB Nor ASA	305
31	Sevan Marine ASA ●	35
4	Statoil ASA	88
18	Telenor ASA	289
		717
	Poland - 0.0%
1	Warsaw Stock Exchange ●	23

	Russia - 0.6%
7	Mobile Telesystems OJSC ADR	138
16	OAO Gazprom Class S ADR	409
17	OAO Rosneft Oil Co. §	120
		667
	Singapore - 1.0%
114	Capitacommercial Trust	133
187	China Minzhong Food Corp., Ltd. ●	198
40	Ezra Holdings Ltd.	56
115	FJ Benjamin Holdings Ltd.	38
24	Indofood Agri Resources Ltd. ●	52
34	Olam International Ltd.	83
73	Oversea-Chinese Banking Corp., Ltd.	565
		1,125
	South Africa - 0.6%
25	MTN Group Ltd.	502
2	Sasol Ltd. ADR	91
		593
	South Korea - 0.6%
1	Korea Gas Corp. ●	27
4	KT Corp. ADR	83
1	LG Household & Health Care Ltd. ●	237
–	Samsung Electronics Co., Ltd.	228
3	SK Telecom Co., Ltd. ADR	61
		636
	Spain - 0.6%
4	Almirall S.A.	37
4	Red Electrica Corporacion S.A.	210
2	Repsol YPF S.A.	68
5	Telefonica S.A.	114
3	Telefonica S.A. ADR	229
		658
	Sweden - 0.4%
6	Hennes & Mauritz Ab	215
3	Swedish Match Ab	74
16	Telia Ab	130
		419
	Switzerland - 2.3%
1	Bank Sarasin & Cie AG	31
–	Banque Cantonale Vaudoise	252
12	Julius Baer Group Ltd.	540
1	Kuehne & Nagel International AG	166
–	Panalpina Welttransport Holding AG	33
1	Roche Holding AG	219
7	Swiss Re	392
43	UBS AG	702
		2,335
	Taiwan - 0.7%
33	Acer, Inc.	101
25	Delta Electronics, Inc.	121
3	High Technology Computer Corp.	90
36	Hon Hai Precision Industry Co., Ltd.	144
4	Hon Hai Precision Industry Co., Ltd. GDR §	31
8	MediaTek, Inc.	115
11	RichTek Technology Corp.	92
39	Synnex Technology International Corp.	104
14	WPG Holdings Co., Ltd.	28
		826
	Thailand - 0.7%
142	Bangkok Bank plc	719

	Turkey - 0.1%
23	Turkiye Garanti Bankasi A.S.	115

	United Kingdom - 8.0%
76	Aberdeen Asset Management plc	242
7	Anglo American plc	364
5	AstraZeneca plc	207
5	AstraZeneca plc ADR	229
98	Barclays Bank plc	405
38	BG Group plc	773
13	BHP Billiton plc	508
62	BP plc	454
7	BP plc ADR	294
14	British American Tobacco plc	529
8	Britvic plc	57
2	Croda International plc	49
16	HSBC Holdings plc	160
16	Imperial Tobacco Group plc	488
7	International Power plc	49
30	Kingfisher plc	121
14	Land Securities Group plc	150
24	Man Group plc	113
13	National Grid plc	110

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8% - (continued)
	United Kingdom - 8.0% - (continued)
2	Pearson plc	$24
41	Prudential plc	433
24	PureCircle Ltd. ●	62
3	Reed Elsevier Capital, Inc.	25
24	Rexam plc	126
7	Rio Tinto plc	516
15	Rolls-Royce Group plc	143
4	Severn Trent plc	102
31	Standard Chartered plc	847
17	Tesco plc	115
6	Vedanta Resources plc	228
98	Vodafone Group plc	257
2	WPP plc	21
16	Xstrata plc	382
		8,583
	United States - 47.9%
8	Accenture plc	406
7	ACE Ltd.	416
1	Acorda Therapeutics, Inc. ●	25
2	Activision Blizzard, Inc.	26
3	ADTRAN, Inc.	101
4	Advance Automotive Parts, Inc.	280
4	Aetna, Inc.	133
2	Air Products and Chemicals, Inc.	199
5	Alkermes, Inc. ●	58
3	Alliance Data Systems Corp. ●	182
1	Allscripts Healthcare Solutions, Inc. ●	19
16	Allstate Corp.	513
7	Altria Group, Inc.	181
2	Amazon.com, Inc. ●	365
–	American Tower Corp. Class A ●	15
11	Ameriprise Financial, Inc.	632
2	Amerisource Bergen Corp.	60
2	AMETEK, Inc.	69
4	Amgen, Inc. ●	200
11	Amylin Pharmaceuticals, Inc. ●	156
5	Anadarko Petroleum Corp.	404
2	Analog Devices, Inc.	57
6	Apple, Inc. ●	1,864
10	Automatic Data Processing, Inc.	481
1	Auxilium Pharmaceuticals, Inc. ●	23
78	Bank of America Corp.	1,036
3	Baxter International, Inc.	127
17	BB&T Corp.	452
–	Beckman Coulter, Inc.	32
1	BlackRock, Inc.	124
8	BMC Software, Inc. ●	363
4	Boeing Co.	265
11	Boston Scientific Corp. ●	79
4	Broadcom Corp. Class A	179
4	Cabot Oil & Gas Corp.	153
3	Cardinal Health, Inc.	96
2	CareFusion Corp. ●	58
1	Carlisle Cos., Inc.	31
2	Caterpillar, Inc.	165
1	Cavium Networks, Inc. ●	53
9	CBS Corp. Class B	169
1	Celanese Corp.	35
3	Celgene Corp. ●	174
7	Cental Euro Distribution Corp. ●	163
3	Cephalon, Inc. ●	172
5	CF Industries Holdings, Inc.	717
1	Charm Communications, Inc. ●	9
4	Chesapeake Energy Corp.	93
3	CIGNA Corp.	102
5	Cisco Systems, Inc. ●	105
2	Citizens & Northern Corp.	25
53	Citizens Republic Bancorp, Inc. ●	33
19	Cobalt International Energy ●	237
16	Comcast Corp. Class A	352
5	Comcast Corp. Special Class A	103
1	Compass Minerals Group, Inc.	51
11	Consol Energy, Inc.	518
3	Con-way, Inc.	112
4	Cooper Industries plc Class A	208
4	Corning, Inc.	74
4	Covenant Transport ●	43
14	Covidien plc	623
3	Crown Castle International Corp. ●	138
12	CVS/Caremark Corp.	411
4	Danaher Corp.	212
7	Delta Air Lines, Inc. ●	83
1	Devon Energy Corp.	90
2	DirecTV Class A ●	69
1	Discovery Communications, Inc. ●	27
1	Dover Corp.	43
7	Dow Chemical Co.	226
1	DreamWorks Animation SKG, Inc. ●	27
1	Eastman Chemical Co.	61
15	eBay, Inc. ●	421
12	Eli Lilly & Co.	433
3	Emerson Electric Co.	177
5	Emulex Corp. ●	58
1	Energizer Holdings, Inc. ●	67
2	EOG Resources, Inc.	155
2	EQT Corp.	82
–	Equinix, Inc. ●	13
7	Euronet Worldwide, Inc. ●	115
2	Exlservice Holdings, Inc. ●	34
–	Expeditors International of Washington, Inc.	17
13	Exxon Mobil Corp.	960
2	FedEx Corp.	221
3	FMC Corp.	267
5	Forest City Enterprises, Inc. Class A ●	82
12	Forest Laboratories, Inc. ●	379
2	Freeport-McMoRan Copper & Gold, Inc.	230
25	Frontier Communications Corp.	246
9	Gap, Inc.	208
2	General Dynamics Corp.	162
26	General Electric Co.	474
10	General Mills, Inc.	342
5	General Motors Co. ●	177
1	Genesee & Wyoming, Inc. Class A ●	57
2	Genpact Ltd. ●	33
–	Genzyme Corp. ●	12
4	Gilead Sciences, Inc. ●	148
–	Global Payments, Inc.	12
1	Goldman Sachs Group, Inc.	204

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8% - (continued)
	United States - 47.9% - (continued)
1	Google, Inc. ●	$675
6	Green Plains Renewable Energy ●	68
2	Hisoft Technology International Ltd. ●	64
10	Home Depot, Inc.	359
5	Honeywell International, Inc.	291
3	Huron Consulting Group, Inc. ●	75
3	IBM Corp.	403
3	IDACORP, Inc.	100
2	IDEX Corp.	71
5	Illinois Tool Works, Inc.	249
3	Informatica Corp. ●	110
7	Ingersoll-Rand plc	332
26	Intel Corp.	542
7	Invesco Ltd.	176
1	Ironwood Pharmaceuticals, Inc. ●	9
1	iSoftStone Holdings Ltd. ●	9
1	ITC Holdings Corp.	80
8	J.B. Hunt Transport Services, Inc.	331
11	JDS Uniphase Corp. ●	152
8	JP Morgan Chase & Co.	352
3	Kansas City Southern ●	148
2	Kohl's Corp. ●	115
20	Kraft Foods, Inc.	629
28	Leap Wireless International, Inc. ●	347
15	Lender Processing Services	438
4	Liberty Global, Inc. ●	139
–	Liberty Media-Starz Series A ●	9
2	Life Technologies Corp. ●	126
2	Lorillard, Inc.	126
23	Lowe's Co., Inc.	581
18	LSI Corp. ●	105
1	M&T Bank Corp.	78
1	Macy's, Inc.	37
5	Marsh & McLennan Cos., Inc.	148
8	Maxim Integrated Products, Inc.	181
4	McKesson Corp.	264
4	Medicines Co. ●	63
8	Medtronic, Inc.	282
19	Merck & Co., Inc.	678
11	MetroPCS Communications, Inc. ●	143
23	Microsoft Corp.	634
–	Monsanto Co.	33
12	Mosaic Co.	948
6	Mylan, Inc. ●	132
3	N.V. Energy, Inc.	46
8	National Financial Partners Corp. ●	113
1	National Fuel Gas Co.	70
2	National Oilwell Varco, Inc.	140
1	NetApp, Inc. ●	52
13	News Corp. Class A	194
12	NextEra Energy, Inc.	622
4	NII Holdings, Inc. Class B ●	187
–	NIKE, Inc. Class B	37
10	Northeast Utilities	332
3	Northrop Grumman Corp.	182
1	Occidental Petroleum Corp.	126
11	Omega Protein Corp. ●	91
1	Omnicom Group, Inc.	52
1	Onyx Pharmaceuticals, Inc. ●	49
26	Oracle Corp.	821
7	Owens-Illinois, Inc. ●	228
2	PAREXEL International Corp. ●	34
1	Parker-Hannifin Corp.	78
5	Pentair, Inc.	167
15	PepsiCo, Inc.	1,005
53	Pfizer, Inc.	929
8	PG&E Corp.	402
15	Philip Morris International, Inc.	875
1	Pinnacle West Capital Corp.	58
2	PNC Financial Services Group, Inc.	95
2	Praxair, Inc.	156
1	Priceline.com, Inc. ●	204
4	Principal Financial Group, Inc.	127
12	Progressive Corp.	235
3	ProLogis	43
3	Prudential Financial, Inc.	170
2	QEP Resources, Inc.	87
24	Qualcomm, Inc.	1,168
9	Qwest Communications International, Inc.	71
2	Range Resources Corp.	103
3	Raytheon Co.	119
4	Red Hat, Inc. ●	163
3	Regeneron Pharmaceuticals, Inc. ●	103
1	Rigel Pharmaceuticals, Inc. ●	8
1	Rock Tenn Co. Class A	46
1	Rovi Corp. ●	37
2	Salix Pharmaceuticals Ltd. ●	75
13	Sapient Corp.	163
–	SBA Communications Corp. ●	17
2	Schlumberger Ltd.	151
1	Sempra Energy	69
1	Sherwin-Williams Co.	50
–	Silicon Laboratories, Inc. ●	8
5	Skyworks Solutions, Inc. ●	149
17	Smithfield Foods, Inc. ●	342
3	Solutia, Inc. ●	70
4	Southwestern Energy Co. ●	141
5	St. Jude Medical, Inc. ●	232
1	Stanley Black & Decker, Inc.	49
26	Staples, Inc.	594
9	Steel Dynamics, Inc.	165
–	Strayer Education, Inc.	26
2	Stryker Corp.	114
5	Target Corp.	298
6	Teradata Corp. ●	234
5	Thermo Fisher Scientific, Inc. ●	254
2	Time Warner Cable, Inc.	131
2	Time Warner, Inc.	61
–	Triumph Group, Inc.	41
7	TW Telecom, Inc. ●	121
2	Ultra Petroleum Corp. ●	118
6	United Continental Holdings, Inc. ●	133
3	United Parcel Service, Inc. Class B	247
5	United Technologies Corp.	360
23	UnitedHealth Group, Inc.	823
17	Unum Group	407
4	Vanceinfo Technologies ADR ●	135
55	Vantage Drilling Co. ●	112
The accompanying notes are an integral part of these financial statements.

9

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.8% - (continued)
United States - 47.9% - (continued)
6	VeriSign, Inc.		$183
3	Vertex Pharmaceuticals, Inc. ●		100
1	Viacom, Inc. Class B		24
6	VimpelCom Ltd ADR		87
1	Virgin Media, Inc.		29
2	Visa, Inc.		120
–	VMware, Inc. ●		36
11	Walt Disney Co.		395
1	Warner Chilcott plc		22
1	Watson Pharmaceuticals, Inc. ●		30
1	Wellcare Health Plans, Inc. ●		33
1	Wellpoint, Inc. ●		33
30	Wells Fargo & Co.		935
1	WESCO International, Inc. ●		77
33	Western Union Co.		613
1	Whiting Petroleum Corp. ●		60
4	Xcel Energy, Inc.		89
–	Xilinx, Inc.		8
			50,790
	Total common stocks
	(cost $87,250)		$103,186

PREFERRED STOCKS - 0.3%
	Brazil - 0.3%
13	Banco Itau Holding		$305

	Total preferred stocks
	(cost $135)		$305

WARRANTS - 0.0%
	Canada - 0.0%
14	Quest Rare Minerals Ltd. ⌂		$8

	France - 0.0%
3	Societe Industrielle D'Aviations Latecoere S.A.
			4
	India - 0.0%
3	Power Grid Corp. of India Ltd. ⌂		8

	Total warrants
	(cost $7)		$20

EXCHANGE TRADED FUNDS - 0.5%
	United States - 0.5%
6	iShares MSCI EAFE Index Fund		$320
1	iShares S&P North American Technology
	Sector Index Fund		73
2	SPDR S&P Retail ETF		101

	Total exchange traded funds
	(cost $492)		$494

	Total long-term investments
	(cost $87,884)		$104,005

SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $90,
	collateralized by FNMA 5.50%, 2038, value
	of $92)
$90	0.20%, 12/31/2010		$90
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $741, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 - 2015,
	value of $755)
741	0.20%, 12/31/2010		741
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $338,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $345)
338	0.28%, 12/31/2010		338
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $3, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $3)
3	0.20%, 12/31/2010		3
			1,172
	Total short-term investments
	(cost $1,172)		$1,172

	Total investments
	(cost $89,056) ▲	99.7%	$105,177
	Other assets and liabilities	0.3%	337
	Total net assets	100.0%	$105,514

The accompanying notes are an integral part of these financial statements.

10

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 50.2% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $91,796 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,454
Unrealized Depreciation	(4,073)
Net Unrealized Appreciation	$13,381

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At December 31, 2010, the aggregate value of these securities was $641, which represents 0.61% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2010, the aggregate value of these securities amounted to $249, which represents 0.24% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
11/2010	3	Power Grid Corp. of India Ltd. Warrants - 144A	$7
10/2010	14	Quest Rare Minerals Ltd. Warrants	–

The aggregate value of these securities at December 31, 2010, was $16, which represents 0.02% of total net assets.

Futures Contracts Outstanding at December 31, 2010

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
S&P 500 Mini	5	Long	03/18/2011	$313	$311	$2

*	The number of contracts does not omit 000's.

Cash of $23 was pledged as initial margin deposit for open futures contracts at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	CS First Boston	Sell	$7	$7	01/05/2011	$–
Australian Dollar	UBS AG	Sell	26	26	01/04/2011	–
British Pound	CS First Boston	Buy	83	83	01/04/2011	–
British Pound	JP Morgan Securities	Sell	19	19	01/05/2011	–
Canadian Dollar	Banc of America Securities	Sell	46	46	01/04/2011	–
Canadian Dollar	Banc of America Securities	Sell	7	7	01/05/2011	–
Danish Krone	State Street Global Markets LLC	Buy	16	16	01/04/2011	–
Euro	State Street Global Markets LLC	Sell	152	151	01/03/2011	(1)
Euro	State Street Global Markets LLC	Sell	242	240	01/04/2011	(2)
Euro	State Street Global Markets LLC	Buy	26	26	01/03/2011	–
Hong Kong Dollar	BNP Paribas Securities	Buy	13	13	01/04/2011	–
Hong Kong Dollar	BNP Paribas Securities	Sell	20	20	01/04/2011	–
Hong Kong Dollar	JP Morgan Securities	Sell	16	16	01/03/2011	–
Hong Kong Dollar	JP Morgan Securities	Buy	26	26	01/03/2011	–
Japanese Yen	Brown Brothers Harriman	Sell	632	573	02/04/2011	(59)
Japanese Yen	CS First Boston	Buy	454	452	01/06/2011	2
Japanese Yen	CS First Boston	Sell	47	46	01/05/2011	(1)
Japanese Yen	CS First Boston	Sell	33	33	01/06/2011	–
Japanese Yen	Goldman Sachs	Buy	316	293	02/04/2011	23
Japanese Yen	Goldman Sachs	Sell	54	52	02/04/2011	(2)
Japanese Yen	Morgan Stanley	Sell	385	348	02/04/2011	(37)
Japanese Yen	Standard Chartered Bank	Sell	100	89	02/04/2011	(11)
Japanese Yen	UBS AG	Buy	7	7	01/04/2011	–
Swiss Franc	CS First Boston	Buy	20	20	01/03/2011	–
						$(88)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$1,125	$265	$860	$–
Austria	255	–	255	–
Belgium	564	61	503	–
Brazil	3,252	3,252	–	–
Canada	4,835	4,835	–	–
China	1,707	735	972	–
Denmark	862	474	388	–
Finland	134	–	134	–
France	4,835	310	4,525	–
Germany	1,713	165	1,548	–
Hong Kong	2,931	171	2,760	–
India	1,643	331	1,312	–
Indonesia	276	–	276	–
Ireland	390	309	81	–
Israel	743	743	–	–
Italy	581	243	338	–
Japan	5,898	–	5,898	–
Jersey	140	140	–	–
Kazakhstan	98	98	–	–
Liechtenstein	121	–	121	–
Luxembourg	1,027	937	90	–
Malaysia	223	89	134	–
Mexico	614	614	–	–
Netherlands	1,013	98	915	–
Norway	717	–	717	–
Poland	23	23	–	–
Russia	667	667	–	–
Singapore	1,125	–	1,125	–
South Africa	593	91	502	–
South Korea	636	144	492	–
Spain	658	229	429	–
Sweden	419	–	419	–
Switzerland	2,335	31	2,304	–
Taiwan	826	31	795	–
Thailand	719	–	719	–
Turkey	115	–	115	–
United Kingdom	8,583	523	8,060	–
United States	50,790	50,790	–	–
Total	103,186	66,399	36,787	–
Exchange Traded Funds	494	494	–	–
Preferred Stocks	305	305	–	–
Warrants	20	12	8	–
Short-Term Investments	1,172	–	1,172	–
Total	$105,177	$67,210	$37,967	$–
Foreign Currency Contracts*	25	–	25	–
Futures*	2	2	–	–
Total	$27	$2	$25	$–
Liabilities:
Foreign Currency Contracts*	113	–	113	–
Total	$113	$–	$113	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

13

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Investment Valuation Hierarchy Level Summary – (continued)
December 31, 2010
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in						Balance as
	of	Realized	Unrealized				Transfers	Transfers	of
	December	Gain	Appreciation	Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)	Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$6	$(221)	$335	$—	$9	$(129)	$—	$—	$—
Warrants	—	—	—	—	—	—	—	—	—
Total	$6	$(221)	$335	$—	$9	$(129)	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

14

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $89,056)	$105,177
Cash	93	*
Foreign currency on deposit with custodian (cost $19)	19
Unrealized appreciation on foreign currency contracts	25
Receivables:
Investment securities sold	1,292
Fund shares sold	176
Dividends and interest	149
Other assets	3
Total assets	106,934
Liabilities:
Unrealized depreciation on foreign currency contracts	113
Payables:
Investment securities purchased	1,081
Fund shares redeemed	174
Variation margin	—
Investment management fees	21
Distribution fees	2
Accrued expenses	29
Total liabilities	1,420
Net assets	$105,514
Summary of Net Assets:
Capital stock and paid-in-capital	$116,118
Accumulated undistributed net investment income	47
Accumulated net realized loss on investments and foreign currency transactions	(26,686)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	16,035
Net assets	$105,514
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$9.94
Shares outstanding	7,014
Net assets	$69,740
Class IB: Net asset value per share	$9.93
Shares outstanding	3,604
Net assets	$35,774

*	Cash of $23 is pledged as collateral for open futures contracts.

The accompanying notes are an integral part of these financial statements.

15

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$2,184
Interest	2
Less: Foreign tax withheld	(186)
Total investment income, net	2,000

Expenses:
Investment management fees	865
Administrative service fees	33
Transfer agent fees	—
Distribution fees - Class IB	88
Custodian fees	54
Accounting services fees	16
Board of Directors' fees	3
Audit fees	13
Other expenses	28
Total expenses (before waivers and fees paid indirectly)	1,100
Expense waivers	(34)
Commission recapture	(3)
Total waivers and fees paid indirectly	(37)
Total expenses, net	1,063
Net investment income	937

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	10,138
Net realized gain on futures	3
Net realized gain on foreign currency contracts	54
Net realized loss on other foreign currency transactions	(78)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	10,117

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,252
Net unrealized appreciation of futures	2
Net unrealized depreciation of foreign currency contracts	(88)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3,166
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	13,283
Net Increase in Net Assets Resulting from Operations	$14,220

The accompanying notes are an integral part of these financial statements.

16

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$937	$913
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	10,117	(14,594)
Net unrealized appreciation of investments and other financial instruments	3,166	43,400
Payment from affiliate	—	15
Net Increase In Net Assets Resulting From Operations	14,220	29,734
Distributions to Shareholders:
From net investment income
Class IA	(780)	(575)
Class IB	(320)	(256)
Total distributions	(1,100)	(831)
Capital Share Transactions:
Class IA
Sold	18,546	17,630
Issued on reinvestment of distributions	780	575
Redeemed	(25,084)	(18,067)
Total capital share transactions	(5,758)	138
Class IB
Sold	8,413	8,198
Issued on reinvestment of distributions	320	256
Redeemed	(15,288)	(12,423)
Total capital share transactions	(6,555)	(3,969)
Net decrease from capital share transactions	(12,313)	(3,831)
Net Increase In Net Assets	807	25,072
Net Assets:
Beginning of period	104,707	79,635
End of period	$105,514	$104,707
Accumulated undistributed (distribution in excess of) net investment income	$47	$101
Shares:
Class IA
Sold	2,074	2,376
Issued on reinvestment of distributions	82	68
Redeemed	(2,869)	(2,616)
Total share activity	(713)	(172)
Class IB
Sold	954	1,130
Issued on reinvestment of distributions	34	30
Redeemed	(1,738)	(1,850)
Total share activity	(750)	(690)

The accompanying notes are an integral part of these financial statements.

17

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Global Research HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

18

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

19

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

20

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

21

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

k)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$25	Unrealized depreciation on foreign currency contracts	$113
Equity contracts	Summary of Net Assets - Unrealized appreciation	2

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$54	$—	$54
Equity contracts	—	—	3	—	—	3
Total	$—	$—	$3	$54	$—	$57

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(88)	—	$(88)
Equity contracts	—	—	2	—	—	2
Total	$—	$—	$2	$(88)	$—	$(86)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund invests in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant (“FCM”) an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the FCM, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

22

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and settled through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2010.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):
	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$1,100	$831

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$300
Accumulated Capital and Other Losses*	(24,284)
Unrealized Appreciation†	13,380
Total Accumulated Deficit	$(10,604)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

23

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$109
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(109)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$2,669
2017	21,614
Total	$24,283

As of December 31, 2010, the Fund utilized $8,109 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Ordinary Income	$1

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

24

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through June 30, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

(1) HL Advisors had contractually agreed to waive management fees of 0.10% of average daily net assets until May 1, 2010.

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

25

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Class IA	0.98%	1.05%	0.93	%*
Class IB	1.23	1.30	1.18	*

* From January 31, 2008 (commencement of operations), through December 31, 2008.

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provides that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$15

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

26

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contracts owners.

The total return in the accompanying financial highlights includes payments from an affiliate. Had the payments from the affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payments from Affiliate for Attorneys General Settlement	0.02%	0.02%
Total Return Excluding Payments from Affiliate	42.10	41.76

6.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$90,294
Sales Proceeds Excluding U.S. Government Obligations	102,909

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

27

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	And Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$8.67	$0.10	$–	$1.28	$1.38	$(0.11)	$–	$–	$(0.11)	$1.27	$9.94
IB	8.66	0.08	–	1.28	1.36	(0.09)	–	–	(0.09)	1.27	9.93

For the Year Ended December 31, 2009
IA	6.16	0.08	–	2.51	2.59	(0.08)	–	–	(0.08)	2.51	8.67
IB	6.15	0.07	–	2.50	2.57	(0.06)	–	–	(0.06)	2.51	8.66

From (commencement of operations) January 31, 2008 through December 31, 2008
IA(F)	10.00	–	–	(3.78)	(3.78)	(0.05)	–	(0.01)	(0.06)	(3.84)	6.16
IB(F)	10.00	(0.08)	–	(3.72)	(3.80)	(0.04)	–	(0.01)	(0.05)	(3.85)	6.15

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Commenced operations on January 31, 2008.
(G)	Not annualized.
(H)	Annualized.
(I)
During the year ended December 31, 2008, the Fund incurred $95.4 million in sales associated with the transition of assets from Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund, which merged into the Fund on August 22, 2008. These sales were excluded from the portfolio turnover rate calculation.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

16.01%		$69,740	1.01%		0.98%		1.03%		92%
15.72		35,774	1.26		1.23		0.78		–

42.13	(E)	67,012	1.16		1.06		1.17		124
41.79	(E)	37,695	1.41		1.31		0.93		–

(37.87	)(G)	48,627	1.02	(H)	0.94	(H)	1.29	(H)	335	(I)
(38.01	)(G)	31,008	1.27	(H)	1.19	(H)	0.99	(H)	–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Research HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Research HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

30

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

32

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,279.37	$5.53	$1,000.00	$1,020.35	$4.90	0.96%	184	365
Class IB	$1,000.00	$1,277.75	$6.98	$1,000.00	$1,019.08	$6.19	1.22%	184	365

34

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Research HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

35

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

36

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

37

Hartford Global Research HLS Fund (formerly Hartford Global Equity HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-GR10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Growth HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Growth HLS Fund inception 04/30/2002
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 4/30/02 - 12/31/10
Growth of $10,000 investment

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	Since
	Year	Year	Inception
Growth IA	19.37%	2.65%	5.12%
Growth IB	19.07%	2.39%	4.86%
Russell 1000 Growth Index	16.71%	3.75%	4.01%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Manager
Andrew J. Shilling, CFA
Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Growth HLS Fund returned 19.37% for the twelve-month period ended December 31, 2010 outperforming its benchmark, the Russell 1000 Growth Index, which returned 16.71% for the same period. The Fund also outperformed the 15.62% return of the average fund in the Lipper Large-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After posting positive results early in the period, U.S. equities came under pressure during the second quarter of 2010 amid rising risk aversion and concerns that the global economy could slip back into recession. In the second half of the period U.S. equities rose strongly driven we believe by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. Improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+15.1%), mid-cap equities (+26.6%), and small-cap equities (+26.9%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices, respectively. During the twelve-month period ended December 31, 2010, nine of ten sectors rose within the Russell 1000 Growth Index, led by Consumer Discretionary (+31%), Industrials (+28%), and Materials (+22%). Utilities (-12%) was the only sector to post negative absolute returns during the period.

The Fund’s outperformance versus its benchmark was primarily due to positive security selection, which was strongest in Information Technology and Industrials. This was partially offset by weaker stock selection in Consumer Discretionary. Sector allocation, which is a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was mildly additive to relative results. In particular, an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Health Care and overweight (i.e. the Fund’s sector position was

2

greater than the benchmark position) positions in Consumer Discretionary and Industrials helped relative results.

Top contributors to benchmark-relative returns were NetApp (Information Technology), Cummins (Industrials), and Priceline.com (Consumer Discretionary). Shares of data storage equipment and services company NetApp moved higher after the company reported better-than-expected first quarter 2011 (fiscal year) earnings driven by strong operating margins. The company also issued solid earnings guidance due to continued market share gains and a healthy enterprise spending environment for storage. Shares of Cummins, a global manufacturer of low emission and energy efficient trucks, rose on strong revenue and earnings numbers as the economic recovery drove strength in the company’s engines and components businesses. Online travel company Priceline.com issued better-than-expected revenue and earnings and gave bullish earnings guidance as the company continues to gain market share, driving shares higher. Apple (Information Technology) was also a top contributor to absolute performance (i.e. total return).

Cisco Systems (Information Technology), Goldman Sachs (Financials), and Masco (Industrials) were the top detractors from relative performance during the period. Shares of Cisco Systems, a leading supplier of networking equipment, fell on weaker than expected revenue guidance as state and local government spending slowed sharply due to budget concerns. Shares of investment bank Goldman Sachs came under pressure amid concerns about the impact of financial reform on the company and the news of an investigation by U.S. federal prosecutors. Masco, a manufacturer of home improvement and building products, saw its stock price decline as the market punished the company for its struggling cabinet and installation businesses as housing remained under pressure. Microsoft (Information Technology) and Dell (Information Technology) were top detractors from absolute returns.

What is the outlook?

Despite some signs of a slowdown, we believe global growth remains positive, led by emerging markets. The U.S. recovery, particularly in terms of jobs creation, may be slower than some would like, but the trend remains positive. While we remain mindful of additional factors that may impact the pace of the recovery, including sovereign debt issues in Europe, the impact of any resulting fiscal restraint on growth, increased government regulation, and continued pressure on housing, we believe the economy will continue to expand.

In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon what we consider the attractiveness of each company’s fundamentals and valuation. As a result of this bottom-up stock selection, at the end of the period our largest overweight positions versus the benchmark were Information Technology, Financials, and Consumer Discretionary. Consumer Staples, Health Care, and Energy were the Fund’s largest underweight positions at the end of the period.

Diversification by Industry
as of December 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	5.1%
Banks (Financials)	3.6
Capital Goods (Industrials)	12.3
Consumer Durables & Apparel (Consumer Discretionary)	3.4
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	5.6
Energy (Energy)	7.9
Food, Beverage & Tobacco (Consumer Staples)	1.4
Health Care Equipment & Services (Health Care)	0.9
Insurance (Financials)	1.4
Materials (Materials)	5.4
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.0
Retailing (Consumer Discretionary)	3.8
Semiconductors & Semiconductor Equipment (Information Technology)	8.2
Software & Services (Information Technology)	19.4
Technology Hardware & Equipment (Information Technology)	16.2
Transportation (Industrials)	0.5
Short-Term Investments	0.2
Other Assets and Liabilities	–
Total	100.0%

3

Hartford Growth HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.8%
	Automobiles & Components - 5.1%
468	Ford Motor Co. ●	$7,862
168	Harley-Davidson, Inc.	5,840
216	Johnson Controls, Inc.	8,267
		21,969
	Banks - 3.6%
280	Banco Santander Brasil S.A.	3,806
173	Itau Unibanco Banco Multiplo S.A. ADR	4,148
235	Wells Fargo & Co.	7,272
		15,226
	Capital Goods - 12.3%
57	AMETEK, Inc.	2,239
37	Boeing Co.	2,392
50	Caterpillar, Inc.	4,646
56	Cummins, Inc.	6,200
46	Eaton Corp.	4,711
99	Illinois Tool Works, Inc.	5,305
143	Ingersoll-Rand plc	6,749
66	Joy Global, Inc.	5,711
156	PACCAR, Inc.	8,930
17	Precision Castparts Corp.	2,322
26	Siemens AG ADR	3,224
		52,429
	Consumer Durables & Apparel - 3.4%
104	Coach, Inc.	5,733
15	Lululemon Athletica, Inc. ●	1,009
29	NIKE, Inc. Class B	2,511
49	Polo Ralph Lauren Corp.	5,423
		14,676
	Consumer Services - 1.4%
60	Las Vegas Sands Corp. ●	2,762
99	Starbucks Corp.	3,195
		5,957
	Diversified Financials - 5.6%
119	Ameriprise Financial, Inc.	6,867
40	BlackRock, Inc.	7,696
54	Goldman Sachs Group, Inc.	9,129
		23,692
	Energy - 7.9%
58	Anadarko Petroleum Corp.	4,442
88	Consol Energy, Inc.	4,272
74	ENSCO International plc	3,934
55	EOG Resources, Inc.	5,003
66	National Oilwell Varco, Inc.	4,467
23	Occidental Petroleum Corp.	2,293
109	Schlumberger Ltd.	9,111
		33,522
	Food, Beverage & Tobacco - 1.4%
179	Green Mountain Coffee Roasters ●	5,868
	Health Care Equipment & Services - 0.9%
79	Covidien plc	3,608
	Insurance - 1.4%
162	Lincoln National Corp.	4,515
65	Progressive Corp.	1,295
		5,810
	Materials - 5.4%
48	Freeport-McMoRan Copper & Gold, Inc.	5,762
97	Monsanto Co.	6,776
86	Mosaic Co.	6,569
58	Rio Tinto plc ADR	4,142
		23,249
	Media - 1.3%
383	News Corp. Class A	5,581
	Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
81	Agilent Technologies, Inc. ●	3,346
46	Celgene Corp. ●	2,746
50	Teva Pharmaceutical Industries Ltd. ADR	2,585
		8,677
	Retailing - 3.8%
207	Lowe's Co., Inc.	5,199
17	Priceline.com, Inc. ●	6,976
179	Staples, Inc.	4,081
		16,256
	Semiconductors & Semiconductor Equipment - 8.2%
375	Altera Corp.	13,350
170	Analog Devices, Inc.	6,412
205	Broadcom Corp. Class A	8,944
189	Texas Instruments, Inc.	6,130
		34,836
	Software & Services - 19.4%
55	Accenture plc	2,657
138	BMC Software, Inc. ●	6,515
83	Citrix Systems, Inc. ●	5,645
67	Cognizant Technology Solutions Corp. ●	4,921
322	eBay, Inc. ●	8,952
20	Google, Inc. ●	11,742
537	Microsoft Corp.	14,981
477	Oracle Corp.	14,939
75	Rovi Corp. ●	4,651
84	VeriSign, Inc.	2,730
25	VMware, Inc. ●	2,251
153	Western Union Co.	2,845
		82,829
	Technology Hardware & Equipment - 16.2%
74	Apple, Inc. ●	23,728
238	Cisco Systems, Inc. ●	4,820
51	Dolby Laboratories, Inc. Class A ●	3,400
486	EMC Corp. ●	11,118
204	Juniper Networks, Inc. ●	7,541
179	NetApp, Inc. ●	9,848
174	Qualcomm, Inc.	8,633
		69,088
	Transportation - 0.5%
26	C.H. Robinson Worldwide, Inc.	2,122

	Total common stocks
	(cost $331,798)	$425,395

	Total long-term investments
	(cost $331,798)	$425,395

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $71,
	collateralized by FNMA 5.50%, 2038, value
	of $72)
$71	0.20%, 12/31/2010		$71
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $584, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 - 2015,
	value of $596)
584	0.20%, 12/31/2010		584
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $267,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $272)
267	0.28%, 12/31/2010		267
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $2, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $3)
2	0.20%, 12/31/2010		2
			924
	Total short-term investments
	(cost $924)		$924

	Total investments
	(cost $332,722) ▲	100.0%	$426,319
	Other assets and liabilities	–%	(81)
	Total net assets	100.0%	$426,238

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.4% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $335,914 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$95,980
Unrealized Depreciation	(5,575)
Net Unrealized Appreciation	$90,405

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$425,395	$425,395	$–	$–
Short-Term Investments	924	–	924	–
Total	$426,319	$425,395	$924	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

6

Hartford Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $332,722)	$426,319
Cash	—
Receivables:
Investment securities sold	4
Fund shares sold	367
Dividends and interest	220
Total assets	426,910
Liabilities:
Payables:
Investment securities purchased	35
Fund shares redeemed	513
Investment management fees	73
Distribution fees	6
Accrued expenses	45
Total liabilities	672
Net assets	$426,238
Summary of Net Assets:
Capital stock and paid-in-capital	$423,476
Accumulated undistributed net investment income	520
Accumulated net realized loss on investments and foreign currency transactions	(91,355)
Unrealized appreciation of investments	93,597
Net assets	$426,238
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$12.02
Shares outstanding	26,419
Net assets	$317,464
Class IB: Net asset value per share	$11.81
Shares outstanding	9,211
Net assets	$108,774

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$3,915
Interest	8
Less: Foreign tax withheld	(31)
Total investment income, net	3,892

Expenses:
Investment management fees	2,830
Administrative service fees	104
Transfer agent fees	5
Distribution fees - Class IB	243
Custodian fees	10
Accounting services fees	37
Board of Directors' fees	8
Audit fees	10
Other expenses	119
Total expenses (before fees paid indirectly)	3,366
Commission recapture	(13)
Total fees paid indirectly	(13)
Total expenses, net	3,353
Net investment income	539

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	30,390
Net realized loss on foreign currency contracts	(33)
Net realized gain on other foreign currency transactions	39
Net Realized Gain on Investments and Foreign Currency Transactions	30,396

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	32,184
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(4)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	32,180
Net Gain on Investments and Foreign Currency Transactions	62,576
Net Increase in Net Assets Resulting from Operations	$63,115

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$539	$1,100
Net realized gain (loss) on investments and foreign currency transactions	30,396	(57,576)
Net unrealized appreciation of investments and foreign currency transactions	32,180	143,777
Net Increase In Net Assets Resulting From Operations	63,115	87,301
Distributions to Shareholders:
From net investment income
Class IA	(74)	(1,004)
Class IB	(26)	(114)
Total distributions	(100)	(1,118)
Capital Share Transactions:
Class IA
Sold	43,139	28,997
Issued in merger	54,822	—
Issued on reinvestment of distributions	74	1,004
Redeemed	(70,148)	(54,546)
Total capital share transactions	27,887	(24,545)
Class IB
Sold	14,660	8,535
Issued in merger	23,402	—
Issued on reinvestment of distributions	26	114
Redeemed	(31,714)	(27,038)
Total capital share transactions	6,374	(18,389)
Net increase (decrease) from capital share transactions	34,261	(42,934)
Net Increase In Net Assets	97,276	43,249
Net Assets:
Beginning of period	328,962	285,713
End of period	$426,238	$328,962
Accumulated undistributed (distribution in excess of) net investment income	$520	$88
Shares:
Class IA
Sold	4,106	3,483
Issued in merger	5,038	—
Issued on reinvestment of distributions	8	103
Redeemed	(6,806)	(6,593)
Total share activity	2,346	(3,007)
Class IB
Sold	1,394	1,020
Issued in merger	2,184	—
Issued on reinvestment of distributions	3	12
Redeemed	(3,095)	(3,321)
Total share activity	486	(2,289)

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Growth HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

10

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

11

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each

12

class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

i)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(33)	$—	$(33)
Total	$—	$—	$—	$(33)	$—	$(33)

k)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$100	$1,118

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$520
Accumulated Capital and Other Losses*	(88,163)
Unrealized Appreciation†	90,405
Total Accumulated Earnings	$2,762

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(7)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	7

14

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$21,354
2017	66,809
Total	$88,163

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $24,838 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

15

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $250 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

Effective April 17, 2010, HL Advisers agreed to permanently reduce investment management fees by 0.0250% at the first three breakpoints. Prior to April 17, 2010, the investment management fee breakpoints were as follows:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.84%	0.87%	0.84%	0.83%	0.82%
Class IB	1.09	1.12	1.09	1.08	1.07

16

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contracts owners.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.01%	0.01%
Impact from Payment from Affiliate for Unrestricted Transfers	0.04	0.04
Total Return Excluding Payments from Affiliate	4.56	4.30

17

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$338,803
Sales Proceeds Excluding U.S. Government Obligations	315,754

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

7.	Fund Merger:

Reorganization of Hartford Fundamental Growth HLS Fund into Hartford Growth HLS Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, Hartford Fundamental Growth HLS Fund (“Target Fund”), into another series of the Company, Hartford Growth HLS Fund (“Acquiring Fund”) (the “Reorganization”). The Reorganization did not require shareholder approval by the shareholders of the Target Fund or the Acquiring Fund.

Pursuant to the Reorganization Agreement, on April 16, 2010, each holder of Class IA and Class IB shares of the Target Fund became the owner of full and fractional shares of the corresponding class in the Aquiring Fund having an equal aggregate value.

The merger was accomplished by tax free exchange as detailed below:

			Net assets of
		Net assets of	Acquiring		Acquiring Fund
	Net assets of Target	Acquiring Fund	Fund		shares issued to the
	Fund on Merger	immediately before	immediately	Target Fund shares	Target Fund's
	Date	merger	after merger	exchanged	shareholders
Class IA	$54,822	$254,913	$309,735	6,125	5,038
Class IB	23,402	90,981	114,383	2,627	2,184
Total	$78,224	$345,894	$424,118	8,752	7,222

18

The Target Fund had the following unrealized appreciation (depreciation), accumulated net realized losses and capital stock as of April 16, 2010.

	Unrealized	Accumulated Net
	Appreciation	Realized Gains
Fund	(Depreciation)	(Losses)	Capital Stock	Total
Target Fund	$12,596	$(23,682)	$89,310	$78,224

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Funds, the Aquiring Fund’s pro forma results of operations for the year ended December 31, 2010, would have been as follows:

		Net Gain (Loss) on	Net Decrease in Net Assets
Fund	Net Investment Income	Investments	Resulting from Operations
Acquiring Fund	$635	$33,731	$68,780

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Aquiring Fund’s statement of operations since April 16, 2010.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

Hartford Growth HLS Fund
Financial Highlights

- Selected Per-Share Date (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended December 31, 2010(E)
IA	$10.07	$0.02	$–	$1.93	$1.95	$–	$–	$–	$–	$1.95	$12.02
IB	9.92	–	–	1.89	1.89	–	–	–	–	1.89	11.81

For the Year Ended December 31, 2009
IA	7.53	0.04	–	2.54	2.58	(0.04)	–	–	(0.04)	2.54	10.07
IB	7.42	0.02	–	2.49	2.51	(0.01)	–	–	(0.01)	2.50	9.92

For the Year Ended December 31, 2008
IA	13.39	0.03	–	(5.47)	(5.44)	(0.03)	(0.39)	–	(0.42)	(5.86)	7.53
IB	13.18	–	–	(5.37)	(5.37)	–	(0.39)	–	(0.39)	(5.76)	7.42

For the Year Ended December 31, 2007
IA	12.32	0.01	–	2.01	2.02	–	(0.95)	–	(0.95)	1.07	13.39
IB	12.17	(0.02)	–	1.98	1.96	–	(0.95)	–	(0.95)	1.01	13.18

For the Year Ended December 31, 2006
IA	12.54	0.01	0.01	0.56	0.58	(0.01)	(0.79)	–	(0.80)	(0.22)	12.32
IB	12.42	(0.02)	0.01	0.55	0.54	–	(0.79)	–	(0.79)	(0.25)	12.17

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)
During the year ended December 31, 2010, the Fund incurred $49.9 million in sales associated with the transition of assets from Hartford Fundamental Growth HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.

(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

19.37%		$317,464	0.84%	0.84%	0.21%	74	%(F)
19.07		108,774	1.09	1.09	(0.04)	–

34.24		242,406	0.88	0.88	0.44	85
33.90		86,556	1.13	1.13	0.20	–

(41.79)		203,993	0.84	0.84	0.27	93
(41.93)		81,720	1.09	1.09	0.02	–

16.78		388,985	0.83	0.83	0.11	101
16.49		189,987	1.08	1.08	(0.14)	–

4.61	(G)	379,601	0.84	0.84	0.10	95
4.35	(G)	190,063	1.09	1.09	(0.14)	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Growth HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Growth HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

22

Hartford Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

Hartford Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

24

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,331.75	$4.91	$1,000.00	$1,020.99	$4.26	0.84%	184	365
Class IB	$1,000.00	$1,330.05	$6.37	$1,000.00	$1,019.74	$5.52	1.09%	184	365

26

Hartford Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Growth HLS (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

27

Hartford Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

28

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board noted the recent decline in the Fund’s assets and discussed this trend with HL Advisors.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.
The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

29

Hartford Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-G10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford High Yield HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford High Yield HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford High Yield HLS Fund inception 09/30/1998
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks high current income. Growth of capital is a secondary objective. *

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1 Year	5 Year	10 Year

High Yield IA	16.15%	8.35%	6.79%
High Yield IB	15.86%	8.08%	6.53%
Barclays Capital U.S. Corporate High-Yield Bond Index	15.12%	8.89%	8.87%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

*	Effective February 2, 2011, the Fund’s objective was changed to “Seeks to provide high current income, and long-term total return”.

Portfolio Managers
James Serhant, CFA	Carlos Feged, CFA
Senior Vice President	Senior Vice President

How did the Fund Perform?

The Class IA shares of the Hartford High Yield HLS Fund returned 16.15% for the twelve-month period ended December 31, 2010, outperforming its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 15.12%. The Fund outperformed the Lipper High Current Yield Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 13.61%.

Why Did the Fund perform this way?

The year ended December 2010 capped a strong follow-up year to the 58.1% Index record set in 2009. The Barclays Capital U.S. Corporate High-Yield Bond Index returned 15.1% in 2010 matching the S&P 500 Index return of 15.1%, but trailing riskier stock indices like the NASDAQ Composite Index, which was up 18.2%, and the Russell 2000 Index which returned 26.9%. The high yield market also beat other major fixed income indices, including the Barclays Capital Emerging Markets Index, up 12.8%, the Barclays Capital U.S. Credit Index, up 8.5%, the Barclays Capital U.S. Aggregate Index, up 6.5%, and the Barclays Capital U.S. Government Index, up 5.5%.

The high yield market was able to shrug off the jitters caused by the European sovereign debt crisis and the new regulations applied to corporate issuers by the U.S. Congress, with its healthcare and financial regulatory reform bill discussions. These issues caused two significant sell-off periods over the year, one at the end of January 2010 and one during May 2010. In the former instance, the high yield market rebounded by the end of February, and in the latter instance it regained its footing by mid-July. After a deluge of new issue supply kept a lid on the market in August, the market was off and running after Labor Day correcting somewhat in November, and managed to end the year on a positive note with a strong showing in December.

On an industry basis, the high yield market as measured by the performance of the benchmark was led for the second straight year by the Financials sector, which returned 25.5%, driven primarily by the subordinated bonds of distressed financial companies being tendered or exchanged at a premium to where they were marked at the end of last year. The Materials, Consumer Discretionary and Information Technology sectors all posted gains in the 15%-15.5% range,

2

approximating the market return for the year. Traditionally defensive sectors Consumer Staples (+9.7%), Healthcare (+11.0%) and Energy (+12.8%) underperformed the market. Utilities were the worst performing sector, up just 3.6%, as the prospect of increased environmental regulation loomed like a dark cloud over the sector.

The Fund benefitted from strong security selection in the Consumer Staples, Utilities and Healthcare sectors, while benefitting from a benchmark overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Utilities sector. Security selection was disappointing in the Information Technology and Financials sectors.

On an issuer basis, a heavy overweight and strong security selection within the MGM Resorts International debt complex was the single largest contributor to performance versus the benchmark, followed closely by American General Finance. These represented two of our analyst team’s highest conviction ideas during 2010. The holding company bonds of United Components (an after-market auto parts manufacturer) also contributed positively to performance.

Our underweight to Financials did detract from benchmark-relative performance, while security selection within the sector was attributable to our avoidance of the subordinated debt instruments of distressed financial companies such as Royal Bank of Scotland, iStar Financial and American International Group. Within Information Technology, we did not participate in the rally in some of the benchmark semi-conductor names. We viewed the financial leverage of some of those companies as exceeding the intrinsic value of the business, and chose not to invest in them. Another negative contributor was Sorenson Communications, which suffered from an adverse ruling from the Federal Communications Commission about what it can charge for its service, resulting in a severe sell-off in the bonds. We were able to recoup some of the losses in this name through trading, but overall it remains a significant detractor for the year.

What is the outlook?

The high yield bond market ended the year with a 7.51% yield-to-worst and a spread of 535 basis points over U.S. Treasuries. This presents a dichotomy in the marketplace, with the yield suggesting an overpriced market and spread suggesting an attractively priced market. Indeed, the current spread suggests a default rate of 4 to 5%, compared to our expectation of approximately 2%, while the yield seems to offer paltry nominal return potential for the risks high yield investors typically assume. Nevertheless, low yields in other asset classes have led to what we consider a solid technical picture for high yield bonds into 2011. However, technical conditions can be fickle and if yields on high-quality bonds continue to rise, as they began to in December, the supply/demand dynamic can change quickly. We continue to view corporate fundamentals as favorable. We feel that companies are entering the year with good balance sheets from a leverage and maturity perspective, and corporate earnings should be positive in 2011.

Event risk is presenting a paradox as well. High yield companies traditionally benefit from mergers & acquisitions and initial public offering (IPO) activity, with leveraged buy out (LBO) risk primarily a concern of investment-grade investors. However, with some high yield companies carrying very low leverage and investment-grade style covenants, we think LBO risk within high yield bond issuers is higher than usual. This is magnified by the fact that some companies can raise nearly as much debt in high yield bonds as the current market value of their common stock. If this persists, it could lessen the likelihood of IPOs being a positive catalyst, as financial sponsors may find it more appealing to pay themselves debt-financed dividends by issuing new high yield bonds instead of selling to the public in an IPO.

Diversification by Industry
as of December 31, 2010
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	4.6%
Administrative Waste Management and Remediation	0.6
Agriculture, Forestry, Fishing and Hunting	1.0
Air Transportation	0.5
Apparel Manufacturing	0.5
Arts, Entertainment and Recreation	10.6
Chemical Manufacturing	2.3
Computer and Electronic Product Manufacturing	3.0
Construction	1.0
Educational Services	0.3
Fabricated Metal Product Manufacturing	0.3
Finance and Insurance	12.2
Food Manufacturing	1.7
Food Services	0.5
Health Care and Social Assistance	6.2
Information	11.9
Machinery Manufacturing	0.7
Mining	0.9
Miscellaneous Manufacturing	1.3
Motor Vehicle & Parts Manufacturing	2.4
Paper Manufacturing	1.9
Petroleum and Coal Products Manufacturing	7.5
Pipeline Transportation	1.0
Plastics and Rubber Products Manufacturing	1.0
Primary Metal Manufacturing	0.7
Printing and Related Support Activities	0.4
Professional, Scientific and Technical Services	3.0
Real Estate and Rental and Leasing	2.6
Retail Trade	6.1
Textile Product Mills	0.3
Truck Transportation	0.9
Utilities	3.6
Water Transportation	0.5
Wholesale Trade	1.3
Other Securities
Automobiles & Components	1.0
Food, Beverage & Tobacco	0.0
Software & Services	0.0
Short-Term Investments	3.7
Other Assets and Liabilities	2.0
Total	100.0%

3

Diversification by Security Type
as of December 31, 2010
Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	0.6%
Common Stocks	0.0
Corporate Bonds: Investment Grade	0.8
Corporate Bonds: Non-Investment Grade	86.6
Preferred Stocks	1.0
Senior Floating Rate Interests: Non-Investment Grade	5.3
Warrants	0.0
Short-Term Investments	3.7
Other Assets and Liabilities	2.0
Total	100.0%

Distribution by Credit Quality
as of December 31, 2010
Credit Rating *	Percentage of Net Assets
Baa / BBB	0.8
Ba / BB	11.2
B	47.6
Caa / CCC or Lower	31.9
Unrated	1.8
U.S. Government Securities	0.0
Cash	4.7
Other Assets & Liabilities	2.0
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

4

Hartford High Yield HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.6%
	Finance and Insurance - 0.6%
	Banc of America Large Loan
$4,879	2.00%, 11/15/2015 ■Δ	$4,349
	Soundview NIM Trust
2,490	0.00%, 12/25/2036 ⌂●	–
		4,349
	Total asset & commercial mortgage backed securities
	(cost $6,794)	$4,349

CORPORATE BONDS: INVESTMENT GRADE - 0.8%
	Computer and Electronic Product Manufacturing - 0.4%
	Seagate Technology International
$2,632	10.00%, 05/01/2014 ■	$3,086
	Information - 0.4%
	Qwest Corp.
3,117	7.25%, 10/15/2035	3,055
	Total corporate bonds: investment grade
	(cost $5,366)	$6,141

CORPORATE BONDS: NON-INVESTMENT GRADE - 86.6%
	Accommodation and Food Services - 4.6%
	Harrah's Operating Co., Inc.
$2,029	10.75%, 02/01/2016	$1,943
1,628	11.25%, 06/01/2017	1,832
	Marina District Finance Co., Inc.
2,273	9.50%, 10/15/2015 ■	2,233
	MGM Mirage, Inc.
12,182	11.13%, 11/15/2017	14,009
	MGM Resorts International
13,335	11.38%, 03/01/2018	14,469
	Wynn Las Vegas LLC
1,434	7.75%, 08/15/2020	1,552
		36,038
	Administrative Waste Management and Remediation - 0.6%
	Bankrate, Inc.
1,812	11.75%, 07/15/2015 ■	2,011
	EnergySolutions, Inc.
2,266	10.75%, 08/15/2018 ■	2,473
		4,484
	Agriculture, Forestry, Fishing and Hunting - 1.0%
	American Seafood Group LLC
3,391	10.75%, 05/15/2016 ■	3,611
2,095	15.00%, 05/15/2017 ■	2,012
	Weyerhaeuser Co.
2,289	7.38%, 03/15/2032	2,314
		7,937
	Air Transportation - 0.5%
	Continental Airlines, Inc.
2,937	7.37%, 12/15/2015	2,930
	United Air Lines, Inc.
574	9.88%, 08/01/2013 ■	619
		3,549
	Apparel Manufacturing - 0.5%
	Quiksilver, Inc.
4,237	6.88%, 04/15/2015	4,142
	Arts, Entertainment and Recreation - 9.6%
	AMC Entertainment, Inc.
3,386	9.75%, 12/01/2020 ■	3,522
	Bresnan Broadband Holdings LLC
2,340	8.00%, 12/15/2018 ■	2,410
	Cenveo, Inc.
3,003	10.50%, 08/15/2016 ■	2,950
	Citadel Broadcasting Corp.
3,015	7.75%, 12/15/2018 ■	3,120
	Clubcorp Club Operations, Inc.
3,174	10.00%, 12/01/2018 ■	3,015
	Downstream Development Authority
3,554	12.00%, 10/15/2015 ■	3,505
	FireKeepers Development Authority
7,583	13.88%, 05/01/2015 ■	8,967
	First Data Corp.
7,088	10.55%, 09/24/2015	6,525
	Knight Ridder, Inc.
10,732	6.88%, 03/15/2029	7,244
	Marquee Holdings, Inc.
5,154	9.51%, 08/15/2014	4,252
	McClatchy Co.
3,823	11.50%, 02/15/2017	4,296
	NAI Entertainment Holdings LLC
1,120	8.25%, 12/15/2017 ■	1,176
	Sirius Satellite Radio, Inc.
1,628	7.00%, 12/01/2014 ۞■	1,998
	TL Acquisitions, Inc.
3,865	13.25%, 07/15/2015 ■	4,078
	UPC Germany GMBH
2,930	8.13%, 12/01/2017 ■	3,062
	Virgin Media Finance plc
2,595	9.50%, 08/15/2016	2,932
	XM Satellite Radio, Inc.
3,340	7.63%, 11/01/2018 ■	3,449
7,877	13.00%, 08/01/2013 ■	9,374
		75,875
	Chemical Manufacturing - 2.3%
	Eastman Kodak Co.
2,943	9.75%, 03/01/2018 ■	3,002
	Ferro Corp.
3,113	7.88%, 08/15/2018	3,284
	Hexion U.S. Finance Corp.
2,356	9.00%, 11/15/2020 ■	2,491
	Ineos Group Holdings plc
4,060	8.50%, 02/15/2016 ■	3,867
	Lyondell Chemical Co.
5,191	11.00%, 05/01/2018	5,879
		18,523
	Computer and Electronic Product Manufacturing - 2.6%
	Advanced Micro Devices, Inc.
2,369	8.13%, 12/15/2017	2,511
	Magnachip Semiconductor
2,903	10.50%, 04/15/2018	3,063

 The accompanying notes are an integral part of these financial statements.

5

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 86.6% - (continued)
	Computer and Electronic Product Manufacturing - 2.6% - (continued)
	Nextel Communications, Inc.
$3,839	7.38%, 08/01/2015	$3,844
	Sorenson Communications
2,255	10.50%, 02/01/2015 ■	1,375
	Spansion LLC
2,966	7.88%, 11/15/2017 ■	2,936
	Stratus Technologies, Inc.
1,831	12.00%, 03/29/2015 ⌂	1,538
	Triumph Group, Inc.
2,204	8.63%, 07/15/2018	2,408
	Viasystems, Inc.
2,192	12.00%, 01/15/2015 ■	2,450
		20,125
	Construction - 1.0%
	D.R. Horton, Inc.
2,255	6.50%, 04/15/2016	2,317
	KB Home & Broad Home Corp.
2,568	6.25%, 06/15/2015	2,542
	Pulte Homes, Inc.
3,490	7.88%, 06/15/2032	3,124
		7,983
	Educational Services - 0.3%
	Laureate Education, Inc.
2,613	10.00%, 08/15/2015 ■	2,711
	Fabricated Metal Product Manufacturing - 0.3%
	BWAY Holding Co.
2,087	10.00%, 06/15/2018 ■	2,251
	Finance and Insurance - 10.4%
	Ally Financial, Inc.
5,390	7.50%, 09/15/2020 ■	5,653
4,265	8.30%, 02/12/2015	4,691
	American General Finance Corp.
22,471	6.90%, 12/15/2017	18,145
	CB Richard Ellis Service
2,650	11.63%, 06/15/2017	3,071
	CIT Group, Inc.
25,472	7.00%, 05/01/2017	25,536
	Ford Motor Credit Co.
5,980	12.00%, 05/15/2015	7,522
	Hub International Holdings, Inc.
2,920	9.00%, 12/15/2014 ■	2,956
	Liberty Mutual Group, Inc.
3,998	10.75%, 06/15/2058 ■	4,838
	Penson Worldwide, Inc.
2,477	12.50%, 05/15/2017 ■	2,229
	Pinafore LLC
1,905	9.00%, 10/01/2018 ■	2,057
	Provident Funding Associates
3,935	10.25%, 04/15/2017 ■	4,083
	Vantage Drilling Co.
1,113	11.50%, 08/01/2015 ■	1,208
		81,989
	Food Manufacturing - 1.7%
	Darling International, Inc.
406	8.50%, 12/15/2018 ■	423
	Dole Food Co., Inc.
4,445	13.88%, 03/15/2014	5,434
	Harbinger Group, Inc.
1,457	10.63%, 11/15/2015 ■	1,464
	Smithfield Foods, Inc.
5,086	10.00%, 07/15/2014 ■	5,862
		13,183
	Food Services - 0.5%
	Landry's Restaurants, Inc.
3,770	11.63%, 12/01/2015	4,024
	Health Care and Social Assistance - 5.9%
	Alere, Inc.
2,924	7.88%, 02/01/2016	2,931
	Aurora Diagnostics Holdings
1,722	10.75%, 01/15/2018 ■	1,726
	Biomet, Inc.
3,796	10.38%, 10/15/2017	4,147
	HCA, Inc.
11,520	7.50%, 11/15/2095	9,158
2,701	8.50%, 04/15/2019	2,958
8,776	9.25%, 11/15/2016	9,363
	IASIS Healthcare Capital Corp.
3,743	8.75%, 06/15/2014	3,841
	LifePoint Hospitals, Inc.
2,226	6.63%, 10/01/2020 ■	2,209
	Rite Aid Corp.
3,402	10.25%, 10/15/2019	3,534
	Select Medical Corp.
4,010	7.63%, 02/01/2015	4,010
	Valeant Pharmaceuticals International
3,008	7.00%, 10/01/2020 ■	2,971
		46,848
	Information - 9.9%
	Charter Communications Holdings II LLC
4,691	13.50%, 11/30/2016	5,594
	Charter Communications Operating LLC
5,023	10.88%, 09/15/2014 ■	5,613
	Citizens Communications Co.
3,499	7.88%, 01/15/2027	3,359
	Clearwire Corp.
5,747	12.00%, 12/01/2017 ■	5,948
	Evertec, Inc.
2,658	11.00%, 10/01/2018 ■	2,678
	Frontier Communications Corp.
1,023	8.25%, 04/15/2017	1,123
	GXS Worldwide, Inc.
3,155	9.75%, 06/15/2015	3,116
	Intelsat Bermuda Ltd.
2,247	11.50%, 02/04/2017	2,433
	Intelsat Intermediate Holdings Ltd.
8,568	9.50%, 02/01/2015	8,825
	Intelsat Jackson Holdings Ltd.
8,808	11.50%, 06/15/2016	9,491

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 86.6% - (continued)
	Information - 9.9% - (continued)
	Level 3 Financing, Inc.
$11,017	10.00%, 02/01/2018	$10,576
	PAETEC Holding Corp.
2,143	9.88%, 12/01/2018 ■	2,202
	Sprint Capital Corp.
4,864	8.75%, 03/15/2032	4,913
	Syniverse Holdings, Inc.
430	9.13%, 01/15/2019 ■	444
	Trilogy International Partners LLC
3,761	10.25%, 08/15/2016 ■	3,724
	Videotron Ltee
2,672	9.13%, 04/15/2018	2,979
	Wind Acquisition Finance S.A.
1,202	7.25%, 02/15/2018 ■	1,223
832	11.75%, 07/15/2017 ■	938
	Windstream Corp.
2,819	8.63%, 08/01/2016	2,967
		78,146
	Machinery Manufacturing - 0.7%
	Case New Holland, Inc.
5,362	7.88%, 12/01/2017 ■	5,858
	Mining - 0.9%
	FMG Resources Pty Ltd.
3,283	7.00%, 11/01/2015 ■	3,365
	International Coal Group, Inc.
3,595	9.13%, 04/01/2018	3,883
		7,248
	Miscellaneous Manufacturing - 1.3%
	BE Aerospace, Inc.
2,363	6.88%, 10/01/2020	2,440
	Reynolds Group Issuer, Inc.
2,066	7.13%, 04/15/2019 ■	2,102
2,985	9.00%, 04/15/2019 ■	3,093
	Transdigm, Inc.
2,340	7.75%, 12/15/2018 ■	2,422
		10,057
	Motor Vehicle & Parts Manufacturing - 2.4%
	Cooper-Standard Automotive, Inc.
3,315	8.50%, 05/01/2018 ■	3,514
	Ford Motor Co.
4,616	9.22%, 09/15/2021	5,189
	Tenneco, Inc.
1,686	6.88%, 12/15/2020 ■	1,724
	TRW Automotive, Inc.
784	3.50%, 12/01/2015 ۞■	1,507
	UCI Holdco, Inc.
6,941	9.25%, 12/15/2013 Δ	6,895
		18,829
	Paper Manufacturing - 1.9%
	Clearwater Paper Corp.
1,294	7.13%, 11/01/2018 ■	1,336
	Domtar Corp.
4,209	10.75%, 06/01/2017	5,303
	Georgia-Pacific LLC
1,860	8.25%, 05/01/2016 ■	2,099
1,591	8.88%, 05/15/2031	1,957
	Mercer International, Inc.
1,708	9.50%, 12/01/2017 ■	1,755
	New Page Corp.
1,273	10.00%, 05/01/2012	726
	Westvaco Corp.
2,064	8.20%, 01/15/2030	2,177
		15,353
	Petroleum and Coal Products Manufacturing - 7.3%
	Alon Refinancing Krotz Springs, Inc.
3,031	13.50%, 10/15/2014	2,910
	Bill Barrett Corp.
1,980	9.88%, 07/15/2016	2,173
	Chaparral Energy, Inc.
2,228	9.88%, 10/01/2020 ■	2,351
	Chesapeake Energy Corp.
2,636	9.50%, 02/15/2015	2,972
	Concho Resources, Inc.
626	7.00%, 01/15/2021	642
	Continental Resources, Inc.
3,545	7.13%, 04/01/2021 ■	3,722
	Denbury Resources, Inc.
2,387	9.75%, 03/01/2016	2,661
	Drummond Co., Inc.
3,052	9.00%, 10/15/2014 ■	3,258
	Gibson Energy
2,341	10.00%, 01/15/2018	2,376
	Headwaters, Inc.
2,816	11.38%, 11/01/2014	3,080
	Key Energy Services, Inc.
2,775	8.38%, 12/01/2014	2,928
	Linn Energy LLC
3,912	11.75%, 05/15/2017	4,479
	Opti Canada, Inc.
3,179	8.25%, 12/15/2014	2,265
	Plains Exploration & Production Co.
4,022	10.00%, 03/01/2016	4,495
	Regency Energy Partners L.P.
2,786	9.38%, 06/01/2016	3,058
	Rosetta Resources, Inc.
2,832	9.50%, 04/15/2018	3,059
	Sandridge Energy, Inc.
2,966	8.63%, 04/01/2015	3,036
	Star Gas Partners L.P.
857	8.88%, 12/01/2017 ■	863
	Targa Resources Partners
2,701	11.25%, 07/15/2017	3,093
	Western Refining, Inc.
3,795	11.25%, 06/15/2017 ■	4,098
		57,519
	Pipeline Transportation - 1.0%
	Dynegy Holdings, Inc.
4,408	7.75%, 06/01/2019	2,942
	El Paso Corp.
2,446	7.80%, 08/01/2031	2,433
	Energy Transfer Equity L.P.
2,483	7.50%, 10/15/2020	2,558
		7,933

The accompanying notes are an integral part of these financial statements.

7

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 86.6% - (continued)
	Plastics and Rubber Products Manufacturing - 1.0%
	Associated Materials, Inc.
$2,035	9.13%, 11/01/2017 ■	$2,126
	Plastipak Holdings, Inc.
2,086	10.63%, 08/15/2019 ■	2,344
	Solo Cup Co.
1,594	8.50%, 02/15/2014	1,435
	Titan International, Inc.
1,674	7.88%, 10/01/2017 ■	1,766
		7,671
	Primary Metal Manufacturing - 0.7%
	Atkore International, Inc.
837	9.88%, 01/01/2018 ■	871
	Novelis, Inc.
4,238	8.38%, 12/15/2017 ■	4,386
		5,257
	Printing and Related Support Activities - 0.4%
	Harland Clarke Holdings
3,300	9.50%, 05/15/2015	3,135
	Professional, Scientific and Technical Services - 3.0%
	Affinion Group, Inc.
12,046	11.50%, 10/15/2015	12,528
8,160	11.63%, 11/15/2015 ■	8,466
	Global Geophysical Services, Inc.
2,684	10.50%, 05/01/2017	2,670
		23,664
	Real Estate and Rental and Leasing - 2.6%
	Ashtead Capital, Inc.
3,530	9.00%, 08/15/2016 ■	3,680
	Avis Budget Car Rental LLC
3,100	9.63%, 03/15/2018	3,340
	Hertz Corp.
1,516	8.88%, 01/01/2014	1,550
	International Lease Finance Corp.
4,280	8.88%, 09/01/2017	4,617
	Maxim Crane Works L.P.
3,158	12.25%, 04/15/2015 ■	3,067
	Realogy Corp.
2,396	11.75%, 04/15/2014	2,234
	United Rentals North America, Inc.
2,203	8.38%, 09/15/2020	2,242
		20,730
	Retail Trade - 5.1%
	Affinia Group, Inc.
430	9.00%, 11/30/2014 ■	442
	Building Materials Corp.
1,238	6.88%, 08/15/2018 ■	1,225
2,950	7.50%, 03/15/2020 ■	3,002
	Dollar General Corp.
7,279	11.88%, 07/15/2017	8,444
	Federated Retail Holdings, Inc.
2,340	6.38%, 03/15/2037	2,293
	Great Atlantic & Pacific Tea Co., Inc.
4,595	0.00%, 08/01/2015 ■Ω	4,135
	Hillman Group, Inc.
2,612	10.88%, 06/01/2018	2,867
	J.C. Penney Co., Inc.
3,481	7.63%, 03/01/2097	3,089
	Michaels Stores, Inc.
3,107	11.38%, 11/01/2016	3,387
	Nebraska Book Co.
2,898	10.00%, 12/01/2011	2,883
	Sears Holdings Corp.
3,756	6.63%, 10/15/2018 ■	3,503
	Supervalu, Inc.
1,507	8.00%, 05/01/2016	1,443
	Toys R Us, Inc.
3,040	7.38%, 09/01/2016 ■	3,192
		39,905
	Textile Product Mills - 0.3%
	Interface, Inc.
2,079	7.63%, 12/01/2018 ■	2,147
	Truck Transportation - 0.9%
	Swift Transportation Co., Inc.
6,651	12.50%, 05/15/2017 ■	7,316
	Utilities - 3.6%
	AES Corp.
2,751	9.75%, 04/15/2016 ‡	3,074
	Calpine Corp.
3,928	7.88%, 07/31/2020 ■	3,977
	Edison Mission Energy
7,302	7.00%, 05/15/2017	5,787
	Energy Future Holdings Corp.
1,660	10.88%, 11/01/2017	1,154
761	11.25%, 11/01/2017	442
	Energy Future Intermediate Holding Co. LLC
4,647	10.00%, 12/01/2020	4,792
	NRG Energy, Inc.
6,533	8.50%, 06/15/2019	6,745
	Reliant Energy, Inc.
2,477	9.24%, 07/02/2017	2,676
		28,647
	Water Transportation - 0.5%
	NCL Corp., Ltd.
983	11.75%, 11/15/2016	1,147
	Ship Finance International Ltd.
2,919	8.50%, 12/15/2013	2,970
		4,117
	Wholesale Trade - 1.3%
	Spectrum Brands, Inc.
4,162	12.00%, 08/28/2019	4,475
	U.S. Foodservice, Inc.
5,573	10.25%, 06/30/2015 ■	5,713
		10,188
	Total corporate bonds: non-investment grade
	(cost $645,506)	$683,382

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 5.3%
	Arts, Entertainment and Recreation - 1.0%
	AMC Entertainment Holdings, Inc.
$6,715	5.30%, 06/13/2012 ±		$6,489
	Chester Downs and Marina LLC
1,506	12.38%, 07/31/2016 ±		1,524
			8,013
	Finance and Insurance - 1.2%
	BNY Convergex Group LLC
1,460	7.00%, 12/15/2017 ◊☼		1,486
	Nuveen Investments, Inc.
7,138	12.50%, 07/31/2015 ±		7,714
			9,200
	Health Care and Social Assistance - 0.3%
	IASIS Healthcare Capital Corp.
2,507	5.54%, 06/13/2014 ±		2,407
	Information - 1.6%
	Level 3 Communications Corp.
7,335	11.50%, 03/13/2014 ±		7,908
	WideOpenWest Finance LLC
5,111	6.51%, 06/29/2015 ±		4,510
			12,418
	Petroleum and Coal Products Manufacturing - 0.2%
	Turbo Beta Ltd.
2,602	0.00%, 03/12/2018 ±⌂●		1,822
	Retail Trade - 1.0%
	Easton-Bell Sports, Inc.
8,146	11.50%, 12/31/2015 ±⌂		7,983
	Total senior floating rate interests: non-investment grade
	(cost $41,585)		$41,843

COMMON STOCKS - 0.0%
	Software & Services - 0.0%
38	Stratus Technologies, Inc. ⌂†		$–

	Total common stocks
	(cost $–)		$–

PREFERRED STOCKS - 1.0%
	Automobiles & Components - 1.0%
150	General Motors Co. Preferred, 4.75% ۞		$8,111
	Software & Services - 0.0%
9	Stratus Technologies, Inc. ⌂†		–

	Total preferred stocks
	(cost $7,517)		$8,111

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
2	ASG Consolidated LLC ■		$232

	Total warrants
	(cost $34)		$232

	Total long-term investments
	(cost $706,802)		$744,058

SHORT-TERM INVESTMENTS - 3.7%
	Investment Pools and Funds - 3.7%
28,945	JP Morgan U.S. Government Money Market Fund		$28,945
	U.S. Treasury Bills - 0.0%
255	0.12%, 1/27/2011 ○╦		255

	Total short-term investments
	(cost $29,200)		$29,200

	Total investments
	(cost $736,002) ▲	98.0%	$773,258
	Other assets and liabilities	2.0%	15,592
	Total net assets	100.0%	$788,850

The accompanying notes are an integral part of these financial statements.

9

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.8% of total net assets at December 31, 2010.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $737,075 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$43,042
Unrealized Depreciation	(6,859)
Net Unrealized Appreciation	$36,183

۞	Convertible security.

±	The interest rate disclosed for these securities represents the average coupon as of December 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At December 31, 2010, the aggregate value of these securities was $257,209, which represents 32.61% of total net assets.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2010.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at December 31, 2010, rounds to zero market value and percentage of total net assets.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at December 31, 2010 was $1,431.

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2010.

Ω	Debt security in default due to bankruptcy.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2010 - 11/2010	$8,146	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	$7,962
02/2007	$2,490	Soundview NIM Trust, 0.00%, 12/25/2036 - 144A	2,479
03/2010 - 04/2010	9	Stratus Technologies, Inc. Preferred Stock	–
03/2010 - 04/2010	38	Stratus Technologies, Inc. Common Stock	–
03/2010 - 04/2010	$1,831	Stratus Technologies, Inc., 12.00%, 03/29/2015 - 144A	1,774
06/2008 - 08/2010	$2,602	Turbo Beta Ltd., 0.00%, 03/12/2018	2,602

The aggregate value of these securities at December 31, 2010, was $11,343, which represents 1.44% of total net assets.

The accompanying notes are an integral part of these financial statements.

10

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	JP Morgan Securities	Buy	$23,179	$22,300	01/04/2011	$879
Japanese Yen	JP Morgan Securities	Sell	23,179	22,055	01/04/2011	(1,124)
						$(245)

Credit Default Swap Contracts Outstanding at December 31, 2010

		Implied credit							Unrealized
		spread at	Notional	Buy/Sell	(Pay)/Receive	Expiration		Market	Appreciation/
Counterparty	Reference Entity	12/31/2010 (a)	Amount (b)	Protection	Fixed Rate	Date	Cost	Value ╪	(Depreciation)
JP Morgan Chase	JC Penney Co., Inc.	1.94%	$3,150	Buy	1.00%	12/20/15	$202	$136	$(66)

(a)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

Hartford High Yield HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$4,349	$–	$4,349	$–
Common Stocks ‡	–	–	–	–
Corporate Bonds: Investment Grade	6,141	–	6,141	–
Corporate Bonds: Non-Investment Grade	683,382	–	677,776	5,606
Preferred Stocks	8,111	8,111	–	–
Senior Floating Rate Interests: Non-Investment Grade	41,843	–	41,843	–
Warrants	232	232	–	–
Short-Term Investments	29,200	28,945	255	–
Total	$773,258	$37,288	$730,364	$5,606
Foreign Currency Contracts *	879	–	879	–
Total	$879	$–	$879	$–
Liabilities:
Credit Default Swaps *	66	–	66	–
Foreign Currency Contracts *	1,124	–	1,124	–
Total	$1,190	$–	$1,190	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance as
	of	Realized	Unrealized					Transfers	Transfers	of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$(2	)†	$2	$—	$—	$—	$—	$—
Common Stocks	—	—	—	‡	—	—	—	—	—	—
Corporate Bonds and Senior Floating Rate Interests	4,970	(12)	385	§	39	347	(527)	2,823	(2,419)	5,606
Preferred Stocks	—	—	(1,266	)‡	—	—	(3,044)	4,310	—	—
Total	$4,970	$(12)	$(883)		$41	$347	$(3,571)	$7,133	$(2,419)	$5,606

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $(2).
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 rounds to zero.
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $385.

The accompanying notes are an integral part of these financial statements.

12

Hartford High Yield HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $736,002)	$773,258
Cash	419
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	879
Receivables:
Investment securities sold	185
Fund shares sold	2,219
Dividends and interest	15,035
Swap premiums paid	202
Total assets	792,197
Liabilities:
Unrealized depreciation on foreign currency contracts	1,124
Unrealized depreciation on swap contracts	66
Payables:
Investment securities purchased	1,481
Fund shares redeemed	460
Investment management fees	119
Distribution fees	10
Accrued expenses	87
Total liabilities	3,347
Net assets	$788,850
Summary of Net Assets:
Capital stock and paid-in-capital	$757,024
Accumulated undistributed net investment income	63,788
Accumulated net realized loss on investments and foreign currency transactions	(68,907)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	36,945
Net assets	$788,850
Shares authorized	2,800,000
Par value	$0.001
Class IA: Net asset value per share	$9.15
Shares outstanding	65,812
Net assets	$602,493
Class IB: Net asset value per share	$9.04
Shares outstanding	20,614
Net assets	$186,357
The accompanying notes are an integral part of these financial statements.

13

Hartford High Yield HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$11
Interest	70,785
Total investment income, net	70,796

Expenses:
Investment management fees	4,895
Administrative service fees	233
Transfer agent fees	3
Distribution fees - Class IB	457
Custodian fees	20
Accounting services fees	133
Board of Directors' fees	16
Audit fees	17
Other expenses	207
Total expenses	5,981
Net investment income	64,815
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	63,368
Net realized loss on swap contracts	(6)
Net realized gain on foreign currency contracts	1
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	63,363

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(17,687)
Net unrealized depreciation of swap contracts	(66)
Net unrealized depreciation of foreign currency contracts	(245)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(17,997)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	45,366
Net Increase in Net Assets Resulting from Operations	$110,181

The accompanying notes are an integral part of these financial statements.

14

Hartford High Yield HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$64,815	$58,862
Net realized gain (loss) on investments and other financial instruments	63,363	(6,160)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(17,997)	179,380
Payment from affiliate	—	201
Net Increase In Net Assets Resulting From Operations	110,181	232,283
Distributions to Shareholders:
From net investment income
Class IA	(3,774)	(41,516)
Class IB	(1,226)	(14,722)
Total distributions	(5,000)	(56,238)
Capital Share Transactions:
Class IA
Sold	190,974	177,624
Issued on reinvestment of distributions	3,774	41,516
Redeemed	(198,912)	(112,917)
Total capital share transactions	(4,164)	106,223
Class IB
Sold	46,511	55,710
Issued on reinvestment of distributions	1,226	14,722
Redeemed	(75,736)	(55,312)
Total capital share transactions	(27,999)	15,120
Net increase (decrease) from capital share transactions	(32,163)	121,343
Net Increase In Net Assets	73,018	297,388
Net Assets:
Beginning of period	715,832	418,444
End of period	$788,850	$715,832
Accumulated undistributed (distribution in excess of) net investment income	$63,788	$3,966
Shares:
Class IA
Sold	22,498	25,906
Issued on reinvestment of distributions	443	5,288
Redeemed	(23,540)	(16,052)
Total share activity	(599)	15,142
Class IB
Sold	5,523	8,244
Issued on reinvestment of distributions	145	1,894
Redeemed	(9,090)	(8,053)
Total share activity	(3,422)	2,085

The accompanying notes are an integral part of these financial statements.

15

Hartford High Yield HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford High Yield HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

16

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

17

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds (“ETFs”), rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

18

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be

19

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk.

k)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

20

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of December 31, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$879	Unrealized depreciation on foreign currency contracts	$1,124
Credit contracts			Unrealized depreciation on swap contracts	66

21

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$(259)	$—	$1	$—	$(258)
Credit contracts	—	—	—	—	(6)	(6)
Total	$—	$(259)	$—	$1	$(6)	$(264)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(245)	—	$(245)
Credit contracts	—	—	—	—	(66)	(66)
Total	$—	$—	$—	$(245)	$(66)	$(311)

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. As of December 31, 2010, there were no outstanding option contracts.

22

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$5,000	$56,238

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$63,578
Accumulated Capital and Other Losses*	(67,835)
Unrealized Appreciation†	36,118
Total Accumulated Earnings	$31,861

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
 The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$7
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(7)

23

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$15,837
2017	51,998
Total	$67,835

As of December 31, 2010, the Fund utilized $62,617 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

24

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, the Fund had no fee reductions.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.75%	0.75%	0.74%	0.72%	0.72%
Class IB	1.00	1.00	0.99	0.97	0.97

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

25

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provides that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$201

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contracts owners.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	50.41	50.04

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for Unrestricted Transfers	0.02%	0.02%
Total Return Excluding Payments from Affiliate	11.15	10.87

6.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,008,413
Sales Proceeds Excluding U.S. Government Obligations	1,010,376

26

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

27

Hartford High Yield HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Of Period

For the Year Ended December 31, 2010(E)
IA	$7.94	$0.75	$–	$0.52	$1.27	$(0.06)	$–	$–	$(0.06)	$1.21	$9.15
IB	7.86	0.72	–	0.52	1.24	(0.06)	–	–	(0.06)	1.18	9.04

For the Year Ended December 31, 2009(E)
IA	5.73	0.73	–	2.16	2.89	(0.68)	–	–	(0.68)	2.21	7.94
IB	5.68	0.70	–	2.14	2.84	(0.66)	–	–	(0.66)	2.18	7.86

For the Year Ended December 31, 2008
IA	8.87	0.83	–	(3.12)	(2.29)	(0.85)	–	–	(0.85)	(3.14)	5.73
IB	8.78	0.83	–	(3.11)	(2.28)	(0.82)	–	–	(0.82)	(3.10)	5.68

For the Year Ended December 31, 2007(E)
IA	9.35	0.71	–	(0.45)	0.26	(0.74)	–	–	(0.74)	(0.48)	8.87
IB	9.27	0.68	–	(0.45)	0.23	(0.72)	–	–	(0.72)	(0.49)	8.78

For the Year Ended December 31, 2006(E)
IA	9.80	0.72	–	0.31	1.03	(1.48)	–	–	(1.48)	(0.45)	9.35
IB	9.70	0.69	–	0.30	0.99	(1.42)	–	–	(1.42)	(0.43)	9.27

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

16.15%		$602,493	0.75%	0.75%	8.80%	139%
15.86		186,357	1.00	1.00	8.57	–

50.46	(F)	527,000	0.75	0.75	10.32	173
50.08	(F)	188,832	1.00	1.00	10.08	–

(25.23)		293,839	0.74	0.74	9.05	101
(25.42)		124,701	0.99	0.99	8.76	–

2.79		460,243	0.77	0.72	7.47	148
2.53		222,712	1.02	0.97	7.20	–

11.17	(F)	471,327	0.77	0.72	7.39	160
10.89	(F)	264,525	1.02	0.97	7.14	–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford High Yield HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford High Yield HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

30

Hartford High Yield HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

Hartford High Yield HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

32

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford High Yield HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,106.58	$3.97	$1,000.00	$1,021.44	$3.81	0.75%	184	365
Class IB	$1,000.00	$1,105.20	$5.29	$1,000.00	$1,020.18	$5.08	1.00%	184	365

34

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford High Yield HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

35

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and the Sub-adviser were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

36

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

37

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-HY10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Index HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Index HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Index HLS Fund inception 05/01/1987
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year

Index IA	14.73%	2.03%	1.06%
Index IB	14.45%	1.77%	0.82%
S&P 500 Index	15.08%	2.29%	1.41%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Manager
Deane Gyllenhaal
Vice President

How did the Fund perform?

The Class IA shares of the Hartford Index HLS Fund returned 14.73% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the S&P 500 Index, which returned 15.08%, and outperforming the Lipper S&P 500 Index Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 14.64%.

Why did the Fund perform this way?

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the Index. However, because of internal Hartford Investment Management Company (HIMCO) requirements, the Fund does not purchase the stock of HIMCO’s parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to HIG is reallocated across the Life/Health, Property/Casualty and Multi-line Insurance industries. The performance of the Fund marginally differed from the benchmark over the period, primarily due to trading in futures contracts, Index events, minimal cash exposure, and lack of exposure to HIG.

All ten of the sectors within the Index had positive returns for 2010. The Consumer Discretionary sector had the best performance returning 27.7%, followed by Industrials which appreciated 26.7%, then Materials which was up 22.2%. The two sectors with the lowest returns for the year were Health Care increasing 2.9%, and Utilities returning 5.5%.

On a stock level, the best Index performers included Cummins Inc. within the Industrials sector which rose 142.7% for the twelve-month period ended December 31, 2010. Wynn Resorts a Consumer Discretionary stock was up 93.6%, followed by AIG Group, a Financial Services conglomerate, gaining 92.2% for the period. Stocks that declined the most were Dean Foods, within Consumer Staples, which fell 51.0%. Two Consumer Discretionary stocks that followed were H&R Block which dropped 45.1% and Apollo Group, losing 34.8% for the year.

2

What is the outlook?

In this current low growth / low interest rate environment, we believe that investors will continue to seek out higher yielding and higher growth asset classes. We feel global and domestic monetary policy is supportive of economic growth. Some of the more recent economic releases show that the economy is expanding, with favorable manufacturing numbers and lower unemployment, among other indicators of expansion. Besides economic growth, investors are expected to monitor the direction of inflation, the value of the U.S. Dollar, and commodity prices.

The Fund will continue to be fully invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to be similar to the return of the Index.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.8%
Banks (Financials)	3.1
Capital Goods (Industrials)	8.2
Commercial & Professional Services (Industrials)	0.6
Consumer Durables & Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	1.8
Diversified Financials (Financials)	7.4
Energy (Energy)	11.8
Food & Staples Retailing (Consumer Staples)	2.3
Food, Beverage & Tobacco (Consumer Staples)	5.8
Health Care Equipment & Services (Health Care)	3.6
Household & Personal Products (Consumer Staples)	2.4
Insurance (Financials)	3.9
Materials (Materials)	3.6
Media (Consumer Discretionary)	3.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.3
Real Estate (Financials)	1.6
Retailing (Consumer Discretionary)	3.6
Semiconductors & Semiconductor Equipment
(Information Technology)	2.5
Software & Services (Information Technology)	8.8
Technology Hardware & Equipment (Information
Technology)	7.1
Telecommunication Services (Services)	3.1
Transportation (Industrials)	2.0
Utilities (Utilities)	3.4
Short-Term Investments	1.1
Other Assets and Liabilities	–
Total	100.0%

3

Hartford Index HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9%
	Automobiles & Components - 0.8%
330	Ford Motor Co. ●	$5,540
21	Goodyear Tire & Rubber Co. ●	254
21	Harley-Davidson, Inc.	718
59	Johnson Controls, Inc.	2,268
		8,780
	Banks - 3.1%
61	BB&T Corp.	1,607
16	Comerica, Inc.	658
70	Fifth Third Bankcorp	1,029
23	First Horizon National Corp. ●	271
46	Hudson City Bancorp, Inc.	591
76	Huntington Bancshares, Inc.	522
78	Keycorp	687
10	M&T Bank Corp.	911
47	Marshall & Ilsley Corp.	322
33	People's United Financial, Inc.	455
46	PNC Financial Services Group, Inc.	2,812
111	Regions Financial Corp.	775
44	SunTrust Banks, Inc.	1,300
169	US Bancorp	4,558
462	Wells Fargo & Co.	14,329
16	Zion Bancorp	380
		31,207
	Capital Goods - 8.2%
63	3M Co.	5,438
65	Boeing Co.	4,218
56	Caterpillar, Inc.	5,234
17	Cummins, Inc.	1,916
47	Danaher Corp.	2,230
37	Deere & Co.	3,100
16	Dover Corp.	960
15	Eaton Corp.	1,508
66	Emerson Electric Co.	3,792
13	Fastenal Co.	777
5	Flowserve Corp.	590
16	Fluor Corp.	1,041
33	General Dynamics Corp.	2,359
939	General Electric Co.	17,166
11	Goodrich Corp.	968
69	Honeywell International, Inc.	3,655
44	Illinois Tool Works, Inc.	2,331
29	Ingersoll-Rand plc	1,342
16	ITT Corp.	844
11	Jacobs Engineering Group, Inc. ●	511
10	L-3 Communications Holdings, Inc.	705
26	Lockheed Martin Corp.	1,815
32	Masco Corp.	399
26	Northrop Grumman Corp.	1,665
32	PACCAR, Inc.	1,845
10	Pall Corp.	504
14	Parker-Hannifin Corp.	1,228
13	Precision Castparts Corp.	1,754
19	Quanta Services, Inc. ●	379
32	Raytheon Co.	1,489
12	Rockwell Automation, Inc.	892
14	Rockwell Collins, Inc.	804
8	Roper Industries, Inc.	638
5	Snap-On, Inc.	288
24	Textron, Inc.	572
43	Tyco International Ltd.	1,786
81	United Technologies Corp.	6,401
5	W.W. Grainger, Inc.	704
		83,848
	Commercial & Professional Services - 0.6%
9	Avery Dennison Corp.	402
11	Cintas Corp.	310
4	Dun & Bradstreet Corp.	359
11	Equifax, Inc. ●	388
18	Iron Mountain, Inc.	440
18	Pitney Bowes, Inc.	432
18	R.R. Donnelley & Sons Co.	318
27	Republic Services, Inc.	808
13	Robert Half International, Inc.	397
8	Stericycle, Inc. ●	608
42	Waste Management, Inc.	1,546
		6,008
	Consumer Durables & Apparel - 1.1%
26	Coach, Inc.	1,441
25	D.R. Horton, Inc.	295
13	Fortune Brands, Inc.	807
6	Harman International Industries, Inc. ●	282
12	Hasbro, Inc.	566
13	Leggett & Platt, Inc.	293
14	Lennar Corp.	263
32	Mattel, Inc.	803
26	Newell Rubbermaid, Inc.	465
34	NIKE, Inc. Class B	2,874
6	Polo Ralph Lauren Corp.	637
30	Pulte Group, Inc. ●	223
15	Stanley Black & Decker, Inc.	978
8	V.F. Corp.	660
7	Whirlpool Corp.	594
		11,181
	Consumer Services - 1.8%
11	Apollo Group, Inc. Class A ●	443
38	Carnival Corp.	1,750
12	Darden Restaurants, Inc.	565
5	DeVry, Inc.	263
27	H & R Block, Inc.	324
26	International Game Technology	464
25	Marriott International, Inc. Class A	1,055
93	McDonald's Corp.	7,143
65	Starbucks Corp.	2,097
17	Starwood Hotels & Resorts	1,018
15	Wyndham Worldwide Corp.	462
7	Wynn Resorts Ltd.	695
41	Yum! Brands, Inc.	2,024
		18,303
	Diversified Financials - 7.4%
92	American Express Co.	3,959
22	Ameriprise Financial, Inc.	1,259
888	Bank of America Corp.	11,851
109	Bank of New York Mellon Corp.	3,301
40	Capital One Financial Corp.	1,713
87	Charles Schwab Corp.	1,495
2,559	Citigroup, Inc. ●	12,104

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Diversified Financials - 7.4% - (continued)
6	CME Group, Inc.	$1,886
48	Discover Financial Services, Inc.	890
17	E*Trade Financial Corp. ●	279
8	Federated Investors, Inc.	211
13	Franklin Resources, Inc.	1,424
45	Goldman Sachs Group, Inc.	7,576
6	IntercontinentalExchange, Inc. ●	768
41	Invesco Ltd.	979
16	Janus Capital Group, Inc.	210
344	JP Morgan Chase & Co.	14,605
13	Legg Mason, Inc.	489
17	Leucadia National Corp.	506
18	Moody's Corp.	477
133	Morgan Stanley	3,626
13	Nasdaq OMX Group, Inc. ●	310
21	Northern Trust Corp.	1,185
23	NYSE Euronext	689
43	SLM Corp. ●	539
44	State Street Corp.	2,048
23	T. Rowe Price Group, Inc.	1,459
		75,838
	Energy - 11.8%
44	Anadarko Petroleum Corp.	3,323
34	Apache Corp.	4,019
38	Baker Hughes, Inc.	2,174
9	Cabot Oil & Gas Corp.	348
21	Cameron International Corp. ●	1,083
58	Chesapeake Energy Corp.	1,493
177	Chevron Corp.	16,178
129	ConocoPhillips Holding Co.	8,816
20	Consol Energy, Inc.	972
35	Denbury Resources, Inc. ●	671
38	Devon Energy Corp.	2,988
6	Diamond Offshore Drilling, Inc.	407
62	El Paso Corp.	854
22	EOG Resources, Inc.	2,048
13	EQT Corp.	589
444	Exxon Mobil Corp.	32,476
11	FMC Technologies, Inc. ●	933
80	Halliburton Co.	3,270
9	Helmerich & Payne, Inc.	451
26	Hess Corp.	2,022
63	Marathon Oil Corp.	2,316
9	Massey Energy Co.	483
17	Murphy Oil Corp.	1,265
25	Nabors Industries Ltd. ●	589
37	National Oilwell Varco, Inc.	2,489
12	Newfield Exploration Co. ●	851
15	Noble Energy, Inc.	1,326
72	Occidental Petroleum Corp.	7,022
24	Peabody Energy Corp.	1,517
10	Pioneer Natural Resources Co.	886
16	QEP Resources, Inc.	563
14	Range Resources Corp.	633
11	Rowan Companies, Inc. ●	389
120	Schlumberger Ltd.	10,039
31	Southwestern Energy Co. ●	1,143
57	Spectra Energy Corp.	1,427
11	Sunoco, Inc.	428
13	Tesoro Corp.	234
50	Valero Energy Corp.	1,153
52	Williams Cos., Inc.	1,274
		121,142
	Food & Staples Retailing - 2.3%
38	Costco Wholesale Corp.	2,748
120	CVS/Caremark Corp.	4,160
56	Kroger Co.	1,255
33	Safeway, Inc.	738
19	Supervalu, Inc.	180
52	Sysco Corp.	1,517
82	Walgreen Co.	3,178
173	Wal-Mart Stores, Inc.	9,309
13	Whole Foods Market, Inc. ●	654
		23,739
	Food, Beverage & Tobacco - 5.8%
184	Altria Group, Inc.	4,529
56	Archer Daniels Midland Co.	1,692
9	Brown-Forman Corp.	637
17	Campbell Soup Co.	585
205	Coca-Cola Co.	13,452
30	Coca-Cola Enterprises, Inc.	748
39	ConAgra Foods, Inc.	875
16	Constellation Brands, Inc. Class A ●	348
16	Dean Foods Co. ●	142
20	Dr. Pepper Snapple Group	705
56	General Mills, Inc.	2,007
28	H.J. Heinz Co.	1,397
14	Hershey Co.	644
6	Hormel Foods Corp.	312
11	J.M. Smucker Co.	691
22	Kellogg Co.	1,141
154	Kraft Foods, Inc.	4,849
13	Lorillard, Inc.	1,080
12	McCormick & Co., Inc.	543
18	Mead Johnson Nutrition Co.	1,121
14	Molson Coors Brewing Co.	698
140	PepsiCo, Inc.	9,122
160	Philip Morris International, Inc.	9,352
30	Reynolds American, Inc.	972
56	Sara Lee Corp.	985
26	Tyson Foods, Inc. Class A	451
		59,078
	Health Care Equipment & Services - 3.6%
35	Aetna, Inc.	1,076
24	Amerisource Bergen Corp.	829
8	Bard (C.R.), Inc.	752
51	Baxter International, Inc.	2,598
20	Becton, Dickinson & Co.	1,710
134	Boston Scientific Corp. ●	1,013
31	Cardinal Health, Inc.	1,179
20	CareFusion Corp. ●	505
6	Cerner Corp. ●	592
24	CIGNA Corp.	876
13	Coventry Health Care, Inc. ●	344
9	DaVita, Inc. ●	598
13	Dentsply International, Inc.	429
The accompanying notes are an integral part of these financial statements.

5

Hartford Index HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Health Care Equipment & Services - 3.6% - (continued)
46	Express Scripts, Inc. ●	$2,511
15	Humana, Inc. ●	811
3	Intuitive Surgical, Inc. ●	892
9	Laboratory Corp. of America Holdings ●	790
22	McKesson Corp.	1,568
37	Medco Health Solutions, Inc. ●	2,289
95	Medtronic, Inc.	3,529
9	Patterson Cos., Inc.	261
12	Quest Diagnostics, Inc.	672
30	St. Jude Medical, Inc. ●	1,292
30	Stryker Corp.	1,617
43	Tenet Healthcare Corp. ●	286
97	UnitedHealth Group, Inc.	3,498
10	Varian Medical Systems, Inc. ●	726
35	Wellpoint, Inc. ●	1,973
17	Zimmer Holdings, Inc. ●	934
		36,150
	Household & Personal Products - 2.4%
38	Avon Products, Inc.	1,100
12	Clorox Co.	778
43	Colgate-Palmolive Co.	3,419
10	Estee Lauder Co., Inc.	811
36	Kimberly-Clark Corp.	2,264
247	Procter & Gamble Co.	15,861
		24,233
	Insurance - 3.9%
31	ACE Ltd.	1,899
44	Aflac, Inc.	2,461
48	Allstate Corp.	1,540
13	American International Group, Inc. ●	725
29	AON Corp.	1,336
10	Assurant, Inc.	367
155	Berkshire Hathaway, Inc. Class B ●	12,441
27	Chubb Corp.	1,632
15	Cincinnati Financial Corp.	461
44	Genworth Financial, Inc. ●	577
29	Lincoln National Corp.	816
28	Loews Corp.	1,104
48	Marsh & McLennan Cos., Inc.	1,308
84	MetLife, Inc.	3,727
30	Principal Financial Group, Inc.	965
60	Progressive Corp.	1,183
45	Prudential Financial, Inc.	2,637
7	Torchmark Corp.	440
41	Travelers Cos., Inc.	2,297
29	Unum Group	710
29	XL Group plc	632
		39,258
	Materials - 3.6%
19	Air Products and Chemicals, Inc.	1,712
7	Airgas, Inc.	412
10	AK Steel Holding Corp.	159
90	Alcoa, Inc.	1,384
9	Allegheny Technologies, Inc.	479
8	Ball Corp.	530
10	Bemis Co., Inc.	311
6	CF Industries Holdings, Inc.	842
12	Cliff's Natural Resources, Inc.	931
102	Dow Chemical Co.	3,489
80	E.I. DuPont de Nemours & Co.	4,009
6	Eastman Chemical Co.	530
20	Ecolab, Inc.	1,033
6	FMC Corp.	510
41	Freeport-McMoRan Copper & Gold, Inc.	4,977
7	International Flavors & Fragrances, Inc.	394
39	International Paper Co.	1,051
15	MeadWestvaco Corp.	387
47	Monsanto Co.	3,287
43	Newmont Mining Corp.	2,665
28	Nucor Corp.	1,219
14	Owens-Illinois, Inc. ●	444
14	PPG Industries, Inc.	1,210
27	Praxair, Inc.	2,581
14	Sealed Air Corp.	358
8	Sherwin-Williams Co.	661
11	Sigma-Aldrich Corp.	711
8	Titanium Metals Corp. ●	136
13	United States Steel Corp.	742
11	Vulcan Materials Co.	501
		37,655
	Media - 3.1%
21	Cablevision Systems Corp.	714
60	CBS Corp. Class B	1,143
246	Comcast Corp. Class A	5,400
73	DirecTV Class A ●	2,934
25	Discovery Communications, Inc. ●	1,043
21	Gannett Co., Inc.	318
43	Interpublic Group of Cos., Inc. ●	457
27	McGraw-Hill Cos., Inc.	984
3	Meredith Corp.	111
201	News Corp. Class A	2,929
27	Omnicom Group, Inc.	1,214
8	Scripps Networks Interactive Class A	412
31	Time Warner Cable, Inc.	2,070
98	Time Warner, Inc.	3,143
53	Viacom, Inc. Class B	2,110
167	Walt Disney Co.	6,255
–	Washington Post Co. Class B	198
		31,435
	Pharmaceuticals, Biotechnology & Life Sciences - 7.3%
136	Abbott Laboratories	6,526
30	Agilent Technologies, Inc. ●	1,264
27	Allergan, Inc.	1,857
83	Amgen, Inc. ●	4,569
21	Biogen Idec, Inc. ●	1,408
151	Bristol-Myers Squibb Co.	3,993
41	Celgene Corp. ●	2,452
7	Cephalon, Inc. ●	407
89	Eli Lilly & Co.	3,134
25	Forest Laboratories, Inc. ●	805
23	Genzyme Corp. ●	1,621
72	Gilead Sciences, Inc. ●	2,592
15	Hospira, Inc. ●	819
242	Johnson & Johnson	14,960

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.3% - (continued)
22	King Pharmaceuticals, Inc. ●	$315
16	Life Technologies Corp. ●	910
271	Merck & Co., Inc.	9,779
38	Mylan, Inc. ●	811
10	PerkinElmer, Inc.	268
706	Pfizer, Inc.	12,355
35	Thermo Fisher Scientific, Inc. ●	1,936
8	Waters Corp. ●	625
11	Watson Pharmaceuticals, Inc. ●	571
		73,977
	Real Estate - 1.6%
10	Apartment Investment & Management Co.	268
8	Avalonbay Communities, Inc.	849
12	Boston Properties, Inc.	1,066
26	CB Richard Ellis Group, Inc. Class A ●	524
25	Equity Residential Properties Trust	1,301
32	HCP, Inc.	1,179
13	Health Care, Inc.	608
59	Host Hotels & Resorts, Inc.	1,048
36	Kimco Realty Corp.	646
14	Plum Creek Timber Co., Inc.	533
50	ProLogis	724
12	Public Storage	1,246
26	Simon Property Group, Inc.	2,566
14	Ventas, Inc.	726
14	Vornado Realty Trust	1,195
47	Weyerhaeuser Co.	893
		15,372
	Retailing - 3.6%
8	Abercrombie & Fitch Co. Class A	445
31	Amazon.com, Inc. ●	5,616
6	AutoNation, Inc. ●	157
2	AutoZone, Inc. ●	659
23	Bed Bath & Beyond, Inc. ●	1,120
29	Best Buy Co., Inc.	999
7	Big Lots, Inc. ●	202
20	CarMax, Inc. ●	631
18	Expedia, Inc.	448
11	Family Dollar Stores, Inc.	553
13	GameStop Corp. Class A ●	304
39	Gap, Inc.	857
14	Genuine Parts Co.	710
144	Home Depot, Inc.	5,060
21	J.C. Penney Co., Inc.	674
26	Kohl's Corp. ●	1,399
23	Limited Brands, Inc.	716
122	Lowe's Co., Inc.	3,049
37	Macy's, Inc.	945
4	Netflix, Inc. ●	668
15	Nordstrom, Inc.	629
12	O'Reilly Automotive, Inc. ●	741
4	Priceline.com, Inc. ●	1,714
10	RadioShack Corp.	186
11	Ross Stores, Inc.	669
4	Sears Holdings Corp. ●	288
64	Staples, Inc.	1,451
62	Target Corp.	3,753
11	Tiffany & Co.	693
35	TJX Cos., Inc.	1,546
11	Urban Outfitters, Inc. ●	405
		37,287
	Semiconductors & Semiconductor Equipment - 2.5%
50	Advanced Micro Devices, Inc. ●	413
27	Altera Corp.	978
26	Analog Devices, Inc.	991
118	Applied Materials, Inc.	1,654
40	Broadcom Corp. Class A	1,746
5	First Solar, Inc. ●	625
491	Intel Corp.	10,333
15	KLA-Tencor Corp.	567
20	Linear Technology Corp.	688
54	LSI Corp. ●	325
20	MEMC Electronic Materials, Inc. ●	226
16	Microchip Technology, Inc.	563
75	Micron Technology, Inc. ●	606
21	National Semiconductor Corp.	291
8	Novellus Systems, Inc. ●	258
51	NVIDIA Corp. ●	788
16	Teradyne, Inc. ●	225
103	Texas Instruments, Inc.	3,362
23	Xilinx, Inc.	662
		25,301
	Software & Services - 8.8%
45	Adobe Systems, Inc. ●	1,378
16	Akamai Technologies, Inc. ●	757
20	Autodesk, Inc. ●	767
43	Automatic Data Processing, Inc.	2,012
16	BMC Software, Inc. ●	739
34	CA, Inc.	827
17	Citrix Systems, Inc. ●	1,134
27	Cognizant Technology Solutions Corp. ●	1,957
14	Computer Sciences Corp.	677
19	Compuware Corp. ●	225
101	eBay, Inc. ●	2,811
29	Electronic Arts, Inc. ●	479
23	Fidelity National Information Services, Inc..	639
13	Fiserv, Inc. ●	769
22	Google, Inc. ●	13,045
109	IBM Corp.	16,062
25	Intuit, Inc. ●	1,215
8	Mastercard, Inc.	1,903
14	McAfee, Inc. ●	627
663	Microsoft Corp.	18,517
11	Monster Worldwide, Inc. ●	271
31	Novell, Inc. ●	183
341	Oracle Corp.	10,673
28	Paychex, Inc.	877
17	Red Hat, Inc. ●	764
26	SAIC, Inc. ●	411
10	Salesforce.com, Inc. ●	1,379
68	Symantec Corp. ●	1,144
15	Teradata Corp. ●	608
14	Total System Services, Inc.	220
15	VeriSign, Inc.	495
43	Visa, Inc.	3,021

The accompanying notes are an integral part of these financial statements.

7

Hartford Index HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Software & Services - 8.8% - (continued)
58	Western Union Co.	$1,074
115	Yahoo!, Inc. ●	1,910
		89,570
	Technology Hardware & Equipment - 7.1%
15	Amphenol Corp. Class A	813
81	Apple, Inc. ●	26,052
488	Cisco Systems, Inc. ●	9,878
138	Corning, Inc.	2,660
148	Dell, Inc. ●	2,004
182	EMC Corp. ●	4,157
7	F5 Networks, Inc. ●	924
14	FLIR Systems, Inc. ●	416
11	Harris Corp.	513
200	Hewlett-Packard Co.	8,412
17	Jabil Circuit, Inc.	346
20	JDS Uniphase Corp. ●	284
46	Juniper Networks, Inc. ●	1,702
7	Lexmark International, Inc. ADR ●	240
12	Molex, Inc.	277
207	Motorola, Inc. ●	1,877
32	NetApp, Inc. ●	1,749
9	QLogic Corp. ●	159
142	Qualcomm, Inc.	7,051
21	SanDisk Corp. ●	1,031
33	Tellabs, Inc.	220
20	Western Digital Corp. ●	687
122	Xerox Corp.	1,408
		72,860
	Telecommunication Services - 3.1%
35	American Tower Corp. Class A ●	1,814
521	AT&T, Inc.	15,295
27	CenturyLink, Inc.	1,233
88	Frontier Communications Corp.	852
23	MetroPCS Communications, Inc. ●	292
154	Qwest Communications International, Inc.	1,168
263	Sprint Nextel Corp. ●	1,113
249	Verizon Communications, Inc.	8,910
43	Windstream Corp.	594
		31,271
	Transportation - 2.0%
15	C.H. Robinson Worldwide, Inc.	1,176
33	CSX Corp.	2,129
19	Expeditors International of Washington, Inc..	1,022
28	FedEx Corp.	2,581
32	Norfolk Southern Corp.	2,013
5	Ryder System, Inc.	242
66	Southwest Airlines Co.	854
43	Union Pacific Corp.	4,023
87	United Parcel Service, Inc. Class B	6,321
		20,361
	Utilities - 3.4%
58	AES Corp. ●	710
15	Allegheny Energy, Inc.	362
21	Ameren Corp.	596
42	American Electric Power Co., Inc.	1,521
37	CenterPoint Energy, Inc.	586
22	CMS Energy Corp.	401
26	Consolidated Edison, Inc.	1,269
18	Constellation Energy Group, Inc.	539
51	Dominion Resources, Inc.	2,187
15	DTE Energy Co.	676
117	Duke Energy Corp.	2,078
29	Edison International	1,110
16	Entergy Corp.	1,132
58	Exelon Corp.	2,426
27	FirstEnergy Corp.	996
7	Integrys Energy Group, Inc.	330
37	NextEra Energy, Inc.	1,905
4	Nicor, Inc.	200
24	NiSource, Inc.	431
16	Northeast Utilities	494
22	NRG Energy, Inc. ●	425
9	Oneok, Inc.	519
20	Pepco Holdings, Inc.	361
34	PG&E Corp.	1,650
10	Pinnacle West Capital Corp.	395
43	PPL Corp.	1,119
26	Progress Energy, Inc.	1,122
45	Public Service Enterprise Group, Inc.	1,418
10	SCANA Corp.	404
21	Sempra Energy	1,112
74	Southern Co.	2,824
19	TECO Energy, Inc.	336
10	Wisconsin Energy Corp.	607
41	Xcel Energy, Inc.	956
		33,197
	Total common stocks
	(cost $921,042)	$1,007,051
	Total long-term investments
	(cost $921,042)	$1,007,051
SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 1.0%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $4,364,
	collateralized by U.S. Treasury Note
	1.00%, 2011, value of $4,430)
$4,364	0.15%, 12/31/2010	$4,364
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	01/03/2011 in the amount of $2,557,
	collateralized by U.S. Treasury Note 1.13%
	- 4.25%, 2013 - 2017, value of $2,608)
2,557	0.20%, 12/31/2010	2,557
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $3,420, collateralized by U.S.
	Treasury Bill 0.88%, 2011, U.S. Treasury
	Note 1.75%, 2014, value of $3,492)
3,420	0.23%, 12/31/2010	3,420
		10,341

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.1% - (continued)
	U.S. Treasury Bills - 0.1%
$1,250	0.14%, 1/27/2011 □○		$1,250
	Total short-term investments
	(cost $11,591)		$11,591
	Total investments
	(cost $932,633) ▲	100.0%	$1,018,642
	Other assets and liabilities	–%	247
	Total net assets	100.0%	$1,018,889

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $964,175 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$267,528
Unrealized Depreciation	(213,061)
Net Unrealized Appreciation	$54,467

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at December 31, 2010 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
S&P 500 Index	40	Long	03/17/2011	$12,530	$12,286	$244

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Index HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,007,051	$1,007,051	$–	$–
Short-Term Investments	11,591	–	11,591	–
Total	$1,018,642	$1,007,051	$11,591	$–
Futures *	244	244	–	–
Total	$244	$244	$–	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

Hartford Index HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $932,633)	$1,018,642
Cash	—
Receivables:
Investment securities sold	80
Fund shares sold	289
Dividends and interest	1,183
Variation margin	—
Total assets	1,020,194
Liabilities:
Payables:
Investment securities purchased	17
Fund shares redeemed	1,076
Variation margin	15
Investment management fees	67
Distribution fees	11
Accrued expenses	119
Total liabilities	1,305
Net assets	$1,018,889
Summary of Net Assets:
Capital stock and paid-in-capital	$987,320
Accumulated undistributed net investment income	784
Accumulated net realized loss on investments	(55,468)
Unrealized appreciation of investments	86,253
Net assets	$1,018,889
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$26.20
Shares outstanding	30,902
Net assets	$809,629
Class IB: Net asset value per share	$26.08
Shares outstanding	8,023
Net assets	$209,260

The accompanying notes are an integral part of these financial statements.

11

Hartford Index HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$19,827
Interest	14
Total investment income, net	19,841
Expenses:
Investment management fees	2,573
Administrative service fees	312
Distribution fees - Class IB	454
Custodian fees	19
Accounting services fees	96
Board of Directors' fees	21
Audit fees	18
Other expenses	225
Total expenses	3,718
Net investment income	16,123
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	885
Net realized gain on futures	1,572
Net Realized Gain on Investments and Other Financial Instruments	2,457
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	114,588
Net unrealized appreciation of futures	40
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	114,628
Net Gain on Investments and Other Financial Instruments	117,085
Net Increase in Net Assets Resulting from Operations	$133,208

The accompanying notes are an integral part of these financial statements.

12

Hartford Index HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$16,123	$16,855
Net realized gain (loss) on investments and other financial instruments	2,457	(24,598)
Net unrealized appreciation of investments and other financial instruments	114,628	211,697
Net Increase In Net Assets Resulting From Operations	133,208	203,954
Distributions to Shareholders:
From net investment income
Class IA	(13,079)	(14,604)
Class IB	(2,921)	(2,610)
From net realized gain on investments
Class IA	—	(345)
Class IB	—	(68)
Total distributions	(16,000)	(17,627)
Capital Share Transactions:
Class IA
Sold	74,931	87,718
Issued on reinvestment of distributions	13,079	14,949
Redeemed	(184,062)	(164,810)
Total capital share transactions	(96,052)	(62,143)
Class IB
Sold	86,663	41,042
Issued on reinvestment of distributions	2,921	2,678
Redeemed	(69,647)	(46,203)
Total capital share transactions	19,937	(2,483)
Net decrease from capital share transactions	(76,115)	(64,626)
Net Increase In Net Assets	41,093	121,701
Net Assets:
Beginning of period	977,796	856,095
End of period	$1,018,889	$977,796
Accumulated undistributed (distribution in excess of) net investment income	$784	$793
Shares:
Class IA
Sold	3,164	4,675
Issued on reinvestment of distributions	509	658
Redeemed	(7,732)	(8,662)
Total share activity	(4,059)	(3,329)
Class IB
Sold	3,670	2,013
Issued on reinvestment of distributions	114	119
Redeemed	(2,948)	(2,330)
Total share activity	836	(198)

The accompanying notes are an integral part of these financial statements.

13

Hartford Index HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Index HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

14

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

15

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

f)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

16

statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Equity contracts	Summary of Net Assets - Unrealized appreciation	$244

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$1,572	$—	$—	$1,572
Total	$—	$—	$1,572	$—	$—	$1,572

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	40	—	—	$40
Total	$—	$—	$40	$—	$—	$40

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund invests in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant (“FCM”) an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the FCM, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

17

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and settled through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2010.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$16,000	$17,214
Long-Term Capital Gains*	—	413

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC code Sec. 852(b)(3)(C).

18

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$784
Accumulated Capital and Other Losses*	(23,681)
Unrealized Appreciation†	54,466
Total Accumulated Earnings	$31,569

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
 The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(132)
Accumulated Net Realized Gain (Loss) on Investments	132

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$23,681
Total	$23,681

As of December 31, 2010, the Fund utilized $2,984 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under an Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to HL Advisers for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

20

e)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, the Fund had no fee reductions.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.34%	0.35%	0.32%	0.33%	0.33%
Class IB	0.59	0.60	0.57	0.58	0.58

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for Unrestricted Transfers	0.01%	0.01%
Total Return Excluding Payments from Affiliate	15.45	15.16

21

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

6.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$41,680
Sales Proceeds Excluding U.S. Government Obligations	114,179

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

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23

Hartford Index HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			Net Increase	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	(Decrease) in	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Net Asset Value	of Period

For the Year Ended December 31, 2010
IA	$23.22	$0.44	$–	$2.97	$3.41	$(0.43)	$–	$–	$(0.43)	$2.98	$26.20
IB	23.12	0.34	–	2.99	3.33	(0.37)	–	–	(0.37)	2.96	26.08
For the Year Ended December 31, 2009
IA	18.75	0.42	–	4.48	4.90	(0.42)	(0.01)	–	(0.43)	4.47	23.22
IB	18.69	0.35	–	4.46	4.81	(0.37)	(0.01)	–	(0.38)	4.43	23.12
For the Year Ended December 31, 2008
IA	31.54	0.59	–	(12.16)	(11.57)	(0.58)	(0.64)	–	(1.22)	(12.79)	18.75
IB	31.40	0.51	–	(12.07)	(11.56)	(0.51)	(0.64)	–	(1.15)	(12.71)	18.69
For the Year Ended December 31, 2007
IA	32.36	0.59	–	1.07	1.66	(0.57)	(1.91)	–	(2.48)	(0.82)	31.54
IB	32.22	0.48	–	1.09	1.57	(0.48)	(1.91)	–	(2.39)	(0.82)	31.40
For the Year Ended December 31, 2006
IA	31.97	0.56	–	4.05	4.61	(0.56)	(3.66)	–	(4.22)	0.39	32.36
IB	31.84	0.44	–	4.06	4.50	(0.46)	(3.66)	–	(4.12)	0.38	32.22

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

14.73%		$809,629	0.34%	0.34%	1.73%	4%
14.45		209,260	0.59	0.59	1.48	–

26.15		811,634	0.35	0.35	2.00	6
25.81		166,162	0.60	0.60	1.75	–

(37.11)		718,081	0.32	0.32	2.02	4
(37.27)		138,014	0.57	0.57	1.77	–

5.20		1,390,827	0.33	0.33	1.61	4
4.94		271,967	0.58	0.58	1.36	–

15.46	(E)	1,598,176	0.42	0.33	1.60	4
15.17	(E)	276,850	0.67	0.58	1.36	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Index HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Index HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

26

Hartford Index HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

Hartford Index HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

28

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Index HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,230.82	$1.88	$1,000.00	$1,023.52	$1.71	0.33%	184	365
Class IB	$1,000.00	$1,229.29	$3.28	$1,000.00	$1,022.26	$2.98	0.58%	184	365

30

Hartford Index HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Index HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford Index HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and the Sub-adviser were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

32

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

33

Hartford Index HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-IX10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford International Opportunities HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford International Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford International Opportunities HLS Fund inception 07/02/1990
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

MSCI All Country World Free ex US Index is a broad-based, unmanaged, market capitalization-weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year

International Opportunities IA	14.49%	6.95%	5.33%
International Opportunities IB	14.20%	6.69%	5.08%
MSCI All Country World Free ex U.S. Index	11.60%	5.29%	5.97%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford International Opportunities Fund returned 14.49% for the twelve-month period ended December 31, 2010, outperforming its benchmark, the MSCI All Country World Free ex U.S. Index, which returned 11.60% for the same period. The Fund outperformed the 14.17% return of the average fund in the Lipper International Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The period was marked by volatility in the equity markets as concerns about a debt default in Greece, the impacts of tightening Chinese monetary policy, and stubbornly high U.S. unemployment pressured stocks early in the year. Generally strong earnings reports and a belief that the global economy is finding its footing provided a lift to equities later in the period. Sector returns within the MSCI All Country World Free ex U.S. Index diverged widely during the period. Consumer Discretionary (+22%), Industrials (+22%), and Materials (+22%) posted the strongest returns, while Utilities (-2%) was the only sector to decline during the period.

The Fund’s outperformance versus its benchmark was due to positive stock selection, particularly within Industrials, Financials and Utilities. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was also helpful to relative returns, largely due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Industrials and Consumer Discretionary, and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials.

Top contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance (i.e. total return) during the period included Potash (Materials), Atlas Copco (Industrials), and Volvo (Industrials). Shares of leading global fertilizer company Potash climbed during the period following a takeout-offer, which later collapsed, from Australian mining company

2

BHP Billiton. Shares of Atlas Copco, a Sweden-based provider of equipment to the mining and construction industries, rose due to positive demand trends with strength coming primarily from emerging markets. Shares of Volvo, the world's second-largest truck manufacturer and a leading maker of construction equipment, rose on continued improvement in the global truck cycle and improving operating margins, driven by strength in emerging markets sales.

The largest detractors from absolute and benchmark-relative returns were CRH (Materials), Roche (Health Care), and Barclays (Financials). Shares of construction and building materials manufacturer CRH declined during the period due to weakness in cement and aggregates sales in Europe and the Americas. Shares of Swiss pharmaceutical company Roche declined following the FDA’s recommendation to remove their prior approval of the company’s drug Avastin, for breast cancer treatment. Shares of leading U.K.-based investment bank Barclays declined during the period over double-dip recessionary fears. Other notable detractors from absolute performance included integrated oil stock British Petroleum and Materials stock Xstrata.

What is the outlook?

We believe the year of 2011 will likely be remembered as a transition year. In the U.S., ahealthy transition from government spending to private sector expansion is expected. Europe will have to fortify its fiscal and monetary institutions to cope with ongoing capital market pressure on the weaker peripheral European countries. Brazil, China, and India will likely have to address inflation concerns to make their expansion sustainable over the medium-term.

Bond yields started rising when it became apparent that stronger global growth was around the corner. This move came despite ongoing quantitative easing programs in the developed world. Thus far the Federal Reserve Bank (Fed) has spent $200 billion of its pledged $600 billion program, which we expect will be completed in coming months. The European Central Bank (ECB) has been intervening in sovereign bond markets as well to help several embattled peripheral European countries, though the magnitude of these operations pales in comparison to the U.S. program. The lion’s share of ECB intervention has taken place on the commercial banking side, where it continues to offer enormous support for the weaker banks.

Looking ahead, we are keeping a close eye on economic data in the U.S., especially employment data. We believe that any change in Fed policy will have significant implications for economies across the globe, as higher rates in the U.S. are likely to impact capital flows that are currently providing an accelerant to the Emerging Market economies. While we see little likelihood of a near-term change in Fed policy, we continue to watch out for any signs of a durable improvement in U.S. data that could trigger Fed action.

At the end of the period, we were most overweight Industrials and Consumer Discretionary, and most underweight Financials and Materials, relative to the benchmark. On a regional basis, we ended the period with an overweight to select European countries, including the U.K., Switzerland and France. We increased our Japan weighting to a neutral position relative to the benchmark and maintained underweight positions in Australia and Canada.

Diversification by Industry
as of December 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	5.4%
Banks (Financials)	11.8
Capital Goods (Industrials)	13.1
Commercial & Professional Services (Industrials)	1.8
Consumer Durables & Apparel (Consumer Discretionary)	2.3
Consumer Services (Consumer Discretionary)	2.3
Diversified Financials (Financials)	3.7
Energy (Energy)	8.8
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	5.2
Household & Personal Products (Consumer Staples)	1.6
Insurance (Financials)	2.0
Materials (Materials)	10.3
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.9
Real Estate (Financials)	3.2
Retailing (Consumer Discretionary)	0.1
Semiconductors & Semiconductor Equipment (Information Technology)	2.6
Software & Services (Information Technology)	1.4
Technology Hardware & Equipment (Information Technology)	2.5
Telecommunication Services (Services)	5.7
Transportation (Industrials)	6.4
Utilities (Utilities)	3.0
Short-Term Investments	0.9
Other Assets and Liabilities	–
Total	100.0%

3

Diversification by Country
as of December 31, 2010

Percentage of
Country	Net Assets
Australia	0.7%
Brazil	6.2
Canada	3.0
Chile	0.8
China	4.1
Colombia	0.6
Denmark	1.5
Finland	1.4
France	9.2
Germany	3.0
Hong Kong	2.7
India	1.1
Ireland	1.9
Israel	1.9
Italy	1.6
Japan	14.8
Malaysia	0.2
Mauritius	0.8
Mexico	1.3
Netherlands	1.2
Norway	1.5
Panama	0.7
South Africa	1.6
Spain	1.3
Sweden	4.2
Switzerland	8.9
Taiwan	5.1
Turkey	0.4
United Kingdom	17.3
United States	0.1
Short-Term Investments	0.9
Other Assets and Liabilities	–
Total	100.0%

4

Hartford International Opportunities HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Australia - 0.7%
2,996	Paladin Energy Ltd. ●	$15,101
	Brazil - 6.2%
202	Banco do Estado do Rio Grande do Sul S.A.	2,142
1,082	Banco Santander Brasil S.A.	14,710
1,569	BM & F Bovespa S.A.	12,411
586	Cia de Concessoes Rodoviarias	16,548
340	Hypermarcas S.A. ●	4,614
1,448	Itau Unibanco Banco Multiplo S.A. ADR	34,766
165	Itau Unibanco Holding S.A. ADR ■	3,950
681	Julio Simoes Logistica S.A. ●	4,577
5,212	PDG Realty S.A.	31,901
139	Raia S.A. ●	2,136
		127,755
	Canada - 3.0%
714	Canadian Natural Resources Ltd.	31,834
707	EnCana Corp.	20,685
215	Suncor Energy, Inc.	8,266
		60,785
	Chile - 0.8%
718	Enersis S.A. ADR	16,672
	China - 4.1%
24,671	Agricultural Bank of China ●	12,374
3,483	Changsha Zoomlion Heavy Industry Science and Technology ●	7,868
6,820	China Merchants Bank Co., Ltd.	17,203
3,737	China Shenhua Energy Co., Ltd.	15,661
118	Ctrip.com International Ltd. ADR ●	4,788
133	New Oriental Education & Technology Group, Inc. ADR ●	13,985
467	Tencent Holdings Ltd.	10,132
		82,011
	Colombia - 0.6%
196	Bancolombia S.A. ADR	12,153
	Denmark - 1.5%
692	DSV A/S	15,342
154	FLSmidth & Co. A/S	14,738
		30,080
	Finland - 1.4%
83	Elisa Oyj	1,816
52	KCI Konecranes Oyj	2,159
257	Kone Oyj Class B	14,275
252	Nokian Rendaat Oyj	9,268
		27,518
	France - 9.2%
438	Accor S.A.	19,525
441	BNP Paribas	28,087
399	Groupe Danone	25,110
244	Pernod-Ricard	22,970
647	Peugeot S.A.	24,584
346	Safran S.A.	12,282
230	Schneider Electric S.A.	34,529
103	Unibail-Rodamco SE	20,478
		187,565
	Germany - 3.0%
506	Beiersdorf AG	28,064
221	Continental AG	17,591
256	HeidelbergCement AG	16,053
		61,708
	Hong Kong - 2.7%
1,417	China ZhengTong Automotive Services Holdings Ltd. ●	1,336
4,277	Hang Lung Properties Ltd.	19,991
3,218	Shangri-La Asia Ltd.	8,729
1,517	Sun Hung Kai Properties Ltd.	25,174
		55,230
	India - 1.1%
775	Bharti Televentures	6,222
512	Reliance Industries Ltd.	12,122
373	Wipro Ltd.	4,093
		22,437
	Ireland - 1.9%
1,416	CRH plc	29,541
936	Ryanair Holdings plc	4,694
172	Ryanair Holdings plc ADR	5,291
		39,526
	Israel - 1.9%
259	Check Point Software Technologies Ltd. ADR ●	11,972
497	Teva Pharmaceutical Industries Ltd. ADR	25,919
		37,891
	Italy - 1.6%
4,780	Intesa Sanpaolo	12,994
3,584	Snam Rete Gas S.p.A.	17,846
		30,840
	Japan - 14.8%
1,002	Bridgestone Corp.	19,295
297	Daikin Industries Ltd.	10,481
810	Denso Corp.	27,861
276	Eisai Co., Ltd.	9,978
185	Fanuc Ltd.	28,233
2	Inpex Corp.	12,683
2,494	Mitsubishi Electric Corp.	26,061
6,170	Mitsubishi UFJ Financial Group, Inc.	33,271
2,984	Mitsui O.S.K. Lines Ltd.	20,220
196	Nidec Corp.	19,723
1,265	Nissan Motor Co., Ltd.	11,969
498	Shin-Etsu Chemical Co., Ltd.	26,846
245	Softbank Corp.	8,445
3	Sony Financial Holdings, Inc.	12,525
2,403	Sumitomo Metal Industries	5,891
35	Toho Titanium Co., Ltd.	830
961	Tokio Marine Holdings, Inc.	28,546
		302,858
	Malaysia - 0.2%
6,030	AirAsia Berhad ●	4,946
	Mauritius - 0.8%
25,102	Golden Agri Resources Ltd.	15,673

The accompanying notes are an integral part of these financial statements.

5

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued) December 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.1% - (continued)
	Mexico - 1.3%
466	America Movil S.A. de C.V. ADR		$26,703
	Netherlands - 1.2%
1,629	Koninklijke (Royal) KPN N.V.		23,798
	Norway - 1.5%
523	Yara International ASA		30,445
	Panama - 0.7%
239	Copa Holdings S.A. Class A		14,080
	South Africa - 1.6%
897	Impala Platinum Holdings Ltd.		31,765
	Spain - 1.3%
965	Repsol YPF S.A.		27,022
	Sweden - 4.2%
920	Assa Abloy Ab		25,946
1,068	Atlas Copco Ab		26,957
1,876	Volvo Ab Class B		33,041
			85,944
	Switzerland - 8.9%
491	ABB Ltd.		10,969
241	CIE Financiere Richemont S.A.		14,191
322	Julius Baer Group Ltd.		15,086
170	Kuehne & Nagel International AG		23,710
103	Nestle S.A.		6,016
294	Roche Holding AG		43,083
12	SGS S.A.		20,530
2,874	UBS AG		47,181
			180,766
	Taiwan - 5.1%
7,020	Hon Hai Precision Industry Co., Ltd.		28,279
675	MediaTek, Inc.		9,661
3,825	Synnex Technology International Corp.		10,317
13,539	Taiwan Semiconductor Manufacturing Co., Ltd.		32,958
779	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		9,764
6,027	WPG Holdings Co., Ltd.		11,628
			102,607
	Turkey - 0.4%
462	Turkcell Iletisim Hizmetleri A.S. ADR		7,911
	United Kingdom - 17.3%
3,601	Barclays Bank plc		14,883
1,736	BG Group plc		35,219
4,892	British Airways plc ●		20,854
1,425	Capital Group plc		15,493
2,862	HSBC Holdings plc		29,249
1,226	Imperial Tobacco Group plc		37,678
2,969	National Grid plc		25,665
1,674	Reed Elsevier Capital, Inc.		14,141
817	Rio Tinto plc		58,218
865	Standard Chartered plc		23,342
15,567	Vodafone Group plc		40,865
2,053	WPP plc		25,381
435	Xstrata plc		10,316
			351,304
	United States - 0.1%
84	Netease.com, Inc. ●		3,018

	Total common stocks
	(cost $1,795,501)		$2,016,112

	Total long-term investments
	(cost $1,795,501)		$2,016,112

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $1,447,
	collateralized by FNMA 5.50%, 2038,
	value of $1,476)
$1,447	0.20%, 12/31/2010		$1,447
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $11,923, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 -
	2015, value of $12,161)
11,923	0.20%, 12/31/2010		11,923
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $5,445,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $5,553)
5,444	0.28%, 12/31/2010		5,444
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $52, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $53)
52	0.20%, 12/31/2010		52
			18,866
	Total short-term investments
	(cost $18,866)		$18,866
	Total investments
	(cost $1,814,367) ▲	100.0%	$2,034,978
	Other assets and liabilities	–%	(550)
	Total net assets	100.0%	$2,034,428

The accompanying notes are an integral part of these financial statements.

6

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 99.0% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $1,828,793 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$242,651
Unrealized Depreciation	(36,466)
Net Unrealized Appreciation	$206,185

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At December 31, 2010, the aggregate value of these securities was $3,950, which represents 0.19% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Hong Kong Dollar	BNP Paribas Securities	Buy	$3,158	$3,154	01/04/2011	$4
Japanese Yen	Goldman Sachs	Buy	30,373	29,249	04/08/2011	1,124
Japanese Yen	Goldman Sachs	Sell	30,373	29,871	04/08/2011	(502)
						$626

╪   See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford International Opportunities HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$15,101	$–	$15,101	$–
Brazil	127,755	127,755	–	–
Canada	60,785	60,785	–	–
Chile	16,672	16,672	–	–
China	82,011	26,641	55,370	–
Colombia	12,153	12,153	–	–
Denmark	30,080	–	30,080	–
Finland	27,518	–	27,518	–
France	187,565	–	187,565	–
Germany	61,708	28,064	33,644	–
Hong Kong	55,230	1,336	53,894	–
India	22,437	–	22,437	–
Ireland	39,526	5,291	34,235	–
Israel	37,891	37,891	–	–
Italy	30,840	–	30,840	–
Japan	302,858	–	302,858	–
Malaysia	4,946	–	4,946	–
Mauritius	15,673	–	15,673	–
Mexico	26,703	26,703	–	–
Netherlands	23,798	–	23,798	–
Norway	30,445	–	30,445	–
Panama	14,080	14,080	–	–
South Africa	31,765	–	31,765	–
Spain	27,022	–	27,022	–
Sweden	85,944	–	85,944	–
Switzerland	180,766	–	180,766	–
Taiwan	102,607	9,764	92,843	–
Turkey	7,911	7,911	–	–
United Kingdom	351,304	–	351,304	–
United States	3,018	3,018	–	–
Total	2,016,112	378,064	1,638,048	–
Short-Term Investments	18,866	–	18,866	–
Total	$2,034,978	$378,064	$1,656,914	$–
Foreign Currency Contracts*	1,128	–	1,128	–
Total	$1,128	$–	$1,128	$–
Liabilities:
Foreign Currency Contracts*	502	–	502	–
Total	$502	$–	$502	$–

♦ For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
* Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

Hartford International Opportunities HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,814,367)	$2,034,978
Foreign currency on deposit with custodian (cost $32)	32
Unrealized appreciation on foreign currency contracts	1,128
Receivables:
Fund shares sold	550
Dividends and interest	3,108
Total assets	2,039,796
Liabilities:
Unrealized depreciation on foreign currency contracts	502
Bank overdraft — U.S. Dollars	83
Payables:
Investment securities purchased	3,158
Fund shares redeemed	1,052
Investment management fees	296
Distribution fees	18
Accrued expenses	259
Total liabilities	5,368
Net assets	$2,034,428
Summary of Net Assets:
Capital stock and paid-in-capital	$2,559,448
Accumulated undistributed net investment income	430
Accumulated net realized loss on investments and foreign currency transactions	(746,784)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	221,334
Net assets	$2,034,428
Shares authorized	2,625,000
Par value	$0.001
Class IA: Net asset value per share	$12.46
Shares outstanding	136,880
Net assets	$1,705,757
Class IB: Net asset value per share	$12.61
Shares outstanding	26,056
Net assets	$328,671

The accompanying notes are an integral part of these financial statements.

9

Hartford International Opportunities HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$36,612
Interest	1,443
Less: Foreign tax withheld	(3,797)
Total investment income, net	34,258
Expenses:
Investment management fees	11,532
Administrative service fees	460
Transfer agent fees	4
Distribution fees - Class IB	719
Custodian fees	163
Accounting services fees	285
Board of Directors' fees	33
Audit fees	32
Other expenses	606
Total expenses (before fees paid indirectly)	13,834
Commission recapture	(73)
Total fees paid indirectly	(73)
Total expenses, net	13,761
Net investment income	20,497

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	268,379
Net realized gain on foreign currency contracts	2,519
Net realized loss on other foreign currency transactions	(224)
Net Realized Gain on Investments and Foreign Currency Transactions	270,674

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(55,585)
Net unrealized depreciation of foreign currency contracts	(1,351)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	56
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(56,880)
Net Gain on Investments and Foreign Currency Transactions	213,794
Net Increase in Net Assets Resulting from Operations	$234,291

 The accompanying notes are an integral part of these financial statements.

10

Hartford International Opportunities HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$20,497	$20,978
Net realized gain (loss) on investments and foreign currency transactions	270,674	(73,223)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(56,880)	420,821
Payment from affiliate	—	3,351
Net Increase In Net Assets Resulting From Operations	234,291	371,927
Distributions to Shareholders:
From net investment income
Class IA	(19,308)	(21,709)
Class IB	(2,992)	(3,275)
Total distributions	(22,300)	(24,984)
Capital Share Transactions:
Class IA
Sold	114,911	102,964
Issued in merger	453,865	—
Issued on reinvestment of distributions	19,308	21,709
Redeemed	(309,369)	(218,597)
Total capital share transactions	278,715	(93,924)
Class IB
Sold	33,853	35,488
Issued in merger	142,673	—
Issued on reinvestment of distributions	2,992	3,275
Redeemed	(100,545)	(63,176)
Total capital share transactions	78,973	(24,413)
Net increase (decrease) from capital share transactions	357,688	(118,337)
Proceeds from regulatory settlements	688	—
Net Increase In Net Assets	570,367	228,606
Net Assets:
Beginning of period	1,464,061	1,235,455
End of period	$2,034,428	$1,464,061
Accumulated undistributed (distribution in excess of) net investment income	$430	$45
Shares:
Class IA
Sold	10,237	11,051
Issued in merger	39,574	—
Issued on reinvestment of distributions	1,611	2,025
Redeemed	(27,787)	(24,361)
Total share activity	23,635	(11,285)
Class IB
Sold	2,977	3,752
Issued in merger	12,297	—
Issued on reinvestment of distributions	248	302
Redeemed	(8,918)	(6,848)
Total share activity	6,604	(2,794)

The accompanying notes are an integral part of these financial statements.

11

Hartford International Opportunities HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford International Opportunities HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

12

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

14

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

k)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

15

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

l)	Additional Derivative Instrument Information
Derivative Instruments as of December 31, 2010:
	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign	$1,128	Unrealized depreciation on foreign	$502
	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$2,519	$—	$2,519
Total	$—	$—	$—	$2,519	$—	$2,519

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(1,351)	—	$(1,351)
Total	$—	$—	$—	$(1,351)	$—	$(1,351)

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$22,300	$24,984

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$807
Accumulated Capital and Other Losses*	(732,113)
Unrealized Appreciation†	206,286
Total Accumulated Deficit	$(525,020)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$3,557
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(3,557)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$47,010
2016	397,126
2017	287,600
Total	$731,736

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $255,602 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Ordinary Income	$377

17

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

18

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.73%	0.75%	0.71%	0.70%	0.73%
Class IB	0.98	1.00	0.96	0.95	0.98

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $4. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

19

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provides that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$3,351

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payments from Affiliate for Attorneys General Settlement	0.23%	0.23%
Total Return Excluding Payments from Affiliate	33.15	32.83

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payments from Affiliates for SEC Settlement	0.02%	0.02%
Total Return Excluding Payments from Affiliate	24.44	24.13

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,884,478
Sales Proceeds Excluding U.S. Government Obligations	2,607,166

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

20

7.	Fund Merger:

Reorganization of Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund into Hartford International Opportunities HLS Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved the Forms of Agreement and Plans of Reorganization (“Reorganization Agreements”) that provided for the reorganization of each of two series of the Company, Hartford International Growth HLS Fund (“Target Fund #1”) and Hartford International Small Company HLS Fund (“Target Fund #2), into another series of the Company, Hartford International Opportunities HLS Fund (“Acquiring Fund”) (“Reorganizations”). The reorganizations did not require shareholder approval by the shareholders of the Target Funds or the Acquiring Fund.

Pursuant to the Reorganization Agreements, on April 16, 2010, (merger date), each holder of Class IA and Class IB shares of the Target Funds became the owner of full and fractional shares of the corresponding class in the Aquiring Fund having an equal aggregate value.

The merger was accomplished by tax free exchange as detailed below:

			Acquiring	Net assets of
			Fund shares	Acquiring	Net assets of
	Net assets of	Net assets of	issued to the	Fund	Acquiring
	Target Fund	Target Fund	Target	immediately	Fund	Target Fund	Target Fund
	#1 on Merger	#2 on Merger	Funds'	before	immediately	#1 shares	#2 shares
	Date	Date	shareholders	merger	after merger	exchanged	exchanged
Class IA	$289,334	$164,531	39,574	$1,276,569	$1,730,434	37,523	$14,231
Class IB	97,957	44,716	12,297	216,979	359,652	12,771	3,902
Total	$387,291	$209,247	51,871	$1,493,548	$2,090,086	50,294	$18,133

The Target Funds had the following undistributed income, unrealized appreciation, accumulated net realized losses and capital stock as of April 16, 2010, (amounts are presented in accordance with GAAP).

			Accumulated
		Unrealized	Net Realized
	Undistributed	Appreciation	Gains
Fund	Income	(Depreciation)	(Losses)	Capital Stock	Total
Target Fund #1	$—	$42,552	$(389,616)	$734,355	$387,291
Target Fund #2	(1,369)	22,130	(102,620)	291,106	209,247

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Funds, The Aquiring Fund’s pro forma results of operations for the year ended December 31, 2010, are as follows:

			Net Decrease in Net Assets
Fund	Net Investment Income	Net Gain on Investments	Resulting from Operations
Acquiring Fund	$22,928	$234,643	$256,203

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Funds that have been included in the Aquiring HLS Fund’s Statement of Operations since April 16, 2010.

21

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $688, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

22

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23

Hartford International Opportunities HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010(E)
IA	$11.01	$0.13	$–	$1.46	$1.59	$(0.14)	$–	$–	$(0.14)	$1.45	$12.46
IB	11.15	0.11	–	1.46	1.57	(0.11)	–	–	(0.11)	1.46	12.61
For the Year Ended December 31, 2009
IA	8.40	0.16	0.03	2.61	2.80	(0.19)	–	–	(0.19)	2.61	11.01
IB	8.51	0.14	0.03	2.64	2.81	(0.17)	–	–	(0.17)	2.64	11.15
For the Year Ended December 31, 2008
IA	15.62	0.28	–	(6.68)	(6.40)	(0.28)	(0.54)	–	(0.82)	(7.22)	8.40
IB	15.78	0.27	–	(6.76)	(6.49)	(0.24)	(0.54)	–	(0.78)	(7.27)	8.51
For the Year Ended December 31, 2007
IA	15.23	0.18	–	3.77	3.95	(0.19)	(3.37)	–	(3.56)	0.39	15.62
IB	15.36	0.16	–	3.78	3.94	(0.15)	(3.37)	–	(3.52)	0.42	15.78
For the Year Ended December 31, 2006
IA	13.59	0.22	–	3.05	3.27	(0.40)	(1.23)	–	(1.63)	1.64	15.23
IB	13.52	0.18	–	3.07	3.25	(0.18)	(1.23)	–	(1.41)	1.84	15.36

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)
During the year ended December 31, 2010, the Fund incurred $456.2 million in sales associated with the transition of assets from Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.

(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

14.49%		$1,705,757	0.74%	0.74%	1.19%	128	%(F)
14.20		328,671	0.99	0.99	0.94	–

33.46	(G)	1,247,179	0.76	0.76	1.68	152
33.13	(G)	216,882	1.01	1.01	1.43	–

(42.25)		1,046,234	0.71	0.71	2.21	158
(42.39)		189,221	0.96	0.96	1.96	–

27.43		2,027,078	0.71	0.71	1.13	135
27.11		417,144	0.96	0.96	0.89	–

24.46	(G)	1,596,055	0.75	0.75	1.47	119
24.15	(G)	382,371	1.00	1.00	1.24	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford International Opportunities HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford International Opportunities HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

26

Hartford International Opportunities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

Hartford International Opportunities HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

28

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford International Opportunities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,286.34	$4.27	$1,000.00	$1,021.47	$3.77	0.74%	184	365
Class IB	$1,000.00	$1,284.72	$5.70	$1,000.00	$1,020.21	$5.04	0.99%	184	365

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Hartford International Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford International Opportunities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford International Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

32

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

33

Hartford International Opportunities HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-IO10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford MidCap HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford MidCap HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford MidCap HLS Fund* inception 07/14/1997
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year

MidCap IA	23.45%	6.14%	7.62%
MidCap IB	23.15%	5.87%	7.36%
S&P MidCap 400 Index	26.64%	5.73%	7.16%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

*	The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

Portfolio Managers
Phillip H. Perelmuter#	Philip W. Ruedi, CFA#	Mark A. Whitaker, CFA#
Senior Vice President	Vice President	Vice President, Equity Research Analyst

How did the Fund perform?

The Class IA shares of the Hartford MidCap HLS Fund returned 23.45% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the S&P MidCap 400 Index, which returned 26.64% for the same period. The Fund underperformed the 24.78% return of the average fund in the Lipper Mid-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2010 was a volatile period. Through late April, U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April until the end of August, risk aversion rose and equities fell on concerns that the global economy could slip back into recession. Sovereign debt, solvency issues in the Euro-zone, and slowing economic growth in the U.S. and around the globe pressured markets as the sustainability of corporate earnings growth came into question. Markets rose steadily from September through the end of the period on improving U.S. and German economic news, further quantitative easing from the U.S. Federal Reserve, and the extension of U.S. personal income tax cuts.

Mid-cap stocks (+26.6%) and small-cap stocks (+26.9%) outperformed large-cap stocks (+15.1%) during the period, as measured by the S&P MidCap 400, Russell 2000, and S&P 500 indices, respectively. Growth stocks (+28.9%) outpaced Value stocks (+24.8%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value Indices. Within the S&P MidCap 400 Index, all ten sectors posted double-digit positive returns. The Information Technology (+32%), Consumer Discretionary (+32%), and Industrials (+31%) sectors performed best while the Telecommunication Services (+14%) and Utilities (+14%) sectors rose the least.

Underperformance versus the benchmark was driven by weak security selection in the Consumer Discretionary, Health Care, and Energy sectors, which more than offset strong stock selection in the Financials and Utilities sectors. Sector allocation, which is driven by our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively during the period. The Fund’s average underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Utilities and overweight

2

(i.e. the Fund’s sector position was greater than the benchmark position) positions in Industrials and Information Technology were additive to performance. A modest cash position detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance in a rising market environment.

Top detractors from relative performance included F5 Networks (Information Technology), DreamWorks Animation (Consumer Discretionary), and Netflix.com (Consumer Discretionary). Not owning benchmark component F5 Networks, a wireless network hardware and software maker, hurt relative results as the company consistently produced earnings ahead of expectations, driving its stock price higher. Computer-generated, animated feature film company DreamWorks Animation’s shares declined after the firm’s 3-D “Shrek” and “Megamind” films disappointed at the box office. Shares of Netflix.com, a subscription-based DVD and digital movie services provider, rose sharply during the period as the company continued to gain market share on improving content and rival rental store closures. The Fund’s underweight position in this benchmark component during the rally hurt relative performance. For-profit education companies ITT Educational Services and Strayer Education were among the top absolute performance (i.e. total return) detractors during the period.

Top benchmark-relative and absolute contributors to performance included Huntington Bancshares (Financials), PACCAR (Industrials), and NetApp (Information Technology). Shares of Ohio-based diversified banking and financial services company Huntington Bancshares rose as investors grew more confident in new management’s efforts to improve core operations, strengthen the balance sheet, and reduce risk. The company also announced strong earnings along with a better-than-expected outlook for fiscal year 2010 earnings early in the period. Truck maker PACCAR’s shares benefitted with the rebound in truck orders throughout the year. Network data storage equipment and services company NetApp’s stock rose as the company reported strong revenue growth as customers used the firm’s low-cost, flexible, and efficient storage infrastructure products to upgrade data centers. The firm also expanded strategic relationships with Microsoft and other partners to help customers and service providers make the transition to a cloud computing environment.

What is the outlook?

After bottoming in early 2009, risk assets have rebounded strongly while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus work their way through the system. Despite some signs of continued weakness, global growth remains positive. The U.S. recovery, particularly in terms of jobs creation, continues at a sluggish pace, but we believe the trend remains positive. While we remain mindful of additional factors that may impact the pace of the recovery, including sovereign debt issues in Europe, the impact of any resulting fiscal restraint on growth, increased government regulation, and continued pressure on housing, the economy appears likely to continue to expand.

Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Industrials, Health Care, and Information Technology sectors. Our largest underweights relative to the benchmark were in Financials, Materials, and Consumer Staples.

#  Investment Team Update

Effective May 1, 2011, Phil Perelmuter will transition to a different role at Wellington Management, becoming Director of Investment Research, replacing Spencer Glendon who will be on an extended medical leave of absence. Phil Perelmuter will continue in his role as a Managing Partner. Phil Ruedi, an experienced portfolio manager and member of the Hartford MidCap HLS Fund investment team, will assume lead portfolio manager responsibility for the Fund.

Phil Ruedi joined Wellington Management in 2004 and was recently elected Partner. As has been the case for the last six years, Phil Ruedi will work closely with fellow Portfolio Manager Mark Whitaker on the Fund. The team also draws upon the broad investment resources at the firm.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Banks (Financials)	3.9
Capital Goods (Industrials)	11.7
Commercial & Professional Services (Industrials)	2.9
Consumer Durables & Apparel (Consumer Discretionary)	3.2
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	5.3
Energy (Energy)	7.0
Food, Beverage & Tobacco (Consumer Staples)	0.6
Health Care Equipment & Services (Health Care)	7.6
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	4.1
Materials (Materials)	4.2
Media (Consumer Discretionary)	2.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.9
Real Estate (Financials)	1.9
Retailing (Consumer Discretionary)	4.4
Semiconductors & Semiconductor Equipment (Information Technology)	3.6
Software & Services (Information Technology)	10.3
Technology Hardware & Equipment (Information Technology)	4.9
Telecommunication Services (Services)	1.2
Transportation (Industrials)	5.8
Utilities (Utilities)	4.0
Short-Term Investments	3.6
Other Assets and Liabilities	(3.2)
Total	100.0%

3

Hartford MidCap HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.6%
	Automobiles & Components - 1.5%
808	Harley-Davidson, Inc.	$27,999

	Banks - 3.9%
2,594	Huntington Bancshares, Inc.	17,821
328	M&T Bank Corp.	28,535
650	MGIC Investment Corp. ●	6,625
587	People’s United Financial, Inc.	8,225
760	TCF Financial Corp.	11,260
		72,466
	Capital Goods - 11.7%
489	AMETEK, Inc.	19,199
156	BE Aerospace, Inc. ●	5,758
531	Carlisle Cos., Inc.	21,086
323	Foster Wheeler AG ●	11,136
570	IDEX Corp.	22,279
424	Jacobs Engineering Group, Inc. ●	19,459
287	Joy Global, Inc.	24,854
639	Lennox International, Inc.	30,195
46	MSC Industrial Direct Co., Inc.	3,002
628	PACCAR, Inc.	36,036
412	Rockwell Collins, Inc.	24,002
		217,006
	Commercial & Professional Services - 2.9%
437	HNI Corp.	13,631
332	Manpower, Inc.	20,855
617	Robert Half International, Inc.	18,894
		53,380
	Consumer Durables & Apparel - 3.2%
333	Hasbro, Inc.	15,706
37	NVR, Inc. ●	25,729
420	Tempur-Pedic International, Inc. ●	16,811
		58,246
	Consumer Services - 1.6%
153	Cheesecake Factory, Inc. ●	4,688
131	DeVry, Inc.	6,285
111	ITT Educational Services, Inc. ●	7,038
63	Strayer Education, Inc.	9,636
		27,647
	Diversified Financials - 5.3%
159	Greenhill & Co., Inc.	12,971
125	IntercontinentalExchange, Inc. ●	14,906
1,211	SEI Investments Co.	28,803
295	Stifel Financial ●	18,288
103	T. Rowe Price Group, Inc.	6,638
447	Waddell and Reed Financial, Inc. Class A	15,778
		97,384
	Energy - 7.0%
592	Cobalt International Energy ●	7,228
375	Consol Energy, Inc.	18,277
472	Denbury Resources, Inc. ●	9,003
812	El Paso Corp.	11,167
417	ENSCO International plc	22,270
148	Noble Energy, Inc.	12,723
337	Overseas Shipholding Group, Inc.	11,946
249	Peabody Energy Corp.	15,912
130	SM Energy Co.	7,667
255	Ultra Petroleum Corp. ●	12,200
		128,393
	Food, Beverage & Tobacco - 0.6%
570	Smithfield Foods, Inc. ●	11,763

	Health Care Equipment & Services - 7.6%
451	Amerisource Bergen Corp.	15,385
395	Beckman Coulter, Inc.	29,746
197	Edwards Lifesciences Corp. ●	15,950
928	Lincare Holdings, Inc.	24,908
635	Patterson Cos., Inc.	19,456
421	Resmed, Inc. ●	14,576
470	Universal Health Services, Inc. Class B	20,407
		140,428
	Household & Personal Products - 0.5%
104	Estee Lauder Co., Inc.	8,377

	Insurance - 4.1%
904	Brown & Brown, Inc.	21,649
1,392	Genworth Financial, Inc. ●	18,288
1,012	Unum Group	24,515
377	W.R. Berkley Corp.	10,332
		74,784
	Materials - 4.2%
196	CF Industries Holdings, Inc.	26,503
207	FMC Corp.	16,523
44	Martin Marietta Materials, Inc.	4,095
152	Sherwin-Williams Co.	12,741
990	Steel Dynamics, Inc.	18,121
		77,983
	Media - 2.5%
598	Discovery Communications, Inc. ●	24,947
620	DreamWorks Animation SKG, Inc. ●	18,280
77	Liberty Global, Inc. ●	2,732
		45,959
	Pharmaceuticals, Biotechnology & Life Sciences - 6.9%
953	Amylin Pharmaceuticals, Inc. ●	14,017
886	Mylan, Inc. ●	18,716
797	Qiagen N.V. ●	15,577
298	Regeneron Pharmaceuticals, Inc. ●	9,770
540	Vertex Pharmaceuticals, Inc. ●	18,913
235	Waters Corp. ●	18,250
635	Watson Pharmaceuticals, Inc. ●	32,772
		128,015
	Real Estate - 1.9%
209	Alexandria Real Estate Equities, Inc.	15,319
315	AMB Property Corp.	9,976
97	Public Storage	9,863
		35,158
	Retailing - 4.4%
129	Advance Automotive Parts, Inc.	8,553
451	Aeropostale, Inc. ●	11,113
242	Big Lots, Inc. ●	7,384
59	Netflix, Inc. ●	10,331
153	O’Reilly Automotive, Inc. ●	9,250
1,012	Penske Automotive Group, Inc. ●	17,625
90	Signet Jewelers Ltd. ●	3,894

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.6% - (continued)
	Retailing - 4.4% - (continued)
213	Staples, Inc.		$4,857
230	Urban Outfitters, Inc. ●		8,247
			81,254
	Semiconductors & Semiconductor Equipment - 3.6%
454	Altera Corp.		16,164
328	Analog Devices, Inc.		12,341
322	Lam Research Corp. ●		16,668
438	Maxim Integrated Products, Inc.		10,343
347	Xilinx, Inc.		10,062
			65,578
	Software & Services - 10.3%
538	Check Point Software Technologies Ltd. ADR ●		24,874
205	Citrix Systems, Inc. ●		13,997
161	Factset Research Systems, Inc.		15,133
487	Gartner, Inc. Class A ●		16,172
950	Genpact Ltd. ●		14,436
293	Global Payments, Inc.		13,530
366	Micros Systems ●		16,057
272	Red Hat, Inc. ●		12,433
53	Salesforce.com, Inc. ●		6,936
242	Teradata Corp. ●		9,952
836	VeriSign, Inc.		27,317
1,037	Western Union Co.		19,261
			190,098
	Technology Hardware & Equipment - 4.9%
534	ADTRAN, Inc.		19,336
256	National Instruments Corp.		9,650
439	NetApp, Inc. ●		24,105
646	Polycom, Inc. ●		25,174
379	Riverbed Technology, Inc. ●		13,337
			91,602
	Telecommunication Services - 1.2%
445	American Tower Corp. Class A ●		22,959

	Transportation - 5.8%
167	C.H. Robinson Worldwide, Inc.		13,368
290	Con-way, Inc.		10,598
477	Expeditors International of Washington, Inc..		26,055
383	J.B. Hunt Transport Services, Inc.		15,610
225	Kansas City Southern ●		10,747
2,429	Southwest Airlines Co.		31,531
			107,909
	Utilities - 4.0%
261	Aqua America, Inc.		5,867
819	Northeast Utilities		26,097
751	UGI Corp.		23,720
312	Wisconsin Energy Corp.		18,388
			74,072
	Total common stocks
	(cost $1,408,633)		$1,838,460
	Total long-term investments
	(cost $1,408,633)		$1,838,460

SHORT-TERM INVESTMENTS - 3.6%
	Repurchase Agreements - 3.6%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $5,140,
	collateralized by FNMA 5.50%, 2038,
	value of $5,242)
$5,140	0.20%, 12/31/2010		$5,140
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $42,342, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 -
	2015, value of $43,188)
42,341	0.20%, 12/31/2010		42,341
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $19,335,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $19,722)
19,335	0.28%, 12/31/2010		19,335
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $184, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $188)
183	0.20%, 12/31/2010		183
			66,999
	Total short-term investments
	(cost $66,999)		$66,999

	Total investments
	(cost $1,475,632) ▲	103.2%	$1,905,459
	Other assets and liabilities	(3.2)%	(58,812)
	Total net assets	100.0%	$1,846,647

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.3% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $1,484,638 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$447,176
Unrealized Depreciation	(26,355)
Net Unrealized Appreciation	$420,821

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford MidCap HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,838,460	$1,838,460	$–	$–
Short-Term Investments	66,999	–	66,999	–
Total	$1,905,459	$1,838,460	$66,999	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,475,632)	$1,905,459
Cash	—
Receivables:
Investment securities sold	1,132
Fund shares sold	424
Dividends and interest	789
Total assets	1,907,804
Liabilities:
Payables:
Investment securities purchased	3,144
Fund shares redeemed	57,627
Investment management fees	281
Distribution fees	7
Accrued expenses	98
Total liabilities	61,157
Net assets	$1,846,647
Summary of Net Assets:
Capital stock and paid-in-capital	$1,733,158
Accumulated undistributed net investment income	3,742
Accumulated net realized loss on investments	(320,080)
Unrealized appreciation of investments	429,827
Net assets	$1,846,647
Shares authorized	2,400,000
Par value	$0.001
Class IA: Net asset value per share	$26.01
Shares outstanding	66,203
Net assets	$1,722,182
Class IB: Net asset value per share	$25.74
Shares outstanding	4,835
Net assets	$124,465

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$19,325
Interest	47
Less: Foreign tax withheld	—
Total investment income, net	19,372

Expenses:
Investment management fees	11,044
Administrative service fees	541
Transfer agent fees	6
Distribution fees - Class IB	343
Custodian fees	10
Accounting services fees	206
Board of Directors’ fees	36
Audit fees	33
Other expenses	204
Total expenses (before fees paid indirectly)	12,423
Commission recapture	(85)
Total fees paid indirectly	(85)
Total expenses, net	12,338
Net investment income	7,034

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	165,120
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	165,120

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	197,571
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	197,571
Net Gain on Investments and Foreign Currency Transactions	362,691
Net Increase in Net Assets Resulting from Operations	$369,725

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$7,034	$7,801
Net realized gain (loss) on investments	165,120	(209,864)
Net unrealized appreciation of investments	197,571	677,841
Payment from affiliate	—	499
Net Increase In Net Assets Resulting From Operations	369,725	476,277
Distributions to Shareholders:
From net investment income
Class IA	(3,951)	(7,335)
Class IB	(69)	(455)
Total distributions	(4,020)	(7,790)
Capital Share Transactions:
Class IA
Sold	180,263	167,249
Issued on reinvestment of distributions	3,951	7,335
Redeemed	(288,847)	(664,029)
Total capital share transactions	(104,633)	(489,445)
Class IB
Sold	21,429	22,487
Issued on reinvestment of distributions	69	455
Redeemed	(99,980)	(59,996)
Total capital share transactions	(78,482)	(37,054)
Net decrease from capital share transactions	(183,115)	(526,499)
Net Increase (Decrease) In Net Assets	182,590	(58,012)
Net Assets:
Beginning of period	1,664,057	1,722,069
End of period	$1,846,647	$1,664,057
Accumulated undistributed (distribution in excess of) net investment income	$3,742	$951
Shares:
Class IA
Sold	7,950	9,737
Issued on reinvestment of distributions	161	355
Redeemed	(12,489)	(35,304)
Total share activity	(4,378)	(25,212)
Class IB
Sold	953	1,317
Issued on reinvestment of distributions	3	22
Redeemed	(4,402)	(3,604)
Total share activity	(3,446)	(2,265)

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford MidCap HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

11

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

12

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

13

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended December 31, 2010.

Realized Gain/Loss on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

14

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$4,020	$7,790

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,742
Accumulated Capital and Other Losses*	(311,073)
Unrealized Appreciation†	420,820
Total Accumulated Earnings	$113,489

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(223)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	223

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$311,073
Total	$311,073

As of December 31, 2010, the Fund utilized $161,487 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

15

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

16

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.70%	0.70%	0.68%	0.68%	0.66%
Class IB	0.95	0.95	0.93	0.93	0.91

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. Hartford Investor Services Company, LLC (“HISC”), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company’s individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$499

17

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contracts owners.

The total return in the accompanying financial highlights includes payments from an affiliate. Had the payments from the affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	30.92	30.59

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.15%	0.15%
Total Return Excluding Payment from Affiliate	11.59	11.31

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$873,692
Sales Proceeds Excluding U.S. Government Obligations	994,867

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

18

7.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

Hartford MidCap HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			Net Increase	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	(Decrease) in	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Net Asset Value	of Period

For the Year Ended December 31, 2010
IA	$21.12	$0.10	$–	$4.85	$4.95	$(0.06)	$–	$–	$(0.06)	$4.89	$26.01
IB	20.92	0.04	–	4.79	4.83	(0.01)	–	–	(0.01)	4.82	25.74

For the Year Ended December 31, 2009
IA	16.21	0.11	0.01	4.89	5.01	(0.10)	–	–	(0.10)	4.91	21.12
IB	16.06	0.04	0.01	4.86	4.91	(0.05)	–	–	(0.05)	4.86	20.92

For the Year Ended December 31, 2008
IA	26.34	0.12	–	(9.03)	(8.91)	(0.12)	(1.10)	–	(1.22)	(10.13)	16.21
IB	26.08	0.06	–	(8.92)	(8.86)	(0.06)	(1.10)	–	(1.16)	(10.02)	16.06

For the Year Ended December 31, 2007(F)
IA	26.99	0.06	–	3.99	4.05	(0.15)	(4.55)	–	(4.70)	(0.65)	26.34
IB	26.76	(0.01)	–	3.95	3.94	(0.07)	(4.55)	–	(4.62)	(0.68)	26.08

For the Year Ended December 31, 2006
IA	28.73	0.33	0.04	2.92	3.29	(0.33)	(4.70)	–	(5.03)	(1.74)	26.99
IB	28.53	0.25	0.04	2.89	3.18	(0.25)	(4.70)	–	(4.95)	(1.77)	26.76

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Per share amounts have been calculated using the average shares method.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

23.45%		$1,722,182	0.70%	0.70%	0.44%	52%
23.15		124,465	0.95	0.95	0.12	–

30.96	(E)	1,490,852	0.72	0.72	0.48	82
30.62	(E)	173,205	0.97	0.97	0.23	–

(35.32)		1,552,741	0.69	0.69	0.51	92
(35.49)		169,328	0.94	0.94	0.26	–

15.30		2,716,285	0.69	0.69	0.22	79
15.01		302,151	0.94	0.94	(0.03)	–

11.74	(E)	2,606,275	0.68	0.68	1.06	89
11.46	(E)	274,695	0.93	0.93	0.82	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford MidCap HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford MidCap HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

22

Hartford MidCap HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

Hartford MidCap HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

24

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford MidCap HLS Fund
Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,247.09	$3.94	$1,000.00	$1,021.70	$3.55	0.70%	184	365
Class IB	$1,000.00	$1,245.49	$5.36	$1,000.00	$1,020.43	$4.82	0.95%	184	365

26

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford MidCap HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

27

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

28

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

29

Hartford MidCap HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-MC10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford MidCap Value HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford MidCap Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford MidCap Value HLS Fund* inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 4/30/01 - 12/31/10
Growth of $10,000 investment

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	Since
	Year	Year	Inception

MidCap Value IA	24.67%	5.29%	7.72%
MidCap Value IB	24.36%	5.02%	7.46%
Russell 2500 Value Index	24.82%	3.85%	8.43%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

*	The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

Portfolio Manager
James N. Mordy
Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford MidCap Value HLS Fund returned 24.67% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the Russell 2500 Value Index, which returned 24.82% for the same period. The Fund outperformed the 22.94% return of the average fund in the Lipper Mid-Cap Value Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets ultimately achieved strong gains in 2010 due to strong corporate earnings, reduced concerns of the possibility of a double dip recession, a second quantitative easing package from the Federal Reserve (Fed), investor enthusiasm over the outcome of the mid-term elections in November, significant new fiscal stimulus in the form of the U.S. tax package which passed late in the quarter, and continued growth in developing market economies. During this period, small-cap stocks (+26.9%) and mid-cap stocks (+26.6%) outperformed large-cap stocks (+15.1%), as represented by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. Growth stocks (+28.9%) outperformed Value stocks (+24.8%), during the period, as measured by Russell 2500 Growth and Russell 2500 Value indices, respectively. Within the Russell 2500 Value Index, all ten sectors rose, led by Materials (+35%), Energy (+35%), and Industrials (+29%).

The Fund’s slight relative underperformance versus the benchmark was primarily driven by weaker stock selection within Consumer Staples and Energy which overshadowed strong positive stock selection within Financials, Utilities, and Industrials. Overall sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) security selection, was a modest contributor to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns, particularly due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Utilities and overweight (i.e. the Fund’s sector position was greater than the benchmark position) within Industrials.

2

The largest detractors from benchmark-relative returns included Amedisys (Health Care), Dean Foods (Consumer Staples), and MDC Holdings (Consumer Discretionary). Shares of home nursing care provider Amedisys declined due to multiple headwinds including a larger-than-expected Medicare reimbursement cut and Senate Finance Committee and Department of Justice investigations into industry practices. Shares of food and beverage company Dean Foods declined as company management revealed unanticipated margin pressure on their branded retail milk business which was caused by increased retailer discounting of private label milk in an effort to drive customer traffic. Shares of homebuilder MDC Holdings declined as the company remains unprofitable in an environment of slower new home sales. In addition, PureCircle (Consumer Staples) was among the top detractors from absolute performance (i.e. total return).

The largest contributors to absolute and benchmark-relative performance included Virgin Media (Consumer Discretionary), Impax Labs (Health Care), and Ameriprise Financial (Financials). Shares of U.K. cable TV provider Virgin Media rose on strong fundamentals. Shares of Impax Labs, a generic and specialty pharmaceutical company, benefited from strong launches of two generic drugs (Adderall XR and Flomax). Shares of financial planning firm and asset manager Ameriprise Financial rose as the company made progress toward management’s profit margin targets and investors more properly valued its advice and asset management businesses.

What is the outlook?

We look for global GDP growth of around 3.5% in 2011, as our fears of disappointing U.S. growth in the first half from fiscal drag were largely relieved by the passage of the tax package and extension of unemployment benefits. The U.S. consumer has seen a significant reduction in debt service burden relative to income over the past three years. Looking ahead to 2011, we believe we will see better job growth and corporations will likely put more of their cash to productive use. These trends should help move the U.S. economy off of government life support and toward a more healthy mix of private consumption.

Our very slight overweight to the more cyclical sectors of the market still feels appropriate given improved growth prospects but we continue to take profits when stocks close in on our price targets and redeploy funds into areas that we believe have lagged. We were net buyers of Financials, Utilities, Energy and Consumer Staples stocks over the year, while we were net sellers in the Consumer Discretionary and Health Care sectors. Our largest sector overweight at the end of the period was Industrials and our largest sector underweight was Financials, relative to the benchmark.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	4.4%
Capital Goods (Industrials)	14.8
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	0.9
Diversified Financials (Financials)	8.1
Energy (Energy)	7.2
Food, Beverage & Tobacco (Consumer Staples)	2.8
Health Care Equipment & Services (Health Care)	3.9
Insurance (Financials)	8.8
Materials (Materials)	10.0
Media (Consumer Discretionary)	3.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.6
Real Estate (Financials)	5.7
Retailing (Consumer Discretionary)	4.2
Semiconductors & Semiconductor Equipment (Information Technology)	2.6
Software & Services (Information Technology)	2.0
Technology Hardware & Equipment (Information Technology)	4.2
Transportation (Industrials)	2.6
Utilities (Utilities)	6.7
Short-Term Investments	1.4
Other Assets and Liabilities	–
Total	100.0%

3

Hartford MidCap Value HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Banks - 4.4%
302	Beneficial Mutual Bancorp, Inc. ●	$2,667
212	Capitol Federal Financial	2,521
221	Comerica, Inc.	9,331
51	First Midwest Bancorp, Inc.	582
589	Huntington Bancshares, Inc.	4,047
1,906	Popular, Inc. ●	5,984
189	Umpqua Holdings Corp.	2,303
		27,435
	Capital Goods - 14.8%
142	AGCO Corp. ●	7,189
161	AMETEK, Inc.	6,329
442	Barnes Group, Inc.	9,145
136	Dover Corp.	7,932
91	Esterline Technologies Corp. ●	6,213
142	Hubbell, Inc. Class B	8,509
276	Pentair, Inc.	10,058
143	Teledyne Technologies, Inc. ●	6,305
270	Terex Corp. ●	8,371
337	Textron, Inc.	7,960
211	Thomas & Betts Corp. ●	10,196
99	URS Corp. ●	4,107
		92,314
	Consumer Durables & Apparel - 3.6%
298	Mattel, Inc.	7,588
297	MDC Holdings, Inc.	8,556
337	Toll Brothers, Inc. ●	6,407
		22,551
	Consumer Services - 0.9%
79	DeVry, Inc.	3,805
604	Thomas Cook Group plc	1,789
		5,594
	Diversified Financials - 8.1%
75	Affiliated Managers Group, Inc. ●	7,461
130	Ameriprise Financial, Inc.	7,482
370	Invesco Ltd.	8,900
654	PHH Corp. ●	15,147
216	Solar Capital Ltd.	5,363
452	Solar Cayman Ltd. ⌂●†	179
346	TD Ameritrade Holding Corp.	6,578
		51,110
	Energy - 7.2%
153	Cabot Oil & Gas Corp.	5,776
149	Cie Gen Geophysique SP ADR ●	4,564
200	Cobalt International Energy ●	2,440
120	Consol Energy, Inc.	5,824
103	ENSCO International plc	5,503
127	Newfield Exploration Co. ●	9,129
103	Overseas Shipholding Group, Inc.	3,631
269	Quicksilver Resources, Inc. ●	3,969
206	SBM Offshore N.V.	4,623
		45,459
	Food, Beverage & Tobacco - 2.8%
48	Bunge Ltd. Finance Corp.	3,132
2,342	China Agri-Industries Holdings	2,653
21	Cosan Ltd.	287
228	Maple Leaf Foods, Inc.	2,612
124	Molson Coors Brewing Co.	6,214
1,106	PureCircle Ltd. ●	2,866
		17,764
	Health Care Equipment & Services - 3.9%
271	Amerisource Bergen Corp.	9,247
80	Brookdale Senior Living, Inc. ●	1,721
332	CIGNA Corp.	12,171
75	Team Health Holdings ●	1,167
		24,306
	Insurance - 8.8%
98	Everest Re Group Ltd.	8,312
355	Fidelity National Financial, Inc.	4,859
205	Platinum Underwriters Holdings Ltd.	9,197
256	Principal Financial Group, Inc.	8,332
230	Reinsurance Group of America, Inc.	12,327
487	Unum Group	11,805
		54,832
	Materials - 10.0%
68	Agrium U.S., Inc.	6,276
82	CF Industries Holdings, Inc.	11,136
113	FMC Corp.	8,987
105	Greif, Inc.	6,481
324	Methanex Corp. ADR	9,853
256	Owens-Illinois, Inc. ●	7,862
858	Rexam plc	4,457
132	Sino Forest Corp. ■●	3,092
187	Sino Forest Corp. Class A ●	4,378
		62,522
	Media - 3.5%
376	CBS Corp. Class B	7,167
551	Virgin Media, Inc.	15,009
		22,176
	Pharmaceuticals, Biotechnology & Life Sciences - 2.6%
248	Endo Pharmaceuticals Holdings, Inc. ●	8,838
372	Impax Laboratories, Inc. ●	7,483
		16,321
	Real Estate - 5.7%
112	AMB Property Corp.	3,558
1,092	BR Properties S.A.	11,946
401	Duke Realty, Inc.	4,994
276	Global Logistic Properties Ltd. ●	465
123	Iguatemi Emp de Shopping	3,070
196	Multiplan Empreendimentos Imobiliarios S.A.	4,348
144	Plum Creek Timber Co., Inc.	5,396
116	ProLogis	1,671
		35,448
	Retailing - 4.2%
141	American Eagle Outfitters, Inc.	2,057
148	AnnTaylor Stores Corp. ●	4,051
5,788	Buck Holdings L.P. ⌂●†	13,001
117	Ross Stores, Inc.	7,369
		26,478
	Semiconductors & Semiconductor Equipment - 2.6%
71	Linear Technology Corp.	2,438
383	Varian Semiconductor Equipment Associates,
	Inc. ●	14,168
		16,606

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Software & Services - 2.0%
105	BMC Software, Inc. ●		$4,959
168	Check Point Software Technologies Ltd.
	ADR ●		7,767
			12,726
	Technology Hardware & Equipment - 4.2%
481	Arrow Electronics, Inc. ●		16,481
398	Flextronics International Ltd. ●		3,121
6,677	Kingboard Laminates Holdings		6,782
			26,384
	Transportation - 2.6%
985	Delta Air Lines, Inc. ●		12,407
283	Swift Transportation Co. ●		3,538
			15,945
	Utilities - 6.7%
832	N.V. Energy, Inc.		11,684
330	Northeast Utilities		10,527
189	UGI Corp.		5,981
233	Westar Energy, Inc.		5,852
124	Wisconsin Energy Corp.		7,299
			41,343
	Total common stocks
	(cost $477,143)		$617,314

	Total long-term investments
	(cost $477,143)		$617,314

SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $657,
	collateralized by FNMA 5.50%, 2038, value
	of $670)
$657	0.20%, 12/31/2010		$657
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $5,408, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 - 2015,
	value of $5,517)
5,408	0.20%, 12/31/2010		5,408
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $2,470,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $2,519)
2,470	0.28%, 12/31/2010		2,470
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $23, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $24)
23	0.20%, 12/31/2010		23
			8,558
	Total short-term investments
	(cost $8,558)		$8,558

	Total investments
	(cost $485,701) ▲	100.0%	$625,872
	Other assets and liabilities	–%	(93)
	Total net assets	100.0%	$625,779

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.9% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap Value HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $497,759 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$147,537
Unrealized Depreciation	(19,424)
Net Unrealized Appreciation	$128,113

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2010, was $13,180, which represents 2.11% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At December 31, 2010, the aggregate value of these securities was $3,092, which represents 0.49% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	5,788	Buck Holdings L.P.	$4,439
03/2007	452	Solar Cayman Ltd. - 144A	336

The aggregate value of these securities at December 31, 2010, was $13,180, which represents 2.11% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford MidCap Value HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$617,314	$580,964	$23,170	$13,180
Short-Term Investments	8,558	–	8,558	–
Total	$625,872	$580,964	$31,728	$13,180

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance as
	of	Realized	Unrealized					Transfers	Transfers	of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$15,586	$2,396	$3,982	*	$—	$—	$(8,784)	$—	$—	$13,180
Total	$15,586	$2,396	$3,982		$—	$—	$(8,784)	$—	$—	$13,180

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $3,982.

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap Value HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $485,701)	$625,872
Cash	1
Receivables:
Investment securities sold	1,867
Fund shares sold	312
Dividends and interest	380
Total assets	628,432
Liabilities:
Payables:
Investment securities purchased	2,127
Fund shares redeemed	334
Investment management fees	108
Distribution fees	9
Accrued expenses	75
Total liabilities	2,653
Net assets	$625,779
Summary of Net Assets:
Capital stock and paid-in-capital	$627,871
Accumulated undistributed net investment income	331
Accumulated net realized loss on investments and foreign currency transactions	(142,595)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	140,172
Net assets	$625,779
Shares authorized	1,200,000
Par value	$0.001
Class IA: Net asset value per share	$10.32
Shares outstanding	44,784
Net assets	$462,281
Class IB: Net asset value per share	$10.29
Shares outstanding	15,897
Net assets	$163,498

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap Value HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$7,412
Interest	9
Less: Foreign tax withheld	(85)
Total investment income, net	7,336

Expenses:
Investment management fees	3,994
Administrative service fees	158
Transfer agent fees	2
Distribution fees - Class IB	365
Custodian fees	30
Accounting services fees	52
Board of Directors’ fees	10
Audit fees	12
Other expenses	160
Total expenses (before fees paid indirectly)	4,783
Commission recapture	(13)
Total fees paid indirectly	(13)
Total expenses, net	4,770
Net investment income	2,566

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	50,335
Net realized gain on foreign currency contracts	38
Net realized loss on other foreign currency transactions	(47)
Net Realized Gain on Investments and Foreign Currency Transactions	50,326

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	71,974
Net unrealized depreciation of foreign currency contracts	(4)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	6
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	71,976
Net Gain on Investments and Foreign Currency Transactions	122,302
Net Increase in Net Assets Resulting from Operations	$124,868

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap Value HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$2,566	$3,430
Net realized gain (loss) on investments and foreign currency transactions	50,326	(67,598)
Net unrealized appreciation of investments and foreign currency transactions	71,976	222,705
Payment from affiliate	—	29
Net Increase In Net Assets Resulting From Operations	124,868	158,566
Distributions to Shareholders:
From net investment income
Class IA	(2,489)	(2,375)
Class IB	(531)	(684)
Total distributions	(3,020)	(3,059)
Capital Share Transactions:
Class IA
Sold	30,002	9,901
Issued in merger	82,281	—
Issued on reinvestment of distributions	2,489	2,375
Redeemed	(90,281)	(74,759)
Total capital share transactions	24,491	(62,483)
Class IB
Sold	11,740	3,875
Issued in merger	14,050	—
Issued on reinvestment of distributions	531	684
Redeemed	(41,543)	(33,300)
Total capital share transactions	(15,222)	(28,741)
Net increase (decrease) from capital share transactions	9,269	(91,224)
Net Increase In Net Assets	131,117	64,283
Net Assets:
Beginning of period	494,662	430,379
End of period	$625,779	$494,662
Accumulated undistributed (distribution in excess of)
net investment income	$331	$876
Shares:
Class IA
Sold	3,223	1,402
Issued in merger	9,542	—
Issued on reinvestment of distributions	264	295
Redeemed	(10,118)	(11,726)
Total share activity	2,911	(10,029)
Class IB
Sold	1,277	550
Issued in merger	1,637	—
Issued on reinvestment of distributions	59	86
Redeemed	(4,656)	(5,212)
Total share activity	(1,683)	(4,576)

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap Value HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford MidCap Value HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

11

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of

13

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended December 31, 2010.

14

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$38	$—	$38
Total	$—	$—	$—	$38	$—	$38

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(4)	—	$(4)
Total	$—	$—	$—	$(4)	$—	$(4)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$3,020	$3,059

15

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$331
Accumulated Capital and Other Losses*	(130,537)
Unrealized Appreciation†	128,114
Total Accumulated Deficit	$(2,092)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(91)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	91

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$1,120
2016	39,842
2017	89,575
Total	$130,537

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $45,504 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

17

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.84%	0.85%	0.80%	0.79%	0.77%
Class IB	1.09	1.10	1.05	1.04	1.02

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$29

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against

18

Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contracts owners.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payments from Affiliates for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	44.18	43.82

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payments from Affiliate for SEC Settlement	0.02%	0.02%
Impact from Payments from Affiliate for Unrestricted Transfers	0.08	0.09
Total Return Excluding Payments from Affiliate	17.78	17.48

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$381,148
Sales Proceeds Excluding U.S. Government Obligations	382,928

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

7.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

8.	Fund Merger:

Reorganization of Hartford SmallCap Value HLS Fund into Hartford MidCap Value HLS Fund: At a meeting held on May 4, 2010, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization that provided for the reorganization of a series of the Company, Hartford SmallCap Value HLS Fund (“Target Fund”), into another series of the Company, Hartford MidCap Value HLS Fund (“Acquiring Fund”). The reorganization did not require shareholder approval by the shareholders of the Target Fund or Aquiring Fund.

Pursuant to the reorganization agreement, on July 30, 2010 (merger date), each holder of Class IA and Class IB shares of the Target Fund became the owner of full and fractional shares of the corresponding class in the Aquiring Fund having an equal aggregate value.

The merger was accomplished by tax free exchange as detailed below:

			Net assets of
		Net assets of	Acquiring		Acquiring Fund
	Net assets of Target	Acquiring Fund	Fund		shares issued to the
	Fund on Merger	immediately before	immediately	Target Fund shares	Target Fund's
	Date	merger	after merger	exchanged	shareholders

Class IA	$82,281	$321,002	$403,283	8,361	9,542
Class IB	14,050	131,495	145,545	1,437	1,637
Total	$96,331	$452,497	$548,828	9,798	11,179

The Target Fund had the following unrealized appreciation (depreciation), accumulated net realized losses and capital stock as of July 30, 2010, (amounts are presented in accordance with GAAP).

	Unrealized	Accumulated Net
	Appreciation	Realized Gains
Fund	(Depreciation)	(Losses)	Capital Stock	Total
Target Fund	$5,387	$(16,122)	$107,066	$96,331

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Funds, the Aquiring Fund’s pro forma results of operations for the year ended December 31, 2010, would have been as follows:

		Net Gain (Loss) on	Net Decrease in Net Assets
Fund	Net Investment Income	Investments	Resulting from Operations
Acquiring Fund	$2,938	$55,243	$127,749

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Aquiring Fund’s statement of operations since July 30, 2010.

20

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21

Hartford MidCap Value HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended December 31, 2010(E)
IA	$8.33	$0.05	$–	$2.00	$2.05	$(0.06)	$–	$–	$(0.06)	$1.99	$10.32
IB	8.30	0.03	–	1.99	2.02	(0.03)	–	–	(0.03)	1.99	10.29

For the Year Ended December 31, 2009
IA	5.82	0.07	–	2.50	2.57	(0.06)	–	–	(0.06)	2.51	8.33
IB	5.80	0.05	–	2.49	2.54	(0.04)	–	–	(0.04)	2.50	8.30

For the Year Ended December 31, 2008
IA	12.34	0.07	–	(4.35)	(4.28)	(0.06)	(2.18)	–	(2.24)	(6.52)	5.82
IB	12.30	0.05	–	(4.33)	(4.28)	(0.04)	(2.18)	–	(2.22)	(6.50)	5.80

For the Year Ended December 31, 2007
IA	14.18	0.08	–	0.51	0.59	(0.07)	(2.36)	–	(2.43)	(1.84)	12.34
IB	14.13	0.04	–	0.53	0.57	(0.04)	(2.36)	–	(2.40)	(1.83)	12.30

For the Year Ended December 31, 2006
IA	14.01	0.10	0.01	2.11	2.22	(0.12)	(1.93)	–	(2.05)	0.17	14.18
IB	13.96	0.07	0.01	2.10	2.18	(0.08)	(1.93)	–	(2.01)	0.17	14.13

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)
During the year ended December 31, 2010, the Fund incurred $89.7 million in purchases associated with the transition of assets from Hartford SmallCap Value HLS Fund, which merged into the Fund on July 30, 2010. These purchases were excluded from the portfolio turnover calculation.

(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -
			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

24.67%		$462,281	0.85%	0.85%	0.57%	57	%(F)
24.36		163,498	1.10	1.10	0.30	–

44.19	(G)	348,742	0.86	0.86	0.87	50
43.83	(G)	145,920	1.11	1.11	0.62	–

(40.21)		301,896	0.81	0.81	0.82	51
(40.36)		128,483	1.06	1.06	0.57	–

2.13		615,430	0.79	0.79	0.53	50
1.87		300,502	1.04	1.04	0.28	–

17.88	(G)	721,469	0.78	0.78	0.73	41
17.59	(G)	370,771	1.03	1.03	0.51	–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford MidCap Value HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford MidCap Value HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

24

Hartford MidCap Value HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford MidCap Value HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

26

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford MidCap Value HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,292.50	$4.89	$1,000.00	$1,020.94	$4.31	0.85%	184	365
Class IB	$1,000.00	$1,290.87	$6.32	$1,000.00	$1,019.68	$5.58	1.10%	184	365

28

Hartford MidCap Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford MidCap Value HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford MidCap Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

30

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

31

Hartford MidCap Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-MCV10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Money Market HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Money Market HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Money Market HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT- 11.1%
	Commercial Banking - 3.5%
	Barclays Bank plc
$17,125	0.59%, 06/13/2011 Δ	$17,125
	BNP Paribas Finance
19,500	0.29%, 02/22/2011	19,500
	Nordea North America
13,000	0.28%, 03/17/2011	13,000
	Rabobank USA
12,500	0.31%, 05/09/2011	12,500
	Svenska Handelsbanken, Inc.
11,750	0.27%, 03/09/2011	11,750
13,000	0.29%, 02/25/2011	13,000
		86,875
	Depository Credit - Banking - 2.6%
	Deutsche Bank AG
14,000	0.27%, 01/07/2011	14,000
	Toronto-Dominion Holdings
20,500	0.24%, 02/18/2011	20,500
31,750	0.27%, 02/04/2011 Δ	31,750
		66,250
	International Trade Financing (Foreign Banks) - 1.9%
	Royal Bank of Canada
20,000	0.25%, 01/13/2011	20,000
28,000	0.26%, 01/19/2011 - 01/21/2011 Δ	28,000
		48,000
	Other Financial Investment Activities - 0.8%
	BNP Paribas Finance
20,000	0.42%, 03/21/2011	20,000

	Securities and Commodity Contracts and Brokerage - 2.3%
	Credit Suisse First Boston New York
20,000	0.47%, 04/21/2011 Δ	20,008
	UBS AG Stamford CT
19,000	0.30%, 03/14/2011	19,000
19,000	0.31%, 04/14/2011	19,000
		58,008
	Total certificates of deposit
	(cost $279,133)	$279,133

COMMERCIAL PAPER - 50.0%
	Basic Chemical Manufacturing - 1.2%
	Export Development Canada
$30,500	0.16%, 01/05/2011	$30,499

	Beverage Manufacturing - 2.0%
	Coca Cola Co.
17,750	0.23%, 03/24/2011 ■	17,741
33,000	0.24%, 01/19/2011 - 02/23/2011	32,992
		50,733
	Commercial Banking - 13.0%
	Bank of Nova Scotia
8,750	0.21%, 01/06/2011	8,750
13,000	0.24%, 02/22/2011	12,995
17,000	0.27%, 03/03/2011	16,992
	Barclays Bank plc (New York Branch)
13,000	0.28%, 02/24/2011	12,994
7,500	0.30%, 03/01/2011	7,496
	Commonwealth Bank of Australia
7,750	0.25%, 02/01/2011	7,748
25,750	0.27%, 03/08/2011	25,737
	Nordea North America
12,500	0.29%, 03/15/2011	12,493
	Old Line Funding LLC
42,500	0.27%, 03/03/2011 - 03/10/2011 ■	42,480
8,000	0.29%, 01/20/2011 ■	7,999
	Rabobank USA
13,500	0.26%, 02/08/2011	13,496
13,000	0.28%, 03/11/2011	12,993
	Standard Chartered Bank
12,500	0.20%, 01/05/2011	12,500
13,000	0.29%, 02/03/2011	12,997
12,500	0.40%, 03/01/2011	12,492
	State Street Corp.
11,000	0.25%, 03/03/2011	10,995
9,000	0.28%, 02/04/2011	8,998
12,000	0.30%, 04/04/2011	11,991
20,000	0.35%, 03/21/2011	19,985
	Svenska Handelsbanken, Inc.
13,250	0.30%, 04/15/2011	13,238
	U.S. Bank
39,750	0.21%, 02/10/2011 - 02/17/2011	39,740
		325,109
	Computer and Peripheral Equipment Manufacturing - 1.0%
	Hewlett-Packard Co.
25,000	0.17%, 01/07/2011 ■	24,999

	Consumer Lending - 2.6%
	Straight-A Funding LLC
14,250	0.21%, 01/06/2011 ■	14,250
50,750	0.25%, 02/08/2011 - 03/09/2011 ■	50,730
		64,980
	Depository Credit - Banking - 1.1%
	Deutsche Bank AG
13,250	0.28%, 03/07/2011	13,243
14,000	0.31%, 02/11/2011	13,995
		27,238
	International Trade Financing (Foreign Banks) - 4.0%
	Australia & New Zealand Banking Group Ltd.
26,250	0.25%, 02/18/2011 ■	26,241
13,000	0.26%, 03/22/2011 ■	12,992
	Kreditanstalt fuer Wiederaufbau
48,000	0.23%, 01/28/2011 - 02/15/2011 ■	47,989
	Societe De Prise Participation
13,750	0.25%, 02/07/2011	13,747
		100,969

The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount		Market Value ╪
COMMERCIAL PAPER - 50.0% - (continued)
	Motion Picture and Video Industry - 1.5%
	Walt Disney Co.
$38,250	0.17%, 02/14/2011 ■	$38,242

	Natural Gas Distribution - 1.6%
	Conocophillips
12,250	0.23%, 03/14/2011 ■	12,244
26,750	0.25%, 02/14/2011 ■	26,742
		38,986
	Nondepository Credit Banking - 2.6%
	General Electric Capital Corp.
13,500	0.25%, 02/10/2011	13,496
14,000	0.26%, 02/16/2011	13,995
	Toyota Motor Credit Corp.
22,250	0.29%, 03/14/2011	22,237
16,000	0.31%, 01/14/2011	15,998
		65,726
	Other Financial Investment Activities - 2.1%
	Sheffield Receivables Corp.
14,000	0.24%, 01/11/2011	13,999
11,250	0.26%, 02/17/2011 ■	11,246
13,500	0.27%, 03/08/2011	13,493
13,250	0.28%, 01/18/2011	13,248
		51,986
	Other Investment Pools and Funds - 4.1%
	Alpine Securitization Corp.
16,000	0.22%, 01/11/2011	15,999
34,500	0.23%, 01/18/2011 - 01/24/2011	34,495
	Falcon Asset Securitization Co.
14,500	0.22%, 01/18/2011 ■	14,499
13,000	0.25%, 02/09/2011 ■	12,997
10,000	0.26%, 01/25/2011 ■	9,998
13,500	0.29%, 02/14/2011 ■	13,495
		101,483
	Pharmaceutical & Medicine Manufacturing - 3.8%
	Abbott Laboratories
11,000	0.17%, 01/18/2011 ■	10,999
13,500	0.19%, 01/10/2011 ■	13,499
26,500	0.21%, 02/07/2011 ■	26,494
	Johnson & Johnson
43,000	0.18%, 02/03/2011 ■	42,993
		93,985
	Securities and Commodity Contracts and Brokerage - 2.3%
	Credit Suisse First Boston New York
20,000	0.24%, 01/19/2011	19,997
	JP Morgan Chase Funding, Inc.
38,250	0.19%, 02/15/2011	38,241
		58,238
	Soap, Cleaning Compound, Toiletries Manufacturing - 2.1%
	Procter & Gamble Co.
12,500	0.21%, 02/22/2011 ■	12,496
17,500	0.22%, 02/28/2011 ■	17,494
22,500	0.25%, 02/11/2011	22,494
		52,484
	Sovereign Foreign Governments - 5.0%
	British Columbia (Province of)
12,000	0.23%, 01/21/2011	11,998
	Ontario (Province of)
25,750	0.20%, 02/09/2011	25,744
25,750	0.22%, 03/08/2011	25,740
	Quebec (Province of)
31,500	0.16%, 01/14/2011 ■	31,498
31,500	0.18%, 02/10/2011 ■	31,494
		126,474
	Total commercial paper
	(cost $1,252,131)	$1,252,131

CORPORATE NOTES - 8.9%
	Commercial Banking - 0.6%
	Rabobank Netherlands
$14,500	0.49%, 08/05/2011 ■ Δ	$14,518

	Depository Credit - Banking - 2.1%
	Wells Fargo & Co.
21,750	0.39%, 01/12/2011 Δ	21,751
23,750	0.42%, 06/02/2011	24,107
8,000	0.65%, 01/12/2011	8,011
		53,869
	Insurance Carriers - 0.7%
	Metropolitan Life Global Funding I
16,480	0.69%, 07/13/2011 ■ Δ	16,512

	International Trade Financing (Foreign Banks) - 0.6%
	International Bank for Reconstruction &
	Development
13,958	0.48%, 03/04/2011 Δ	13,963

	Nondepository Credit Banking - 2.0%
	General Electric Capital Corp.
35,735	0.21%, 03/11/2011	35,845
13,933	0.38%, 04/28/2011 Δ	13,938
		49,783
	Other Financial Investment Activities - 1.5%
	International Finance Corp.
12,250	0.16%, 01/04/2011	12,250
25,000	0.18%, 01/12/2011	24,999
		37,249
	Other General Merchandise Stores - 0.7%
	Wal-Mart Stores, Inc.
17,242	0.32%, 02/15/2011	17,324

The accompanying notes are an integral part of these financial statements.

3

Hartford Money Market HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
CORPORATE NOTES - 8.9% - (continued)
	Securities and Commodity Contracts and Brokerage - 0.2%
	Goldman Sachs Group, Inc.
$7,247	0.38%, 03/15/2011 Δ		$7,249

	Sovereign Foreign Governments - 0.5%
	Ontario (Province of)
12,000	0.37%, 02/22/2011		12,041

	Total corporate notes
	(cost $222,508)		$222,508

OTHER POOLS AND FUNDS - 0.0%
–	JP Morgan U.S. Government Money Market
	Fund		$–

	Total other pools and funds
	(cost $–)		$–

REPURCHASE AGREEMENTS - 10.6%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $112,197,
	collateralized by U.S. Treasury Note
	1.00%, 2011, value of $113,901)
$112,196	0.15% dated 12/31/2010		$112,196
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing
	on 01/03/2011 in the amount of $65,742),
	collateralized by U.S. Treasury Note
	1.13% - 4.25%, 2013 - 2017, value of
	$ 67,057)
65,741	0.20% dated 12/31/2010		65,741
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in
	the amount of $87,916), collateralized by
	U.S. Treasury Bill 0.88%, 2011, U.S.
	Treasury Note 1.75%, 2014, value of
	$ 89,779)
87,914	0.23% dated 12/31/2010		87,914

	Total repurchase agreements
	(cost $265,851)		$265,851

U.S. GOVERNMENT AGENCIES - 4.6%
	Federal Home Loan Mortgage Corp. - 1.3%
$34,250	0.12%, 01/19/2011		$34,248

	Federal National Mortgage Association - 3.3%
54,000	0.17%, 01/12/2011 - 01/19/2011		53,995
27,000	0.18%, 01/26/2011		26,997
			80,992
	Total U.S. government agencies
	(cost $115,240)		$115,240

U.S. GOVERNMENT SECURITIES - 3.8%
	Other Direct Federal Obligations - 3.8%
	Federal Home Loan Bank
$41,750	0.17%, 01/12/2011 - 01/28/2011		$41,746
54,000	0.18%, 01/21/2011 - 01/26/2011		53,994
			95,740
	Total U.S. government securities
	(cost $95,740)		$95,740

U.S. TREASURY BILLS - 11.0%
$75,000	0.08%, 01/27/2011		$74,996
200,000	0.13%, 01/13/2011 - 01/20/2011		199,988

	Total U.S. treasury bills
	(cost $274,984)		$274,984

	Total investments
	(cost $2,505,587) ▲	100.0%	$2,505,587
	Other assets and liabilities	–%	(54)
	Total net assets	100.0%	$2,505,533

The accompanying notes are an integral part of these financial statements.

4

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 18.9% of total net assets at December 31, 2010.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At December 31, 2010, the aggregate value of these securities was $602,881, which represents 24.06% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

Hartford Money Market HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$279,133	$–	$279,133	$–
Commercial Paper	1,252,131	–	1,252,131	–
Corporate Notes	222,508	–	222,508	–
Other Pools and Funds	–	–	–	–
Repurchase Agreements	265,851	–	265,851	–
U.S. Government Agencies	115,240	–	115,240	–
U.S. Government Securities	95,740	–	95,740	–
U.S. Treasury Bills	274,984	–	274,984	–
Total	$2,505,587	$–	$2,505,587	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

Hartford Money Market HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,505,587)	$2,505,587
Receivables:
Fund shares sold	5,051
Dividends and interest	1,024
Other assets	34
Total assets	2,511,696
Liabilities:
Payables:
Fund shares redeemed	5,697
Investment management fees	221
Accrued expenses	245
Total liabilities	6,163
Net assets	$2,505,533
Summary of Net Assets:
Capital stock and paid-in-capital	$2,505,533
Net assets	$2,505,533
Shares authorized	14,000,000
Par value	$0.001
Class IA: Net asset value per share	$1.00
Shares outstanding	2,086,014
Net assets	$2,086,014
Class IB: Net asset value per share	$1.00
Shares outstanding	419,519
Net assets	$419,519

The accompanying notes are an integral part of these financial statements.

7

Hartford Money Market HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$5
Interest	6,521
Total investment income, net	6,526

Expenses:
Investment management fees	10,612
Administrative service fees	1,053
Transfer agent fees	2
Custodian fees	5
Accounting services fees	292
Board of Directors' fees	62
Audit fees	53
Other expenses	549
Total expenses (before waivers)	12,628
Expense waivers	(6,102)
Custodian fee offset	—
Total waivers	(6,102)
Total expenses, net	6,526
Net investment income	—

Net Realized Gain on Investments:
Net realized gain on investments	4
Net Realized Gain on Investments	4
Net Gain on Investments	4
Payment from Affiliate	9,496
Net Increase in Net Assets Resulting from Operations	$9,500

The accompanying notes are an integral part of these financial statements.

8

Hartford Money Market HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$—	$861
Net realized gain on investments	4	34
Payment from affiliate	9,496	3,500
Net Increase In Net Assets Resulting From Operations	9,500	4,395
Distributions to Shareholders:
From net investment income
Class IA	—	(2,502)
Class IB	—	(316)
Total distributions	—	(2,818)
Capital Share Transactions:
Class IA
Sold	1,278,776	1,474,789
Issued on reinvestment of distributions	—	2,450
Redeemed	(2,020,865)	(3,085,660)
Total capital share transactions	(742,089)	(1,608,421)
Class IB
Sold	222,037	311,880
Issued on reinvestment of distributions	—	313
Redeemed	(352,170)	(538,756)
Total capital share transactions	(130,133)	(226,563)
Net decrease from capital share transactions	(872,222)	(1,834,984)
Net Decrease In Net Assets	(862,722)	(1,833,407)
Net Assets:
Beginning of period	3,368,255	5,201,662
End of period	$2,505,533	$3,368,255
Accumulated undistributed (distribution in excess of) net investment income	$—	$—
Shares:
Class IA
Sold	1,278,814	1,474,750
Issued on reinvestment of distributions	—	2,450
Redeemed	(2,020,865)	(3,085,660)
Total share activity	(742,051)	(1,608,460)
Class IB
Sold	222,045	311,872
Issued on reinvestment of distributions	—	313
Redeemed	(352,170)	(538,756)
Total share activity	(130,125)	(226,571)

The accompanying notes are an integral part of these financial statements.

9

Hartford Money Market HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Money Market HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds (“ETFs”), rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

10

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Normally, dividends are declared daily and distributed monthly.

f)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 5% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other

11

Hartford Money Market HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

g)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk.

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$—	$2,818

12

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2010.

As of December 31, 2010, the Fund utilized $4 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

13

Hartford Money Market HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, the Fund had no fee reductions.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.22%	0.32%	0.42%	0.42%	0.48%
Class IB	0.22	0.34	0.67	0.67	0.73

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s Distribution Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s Distribution Plan. Effective March 1, 2010, the Board of

14

Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s Distribution Plan. Effective September 1, 2010, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s Distribution Plan. Effective March 1, 2011, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s Distribution Plan. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board of Directors’ action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees.

In January and February 2009, the Fund’s distributor made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid notwithstanding reduction of 12b-1 fees.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $8. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Adminstrative Services Company ("HASCO"), an indirect wholly-owned subsidiary of The Hartford, provides direct investment transfer agent services to the Fund. The combined amounts compensated to HISC and HASCO can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

On September 25, 2009 and September 16, 2010, due to the realized losses incurred by the Fund, HL Advisers paid $3,500 and $9,496, respectively, to the Fund to provide support to the Fund’s $1.00 NAV. The payments had no impact on the Fund’s total return. These amounts are shown as an increase from payment from affiliate on the Statement of Changes in Net Assets.

5.	Investment Transactions:

For the year ended December 31, 2010, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $54,859,312 and $55,738,055, respectively.

15

Hartford Money Market HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	From (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$1.00	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1.00
IB	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2009
IA	1.00	–	–	–	–	–	–	–	–	–	1.00
IB	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2008
IA	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
IB	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00

For the Year Ended December 31, 2007
IA	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00
IB	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00

For the Year Ended December 31, 2006
IA	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00
IB	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)	Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

–%	$2,086,014	0.43%	0.22%	–%	N/A
–	419,519	0.43	0.22	–	–

0.06	2,820,121	0.48	0.32	0.02	N/A
0.05	548,134	0.53	0.34	0.00	–

2.15	4,427,230	0.47	0.42	2.01	N/A
1.89	774,432	0.72	0.67	1.80	–

4.95	2,224,124	0.47	0.42	4.83	N/A
4.69	452,976	0.72	0.67	4.58	–

4.69	1,558,433	0.48	0.48	4.63	N/A
4.43	319,926	0.73	0.73	4.38	–

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Money Market HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Money Market HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

18

Hartford Money Market HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

Hartford Money Market HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson(1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

20

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

Hartford Money Market HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,000.00	$1.30	$1,000.00	$1,023.91	$1.31	0.26%	184	365
Class IB	$1,000.00	$1,000.00	$1.29	$1,000.00	$1,023.91	$1.31	0.26%	184	365

22

Hartford Money Market HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Money Market HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

23

Hartford Money Market HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund had recently improved and was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and the Sub-adviser were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

24

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

25

Hartford Money Market HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-MM10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Series Fund, Inc.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Series Fund, Inc.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent product information including the applicable sales, administrative and other charges.

American Funds Asset Allocation HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

Citigroup Broad Investment-Grade Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1 Year	Since Inception

American Funds Asset Allocation HLS Fund IB	12.13%	0.50%
Barclays Capital U.S. Aggregate Index	6.54%	5.88%
Citigroup Broad Investment-Grade Bond Index	6.30%	6.04%
S&P 500 Index	15.08%	-1.31%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Asset Allocation HLS Fund returned 12.13% for the twelve-month period ended December 31, 2010, versus the returns of 15.08% for the S&P 500 Index, 6.30% for the Citigroup Broad Investment-Grade Bond Index and 6.54% for the Barclays Capital U.S. Aggregate Index. The Fund underperformed the 13.14% average return of the Lipper Mixed Asset Target Allocation Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Asset Allocation HLS Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Asset Allocation HLS Fund’s financial statements.

American Funds Blue Chip Income and Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds Blue Chip Income and Growth HLS Fund IB	11.98%	-1.46%
S&P 500 Index	15.08%	-1.31%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Blue Chip Income and Growth HLS Fund returned 11.98% for the twelve-month period ended December 31, 2010, versus the return of 15.08% for the S&P 500 Index. The Fund underperformed the 13.45% average return of the Lipper Large Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Blue Chip Income and Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Blue Chip Income and Growth HLS Fund’s financial statements.

American Funds Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks to maximize current income and preservation of capital.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds Bond HLS Fund IB	6.15%	2.55%
Barclays Capital U.S. Aggregate Index	6.54%	5.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Bond HLS Fund returned 6.15% for the twelve-month period ended December 31, 2010, versus the return of 6.54% for the Barclays Capital U.S. Aggregate Index. The Fund underperformed the 7.95% average return of the Lipper Corporate Debt Funds BBB-Rated VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Bond HLS Fund is directly related to the performance of the A merican Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Bond HLS Fund’s financial statements.

American Funds Global Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks a high level of total return over the long term.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

Barclays Capital Global Aggregate Index represents the global  investment-grade fixed-income markets.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds Global Bond HLS Fund IB	4.85%	4.68%
Barclays Capital Global Aggregate Index	5.54%	4.71%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Bond HLS Fund returned 4.85% for the twelve-month period ended December 31, 2010, versus the return of 5.54% for the Barclays Capital Global Aggregate Index. The Fund underperformed the 8.62% average return of the Lipper Global Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Bond HLS Fund’s financial statements.

American Funds Global Growth and Income HLS Fund inception 4/30/2008
 (advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital over time and current income.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 48 developed and emerging market country indices.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds Global Growth and Income HLS Fund IB	11.41%	-2.27%
MSCI All Country World Index	13.21%	-2.72%
MSCI World Index	12.34%	-3.31%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth and Income HLS Fund returned 11.41% for the twelve-month period ended December 31, 2010, versus the return of 13.21% for the MSCI All Country World Index and 12.34% for the MSCI World Index. The Fund underperformed the 13.23% average return of the Lipper Global Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth and Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth and Income HLS Fund’s financial statements.

American Funds Global Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds Global Growth HLS Fund IB	11.41%	0.43%
MSCI World Index	12.34%	-3.31%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth HLS Fund returned 11.41% for the twelve-month period ended December 31, 2010, versus the return of 12.34% for the MSCI World Index. The Fund underperformed the 15.82% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth HLS Fund’s financial statements.

American Funds Global Small Capitalization HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital over time.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

S&P Global < $3 Billion Index has been used since April 2008. The S&P Global indices better reflect the Fund's investment universe because they include both developed and developing countries.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds Global Small Capitalization HLS Fund IB	22.06%	0.00%
MSCI All Country World Small Cap Index	26.71%	4.95%
S&P Global < $3 Billion Index	26.71%	4.14%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Small Capitalization HLS Fund returned 22.06% for the twelve-month period ended December 31, 2010, versus the returns of 26.71% for the S&P Global < $3 Billion Index and 26.71% for the MSCI All Country World Small Cap Index. The Fund outperformed the 15.82% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Small Capitalization HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Small Capitalization HLS Fund’s financial statements.

American Funds Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds Growth HLS Fund IB	18.36%	-1.22%
S&P 500 Index	15.08%	-1.31%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Growth HLS Fund returned 18.36% for the twelve-month period ended December 31, 2010, versus the return of 15.08% for the S&P 500 Index. The Fund outperformed the 15.62% average return of the Lipper Large-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth HLS Fund’s financial statements.

American Funds Growth-Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital and income over time.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds Growth-Income HLS Fund IB	11.11%	-2.08%
S&P 500 Index	15.08%	-1.31%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Growth-Income HLS Fund returned 11.11% for the twelve-month period ended December 31, 2010, versus the return of 15.08% for the S&P 500 Index. The Fund underperformed the 13.45% average return of the Lipper Large-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth-Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth-Income HLS Fund’s financial statements.

American Funds International HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital over time.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

MSCI All Country World Free ex U.S. Index is a broad-based, unmanaged, market capitalization-weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds International HLS Fund IB	6.92%	-2.70%
MSCI All Country World Free ex U.S. Index	11.60%	-3.87%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds International HLS Fund returned 6.92% for the twelve-month period ended December 31, 2010, versus the return of 11.60% for the MSCI All Country World Free ex U.S. Index. The Fund underperformed the 9.21% average return of the Lipper International Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds International HLS Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds International HLS Fund’s financial statements.

American Funds New World HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital over time.

Performance Overview 4/30/08 - 12/31/10
Growth of $10,000 investment

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 48 developed and emerging market country indices.

MSCI Emerging Markets Index is a free float adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	Since
	Year	Inception

American Funds New World HLS Fund IB	17.54%	1.93%
MSCI All Country World Index	13.21%	-2.72%
MSCI Emerging Markets Index	19.20%	1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds New World HLS Fund returned 17.54% for the twelve-month period ended December 31, 2010, versus the returns of 13.21% for the MSCI All Country World Index and 19.20% for the MSCI Emerging Markets Index. The Fund underperformed the 18.61% average return of the Lipper Emerging Markets Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds New World HLS Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds New World HLS Fund’s financial statements.

American Funds Asset Allocation HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,584	American Funds Insurance Series – Asset
	Allocation Fund Class 1		$58,340

	Total investment companies
	(cost $48,993)		$58,340

	Total investments
	(cost $48,993) ▲	100.0%	$58,340
	Other assets and liabilities	–%	(14)
	Total net assets	100.0%	$58,326

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $50,751 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,589
Unrealized Depreciation	—
Net Unrealized Appreciation	$7,589

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$58,340
Total	$58,340

American Funds Blue Chip Income and Growth HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,680	American Funds Insurance Series – Blue
	Chip Income and Growth Fund Class 1		$34,040

	Total investment companies
	(cost $26,806)		$34,040

	Total investments
	(cost $26,806) ▲	100.0%	$34,040
	Other assets and liabilities	–%	(10)
	Total net assets	100.0%	$34,030

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $27,823 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,217
Unrealized Depreciation	—
Net Unrealized Appreciation	$6,217

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$34,040
Total	$34,040

The accompanying notes are an integral part of these financial statements.

American Funds Bond HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
19,344	American Funds Insurance Series – Bond Fund Class 1		$206,400

	Total investment companies (cost $195,934)		$206,400

	Total investments (cost $195,934) ▲	100.0%	$206,400
	Other assets and liabilities	–%	(40)
	Total net assets	100.0%	$206,360

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $196,860 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,540
Unrealized Depreciation	—
Net Unrealized Appreciation	$9,540

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$206,400
Total	$206,400

American Funds Global Bond HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,271	American Funds Insurance Series – Global Bond Fund Class 1		$38,666

	Total investment companies (cost $35,738)		$38,666

	Total investments (cost $35,738) ▲	100.0%	$38,666
	Other assets and liabilities	–%	(12)
	Total net assets	100.0%	$38,654

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $36,098 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,568
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,568

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$38,666
Total	$38,666

The accompanying notes are an integral part of these financial statements.

American Funds Global Growth and Income HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
9,164	American Funds Insurance Series – Global Growth and Income Fund Class 1		$91,274

	Total investment companies (cost $71,076)		$91,274

	Total investments (cost $71,076) ▲	100.0%	$91,274
	Other assets and liabilities	–%	(20)
	Total net assets	100.0%	$91,254

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $72,927 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,347
Unrealized Depreciation	—
Net Unrealized Appreciation	$18,347

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$91,274
Total	$91,274

American Funds Global Growth HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
1,585	American Funds Insurance Series – Global Growth Fund Class 1		$34,256

	Total investment companies (cost $26,705)		$34,256

	Total investments (cost $26,705) ▲	100.0%	$34,256
	Other assets and liabilities	–%	(11)
	Total net assets	100.0%	$34,245

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $28,262 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,994
Unrealized Depreciation	—
Net Unrealized Appreciation	$5,994

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$34,256
Total	$34,256

The accompanying notes are an integral part of these financial statements.

American Funds Global Small Capitalization HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,462	American Funds Insurance Series – Global Small Capitalization Fund Class 1		$75,016

	Total investment companies (cost $49,010)		$75,016

	Total investments (cost $49,010) ▲	100.0%	$75,016
	Other assets and liabilities	–%	(17)
	Total net assets	100.0%	$74,999

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $51,423 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,593
Unrealized Depreciation	—
Net Unrealized Appreciation	$23,593

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$75,016
Total	$75,016

American Funds Growth HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
6,503	American Funds Insurance Series – Growth Fund Class 1		$356,224

	Total investment companies (cost $260,415)		$356,224

	Total investments (cost $260,415) ▲	100.0%	$356,224
	Other assets and liabilities	–%	(62)
	Total net assets	100.0%	$356,162

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $269,297 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$86,927
Unrealized Depreciation	—
Net Unrealized Appreciation	$86,927

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$356,224
Total	$356,224

The accompanying notes are an integral part of these financial statements.

American Funds Growth-Income HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
5,392	American Funds Insurance Series - Growth-Income Fund Class 1		$185,873

	Total investment companies (cost $149,617)		$185,873

	Total investments (cost $149,617) ▲	100.0%	$185,873
	Other assets and liabilities	–%	(37)
	Total net assets	100.0%	$185,836

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $153,010 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,863
Unrealized Depreciation	—
Net Unrealized Appreciation	$32,863

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$185,873
Total	$185,873

American Funds International HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
13,061	American Funds Insurance Series - International Fund Class 1		$235,745

	Total investment companies (cost $189,944)		$235,745

	Total investments (cost $189,944) ▲	100.0%	$235,745
	Other assets and liabilities	–%	(43)
	Total net assets	100.0%	$235,702

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $195,082 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,663
Unrealized Depreciation	—
Net Unrealized Appreciation	$40,663

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$235,745
Total	$235,745

The accompanying notes are an integral part of these financial statements.

American Funds New World HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,105	American Funds Insurance Series – New World Fund Class 1		$72,274

	Total investment companies (cost $52,905)		$72,274

	Total investments (cost $52,905) ▲	100.0%	$72,274
	Other assets and liabilities	–%	(17)
	Total net assets	100.0%	$72,257

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $54,983 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,291
Unrealized Depreciation	—
Net Unrealized Appreciation	$17,291

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2010, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$72,274
Total	$72,274

The accompanying notes are an integral part of these financial statements.

[This page is intentionally left blank]

Hartford Series Fund, Inc.
Statements of Assets and Liabilities
December 31, 2010
(000’s Omitted)

		American Funds
		Blue Chip
	American Funds	Income and	American Funds
	Asset Allocation	Growth	Bond
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at market value @	$58,340	$34,040	$206,400
Receivables:
Investment securities sold	6	13	—
Fund shares sold	—	6	76
Other assets	5	4	11
Total assets	58,351	34,063	206,487
Liabilities:
Payables:
Investment securities purchased	—	—	4
Fund shares redeemed	6	18	71
Investment management fees	8	6	23
Distribution fees	3	2	11
Accrued expenses	8	7	18
Total liabilities	25	33	127
Net assets	$58,326	$34,030	$206,360
Summary of Net Assets:
Capital stock and paid-in-capital	$49,871	$27,850	$191,224
Accumulated undistributed net investment income	862	8	5,572
Accumulated net realized loss on investments	(1,754)	(1,062)	(902)
Unrealized appreciation of investments	9,347	7,234	10,466
Net assets	$58,326	$34,030	$206,360
Shares authorized	200,000	200,000	200,000
Par value	$0.001	$0.001	$0.001
Class IB: Net asset value per share	$9.74	$9.18	$10.21
Shares outstanding	5,988	3,707	20,213
Net assets	$58,326	$34,030	$206,360
@ Cost of securities	$48,993	$26,806	$195,934

The accompanying notes are an integral part of these financial statements.

	American Funds		American Funds
American Funds	Global Growth	American Funds	Global Small	American Funds	American Funds	American Funds	American Funds
Global Bond	and Income	Global Growth	Capitalization	Growth	Growth-Income	International	New World
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$38,666	$91,274	$34,256	$75,016	$356,224	$185,873	$235,745	$72,274

2	—	9	—	—	—	—	—
—	9	3	56	116	50	65	83
4	11	6	9	39	18	31	13
38,672	91,294	34,274	75,081	356,379	185,941	235,841	72,370

—	5	—	49	83	40	16	67
2	4	12	7	33	10	48	16
6	16	8	13	58	29	44	17
2	5	2	4	19	10	13	4
8	10	7	9	24	16	18	9
18	40	29	82	217	105	139	113
$38,654	$91,254	$34,245	$74,999	$356,162	$185,836	$235,702	$72,257

$34,808	$72,460	$27,909	$50,181	$270,170	$153,779	$191,589	$54,379
962	1,921	363	865	10	2	3,792	796
(44)	(3,325)	(1,578)	(2,053)	(9,827)	(4,201)	(5,480)	(2,287)
2,928	20,198	7,551	26,006	95,809	36,256	45,801	19,369
$38,654	$91,254	$34,245	$74,999	$356,162	$185,836	$235,702	$72,257
200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000
$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
$10.86	$9.06	$9.74	$9.92	$9.38	$9.00	$8.96	$10.24
3,561	10,077	3,516	7,559	37,983	20,642	26,301	7,058
$38,654	$91,254	$34,245	$74,999	$356,162	$185,836	$235,702	$72,257
$35,738	$71,076	$26,705	$49,010	$260,415	$149,617	$189,944	$52,905

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc.
Statements of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

		American Funds
		Blue Chip
	American Funds	Income and	American Funds
	Asset Allocation	Growth	Bond
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends from underlying funds	$1,140	$607	$6,693
Total investment income	1,140	607	6,693

Expenses:
Investment management fees	325	222	1,015
Distribution fees - Class IB	125	74	508
Custodian fees	1	1	1
Accounting services fees	5	3	20
Board of Directors' fees	2	1	5
Audit fees	6	5	8
Other expenses	13	11	70
Total expenses (before waivers)	477	317	1,627
Expense waivers	(200)	(148)	(507)
Total waivers	(200)	(148)	(507)
Total expenses, net	277	169	1,120
Net investment income	863	438	5,573

Net Realized Gain (Loss) on Investments:
Net realized gain (loss) on investments in underlying funds	(546)	(323)	(327)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	5,634	3,422	6,464
Net Gain on Investments	5,088	3,099	6,137
Net Increase in Net Assets Resulting from Operations	$5,951	$3,537	$11,710

The accompanying notes are an integral part of these financial statements.

	American Funds		American Funds
American Funds	Global Growth	American Funds	Global Small	American Funds	American Funds	American Funds	American Funds
Global Bond	and Income	Global Growth	Capitalization	Growth	Growth-Income	International	New World
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$1,185	$2,397	$541	$1,233	$3,079	$2,962	$4,988	$1,144
1,185	2,397	541	1,233	3,079	2,962	4,988	1,144

291	684	311	515	2,363	1,193	1,809	673
97	214	78	161	788	426	532	153
1	1	1	1	1	1	1	1
4	9	3	6	31	17	21	6
2	3	1	2	7	5	5	2
6	6	5	6	10	8	9	6
14	23	11	30	103	46	93	25
415	940	410	721	3,303	1,696	2,470	866
(194)	(470)	(233)	(354)	(1,575)	(767)	(1,277)	(520)
(194)	(470)	(233)	(354)	(1,575)	(767)	(1,277)	(520)
221	470	177	367	1,728	929	1,193	346
964	1,927	364	866	1,351	2,033	3,795	798

393	(2,373)	(429)	17	(6,158)	(3,498)	(1,534)	(531)

408	9,401	3,570	12,561	60,757	20,125	14,307	9,905
801	7,028	3,141	12,578	54,599	16,627	12,773	9,374
$1,765	$8,955	$3,505	$13,444	$55,950	$18,660	$16,568	$10,172

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc.

Statements of Changes in Net Assets
(000’s Omitted)

	American Funds		American Funds
	Asset Allocation		Blue Chip Income and Growth
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$863	$880	$438	$441
Net realized gain (loss) on investments	(546)	(1,208)	(323)	(629)
Net unrealized appreciation of investments	5,634	9,237	3,422	6,730
Net increase in net assets resulting from operations	5,951	8,909	3,537	6,542
Distributions to Shareholders:
From net investment income
Class IB	(881)	(708)	(871)	(304)
From net realized gain on investments
Class IB	—	(172)	—	(134)
Total distributions	(881)	(880)	(871)	(438)
Capital Share Transactions:
Class IB
Sold	11,541	19,805	6,415	12,256
Issued on reinvestment of distributions	881	880	871	438
Redeemed	(7,734)	(6,458)	(4,952)	(2,950)
Net increase (decrease) from capital share transactions	4,688	14,227	2,334	9,744
Net increase in net assets	9,758	22,256	5,000	15,848
Net Assets:
Beginning of period	48,568	26,312	29,030	13,182
End of period	$58,326	$48,568	$34,030	$29,030
Accumulated undistributed (distribution in excess of) net investment income	$862	$880	$8	$441
Shares:
Class IB
Sold	1,262	2,619	747	1,842
Issued on reinvestment of distributions	105	107	104	57
Redeemed	(866)	(838)	(585)	(415)
Total share activity	501	1,888	266	1,484

The accompanying notes are an integral part of these financial statements.

American Funds		American Funds		American Funds		American Funds
Bond		Global Bond		Global Growth and Income		Global Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2010	2009	2010	2009	2010	2009	2010	2009

$5,573	$4,624	$964	$403	$1,927	$1,594	$364	$285
(327)	(328)	393	(15)	(2,373)	(935)	(429)	(1,113)
6,464	9,960	408	2,709	9,401	24,092	3,570	9,500
11,710	14,256	1,765	3,097	8,955	24,751	3,505	8,672

(4,625)	(3,303)	(405)	(966)	(1,600)	(1,283)	(286)	(408)

—	(8)	(31)	—	—	(23)	—	(349)
(4,625)	(3,311)	(436)	(966)	(1,600)	(1,306)	(286)	(757)

50,638	109,784	8,267	17,624	8,826	25,994	5,363	11,058
4,625	3,311	436	966	1,600	1,306	286	757
(37,538)	(10,087)	(9,911)	(4,574)	(15,289)	(6,048)	(5,080)	(4,763)
17,725	103,008	(1,208)	14,016	(4,863)	21,252	569	7,052
24,810	113,953	121	16,147	2,492	44,697	3,788	14,967

181,550	67,597	38,533	22,386	88,762	44,065	30,457	15,490
$206,360	$181,550	$38,654	$38,533	$91,254	$88,762	$34,245	$30,457
$5,572	$4,624	$962	$403	$1,921	$1,594	$363	$285

4,984	11,643	774	1,765	1,056	4,119	614	1,566
449	346	41	95	209	177	35	94
(3,670)	(1,067)	(934)	(453)	(1,885)	(874)	(583)	(629)
1,763	10,922	(119)	1,407	(620)	3,422	66	1,031

The accompanying notes are an integral part of these financial statements

Hartford Series Fund, Inc.

Statements of Changes in Net Assets – (continued)
(000’s Omitted)

	American Funds		American Funds
	Global Small Capitalization		Growth
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$866	$9	$1,351	$988
Net realized gain (loss) on investments	17	(2,053)	(6,158)	(3,610)
Net unrealized appreciation of investments	12,561	21,509	60,757	78,080
Net increase in net assets resulting from operations	13,444	19,465	55,950	75,458
Distributions to Shareholders:
From net investment income
Class IB	(10)	(27)	(1,529)	(1,044)
From net realized gain on investments
Class IB	—	(355)	—	(2,508)
Total distributions	(10)	(382)	(1,529)	(3,552)
Capital Share Transactions:
Class IB
Sold	15,106	29,463	40,109	115,449
Issued on reinvestment of distributions	10	382	1,529	3,552
Redeemed	(15,070)	(7,216)	(36,556)	(17,136)
Net increase from capital share transactions	46	22,629	5,082	101,865
Net increase in net assets	13,480	41,712	59,503	173,771
Net Assets:
Beginning of period	61,519	19,807	296,659	122,888
End of period	$74,999	$61,519	$356,162	$296,659
Accumulated undistributed (distribution in excess of)net investment income	$865	$9	$10	$188
Shares:
Class IB
Sold	1,752	4,682	4,951	18,078
Issued on reinvestment of distributions	1	53	169	483
Redeemed	(1,761)	(1,055)	(4,417)	(2,450)
Total share activity	(8)	3,680	703	16,111

The accompanying notes are an integral part of these financial statements

American Funds		American Funds		American Funds
Growth-Income		International		New World
HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2010	2009	2010	2009	2010	2009

$2,033	$1,902	$3,795	$2,097	$798	$582
(3,498)	(660)	(1,534)	(3,055)	(531)	(1,702)
20,125	36,393	14,307	53,947	9,905	17,641
18,660	37,635	16,568	52,989	10,172	16,521

(2,183)	(2,102)	(2,100)	(2,217)	(584)	(495)

—	(849)	(715)	(1,535)	—	(336)
(2,183)	(2,951)	(2,815)	(3,752)	(584)	(831)

20,249	66,615	45,834	80,354	15,738	24,600
2,183	2,951	2,815	3,752	584	831
(21,763)	(9,599)	(23,958)	(14,910)	(12,231)	(6,476)
669	59,967	24,691	69,196	4,091	18,955
17,146	94,651	38,444	118,433	13,679	34,645

168,690	74,039	197,258	78,825	58,578	23,933
$185,836	$168,690	$235,702	$197,258	$72,257	$58,578
$2	$152	$3,792	$2,097	$796	$582

2,472	9,935	5,579	11,739	1,707	3,453
248	375	366	483	67	106
(2,648)	(1,329)	(2,863)	(1,946)	(1,374)	(888)
72	8,981	3,082	10,276	400	2,671

The accompanying notes are an integral part of these financial statements

Hartford Series Fund, Inc.
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of twenty-nine portfolios, eleven portfolios of which are included in these financial statements (each a “Fund” or together the “Funds”). These eleven portfolios of the Company are American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a diversified open-end management investment company, except for American Funds Global Bond HLS Fund, which is non-diversified.

The Funds operate in the manner of a fund of funds, investing in shares of underlying mutual funds (the “Underlying Funds”). Each Underlying Fund is offered by American Funds Insurance Series, and is a registered open-end investment company. The Funds and their related Underlying Funds are listed below:

Fund	Underlying Fund
American Funds Asset Allocation HLS Fund	Asset Allocation Fund Class 1
American Funds Blue Chip Income and Growth HLS Fund	Blue Chip Income and Growth Fund Class 1
American Funds Bond HLS Fund	Bond Fund Class 1
American Funds Global Bond HLS Fund	Global Bond Fund Class 1
American Funds Global Growth and Income HLS Fund	Global Growth and Income Fund Class 1
American Funds Global Growth HLS Fund	Global Growth Fund Class 1
American Funds Global Small Capitalization HLS Fund	Global Small Capitalization Fund Class 1
American Funds Growth HLS Fund	Growth Fund Class 1
American Funds Growth-Income HLS Fund	Growth-Income Fund Class 1
American Funds International HLS Fund	International Fund Class 1
American Funds New World HLS Fund	New World Fund Class 1

The Underlying Funds’ accounting policies are outlined in the Underlying Funds’ shareholder report, which accompanies this report.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in the Underlying Funds are valued at the respective NAV of each Underlying Fund at the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern Time, referred to as the “Valuation Time”) on the valuation date. Valuation of securities held by the Underlying Funds is discussed in Notes to Financial Statements of the Underlying Funds, which are included in the Underlying Funds’ shareholder report, accompanying this report.

Various inputs are used in determining the value of a Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities.
•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2010, the Funds held no Level 3 securities, therefore no reconciliations of Level 3 securities are presented.

For additional information, refer to the investment valuation hierarchy level summary which follows the Schedule of Investments for each Fund.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined for each Fund by dividing the Fund’s net assets by the number of shares outstanding. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

d)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

e)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporate Law and the federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of RIC. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows:

	For the Year Ended			For the Year Ended
	December 31, 2010			December 31, 2009
		Long-	Tax		Long-	Tax
		Term	return		Term	return
	Ordinary	Capital	of	Ordinary	Capital	of
	Income	Gains(a)	capital	Income	Gains(a)	capital
American Funds Asset Allocation HLS Fund	$881	$—	$—	$708	$172	$—
American Funds Blue Chip Income and Growth HLS Fund	871	—	—	304	134	—
American Funds Bond HLS Fund	4,625	—	—	3,303	8	—
American Funds Global Bond HLS Fund	405	31	—	966	—	—
American Funds Global Growth and Income HLS Fund	1,600	—	—	1,283	23	—
American Funds Global Growth HLS Fund	286	—	—	408	349	—
American Funds Global Small Capitalization HLS Fund	10	—	—	27	355	—
American Funds Growth HLS Fund	1,529	—	—	1,044	2,508	—
American Funds Growth-Income HLS Fund	2,183	—	—	2,102	849	—
American Funds International HLS Fund	2,100	715	—	2,217	1,535	—
American Funds New World HLS Fund	584	—	—	495	336	—

(a) The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

 As of December 31, 2010, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses	(Depreciation)@	(Deficit)
American Funds Asset Allocation HLS Fund	$862	$4	$–	$7,589	$8,455
American Funds Blue Chip Income and Growth
HLS Fund	8	–	(45)	6,217	6,180
American Funds Bond HLS Fund	5,572	24	–	9,540	15,136
American Funds Global Bond HLS Fund	962	315	–	2,569	3,846
American Funds Global Growth and Income
HLS Fund	1,921	–	(1,474)	18,347	18,794
American Funds Global Growth HLS Fund	363	–	(20)	5,993	6,336
American Funds Global Small Capitalization
HLS Fund	865	360	–	23,593	24,818
American Funds Growth HLS Fund	10	–	(945)	86,927	85,992
American Funds Growth-Income HLS Fund	2	–	(808)	32,863	32,057
American Funds International HLS Fund	3,792	–	(342)	40,663	44,113
American Funds New World HLS Fund	796	–	(209)	17,291	17,878

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses.

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Funds recorded no reclassifications.

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), certain of the Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2011	2012	2013	2014	2015	2016	2017	2018	Total
American Funds Blue Chip Income and Growth HLS Fund	$—	$—	$—	$—	$—	$—	$—	$45	$45
American Funds Global Growth and Income HLS Fund	—	—	—	—	—	—	—	1,457	1,457
American Funds Global Growth HLS Fund	—	—	—	—	—	—	—	20	20
American Funds Growth HLS Fund	—	—	—	—	—	—	—	848	848
American Funds Growth-Income HLS Fund	—	—	—	—	—	—	—	701	701
American Funds International HLS Fund	—	—	—	—	—	—	—	332	332
American Funds New World HLS Fund	—	—	—	—	—	—	—	209	209

As of December 31, 2010, the following Funds elected to defer the following post-October losses:

	Ordinary	Long-Term
	Income	Capital Gain
American Funds Global Growth and Income HLS Fund	$—	$17
American Funds Growth HLS Fund	—	97
American Funds Growth-Income HLS Fund	—	107
American Funds International HLS Fund	—	10

f)
Accounting for Uncertainty in Income Taxes – The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to HL Advisors for investment management services rendered during the year ended December 31, 2010. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
American Funds Asset Allocation HLS Fund	0.65%
American Funds Blue Chip Income and Growth HLS Fund	0.75%
American Funds Bond HLS Fund	0.50%
American Funds Global Bond HLS Fund	0.75%
American Funds Global Growth and Income HLS Fund	0.80%
American Funds Global Growth HLS Fund	1.00%
American Funds Global Small Capitalization HLS Fund	0.80%
American Funds Growth HLS Fund	0.75%
American Funds Growth-Income HLS Fund	0.70%
American Funds International HLS Fund	0.85%
American Funds New World HLS Fund	1.10%

*
HL Advisors has entered into an agreement under which it will waive a portion of its investment management fee with respect to each Fund for as long as that Fund is invested in its corresponding Underlying Fund. The net investment management fee under the agreement with HL Advisors, after giving effect to the waiver, is 0.25% of the average daily net assets for each Fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Funds, HLIC provides accounting services to the Funds and receives monthly compensation of 0.01% of each Fund’s average daily net assets. These fees are accrued daily and paid monthly.

c)
Other Related Party Transactions – Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Funds’ chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $3. These fees are accrued daily and paid monthly.

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the year ended December 31, 2010, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding U.S.	Excluding U.S.
	Government	Government
	Obligations	Obligations
American Funds Asset Allocation HLS Fund	$10,371	$5,701
American Funds Blue Chip Income and Growth HLS Fund	5,286	3,386
American Funds Bond HLS Fund	44,650	25,974
American Funds Global Bond HLS Fund	6,599	7,279
American Funds Global Growth and Income HLS Fund	6,763	11,300
American Funds Global Growth HLS Fund	4,155	3,510
American Funds Global Small Capitalization HLS Fund	11,133	10,230
American Funds Growth HLS Fund	26,977	22,069
American Funds Growth-Income HLS Fund	13,478	12,959
American Funds International HLS Fund	39,933	14,259
American Funds New World HLS Fund	11,540	7,234

6.	Line of Credit:

The Funds, along with several other Hartford funds, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Funds did not have any borrowings under this facility.

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Hartford Series Fund, Inc.
Financial Highlights

	─Selected Per-Share Data(A) ─											─Ratios and Supplemental Data ─
			Net
			Realized
			and Un-			Distrib-		Net					Ratio of		Ratio of
		Net	realized		Dividends	utions		Increase					Expenses to		Expenses to		Ratio of Net
	Net Asset	Invest-	Gain		from Net	from		(Decrease)	Net Asset				Average		Average		Investment
	Value at	ment	(Loss) on	Total from	Invest-	Realized	Total	in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	Invest-	Investment	ment	Capital	Distri-	Asset	End of	Total		at End of	Before		After		Average Net		Turnover
Class	of Period	(Loss)	ments	Operations	Income	Gains	butions	Value	Period	Return(B)		Period	Waivers(C)		Waivers(C)		Assets		Rate
American Funds Asset Allocation HLS Fund
For the Year Ended December 31, 2010
IB	$8.85	$0.14	$0.91	$1.05	$(0.16)	$–	$(0.16)	$0.89	$9.74	12.13%		$58,326	0.95%		0.55%		1.73%		11%
For the Year Ended December 31, 2009(a)
IB	7.31	0.18	1.53	1.71	(0.14)	(0.03)	(0.17)	1.54	8.85	23.59		48,568	0.95		0.55		2.33		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(D)	10.00	0.19	(2.88)	(2.69)	–	–	–	(2.69)	7.31	(26.88	)(E)	26,312	0.99	(F)	0.59	(F)	8.02	(F)	–
American Funds Blue Chip Income and Growth HLS Fund
For the Year Ended December 31, 2010
IB	8.44	0.12	0.86	0.98	(0.24)	–	(0.24)	0.74	9.18	11.98		34,030	1.07		0.57		1.48		11
For the Year Ended December 31, 2009(a)
IB	6.74	0.15	1.68	1.83	(0.09)	(0.04)	(0.13)	1.70	8.44	27.46		29,030	1.07		0.57		2.06		6
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(D)	10.00	0.14	(3.40)	(3.26)	–	–	–	(3.26)	6.74	(32.64	)(E)	13,182	1.17	(F)	0.67	(F)	6.79	(F)	3
American Funds Bond HLS Fund
For the Year Ended December 31, 2010
IB	9.84	0.26	0.35	0.61	(0.24)	–	(0.24)	0.37	10.21	6.15		206,360	0.80		0.55		2.75		13
For the Year Ended December 31, 2009(a)
IB	8.98	0.35	0.74	1.09	(0.23)	–	(0.23)	0.86	9.84	12.23		181,550	0.78		0.53		3.75		2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(D)	10.00	0.44	(1.46)	(1.02)	–	–	–	(1.02)	8.98	(10.21	)(E)	67,597	0.80	(F)	0.55	(F)	16.32	(F)	5
American Funds Global Bond HLS Fund
For the Year Ended December 31, 2010
IB	10.47	0.27	0.24	0.51	(0.11)	(0.01)	(0.12)	0.39	10.86	4.85		38,654	1.07		0.57		2.49		17
For the Year Ended December 31, 2009(a)
IB	9.85	0.13	0.79	0.92	(0.30)	–	(0.30)	0.62	10.47	9.43		38,533	1.06		0.56		1.29		5
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(D)	10.00	0.42	(0.57)	(0.15)	–	–	–	(0.15)	9.85	(1.51	)(E)	22,386	1.10	(F)	0.60	(F)	13.11	(F)	42
American Funds Global Growth and Income HLS Fund
For the Year Ended December 31, 2010
IB	8.30	0.20	0.72	0.92	(0.16)	–	(0.16)	0.76	9.06	11.41		91,254	1.10		0.55		2.25		8
For the Year Ended December 31, 2009(a)
IB	6.06	0.16	2.21	2.37	(0.13)	–	(0.13)	2.24	8.30	39.37		88,762	1.09		0.54		2.39		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	(D) 10.00	0.17	(4.11)	(3.94)	–	–	–	(3.94)	6.06	(39.43	)(E)	44,065	1.11	(F)	0.56	(F)	8.24	(F)	–
American Funds Global Growth HLS Fund
For the Year Ended December 31, 2010
IB	8.83	0.10	0.89	0.99	(0.08)	–	(0.08)	0.91	9.74	11.41		34,245	1.32		0.57		1.17		11
For the Year Ended December 31, 2009(a)
IB	6.40	0.09	2.57	2.66	(0.12)	(0.11)	(0.23)	2.43	8.83	41.78		30,457	1.32		0.57		1.24		12
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(D)	10.00	0.15	(3.75)	(3.60)	–	–	–	(3.60)	6.40	(35.95	)(E)	15,490	1.37	(F)	0.62	(F)	5.68	(F)	–
American Funds Global Small Capitalization HLS Fund
For the Year Ended December 31, 2010
IB	8.13	0.11	1.68	1.79	–	–	–	1.79	9.92	22.06		74,999	1.12		0.57		1.35		16
For the Year Ended December 31, 2009(a)
IB	5.10	–	3.08	3.08	–	(0.05)	(0.05)	3.03	8.13	60.77		61,519	1.10		0.55		0.02		10
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(D)	10.00	(0.01)	(4.89)	(4.90)	–	–	–	(4.90)	5.10	(49.04	)(E)	19,807	1.16	(F)	0.61	(F)	(0.62	) (F)	–
(a)	Per share amounts have been calculated using the average shares method.

	─Selected Per-Share Data(A) ─											─Ratios and Supplemental Data ─
			Net
			Realized
			and Un-			Distrib-		Net					Ratio of		Ratio of
		Net	realized		Dividends	utions		Increase					Expenses to		Expenses to		Ratio of Net
	Net Asset	Invest-	Gain		from Net	from		(Decrease)	Net Asset				Average		Average		Investment
	Value at	ment	(Loss) on	Total from	Invest-	Realized	Total	in Net	Value at			Net Assets at	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	Invest-	Investment	ment	Capital	Distri-	Asset	End of	Total		End of	Before		After		Average Net		Turnover
Class	of Period	(Loss)	ments	Operations	Income	Gains	butions	Value	Period	Return(B)		Period	Waivers(C)		Waivers(C)		Assets		Rate
American Funds Growth HLS Fund
For the Year Ended December 31, 2010
IB	$7.96	$0.04	$1.42	$1.46	$(0.04)	$–	$(0.04)	$1.42	$9.38	18.36%		$356,162	1.05%		0.55%		0.43%		7%
For the Year Ended December 31, 2009(D)
IB	5.81	0.03	2.22	2.25	(0.03)	(0.07)	(0.10)	2.15	7.96	39.02		296,659	1.03		0.53		0.47		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(E)	10.00	0.07	(4.18)	(4.11)	(0.08)	–	(0.08)	(4.19)	5.81	(41.18	)(F)	122,888	1.03	(G)	0.53	(G)	3.39	(G)	–
American Funds Growth-Income HLS Fund
For the Year Ended December 31, 2010
IB	8.20	0.10	0.81	0.91	(0.11)	–	(0.11)	0.80	9.00	11.11		185,836	0.99		0.54		1.19		8
For the Year Ended December 31, 2009(D)
IB	6.39	0.11	1.86	1.97	(0.11)	(0.05)	(0.16)	1.81	8.20	30.85		168,690	0.98		0.53		1.56		1
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(E)	10.00	0.13	(3.63)	(3.50)	(0.11)	–	(0.11)	(3.61)	6.39	(34.98	)(F)	74,039	0.99	(G)	0.54	(G)	5.87	(G)	–
American Funds International HLS Fund
For the Year Ended December 31, 2010
IB	8.50	0.13	0.44	0.57	(0.08)	(0.03)	(0.11)	0.46	8.96	6.92		235,702	1.16		0.56		1.78		7
For the Year Ended December 31, 2009(D)
IB	6.09	0.11	2.48	2.59	(0.11)	(0.07)	(0.18)	2.41	8.50	42.75		197,258	1.13		0.53		1.53		7
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(E)	10.00	0.16	(4.07)	(3.91)	–	–	–	(3.91)	6.09	(39.10	)(F)	78,825	1.14	(G)	0.54	(G)	8.05	(G)	–
American Funds New World HLS Fund
For the Year Ended December 31, 2010
IB	8.80	0.11	1.42	1.53	(0.09)	–	(0.09)	1.44	10.24	17.54		72,257	1.42		0.57		1.30		12
For the Year Ended December 31, 2009(D)
IB	6.00	0.10	2.84	2.94	(0.08)	(0.06)	(0.14)	2.80	8.80	49.14		58,578	1.40		0.55		1.44		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(E)	10.00	0.11	(4.11)	(4.00)	–	–	–	(4.00)	6.00	(39.97	)(F)	23,933	1.44	(G)	0.59	(G)	5.06	(G)	1

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Expense ratios do not include expenses of the underlying funds.
(D)	Per share amounts have been calculated using the average shares method.
(E)	Commenced operations on April 30, 2008.
(F)	Not annualized.
(G)	Annualized.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of Hartford Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund (eleven of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Hartford Series Fund, Inc. at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

Hartford Series Fund, Inc.
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Hartford Series Fund, Inc.
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Hartford Series Fund, Inc.
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Hartford Series Fund, Inc.
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning Account	Account Value	June 30,	Annualized	current	in the
	Account Value	December 31,	through	Value June 30,	December 31,	2010 through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	2010	2010	December 31, 2010	ratio	year	year
American Funds Asset Allocation HLS Fund
Class IB	$1,000.00	$1,184.00	$3.14	$1,000.00	$1,022.33	$2.91	0.57%	184	365
American Funds Blue Chip Income and Growth HLS Fund
Class IB	$1,000.00	$1,208.93	$3.29	$1,000.00	$1,022.22	$3.01	0.59%	184	365
American Funds Bond HLS Fund
Class IB	$1,000.00	$1,015.90	$2.85	$1,000.00	$1,022.38	$2.86	0.56%	184	365
American Funds Global Bond HLS Fund
Class IB	$1,000.00	$1,057.59	$3.08	$1,000.00	$1,022.21	$3.03	0.59%	184	365
American Funds Global Growth and Income HLS Fund
Class IB	$1,000.00	$1,223.93	$3.20	$1,000.00	$1,022.33	$2.91	0.57%	184	365
American Funds Global Growth HLS Fund
Class IB	$1,000.00	$1,244.19	$3.35	$1,000.00	$1,022.22	$3.02	0.59%	184	365
American Funds Global Small Capitalization HLS Fund
Class IB	$1,000.00	$1,279.14	$3.37	$1,000.00	$1,022.25	$2.99	0.59%	184	365
American Funds Growth HLS Fund
Class IB	$1,000.00	$1,253.76	$3.20	$1,000.00	$1,022.37	$2.87	0.56%	184	365
American Funds Growth-Income HLS Fund
Class IB	$1,000.00	$1,223.28	$3.12	$1,000.00	$1,022.40	$2.84	0.56%	184	365
American Funds International HLS Fund
Class IB	$1,000.00	$1,234.91	$3.25	$1,000.00	$1,022.30	$2.94	0.58%	184	365
American Funds New World HLS Fund
Class IB	$1,000.00	$1,242.46	$3.36	$1,000.00	$1,022.21	$3.03	0.59%	184	365

Hartford Series Fund, Inc.
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc. including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Funds for HL Investment Advisors, LLC (“HL Advisors”) (the “Agreement”). Each Fund invests all of its assets directly in a corresponding portfolio of the American Funds Insurance Series (each a “Master Fund,” and collectively, the “Master Funds”) that is advised by Capital Research and Management Company (“CRMC”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from HL Advisors to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by HL Advisors and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds’ contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Funds’ management fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations used by HL Advisors in connection with the continuation of the Agreement.

In determining to continue the Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent And Quality Of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by HL Advisors. The Board considered, among other things, the terms of the Agreement and the range of services provided by HL Advisors. In this regard, the Board considered that because of the master-feeder structure, the portfolio management services provided by HL Advisors to each Fund are limited to selecting one of the Master Funds, investing a Fund’s assets in that Master Fund, and monitoring the Master Fund’s performance as an investment for the Fund. The Board also considered that certain administrative services, such as oversight of service providers, production of Fund registration statements and shareholder reports, and provision of information to the Board, are also provided by HL Advisors under the Agreement. The Board considered HL Advisors’ reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to each Fund. In addition, the Board considered the quality of HL Advisors’ communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning HL Advisors’ regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors’ compliance policies and procedures, compliance history,

Hartford Series Fund, Inc.
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and a report from the Funds’ Chief Compliance Officer on HL Advisors’ compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors’ support of the Funds’ compliance control structure, particularly the resources devoted by HL Advisors in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates. Further, the Board considered the possibility that at some point in the future, HL Advisors may recommend the withdrawal of one or more of the Funds from the master-feeder structure and the management of the Funds’ assets directly or through a sub-adviser.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors.

Performance of the Funds

The Board considered the investment performance of the Funds. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by HL Advisors and Lipper concerning Fund performance. The Board noted that the performance of each Fund was within expectations in light of each Fund’s strategy of investing all of its assets in a corresponding Master Fund.

The Board noted that the performance of each Fund is based on the Fund’s corresponding Master Fund. The Board noted that CRMC uses a system of multiple portfolio counselors in managing the Master Funds’ assets. Under this approach, the portfolio of a Master Fund is divided into segments managed by individual portfolio counselors who decide how their respective segment will be invested within the limits provided by a Master Fund’s investment objective, policies and restrictions and subject to the oversight of CRMC’s investment committee.

In light of all the considerations noted above, the Board concluded that while there could be no guarantee of future results, the overall performance of the Master Funds was satisfactory.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ costs to provide administrative services and certain advisory services to the Funds and the profitability to it and its affiliates from managing the Funds. The Board considered that HL Advisors offers a contractual management fee waiver on each of the Funds for as long as each Fund remains invested in a Master Fund. Under the waiver, HL Advisors retains a net contractual management fee of 0.25% of each Fund’s average daily net assets in order to compensate it for the administrative services and certain advisory services that HL Advisors provides each Fund under the Agreement. The Board noted that the future profitability of each Fund to HL Advisors would depend on the growth of assets under management. In evaluating HL Advisors’ profitability, the Board considered HL Advisors’ representation that the level of profitability was fair and appropriate based on the nature and quality of the services to be provided to the Funds’ shareholders. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the Agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Expenses

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. The Board noted that each Fund and its shareholders bears the fees and expenses of the Fund and the Master Fund in which it invests, with the result that each Fund’s expenses are generally higher than those of other mutual funds that invest directly in securities. The Board also considered that each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund’s expenses.

The Board reviewed written materials from Lipper providing comparative information about each Fund’s management fees and overall expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of HL Advisors, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding HL Advisors’ realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board took note that the investment advisory fee schedule for each Master Fund includes breakpoints that are designed to reduce the investment advisory fee rate as the Master Fund’s average daily net assets increase. Therefore, shareholders of the Funds are expected to receive an indirect benefit from economies of scale at the Master Fund level since the amount of the advisory fee a Fund pays CRMC should decrease as the corresponding Master Fund’s average daily net assets increase. The Board also took note that even if the amount of the advisory fee paid by a Fund decreases as a result of economies of scale at the Master Fund level, the amount of the Fund’s advisory fee retained by HL Advisors will not increase. Therefore, HL Advisors will not benefit from any economies of scale realized at the Master Fund level. Instead, any economies of scale at the Master Fund level will be passed on to the shareholders of the relevant Fund. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Funds’ shareholders. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to HL Advisors and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life Insurance Company (“HLIC”), an affiliate of HL Advisors, receives fees from the Funds for providing fund accounting services, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Funds’ transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Funds. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Funds were fair and reasonable based on publicly available information.

Hartford Series Fund, Inc.
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

AFHLSSAR-10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Small Company HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Small Company HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Small Company HLS Fund inception 08/09/1996
(subadvised by: Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index  growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year
Small Company IA	24.13%	4.50%	4.58%
Small Company IB	23.83%	4.25%	4.34%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Steven C. Angeli, CFA	Stephen Mortimer	Mario E. Abularach, CFA, CMT	Jamie A. Rome, CFA*	Mammen Chally, CFA*
Senior Vice President	Senior Vice President	Vice President	Senior Vice President	Vice President
Equity Research Analyst

How did the Fund perform?

The Class IA shares of the Hartford Small Company HLS Fund returned 24.13% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the Russell 2000 Growth Index which returned 29.09% for the same period. The Fund also underperformed the 27.81% return of the average fund in the Lipper Small-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2010 was a volatile period. Through late April U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April until the end of August risk aversion rose and equities fell on concerns that the global economy could slip back into recession. Sovereign debt concerns, solvency issues in the Euro-zone, and slowing economic growth in the U.S. and around the globe pressured markets as the sustainability of corporate earnings growth came into question. Markets rose steadily from September through the end of the period on improving U.S. and German economic news, further quantitative easing from the U.S. Federal Reserve, and the extension of U.S. personal income tax cuts.

In this environment, small-cap, mid-cap and large-cap stocks all registered positive returns over the twelve-month period, with small- and mid-cap stocks outperforming large-cap stocks, as measured by the Russell 2000 (+26.9%), S&P MidCap 400 (+26.6%) and S&P 500 (+15.1%) indices, respectively. All ten sectors within the Russell 2000 Growth Index rose during the period. Energy (+40%), Information Technology (+36%), and Consumer Discretionary (+32%) rose the most while Utilities (+7%), Telecommunication Services (+14%), and Health Care (+16%) sectors increased the least.

The Fund underperformed its benchmark during the period due to weak stock selection primarily in Consumer Discretionary,

2

Financials, and Industrials sectors. This more than offset strong selection in the Health Care sector. Sector allocation, which is the residual result of bottom-up (i.e. stock by stock fundamental research) stock selection, was additive during the period. In particular, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the Consumer Discretionary sector and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Energy sector was additive to relative performance. A modest cash position detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns in a rising equity market.

Stocks that detracted the most from benchmark-relative returns during the period were NutriSystem (Consumer Discretionary), Equinix (Information Technology), and Sykes Enterprises (Industrials). Shares of NutriSystem, a provider of weight loss products and services, fell as the company's expansion in the retail channel fell short of expectations, negatively impacting growth prospects. Equinix, a commercial data center and Internet exchange services company, saw its stock price fall after the firm lowered its previous revenue guidance citing underestimated churn assumptions and greater-than-expected discounting on long-term contract renewals. Leading customer contact center service provider Sykes Enterprises saw share price weakness due to lowered earnings guidance tied to cyclical and merger-related integration pressures. Top detractors from absolute performance (i.e. total return) included Affymax (Health Care) and Rehabcare (Health Care).

Top contributors to benchmark-relative and absolute performance during the period included Netezza (Information Technology), Skyworks Solutions (Information Technology), and Riverbed Technology (Information Technology). Shares of Netezza, a data warehouse and analytic appliances provider, rose after it reported favorable second quarter results and raised full-year guidance. Shares rose again after IBM announced its intention to acquire the company. Wireless handset chip supplier Skyworks Solutions’ shares climbed throughout the period as the company consistently beat its own earnings and revenue guidance and investor expectations. Riverbed Technology, a wide area network (WAN) applications and services firm, reported record-breaking results with growth across all major geographies and industry verticals, as well as an expanding presence in enterprise markets.

What is the outlook?

Looking forward, we remain positive on the markets because we believe the economy is improving and valuations are still reasonable. We continue to focus on companies that we see as having the ability to deliver superior growth.

As a result of bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight the Information Technology, Energy, and Industrials sectors and most underweight the Health Care, Materials, and Telecommunication Services sectors relative to the Russell 2000 Growth Index.

Effective July 21, 2010, Wellington Management Company, LLP became the sole sub-adviser for the Hartford Small Company HLS Fund. Effective the same date, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

* Added as a Portfolio Manager as of July 21, 2010.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.1%
Banks (Financials)	1.3
Capital Goods (Industrials)	10.3
Commercial & Professional Services (Industrials)	3.4
Consumer Durables & Apparel (Consumer Discretionary)	6.1
Consumer Services (Consumer Discretionary)	4.0
Diversified Financials (Financials)	2.4
Energy (Energy)	5.8
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.6
Health Care Equipment & Services (Health Care)	8.1
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	0.8
Materials (Materials)	3.2
Media (Consumer Discretionary)	0.5
Other Investment Pools and Funds (Financials)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.5
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	5.0
Semiconductors & Semiconductor Equipment (Information Technology)	5.1
Software & Services (Information Technology)	13.8
Technology Hardware & Equipment (Information Technology)	9.4
Telecommunication Services (Services)	0.9
Transportation (Industrials)	4.1
Utilities (Utilities)	0.5
Short-Term Investments	2.9
Other Assets and Liabilities	(0.8)
Total	100.0%

3

Hartford Small Company HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8%
	Automobiles & Components - 1.1%
174	Amerigon, Inc. ●	$1,891
164	Dana Holding Corp. ●	2,829
109	Tenneco Automotive, Inc. ●	4,503
53	Tesla Motors, Inc. ●	1,409
108	Thor Industries, Inc.	3,675
		14,307
	Banks - 1.3%
172	Boston Private Financial Holdings, Inc.	1,129
66	Columbia Banking Systems, Inc.	1,386
57	Danvers Bancorp, Inc.	1,006
201	East West Bancorp, Inc.	3,923
231	Flushing Financial Corp.	3,234
70	Hudson Valley Holding Corp.	1,743
118	MGIC Investment Corp. ●	1,201
46	Signature Bank ●	2,292
39	Southside Bancshares, Inc.	815
43	Wintrust Financial Corp.	1,417
		18,146
	Capital Goods - 10.3%
81	A.O. Smith Corp.	3,079
37	Aaon, Inc.	1,049
53	Acuity Brands, Inc.	3,065
445	Aecom Technology Corp. ●	12,452
274	AerCap Holdings N.V. ●	3,873
25	AGCO Corp. ●	1,261
179	Altra Holdings, Inc. ●	3,551
128	Applied Industrial Technologies, Inc.	4,161
701	ArvinMeritor, Inc. ●	14,380
53	AZZ, Inc.	2,122
82	Beacon Roofing Supply, Inc. ●	1,473
42	Carlisle Cos., Inc.	1,686
113	Ceradyne, Inc. ●	3,547
97	Chart Industries, Inc. ●	3,262
40	Crane Co.	1,658
3	DigitalGlobe, Inc. ●	79
98	Dycom Industries, Inc. ●	1,445
49	EMCOR Group, Inc. ●	1,430
56	Esterline Technologies Corp. ●	3,807
212	Foster Wheeler AG ●	7,307
60	Franklin Electric Co., Inc.	2,343
191	GrafTech International Ltd. ●	3,798
57	Harsco Corp.	1,600
84	Kaydon Corp.	3,413
127	Kratos Defense & Security ●	1,672
48	Lennox International, Inc.	2,279
23	Lindsay Corp.	1,370
53	Michael Baker Corp. ●	1,636
87	Moog, Inc. Class A ●	3,455
43	Nordson Corp.	3,914
822	RSC Holdings, Inc. ●	8,003
296	Rush Enterprises, Inc. ●	6,053
51	TAL International Group, Inc.	1,565
65	Teledyne Technologies, Inc. ●	2,842
53	Textainer Group Holdings Ltd.	1,521
43	TransDigm Group, Inc. ●	3,075
72	Trex Co., Inc. ●	1,732
155	Trimas Corp. ●	3,163
9	Tutor Perini Corp.	193
573	United Rentals, Inc. ●	13,046
125	Wabash National Corp. ●	1,480
38	Woodward Governor Co.	1,437
		144,277
	Commercial & Professional Services - 3.4%
11	Advisory Board Co. ●	516
258	APAC TeleServices, Inc. ●	1,568
22	Consolidated Graphics, Inc. ●	1,046
430	Corrections Corp. of America ●	10,780
82	Deluxe Corp.	1,890
292	Geo Group, Inc. ●	7,203
292	Knoll, Inc.	4,883
604	Sykes Enterprises, Inc. ●	12,243
73	Towers Watson & Co.	3,797
56	TrueBlue, Inc. ●	1,005
25	United Stationers, Inc. ●	1,571
		46,502
	Consumer Durables & Apparel - 6.0%
446	Brunswick Corp.	8,350
171	Carter's, Inc. ●	5,033
126	Columbia Sportswear Co.	7,574
342	Crocs, Inc. ●	5,846
305	Eastman Kodak Co. ●	1,634
539	Hanesbrands, Inc. ●	13,680
105	Iconix Brand Group, Inc. ●	2,022
240	Liz Claiborne, Inc. ●	1,721
95	Maidenform Brands, Inc. ●	2,251
65	Polaris Industries, Inc.	5,038
424	Quiksilver, Inc. ●	2,150
93	Skechers USA, Inc. Class A ●	1,860
405	Tempur-Pedic International, Inc. ●	16,236
136	Under Armour, Inc. Class A ●	7,436
31	Warnaco Group, Inc. ●	1,691
		82,522
	Consumer Services - 4.0%
46	Bally Technologies, Inc. ●	1,924
403	Cheesecake Factory, Inc. ●	12,349
872	Domino's Pizza UK & IRL plc	7,514
370	Domino's Pizza, Inc. ●	5,902
135	Grand Canyon Education, Inc. ●	2,641
120	K12, Inc. ●	3,451
104	Lincoln Educational Services Corp.	1,610
82	P.F. Chang's China Bistro, Inc.	3,966
255	Penn National Gaming, Inc. ●	8,952
87	Regis Corp.	1,439
38	Steiner Leisure Ltd. ●	1,751
115	Texas Roadhouse, Inc. ●	1,977
117	Whistler Blackcomb Holdings, Inc. ●	1,435
		54,911
	Diversified Financials - 2.4%
212	BGC Partners, Inc.	1,758
123	Compass Diversified Holdings	2,174
369	Cowen Group, Inc. Class A ●	1,718
65	Dollar Financial Corp. ●	1,864
53	Evercore Partners, Inc.	1,792
90	Ezcorp, Inc. ●	2,435
139	Fifth Street Finance Corp.	1,690
203	Gain Capital Holdings, Inc. ●	1,868

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Diversified Financials - 2.4% - (continued)
124	Knight Capital Group, Inc. ●	$1,711
104	Stifel Financial ●	6,448
208	Uranium Participation Corp. ●	1,656
193	Waddell and Reed Financial, Inc. Class A	6,797
32	World Acceptance Corp. ●	1,697
		33,608
	Energy - 5.8%
68	Approach Resources, Inc. ●	1,571
32	Berry Petroleum Co.	1,412
342	BPZ Resources, Inc. ●	1,627
169	C&J Energy Services, Inc. ⌂†	1,690
165	Cabot Oil & Gas Corp.	6,245
110	Complete Production Services, Inc. ●	3,245
391	CVR Energy, Inc. ●	5,939
127	Dril-Quip, Inc. ●	9,888
414	Global Industries ●	2,872
126	Harvest Natural Resources, Inc. ●	1,527
202	Karoon Gas Australia Ltd. ●	1,516
603	Kodiak Oil & Gas Corp. ●	3,978
91	Oceaneering International, Inc. ●	6,668
2,721	Oilsands Quest, Inc. ●	1,143
205	Overseas Shipholding Group, Inc.	7,255
101	Petroleum Development Corp. ●	4,280
293	Rosetta Resources, Inc. ●	11,031
43	SM Energy Co.	2,523
39	Swift Energy Co. ●	1,515
280	Vaalco Energy, Inc. ●	2,004
828	Vantage Drilling Co. ●	1,681
72	W&T Offshore, Inc.	1,287
		80,897
	Food & Staples Retailing - 0.5%
156	Fresh Market, Inc. ●	6,415

	Food, Beverage & Tobacco - 1.6%
320	Darling International, Inc. ●	4,247
399	Green Mountain Coffee Roasters, Inc. ●	13,111
189	Viterra, Inc. ●	1,760
131	Zhongpin, Inc. ●	2,668
		21,786
	Health Care Equipment & Services - 8.1%
380	Abiomed, Inc. ●	3,650
381	Allscripts Healthcare Solutions, Inc. ●	7,348
142	American Medical Systems Holdings ●	2,687
80	AmSurg Corp. ●	1,685
193	Angiodynamics, Inc. ●	2,964
93	Corvel Corp. ●	4,472
95	Cyberonics, Inc. ●	2,939
235	Dexcom, Inc. ●	3,212
70	Ensign Group, Inc.	1,731
369	Fleury S.A.	5,924
88	Gen-Probe, Inc. ●	5,140
67	Greatbatch, Inc. ●	1,628
61	Hanger Orthopedic Group, Inc. ●	1,288
81	HealthSouth Corp. ●	1,678
210	Healthspring, Inc. ●	5,558
104	Heartware International, Inc. ●	9,141
48	ICU Medical, Inc. ●	1,741
54	LHC Group, Inc. ●	1,632
104	Masimo Corp.	3,015
24	MEDNAX, Inc. ●	1,642
172	NuVasive, Inc. ●	4,404
113	Owens & Minor, Inc.	3,336
217	SXC Health Solutions Corp. ●	9,304
118	Symmetry Medical, Inc. ●	1,093
46	Triple-S Management Corp., Class B ●	886
64	U.S. Physical Therapy, Inc. ●	1,261
323	Volcano Corp. ●	8,817
346	Wellcare Health Plans, Inc. ●	10,447
97	Zoll Medical Corp. ●	3,596
		112,219
	Household & Personal Products - 0.6%
131	China-Biotics, Inc. ●	1,931
48	Medifast, Inc. ●	1,375
177	Nu Skin Enterprises, Inc. Class A	5,347
		8,653
	Insurance - 0.8%
36	Allied World Assurance Holdings Ltd.	2,158
122	Amerisafe, Inc. ●	2,138
285	Assured Guaranty Ltd.	5,047
35	Platinum Underwriters Holdings Ltd.	1,592
		10,935
	Materials - 3.2%
53	Allied Nevada Gold Corp. ●	1,387
34	AptarGroup, Inc.	1,622
108	Georgia Gulf Corp. ●	2,591
1,707	Huabao International Holdings Ltd.	2,761
203	Jaguar Mining, Inc. ●	1,447
18	LSB Industries, Inc. ●	439
252	Methanex Corp. ADR	7,670
26	Molycorp, Inc. ●	1,302
165	New Gold, Inc. ●	1,609
140	Olin Corp.	2,866
48	Rock Tenn Co. Class A	2,575
383	Silgan Holdings, Inc.	13,703
138	Stillwater Mining Co. ●	2,953
110	Winpak Ltd.	1,371
		44,296
	Media - 0.5%
428	Cinemark Holdings, Inc.	7,385

	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
466	Arena Pharmaceuticals, Inc. ●	801
229	Bruker Corp. ●	3,795
324	Cadence Pharmaceuticals, Inc. ●	2,442
130	Celera Corp. ●	820
283	Celldex Therapeutics, Inc. ●	1,164
201	Cubist Pharmaceuticals, Inc. ●	4,310
189	Cytokinetics, Inc. ●	396
498	Incyte Corp. ●	8,251
222	Inspire Pharmaceuticals, Inc. ●	1,867
362	Medicines Co. ●	5,114
68	Momenta Pharmaceuticals, Inc. ●	1,018
247	Onyx Pharmaceuticals, Inc. ●	9,109
413	PAREXEL International Corp. ●	8,777
494	Pharmaceutical Product Development, Inc.	13,421
171	Pharmasset, Inc. ●	7,429
342	Regeneron Pharmaceuticals, Inc. ●	11,219
355	Rigel Pharmaceuticals, Inc. ●	2,673

The accompanying notes are an integral part of these financial statements.

5

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.5% - (continued)
316	Salix Pharmaceuticals Ltd. ●	$14,841
519	Seattle Genetics, Inc. ●	7,759
		105,206
	Real Estate - 0.9%
419	Anworth Mortgage Asset Corp.	2,932
114	Capstead Mortgage Corp.	1,435
106	Colonial Properties Trust	1,910
49	Hatteras Financial Corp.	1,489
162	Medical Properties Trust, Inc.	1,750
309	MFA Mortgage Investments, Inc.	2,523
		12,039
	Retailing - 5.0%
269	Big Lots, Inc. ●	8,198
364	Brown (N) Group plc	1,695
58	Cato Corp.	1,590
165	Children's Place Retail Stores, Inc. ●	8,189
77	Citi Trends, Inc. ●	1,891
92	Core-Mark Holding Co., Inc. ●	3,275
1,344	Debenhams plc	1,490
241	Dick's Sporting Goods, Inc. ●	9,030
106	DSW, Inc. ●	4,140
34	Guess?, Inc.	1,604
270	Hot Topic, Inc.	1,693
69	Joseph A. Bank Clothiers, Inc. ●	2,795
296	LKQ Corp. ●	6,718
212	Lumber Liquidators Holdings, Inc. ●	5,278
116	Nutri/System, Inc.	2,441
134	Overstock.com, Inc. ●	2,215
140	Shutterfly, Inc. ●	4,908
95	Ulta Salon, Cosmetics & Fragrances, Inc. ●	3,223
		70,373
	Semiconductors & Semiconductor Equipment - 5.1%
580	Applied Micro Circuits Corp. ●	6,195
148	Atheros Communications, Inc. ●	5,305
40	Cabot Microelectronics Corp. ●	1,659
164	Cavium Networks, Inc. ●	6,163
37	Cymer, Inc. ●	1,645
527	GT Solar International, Inc. ●	4,804
881	LSI Corp. ●	5,275
179	MIPS Technologies, Inc. Class A ●	2,715
324	OmniVision Technologies, Inc. ●	9,599
240	ON Semiconductor Corp. ●	2,373
210	PMC - Sierra, Inc. ●	1,805
84	RDA Microelectronics, Inc. ●	1,221
379	RF Micro Devices, Inc. ●	2,785
661	Skyworks Solutions, Inc. ●	18,911
50	Tessera Technologies, Inc. ●	1,105
		71,560
	Software & Services - 13.8%
200	Ancestry.com, Inc. ●	5,655
265	Ariba, Inc. ●	6,230
127	AsiaInfo-Linkage, Inc. ●	2,111
1,027	Cadence Design Systems, Inc. ●	8,480
274	Commvault Systems, Inc. ●	7,835
139	Concur Technologies, Inc. ●	7,242
106	Constant Contact, Inc. ●	3,276
120	CSG Systems International, Inc. ●	2,278
106	Envestnet, Inc. ●	1,804
116	Fortinet, Inc. ●	3,756
301	Informatica Corp. ●	13,261
170	j2 Global Communications, Inc. ●	4,911
145	JDA Software Group, Inc. ●	4,061
116	Kit Digital, Inc. ●	1,861
18	Mercadolibre, Inc. ●	1,220
130	Net 1 UEPS Technologies, Inc. ●	1,590
79	Nuance Communications, Inc. ●	1,440
371	Parametric Technology Corp. ●	8,350
34	Progress Software Corp. ●	1,443
261	Quest Software, Inc. ●	7,247
289	Quinstreet, Inc. ●	5,556
58	Rackspace Hosting, Inc. ●	1,831
188	Reald, Inc. ●	4,883
152	RealPage, Inc. ●	4,697
91	RightNow Technologies, Inc. ●	2,156
321	Sapient Corp.	3,885
145	Solarwinds, Inc. ●	2,799
95	Solera Holdings, Inc.	4,890
61	Sourcefire, Inc. ●	1,569
462	SuccessFactors, Inc. ●	13,375
111	Syntel, Inc.	5,281
169	The Knot, Inc. ●	1,668
677	Tibco Software, Inc. ●	13,349
65	TiVo, Inc. ●	563
68	Totvs S.A.	6,904
329	United Online, Inc.	2,172
333	VeriFone Systems, Inc. ●	12,856
114	Vistaprint N.V. ●	5,232
104	Wright Express Corp. ●	4,770
		192,487
	Technology Hardware & Equipment - 9.4%
2,188	AAC Acoustic Technologies	5,837
168	Acme Packet, Inc. ●	8,938
254	ADTRAN, Inc.	9,212
127	Arris Group, Inc. ●	1,428
369	Aruba Networks, Inc. ●	7,712
276	Brocade Communications Systems, Inc. ●	1,459
124	Comverse Technology, Inc. ●	900
124	Emulex Corp. ●	1,443
73	Fabrinet ●	1,571
331	Finisar Corp. ●	9,827
62	Interdigital, Inc. ●	2,580
966	Jabil Circuit, Inc.	19,411
496	JDS Uniphase Corp. ●	7,188
314	Mitel Networks Corp. ●	1,729
79	Multi-Fineline Electronix, Inc. ●	2,100
48	Netgear, Inc. ●	1,613
165	Oplink Communications, Inc. ●	3,049
57	Park Electrochemical Corp.	1,710
91	Plantronics, Inc.	3,399
400	Polycom, Inc. ●	15,603
937	Power-One, Inc. ●	9,553
372	Riverbed Technology, Inc. ●	13,098
110	Xyratex Ltd. ●	1,786
		131,146
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Telecommunication Services - 0.9%
32	AboveNet, Inc.		$1,888
702	MetroPCS Communications, Inc. ●		8,861
102	Neutral Tandem, Inc. ●		1,476
43	NTELOS Holdings Corp.		816
			13,041
	Transportation - 4.1%
110	Allegiant Travel Co.		5,394
197	Con-way, Inc.		7,216
156	Copa Holdings S.A. Class A		9,170
317	J.B. Hunt Transport Services, Inc.		12,953
27	Kirby Corp. ●		1,203
533	Localiza Rent a Car S.A.		8,640
66	Marten Transport Ltd.		1,402
267	Old Dominion Freight Line, Inc. ●		8,551
114	Werner Enterprises, Inc.		2,565
			57,094
	Utilities - 0.5%
76	Portland General Electric Co.		1,654
125	UniSource Energy Corp.		4,473
61	Westar Energy, Inc.		1,532
			7,659
	Total common stocks
	(cost $1,083,930)		$1,347,464

PREFERRED STOCKS - 0.1%
	Consumer Durables & Apparel - 0.1%
14	Callaway Golf Co., 7.50% ۞		$1,784

	Total preferred stocks
	(cost $1,530)		$1,784

EXCHANGE TRADED FUNDS - 1.0%
	Other Investment Pools and Funds - 1.0%
160	iShares Russell 2000 Growth Index Fund		$13,979

	Total exchange traded funds
	(cost $12,789)		$13,979

	Total long-term investments
	(cost $1,098,249)		$1,363,227

SHORT-TERM INVESTMENTS - 2.9%
	Repurchase Agreements - 2.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $3,067,
	collateralized by FNMA 5.50%, 2038,
	value of $3,128)
$3,067	0.20%, 12/31/2010		$3,067
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $25,267, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 -
	2015, value of $25,773)
25,267	0.20%, 12/31/2010		25,267
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $11,538,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $11,769)
11,538	0.28%, 12/31/2010		11,538
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $110, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $112)
110	0.20%, 12/31/2010		110
			39,982
	Total short-term investments
	(cost $39,982)		$39,982

	Total investments
	(cost $1,138,231) ▲	100.8%	$1,403,209
	Other assets and liabilities	(0.8)%	(10,883)

	Total net assets	100.0%	$1,392,326

The accompanying notes are an integral part of these financial statements.

7

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.5% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $1,144,764 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$276,457
Unrealized Depreciation	(18,012)
Net Unrealized Appreciation	$258,445

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at December 31, 2010, was $1,690, which represents 0.12% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

۞	Convertible security.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
12/2010	169	C&J Energy Services, Inc. - 144A	$1,690

The aggregate value of these securities at December 31, 2010, was $1,690, which represents 0.12% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Barclay Investments	Sell	$3,999	$3,760	01/05/2011	$(239)
Australian Dollar	Citibank	Buy	311	293	01/05/2011	18
Australian Dollar	Deutsche Bank Securities	Buy	1,506	1,439	01/05/2011	67
Australian Dollar	UBS AG	Buy	1,146	1,103	01/05/2011	43
Australian Dollar	Westpac International	Buy	1,036	979	01/05/2011	57
Canadian Dollar	Banc of America Securities	Sell	52	52	01/04/2011	–
Canadian Dollar	CS First Boston	Sell	42	42	01/06/2011	–
						$(54)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

Hartford Small Company HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,347,464	$1,324,961	$20,813	$1,690
Exchange Traded Funds	13,979	13,979	–	–
Preferred Stocks	1,784	1,784	–	–
Short-Term Investments	39,982	–	39,982	–
Total	$1,403,209	$1,340,724	$60,795	$1,690
Foreign Currency Contracts *	185	–	185	–
Total	$185	$–	$185	$–
Liabilities:
Foreign Currency Contracts *	239	–	239	–
Total	$239	$–	$239	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance as
	of	Realized	Unrealized					Transfers	Transfers	of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$—	$—	$—	*	$—	$1,690	$—	$—	$—	$1,690
Total	$—	$—	$—		$—	$1,690	$—	$—	$—	$1,690

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was zero.

The accompanying notes are an integral part of these financial statements.

9

Hartford Small Company HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,138,231)	$1,403,209
Cash	—
Foreign currency on deposit with custodian (cost $34)	34
Unrealized appreciation on foreign currency contracts	185
Receivables:
Investment securities sold	34,750
Fund shares sold	337
Dividends and interest	547
Total assets	1,439,062
Liabilities:
Unrealized depreciation on foreign currency contracts	239
Payables:
Investment securities purchased	9,302
Fund shares redeemed	36,854
Investment management fees	214
Distribution fees	12
Accrued expenses	115
Total liabilities	46,736
Net assets	$1,392,326
Summary of Net Assets:
Capital stock and paid-in-capital	$1,339,049
Accumulated distributions in excess of net investment loss	(552)
Accumulated net realized loss on investments and foreign currency transactions	(211,096)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	264,925
Net assets	$1,392,326
Shares authorized	1,500,000
Par value	$0.001
Class IA: Net asset value per share	$17.66
Shares outstanding	66,810
Net assets	$1,180,045
Class IB: Net asset value per share	$17.18
Shares outstanding	12,354
Net assets	$212,281

The accompanying notes are an integral part of these financial statements.

10

Hartford Small Company HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$8,026
Interest	59
Less: Foreign tax withheld	(59)
Total investment income, net	8,026

Expenses:
Investment management fees	8,210
Administrative service fees	392
Transfer agent fees	6
Distribution fees - Class IB	493
Custodian fees	39
Accounting services fees	150
Board of Directors' fees	27
Audit fees	28
Other expenses	271
Total expenses (before fees paid indirectly)	9,616
Commission recapture	(69)
Total fees paid indirectly	(69)
Total expenses, net	9,547
Net investment loss	(1,521)

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	197,484
Net realized gain on futures	404
Net realized loss on foreign currency contracts	(395)
Net realized loss on other foreign currency transactions	(205)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	197,288

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	82,484
Net unrealized depreciation of futures	(408)
Net unrealized depreciation of foreign currency contracts	(54)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	82,021
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	279,309
Net Increase in Net Assets Resulting from Operations	$277,788

The accompanying notes are an integral part of these financial statements.

11

Hartford Small Company HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment loss	$(1,521)	$(1,197)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	197,288	(100,961)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	82,021	392,432
Payment from affiliate	—	1,017
Net Increase In Net Assets Resulting From Operations	277,788	291,291
Distributions to Shareholders:
From net investment income
Class IA	—	(117)
Total distributions	—	(117)
Capital Share Transactions:
Class IA
Sold	139,355	183,208
Issued on reinvestment of distributions	—	117
Redeemed	(221,319)	(194,170)
Total capital share transactions	(81,964)	(10,845)
Class IB
Sold	33,442	31,022
Redeemed	(71,448)	(49,332)
Total capital share transactions	(38,006)	(18,310)
Net decrease from capital share transactions	(119,970)	(29,155)
Net Increase In Net Assets	157,818	262,019
Net Assets:
Beginning of period	1,234,508	972,489
End of period	$1,392,326	$1,234,508
Accumulated undistributed (distribution in excess of) net investment income	$(552)	$(495)
Shares:
Class IA
Sold	9,164	16,106
Issued on reinvestment of distributions	—	9
Redeemed	(14,470)	(16,051)
Total share activity	(5,306)	64
Class IB
Sold	2,221	2,788
Redeemed	(4,882)	(4,453)
Total share activity	(2,661)	(1,665)

The accompanying notes are an integral part of these financial statements.

12

Hartford Small Company HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Small Company HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

13

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market

14

data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

15

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

16

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$185	Unrealized depreciation on foreign currency contracts	$239

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(395)	$—	$(395)
Equity contracts	—	—	404	—	—	404
Total	$—	$—	$404	$(395)	$—	$9

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(54)	—	$(54)
Equity contracts	—	—	(408)	—	—	(408)
Total	$—	$—	$(408)	$(54)	$—	$(462)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund invests in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant (“FCM”) an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the FCM, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

17

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and settled through a clearing house. The clearing house requires sufficient collateral to cover margins. As of December 31, 2010, there were no outstanding futures contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$—	$117

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(205,169)
Unrealized Appreciation†	258,446
Total Accumulated Earnings	$53,277

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or

18

net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,464
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	970
Capital Stock and Paid-in-Capital	(2,434)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$205,067
Total	$205,067

As of December 31, 2010, the Fund utilized $182,845 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Ordinary Income	$102

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided

19

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
On Amount Over $5 billion	0.010%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.73%	0.73%	0.71%	0.70%	0.70%
Class IB	0.98	0.98	0.96	0.95	0.95

20

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$1,017

On June 8, 2007, the Fund was reimbursed for incorrect IPO allocations to the Fund.

On May 2, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payments from Affiliate for Attorneys General Settlement	0.08%	0.09%
Total Return Excluding Payment from Affiliate	29.18	28.90

21

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

	For the Year Ended December 31, 2007
	Class IA	Class IB
Impact from Payment from Affiliate for Trading Reimbursements	0.16%	0.16%
Impact from Payment from Affiliate for Incorrect IPO Allocations	0.03	0.03
Total Return Excluding Payments from Affiliate	14.01	13.73

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.14%	0.14%
Total Return Excluding Payment from Affiliate	14.29	14.00

6.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,064,527
Sales Proceeds Excluding U.S. Government Obligations	2,179,546

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

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23

Hartford Small Company HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$14.23	$(0.01)	$–	$3.44	$3.43	$–	$–	$–	$–	$3.43	$17.66
IB	13.88	(0.06)	–	3.36	3.30	–	–	–	–	3.30	17.18

For the Year Ended December 31, 2009
IA	11.01	(0.01)	0.01	3.22	3.22	–	–	–	–	3.22	14.23
IB	10.76	(0.04)	0.01	3.15	3.12	–	–	–	–	3.12	13.88

For the Year Ended December 31, 2008
IA	18.62	0.02	–	(7.56)	(7.54)	(0.02)	(0.05)	–	(0.07)	(7.61)	11.01
IB	18.20	(0.01)	–	(7.38)	(7.39)	–	(0.05)	–	(0.05)	(7.44)	10.76

For the Year Ended December 31, 2007(F)
IA	19.07	–	0.04	2.57	2.61	(0.05)	(3.01)	–	(3.06)	(0.45)	18.62
IB	18.71	(0.05)	0.04	2.51	2.50	–	(3.01)	–	(3.01)	(0.51)	18.20

For the Year Ended December 31, 2006
IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	–	(3.41)	(0.59)	19.07
IB	19.38	–	0.02	2.70	2.72	(0.02)	(3.37)	–	(3.39)	(0.67)	18.71

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Per share amounts have been calculated using the average shares method.
(G)
During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

24.13%		$1,180,045	0.73%	0.73%	(0.08)%	171%
23.83		212,281	0.98	0.98	(0.33)	–

29.29	(E)	1,026,150	0.75	0.75	(0.07)	184
29.01	(E)	208,358	1.00	1.00	(0.32)	–

(40.60)		793,078	0.71	0.71	0.16	194
(40.73)		179,411	0.96	0.96	(0.09)	–

14.23	(E)	1,292,444	0.70	0.70	(0.02)	167	(G)
13.94	(E)	312,775	0.95	0.95	(0.27)	–

14.43	(E)	1,138,830	0.73	0.73	0.21	177
14.14	(E)	304,757	0.98	0.98	(0.03)	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small Company HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Small Company HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

26

Hartford Small Company HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

Hartford Small Company HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson(1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

28

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Small Company HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,285.80	$4.23	$1,000.00	$1,021.51	$3.74	0.73%	184	365
Class IB	$1,000.00	$1,284.16	$5.66	$1,000.00	$1,020.25	$5.01	0.98%	184	365

30

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small Company HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Wellington” or “Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”). The Board noted that effective July 21, 2010 Hartford Investment Management Company (“HIMCO”) no longer serves as a sub-adviser to the Fund and Wellington took over sole responsibility as sub-adviser to the Fund.

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

32

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered HL Advisors’ proposal that the sub-advisory fee rate for the portion of the Fund previously managed by HIMCO be lower than the sub-advisory fee rate currently paid to Wellington.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

33

Hartford Small Company HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-SC10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Stock HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Stock HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Stock HLS Fund inception 08/31/1977
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year

Stock IA	14.80%	2.33%	0.75%
Stock IB	14.51%	2.07%	0.51%
S&P 500 Index	15.08%	2.29%	1.41%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expenses charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Stock HLS Fund returned 14.80% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the S&P 500 Index which returned 15.08% for the same period. The Fund outperformed the 13.45% return of the average fund in the Lipper Large-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After posting positive results early in the period, U.S. equities came under pressure during the second quarter of 2010 amid rising risk aversion and concerns that the global economy could slip back into recession. In the second half of the period U.S. equities rose strongly driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. Improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+15.1%), mid-cap equities (+26.6%), and small-cap equities (+26.9%) all increased as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices, respectively. During the twelve-month period all ten sectors rose within the S&P 500 Index, led by Consumer Discretionary (+28%), Industrials (+27%), and Materials (+22%). Health Care (+3%) and Utilities (+6%) lagged on a relative basis.

The Fund’s slight underperformance versus the benchmark was driven by weak security selection in Consumer Staples and Health Care, as well as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to the Health Care sector and a modest cash position in a rising market. This was offset by stronger selection in Financials and Industrials, as well as an underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Utilities. Note that the Fund’s sector positioning is a result of bottom-up (i.e. stock by stock fundamental research) security selection.

2

Stocks that detracted the most from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns during the period were UCB (Health Care), Cisco Systems (Information Technology), and Medtronic (Health Care). UCB, a U.S. biopharmaceutical company, was notified by the Food and Drug Administration that the patch version of its Parkinson’s disease drug Neupro would not be approved for sale in the U.S. soon. With the company facing a delay in sales of roughly 2 years, shares fell. Shares of Cisco Systems, a leading supplier of networking equipment, fell on weaker than expected revenue guidance as state and local government spending slowed sharply due to budget concerns. Diversified medical device manufacturer Medtronic saw its shares fall due to a broad-based slowdown in surgical procedure volumes impacting its prospects for revenue growth. Microsoft (Information Technology) detracted from absolute performance (i.e. total return).

Top contributors to benchmark-relative performance during the period were PACCAR (Industrials), Anadarko Petroleum (Energy), and Comcast (Consumer Discretionary). PACCAR, a U.S.-based truck manufacturer, saw its shares rise after reporting improved revenue and earnings for the third quarter of 2010 which were driven by accelerating sales of trucks globally. Shares of U.S.-based oil and gas exploration company Anadarko Petroleum rose in the second half of the year as risks from the oil spill in the Gulf of Mexico receded and the company’s exploration program resulted in some important discoveries. The shares continued to move higher in the fourth quarter over buyout rumors. U.S. cable communications company Comcast saw its shares rise after announcing third quarter earnings that exceeded expectations and prospects for closing the NBC deal grew clearer. Apple (Information Technology) also contributed positively to the Fund’s returns on an absolute performance basis.

What is the outlook?

We expect a solid year in terms of global economic growth. While much of the inventory replacement manufacturing cycle has played out, demand has steadily recovered in the developed world which will likely help support continued global growth. Growth in the U.S. should accelerate as confidence brings job growth and we see a steadily improving consumer. We do believe the current run-up in food and energy prices is likely to slow economic growth in many emerging markets as these two items compose a significantly higher percentage of the emerging market consumers consumption basket than in the developed world. Global inflation and sovereign debt risks continue to be at the top of our list of concerns, but we do not see either being severe enough to throw us back into a global recession.

We continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We screen for companies on specific valuation, return on capital, and earnings characteristics and we focus on understanding how returns on capital are being created, employing a disciplined valuation methodology for both purchases and sales. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Information Technology, and Consumer Discretionary, as we found a number of what we consider attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Utilities, Consumer Staples, and Telecommunication Services.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.8%
Banks (Financials)	5.1
Capital Goods (Industrials)	7.2
Consumer Durables & Apparel (Consumer Discretionary)	0.6
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	9.1
Energy (Energy)	10.3
Food & Staples Retailing (Consumer Staples)	2.4
Food, Beverage & Tobacco (Consumer Staples)	4.6
Health Care Equipment & Services (Health Care)	4.3
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	2.0
Materials (Materials)	4.0
Media (Consumer Discretionary)	2.2
Other Investment Pools and Funds (Financials)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.0
Retailing (Consumer Discretionary)	5.8
Semiconductors & Semiconductor Equipment (Information Technology)	3.6
Software & Services (Information Technology)	9.4
Technology Hardware & Equipment (Information Technology)	7.9
Telecommunication Services (Services)	1.1
Transportation (Industrials)	2.6
Utilities (Utilities)	0.5
Short-Term Investments	0.5
Other Assets and Liabilities	0.4
Total	100.0%

3

Hartford Stock HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1%
	Automobiles & Components - 2.8%
571	General Motors Co. ●	$21,032
766	Harley-Davidson, Inc.	26,547
399	Johnson Controls, Inc.	15,246
		62,825
	Banks - 5.1%
585	BB&T Corp.	15,377
3,230	Mitsubishi UFJ Financial Group, Inc.	17,416
274	PNC Financial Services Group, Inc.	16,654
2,141	Wells Fargo & Co.	66,362
		115,809
	Capital Goods - 7.2%
295	3M Co.	25,424
448	European Aeronautic Defence and Space Co.
	N.V.	10,447
1,480	General Electric Co.	27,069
548	Ingersoll-Rand plc	25,819
775	Masco Corp.	9,814
521	PACCAR, Inc.	29,939
231	Rockwell Collins, Inc.	13,458
1,072	Textron, Inc.	25,339
		167,309
	Consumer Durables & Apparel - 0.6%
214	Stanley Black & Decker, Inc.	14,290

	Consumer Services - 0.6%
288	DeVry, Inc.	13,799

	Diversified Financials - 9.1%
966	Bank of America Corp.	12,885
98	BlackRock, Inc.	18,620
1,379	Citigroup, Inc. ●	6,524
207	Goldman Sachs Group, Inc.	34,877
885	Invesco Ltd.	21,298
1,436	JP Morgan Chase & Co.	60,915
593	SEI Investments Co.	14,112
196	T. Rowe Price Group, Inc.	12,617
1,647	UBS AG ADR	27,134
		208,982
	Energy - 10.3%
350	Anadarko Petroleum Corp.	26,679
193	Baker Hughes, Inc.	11,034
197	BG Group plc	3,995
406	Chevron Corp.	37,057
1,077	Exxon Mobil Corp.	78,714
288	Occidental Petroleum Corp.	28,223
432	Southwestern Energy Co. ●	16,166
500	Statoilhydro ASA ADR	11,880
253	Suncor Energy, Inc.	9,706
234	Ultra Petroleum Corp. ●	11,197
		234,651
	Food & Staples Retailing - 2.4%
825	CVS/Caremark Corp.	28,668
866	Sysco Corp.	25,454
		54,122
	Food, Beverage & Tobacco - 4.6%
81	Fomento Economico Mexicano S.A.B. De
	C.V. ADR	4,507
688	General Mills, Inc.	24,482
1,023	Kraft Foods, Inc.	32,229
656	PepsiCo, Inc.	42,844
		104,062
	Health Care Equipment & Services - 4.3%
1,711	Boston Scientific Corp. ●	12,949
865	Medtronic, Inc.	32,087
327	St. Jude Medical, Inc. ●	13,979
673	UnitedHealth Group, Inc.	24,295
271	Zimmer Holdings, Inc. ●	14,547
		97,857
	Household & Personal Products - 1.0%
341	Procter & Gamble Co.	21,937

	Insurance - 2.0%
173	ACE Ltd.	10,769
2,439	Ageas	5,574
642	Marsh & McLennan Cos., Inc.	17,555
517	Unum Group	12,527
		46,425
	Materials - 4.0%
183	Airgas, Inc.	11,399
82	CF Industries Holdings, Inc.	11,096
209	Dow Chemical Co.	7,128
477	Monsanto Co.	33,225
97	Mosaic Co.	7,376
248	Nucor Corp.	10,876
56	Potash Corp. of Saskatchewan, Inc.	8,733
		89,833
	Media - 2.2%
2,323	Comcast Corp. Class A	51,032

	Pharmaceuticals, Biotechnology & Life Sciences - 11.0%
275	Amgen, Inc. ●	15,103
313	Celgene Corp. ●	18,511
1,024	Daiichi Sankyo Co., Ltd.	22,361
90	Forest Laboratories, Inc. ●	2,891
174	Gilead Sciences, Inc. ●	6,309
270	Life Technologies Corp. ●	14,974
971	Merck & Co., Inc.	34,980
3,395	Pfizer, Inc.	59,452
108	Roche Holding AG	15,762
964	Shionogi & Co., Ltd.	19,005
728	UCB S.A.	25,004
445	Vertex Pharmaceuticals, Inc. ●	15,584
		249,936
	Retailing - 5.8%
10,986	Buck Holdings L.P. ⌂●†	24,675
498	Kohl’s Corp. ●	27,083
1,879	Lowe’s Co., Inc.	47,114
474	Nordstrom, Inc.	20,105
553	Staples, Inc.	12,599
		131,576
	Semiconductors & Semiconductor Equipment - 3.6%
326	Analog Devices, Inc.	12,273
244	Broadcom Corp. Class A	10,613
844	Intel Corp.	17,756

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Semiconductors & Semiconductor Equipment - 3.6% -
	(continued)
912	Maxim Integrated Products, Inc.		$21,534
575	Taiwan Semiconductor Manufacturing Co.,
	Ltd. ADR		7,216
403	Xilinx, Inc.		11,667
			81,059
	Software & Services - 9.4%
497	Accenture plc		24,100
621	Automatic Data Processing, Inc.		28,740
431	Check Point Software Technologies Ltd.
	ADR●		19,943
637	eBay, Inc. ●		17,733
76	Google, Inc. ●		45,264
399	Lender Processing Services		11,790
859	Microsoft Corp.		23,975
2,353	Western Union Co.		43,700
			215,245
	Technology Hardware & Equipment - 7.9%
190	Apple, Inc. ●		61,125
2,645	Cisco Systems, Inc. ●		53,511
699	EMC Corp. ●		16,007
1,015	Qualcomm, Inc.		50,232
			180,875
	Telecommunication Services - 1.1%
908	Vodafone Group plc ADR		24,009

	Transportation - 2.6%
135	FedEx Corp.		12,528
397	Kansas City Southern ●		19,010
382	United Parcel Service, Inc. Class B		27,740
			59,278
	Utilities - 0.5%
221	NextEra Energy, Inc.		11,485

	Total common stocks
	(cost $1,926,428)		$2,236,396

EXCHANGE TRADED FUNDS - 1.0%
	Other Investment Pools and Funds - 1.0%
186	S & P 500 Depositary Receipt		$23,408
	Total exchange traded funds
	(cost $21,556)		$23,408

	Total long-term investments
	(cost $1,947,984)		$2,259,804

SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $846,
	collateralized by FNMA 5.50%, 2038,
	value of $863)
$846	0.20%, 12/31/2010		$846
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $6,968, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 - 2015,
	value of $7,107)
6,967	0.20%, 12/31/2010		6,967
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $3,182,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $3,245)
3,182	0.28%, 12/31/2010		3,182
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $30, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $31)
30	0.20%, 12/31/2010		30
			11,025
	Total short-term investments
	(cost $11,025)		$11,025

	Total investments
	(cost $1,959,009) ▲	99.6%	$2,270,829
	Other assets and liabilities	0.4%	9,952
	Total net assets	100.0%	$2,280,781

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.2% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

Hartford Stock HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $2,006,159 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$344,476
Unrealized Depreciation	(79,806)
Net Unrealized Appreciation	$264,670

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2010, was $24,675, which represents 1.08% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$8,422

The aggregate value of these securities at December 31, 2010, was $24,675, which represents 1.08% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	BNP Paribas Securities	Buy	$17,186	$16,301	09/02/2011	$885
Japanese Yen	Citibank	Sell	20,468	20,397	10/21/2011	(71)
Japanese Yen	Goldman Sachs	Buy	20,174	19,132	09/02/2011	1,042
Japanese Yen	Goldman Sachs	Sell	37,360	35,994	09/02/2011	(1,366)
Japanese Yen	Goldman Sachs	Sell	21,303	21,228	10/21/2011	(75)
						$415

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Stock HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$2,236,396	$2,092,157	$119,564	$24,675
Exchange Traded Funds	23,408	23,408	–	–
Short-Term Investments	11,025	–	11,025	–
Total	$2,270,829	$2,115,565	$130,589	$24,675
Foreign Currency Contracts *	1,927	–	1,927	–
Total	$1,927	$–	$1,927	$–
Liabilities:
Foreign Currency Contracts *	1,512	–	1,512	–
Total	$1,512	$–	$1,512	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance as
	of	Realized	Unrealized					Transfers	Transfers	of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$22,973	$(26,921)	$35,152	*	$—	$—	$(6,529)	$—	$—	$24,675
Warrants	—	—	—		—	—	—	—	—	—
Total	$22,973	$(26,921)	$35,152		$—	$—	$(6,529)	$—	$—	$24,675

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $3,513.

The accompanying notes are an integral part of these financial statements.

7

Hartford Stock HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,959,009)	$2,270,829
Cash	1
Unrealized appreciation on foreign currency contracts	1,927
Receivables:
Investment securities sold	8,076
Fund shares sold	389
Dividends and interest	2,483
Total assets	2,283,705
Liabilities:
Unrealized depreciation on foreign currency contracts	1,512
Payables:
Fund shares redeemed	945
Investment management fees	235
Distribution fees	16
Accrued expenses	216
Total liabilities	2,924
Net assets	$2,280,781
Summary of Net Assets:
Capital stock and paid-in-capital	$3,064,905
Accumulated undistributed net investment income	655
Accumulated net realized loss on investments and foreign currency transactions	(1,097,025)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	312,246
Net assets	$2,280,781
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$40.98
Shares outstanding	48,324
Net assets	$1,980,502
Class IB: Net asset value per share	$40.94
Shares outstanding	7,335
Net assets	$300,279

The accompanying notes are an integral part of these financial statements.

8

Hartford Stock HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$35,792
Interest	33
Less: Foreign tax withheld	(427)
Total investment income, net	35,398

Expenses:
Investment management fees	9,698
Administrative service fees	753
Distribution fees - Class IB	748
Custodian fees	14
Accounting services fees	222
Board of Directors’ fees	51
Audit fees	45
Other expenses	413
Total expenses (before fees paid indirectly)	11,944
Commission recapture	(71)
Total fees paid indirectly	(71)
Total expenses, net	11,873
Net investment income	23,525

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	186,409
Net realized loss on foreign currency contracts	(177)
Net realized gain on other foreign currency transactions	142
Net Realized Gain on Investments and Foreign Currency Transactions	186,374

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	93,204
Net unrealized appreciation of foreign currency contracts	415
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	11
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	93,630
Net Gain on Investments and Foreign Currency Transactions	280,004
Net Increase in Net Assets Resulting from Operations	$303,529

The accompanying notes are an integral part of these financial statements.

9

Hartford Stock HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$23,525	$30,215
Net realized gain (loss) on investments and foreign currency transactions	186,374	(522,867)
Net unrealized appreciation of investments and foreign currency transactions	93,630	1,245,784
Payment from affiliate	—	90
Net Increase In Net Assets Resulting From Operations	303,529	753,222
Distributions to Shareholders:
From net investment income
Class IA	(21,729)	(27,974)
Class IB	(2,570)	(3,748)
Total distributions	(24,299)	(31,722)
Capital Share Transactions:
Class IA
Sold	42,056	48,050
Issued on reinvestment of distributions	21,729	27,974
Redeemed	(380,269)	(454,561)
Total capital share transactions	(316,484)	(378,537)
Class IB
Sold	19,460	16,986
Issued on reinvestment of distributions	2,570	3,748
Redeemed	(87,497)	(78,853)
Total capital share transactions	(65,467)	(58,119)
Net decrease from capital share transactions	(381,951)	(436,656)
Net Increase (Decrease) In Net Assets	(102,721)	284,844
Net Assets:
Beginning of period	2,383,502	2,098,658
End of period	$2,280,781	$2,383,502
Accumulated undistributed (distribution in excess of)
net investment income	$655	$1,649
Shares:
Class IA
Sold	1,143	1,658
Issued on reinvestment of distributions	544	796
Redeemed	(10,290)	(15,542)
Total share activity	(8,603)	(13,088)
Class IB
Sold	535	585
Issued on reinvestment of distributions	65	107
Redeemed	(2,368)	(2,726)
Total share activity	(1,768)	(2,034)

The accompanying notes are an integral part of these financial statements.

10

Hartford Stock HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Stock HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to

11

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class

13

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,927	Unrealized depreciation on foreign currency contracts	1,512

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

14

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(177)	$—	$(177)
Total	$—	$—	$—	$(177)	$—	$(177)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	415	—	$415
Total	$—	$—	$—	$415	$—	$415

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$24,299	$31,722

15

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,216
Accumulated Capital and Other Losses*	(1,050,022)
Unrealized Appreciation†	264,682
Total Accumulated Deficit	$(784,124)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(220)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	220

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$311,745
2017	738,277
Total	$1,050,022

As of December 31, 2010, the Fund utilized $120,235 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

17

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.50%	0.50%	0.48%	0.48%	0.47%
Class IB	0.75	0.75	0.73	0.73	0.72

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $6. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company’s individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$90

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

18

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	41.53	41.18

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.11%	0.12%
Impact from Payment from Affiliate for Unrestricted Transfers	0.01	0.01
Total Return Excluding Payments from Affiliate	14.53	14.24

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,674,771
Sales Proceeds Excluding U.S. Government Obligations	2,045,908

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

7.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

Hartford Stock HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			Net Increase	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	(Decrease) in	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Net Asset Value	of Period

For the Year Ended December 31, 2010
IA	$36.10	$0.44	$–	$4.89	$5.33	$(0.45)	$–	$–	$(0.45)	$4.88	$40.98
IB	36.06	0.35	–	4.88	5.23	(0.35)	–	–	(0.35)	4.88	40.94
For the Year Ended December 31, 2009
IA	25.86	0.48	–	10.25	10.73	(0.49)	–	–	(0.49)	10.24	36.10
IB	25.84	0.39	–	10.24	10.63	(0.41)	–	–	(0.41)	10.22	36.06
For the Year Ended December 31, 2008
IA	47.11	0.59	–	(20.79)	(20.20)	(0.81)	(0.24)	–	(1.05)	(21.25)	25.86
IB	47.00	0.50	–	(20.72)	(20.22)	(0.70)	(0.24)	–	(0.94)	(21.16)	25.84
For the Year Ended December 31, 2007
IA	52.57	0.60	–	2.43	3.03	(0.57)	(7.92)	–	(8.49)	(5.46)	47.11
IB	52.45	0.45	–	2.44	2.89	(0.42)	(7.92)	–	(8.34)	(5.45)	47.00
For the Year Ended December 31, 2006
IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	–	(3.83)	3.36	52.57
IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	–	(3.69)	3.35	52.45

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

14.80%		$1,980,502	0.50%	0.50%	1.09%	77%
14.51		300,279	0.75	0.75	0.84	–

41.54	(E)	2,055,227	0.51	0.51	1.43	84
41.18	(E)	328,275	0.76	0.76	1.19	–

(43.13)		1,810,864	0.49	0.49	1.38	89
(43.27)		287,794	0.74	0.74	1.13	–

5.90		3,909,045	0.49	0.49	1.01	96
5.64		652,838	0.74	0.74	0.76	–

14.65	(E)	4,498,001	0.49	0.49	1.27	97
14.37	(E)	758,802	0.74	0.74	1.02	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Stock HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Stock HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

22

Hartford Stock HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

Hartford Stock HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

24

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Stock HLS Fund
Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,255.58	$2.83	$1,000.00	$1,022.70	$2.53	0.50%	184	365
Class IB	$1,000.00	$1,254.00	$4.25	$1,000.00	$1,021.44	$3.81	0.75%	184	365

26

Hartford Stock HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Stock HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

27

Hartford Stock HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

28

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

29

Hartford Stock HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-S10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Total Return Bond HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"),with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Total Return Bond HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Total Return Bond HLS Fund inception 08/31/1977
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview(1) 12/31/00 - 12/31/10
Growth of $10,000 investment

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	10
	Year	Year	Year
Total Return Bond IA	7.51%	4.61%	5.65%
Total Return Bond IB	7.25%	4.35%	5.40%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.83%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Nasri Toutoungi	Joseph Portera	Christopher J. Zeppieri, CFA
Managing Director	Executive Vice President	Vice President

How did the Fund Perform?

The Class IA shares of the Hartford Total Return Bond HLS Fund returned 7.51% for the twelve-month period ended December 31, 2010, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54%, and the Lipper Intermediate Investment Grade Debt Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 7.09%.

Why Did the Fund perform this way?

The market and economic environment at the end of 2009 was characterized by confidence and optimism. The financial disaster of 2008 seemed like a bad memory as stocks (represented by the S&P 500 Index) finished the year 93% higher than the March 2009 lows. That optimism was also felt in interest rates, which rose to reflect improvements in economic growth, and in corporate bond spreads which contracted reflecting a better credit environment. We began 2010 with a modest overweight (i.e. the Fund’s sector position was greater than the benchmark position) in investment-grade credit and more significant overweights in high yield bonds, bank loans, emerging market debt and commercial mortgage backed securities (CMBS).

Toward the end of the first quarter 2010, the market became aware of issues related to the Greek government’s balance sheet. Greece was running far worse fiscal deficits than the representations made since its integration into the European Monetary Union. The prospect of a Greek debt restructuring and the rippling effects through European banks had many investors shunning riskier assets and the Euro. Despite trimming the Fund’s emerging market debt allocation and eliminating its bank loan exposure, the remaining credit sector overweights detracted from the Fund’s performance during this period.

The U.S. market reaction was acute but short lived as the severe pull back in free market capital availability was met with direct European Central Bank and International Monetary Fund support. Additionally, the market reacted favorably to strong Federal Reserve rhetoric suggesting that another round of quantitative easing (QE2) was imminent. Stock markets restored their bullish trend and credit risk premiums began to contract. The Fund had allocations to short Euro currency positions and credit exposure hedges during the early part of this small recovery which were, on the margin, a drag on performance.

2

In the last four months of the year, the Fund added to credit risk. Lower rated high yield corporate positions were purchased. The Fund also added spread exposure by moving down in capital structure in CMBS. The Fund was positioned to benefit from a yield curve move that failed to materialize in the fourth quarter, although the loss associated with this positioning was more than offset by the excess returns from high yield bonds and CMBS allocations in the fourth quarter. Two thirds of the Fund’s benchmark outperformance in 2010 can be attributed to the credit sector allocations held in the fourth quarter.

What is the outlook?

Market optimism pushed the U.S. Treasury ten-year yield up to near 4% last spring, but a combination of economic threats and the Federal Reserve’s purchasing plan managed to press yields back down to 2.33% in the fall. Yields have since migrated back up to 3.40% at yearend as once again economic optimism builds. Still, we expect that the same threats we faced last year, will be faced again in 2011. The European sovereign credit and banking crisis will likely make some additional headlines in the new year. We may also see the market react to both inflationary scares and deflationary scares. Additionally, concern over the U.S. dollar and foreign flows will likely stir up volatility. We believe that longer-term, rates will migrate higher, in what will eventually be a flattening of the Treasury yield curve. In the meantime, we will likely trade interest rate risk tactically and contrarian to the fear induced market moves.

Investment-grade credit has had a very good run. We believe there remains value in lower-rated investment-grade issuers but name selection will be more important in the coming year. Spreads overall will be influenced by many of the same catalysts that will drive moves in the yield curve. However, in addition to those macroeconomic risks, we will likely see more equity friendly corporate actions and M&A activity which could have a negative impact on specific issuers. We will likely continue to hold a modest benchmark overweight to the sector, but emphasize issuer selection as the means of adding value.

High yield corporate debt has also had two years of solid excess returns. Our base case scenario is for more modest, but still positive excess returns in 2011. Fundamentals are strong and we expect bankruptcy filings to remain low. Similarly, we believe that high yield bank loans should perform well and floating rate bank loans will likely continue to benefit from flows into the asset class by investors who wish to further insulate themselves from potentially higher interest rates. We will look for periods of market weakness to add to these sectors.

We feel that agency mortgage backed securities look fairly priced. We have a benchmark weight to the sector but we are actively positioning within mortgage pools. Non-agency mortgages have mounted a massive comeback over the last two years; we have only a small allocation to the sector as we feel valuations are fully priced. CMBS was the best performing investment-grade asset class last year, but like high yield, we expect more modest excess returns in 2011. Investors of all types are making capital available for commercial mortgage refinancing which, in turn, has made loan defaults less probable. We remain overweight to the sector relative to the benchmark.

We increased our exposure to Emerging Market Debt last year and we will continue to look for additional opportunities within the sector. Emerging Market Debt risk premiums will likely ebb and flow with the rest of the global markets. However, Emerging Market Debt will likely benefit from economic growth that will outpace the rest of the world. In addition, our non-dollar exposure in developed economies will center on currencies that we believe are likely to benefit from further Euro weakness.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	0.3%
Administrative Waste Management and Remediation	0.1
Agriculture, Forestry, Fishing and Hunting	0.1
Arts, Entertainment and Recreation	2.0
Beverage and Tobacco Product Manufacturing	0.6
Chemical Manufacturing	1.3
Computer and Electronic Product Manufacturing	0.2
Construction	0.2
Electrical Equipment, Appliance Manufacturing	0.2
Finance and Insurance	21.6
Food Manufacturing	1.3
Food Services	0.1
Foreign Governments	0.5
General Obligations	0.2
Health Care and Social Assistance	0.9
Higher Education (Univ., Dorms, etc.)	0.1
Information	3.7
Machinery Manufacturing	0.1
Management of Companies and Enterprises	0.1
Mining	2.1
Miscellaneous	0.1
Miscellaneous Manufacturing	0.9
Motor Vehicle & Parts Manufacturing	0.0
Paper Manufacturing	0.2
Petroleum and Coal Products Manufacturing	3.3
Pipeline Transportation	0.5
Plastics and Rubber Products Manufacturing	0.0
Primary Metal Manufacturing	1.2
Professional, Scientific and Technical Services	0.4
Rail Transportation	0.2
Real Estate and Rental and Leasing	0.5
Retail Trade	0.8
Tax Allocation	0.1
Textile Product Mills	0.0
Transportation	0.1
U.S. Government Agencies	33.6
U.S. Government Securities	15.9
Utilities	2.3
Utilities - Electric	0.2
Utilities - Water and Sewer	0.2
Water Transportation	0.0
Wholesale Trade	0.1
Other Securities
Automobiles & Components	0.1
Banks	0.0
Foreign Currency Option Contract	0.0
Interest Rate Option Contract	0.0
Telecommunication Services	0.0
Short-Term Investments	4.7
Other Assets and Liabilities	(1.1)
Total	100.0%

3

Diversification by Security Type
as of December 31, 2010
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	11.0%
Call Options Purchased	0.0
Common Stocks	0.0
Corporate Bonds: Investment Grade	26.2
Corporate Bonds: Non-Investment Grade	8.1
Municipal Bonds	1.0
Preferred Stocks	0.1
Put Options Purchased	0.0
Senior Floating Rate Interests: Non-Investment Grade	0.5
U.S. Government Agencies	33.6
U.S. Government Securities	15.9
Short-Term Investments	4.7
Other Assets and Liabilities	(1.1)
Total	100.0%

Distribution by Credit Quality
as of December 31, 2010
Percentage of
Credit Rating *	Net Assets
Aaa / AAA	5.1
Aa / AA	3.1
A	11.7
Baa / BBB	17.1
Ba / BB	3.1
B	3.7
Caa / CCC or Lower	2.6
Unrated	0.4
U.S. Government Securities	50.4
Cash	3.9
Other Assets & Liabilities	(1.1)
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody’s and S&P assign different ratings to a holding, the lower rating is used. “Unrated” includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

4

Hartford Total Return Bond HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.0%
	Finance and Insurance - 11.0%
	Ally Automotive Receivables Trust
$1,900	3.00%, 10/15/2015 ■	$1,970
4,600	3.29%, 03/15/2015 ■	4,696
	Americold LLC Trust
3,819	7.44%, 01/14/2029 ■	3,833
	Banc of America Commercial Mortgage, Inc.
2,300	5.48%, 01/15/2049	2,248
2,595	5.66%, 06/10/2049 Δ	2,663
	Banc of America Large Loan
2,293	2.00%, 11/15/2015 ■Δ	2,045
7,726	5.33%, 12/16/2043 ■	7,417
6,370	5.65%, 06/15/2049 ■Δ	6,268
	Bank of America Automotive Trust
6,700	3.03%, 10/15/2016 ■	6,914
	Bear Stearns Commercial Mortgage Securities, Inc.
35,341	0.80%, 11/11/2041 ⌂►	455
41,639	0.98%, 07/11/2042 ⌂►	611
11,820	5.81%, 06/12/2043	12,672
	CBA Commercial Small Balance Commercial Mortgage
29,525	4.56%, 07/25/2035 ■►Δ	3,248
54,166	5.39%, 06/25/2038 ■►Δ	5,010
	Chase Issuance Trust
6,920	5.12%, 10/15/2014	7,432
	Citibank Credit Card Issuance Trust
7,770	5.70%, 05/15/2013	7,934
	Citigroup Commercial Mortgage Trust
13,735	5.70%, 12/10/2049 Δ	14,039
6,293	5.73%, 03/15/2049 Δ	6,522
7,227	6.18%, 12/10/2049 Δ	7,768
	Citigroup/Deutsche Bank Commercial Mortgage Trust
10,180	5.32%, 12/11/2049	10,552
8,922	5.35%, 01/15/2046 Δ	9,575
4,325	5.62%, 10/15/2048	4,639
9,775	5.89%, 11/15/2044	10,431
	CNH Equipment Trust
6,322	2.90%, 11/17/2014 ○	6,131
	Commercial Mortgage Pass-Through Certificates
31,818	0.69%, 10/01/2020 ■►	1,346
29,405	2.46%, 09/01/2020 ■►	3,220
2,625	5.24%, 10/10/2020 ■	2,562
1,640	5.78%, 10/01/2020 ■Δ	1,615
10,390	5.81%, 12/10/2049 Δ	11,179
	Countrywide Home Loans, Inc.
27,838	6.00%, 10/25/2037 ⌂	26,453
	Credit Suisse Mortgage Capital Certificates
12,475	5.31%, 12/15/2039	12,993
6,040	5.34%, 12/15/2039	5,983
	Credit-Based Asset Servicing and Securitization
2,541	0.53%, 05/25/2036 ■Δ	1,728
	Crest Clarendon Street
5,824	0.78%, 12/28/2017 ■Δ	5,533
	CW Capital Cobalt Ltd.
5,230	5.48%, 04/15/2047	5,357
	Extended Stay America Trust
5,288	5.50%, 11/05/2027 ■	5,206
	Ford Credit Automotive Owner Trust
1,730	5.53%, 05/15/2016 ■	1,817
	Ford Credit Floorplan Master Owner Trust
6,225	1.50%, 09/15/2015	6,174
	Fremf Mortgage Trust
5,385	5.16%, 09/25/2045 ■Δ	4,649
	GE Business Loan Trust
7,788	1.26%, 05/15/2034 ■Δ	2,490
	GE Capital Credit Card Master Note Trust
17,050	2.21%, 06/15/2016	17,337
12,520	3.69%, 07/15/2015	13,005
	Goldman Sachs Mortgage Securities Corp. II
46,138	1.72%, 08/10/2020 ■►	4,149
8,570	5.56%, 11/10/2039	9,090
	Greenwich Capital Commercial Funding Corp.
10,395	5.44%, 03/10/2039 Δ	10,952
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 ⌂†	138
	JP Morgan Chase Commercial Mortgage Securities Corp.
443,452	0.16%, 08/12/2037 ►	664
15,315	0.67%, 10/15/2020 ■►	591
369,426	0.71%, 05/12/2045 ►	4,359
17,000	1.97%, 09/15/2020 ■►	1,795
3,615	5.32%, 12/15/2044 Δ	3,524
11,480	5.34%, 05/15/2047	11,855
4,530	5.40%, 05/15/2045	4,823
9,779	5.42%, 01/15/2049	10,171
11,920	5.43%, 12/12/2043	12,636
3,090	5.44%, 06/12/2047 Δ	3,238
5,900	5.46%, 12/12/2043	5,797
4,245	5.46%, 01/15/2049 Δ	4,039
3,323	5.53%, 11/15/2043 ■Δ	3,110
5,855	5.93%, 02/12/2051 Δ	6,057
	LB-UBS Commercial Mortgage Trust
7,560	5.42%, 02/15/2040 Δ	7,939
6,370	5.43%, 02/15/2040	6,569
	Lehman Brothers Small Balance Commercial
3,267	5.52%, 09/25/2030 ■	3,082
1,919	5.62%, 09/25/2036 ■	1,804
	Merrill Lynch Mortgage Trust
41,003	0.94%, 10/12/2041 ⌂►	389
2,860	5.11%, 07/12/2038 Δ	2,908
11,944	5.83%, 06/12/2050 Δ	12,045
	Merrill Lynch/Countrywide Commercial Mortgage Trust
4,225	5.17%, 12/12/2049 Δ	4,373
7,300	5.20%, 12/12/2049	7,149
8,970	5.38%, 08/12/2048	9,160
6,435	5.48%, 03/12/2051 Δ	6,561
	Morgan Stanley Capital I
3,690	5.33%, 12/15/2043	3,909

The accompanying notes are an integral part of these financial statements.

5

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.0% - (continued)
	Finance and Insurance - 11.0% - (continued)
$6,817	5.78%, 04/12/2049 Δ	$7,075
	Morgan Stanley Dean Witter Capital I
15,286	0.01%, 08/25/2032 ⌂►†	–
	Morgan Stanley Reremic Trust
6,400	5.81%, 08/12/2045 ■Δ	6,360
	National Credit Union Administration
8,440	1.84%, 10/07/2020 Δ	8,355
	Nationstar Home Equity Loan Trust
211	0.00%, 03/25/2037 ⌂●	–
	NCUA Guaranteed Notes
5,200	2.90%, 10/29/2020	5,056
	Popular ABS Mortgage Pass-Through Trust
3,007	4.75%, 12/25/2034	3,026
2,573	5.42%, 04/25/2035	1,546
	RBSCF Trust
7,205	5.51%, 04/16/2047 ■Δ	6,887
	Renaissance Home Equity Loan Trust
3,566	5.36%, 05/25/2035	1,898
2,677	5.58%, 11/25/2036 Δ	2,143
	Residential Funding Mortgage Securities,
	Inc.
2,383	6.00%, 07/25/2037 ⌂	2,184
	Sovereign Commercial Mortgage Securities
12,341	5.81%, 07/22/2030 ■Δ	12,756
	Wachovia Bank Commercial Mortgage Trust
4,960	5.34%, 11/15/2048	5,005
3,301	5.51%, 04/15/2047	3,366
	Wamu Commercial Mortgage Securities
	Trust
19,570	6.13%, 03/23/2045 ■ΔΨ	12,654
	Wells Fargo Alternative Loan Trust
10,329	6.25%, 11/25/2037 ⌂	8,964
		523,871

	Total asset & commercial mortgage backed securities
	(cost $503,942)	$523,871

CORPORATE BONDS: INVESTMENT GRADE - 26.2%
	Administrative Waste Management and Remediation - 0.1%
	Brambles USA, Inc.
$5,478	3.95%, 04/01/2015 ■	$5,557

	Arts, Entertainment and Recreation - 1.3%
	Comcast Corp.
100	10.63%, 07/15/2012	113
	DirecTV Holdings LLC
8,570	7.63%, 05/15/2016	9,502
	Grupo Televisa S.A.
9,548	6.63%, 01/15/2040	10,340
	NBC Universal, Inc.
3,745	3.65%, 04/30/2015 ■	3,841
6,700	4.38%, 04/01/2021 ■	6,503
4,665	5.15%, 04/30/2020 ■	4,836
	Time Warner Cable, Inc.
9,509	3.50%, 02/01/2015	9,770
6,061	8.25%, 04/01/2019	7,529
	Time Warner Entertainment Co., L.P.
8,175	8.38%, 07/15/2033	10,317
		62,751
	Beverage and Tobacco Product Manufacturing - 0.6%
	Altria Group, Inc.
7,418	10.20%, 02/06/2039	10,721
	Anheuser-Busch Cos., Inc.
1,281	8.20%, 01/15/2039 ■	1,738
	Anheuser-Busch InBev N.V.
8,890	7.75%, 01/15/2019 ■	11,062
BRL 5,900	9.75%, 11/17/2015	3,608
		27,129
	Chemical Manufacturing - 1.1%
	Dow Chemical Co.
5,205	2.50%, 02/15/2016	4,999
5,160	4.25%, 11/15/2020	4,943
13,580	8.55%, 05/15/2019	17,019
	Incitec Pivot Finance LLC
16,285	6.00%, 12/10/2019 ■	16,676
	Yara International ASA
6,770	7.88%, 06/11/2019 ■	8,069
		51,706
	Computer and Electronic Product Manufacturing - 0.1%
	Harris Corp.
4,340	4.40%, 12/15/2020	4,340
	Seagate Technology International
1,303	10.00%, 05/01/2014 ■	1,528
		5,868
	Construction - 0.1%
	CRH America, Inc.
3,590	5.30%, 10/15/2013	3,852

	Electrical Equipment, Appliance Manufacturing - 0.2%
	General Electric Co.
10,740	5.00%, 02/01/2013	11,481

	Finance and Insurance - 9.3%
	American Express Co.
8,385	5.50%, 04/16/2013	9,037
8,587	5.55%, 10/17/2012	9,185
	American International Group, Inc.
2,593	3.65%, 01/15/2014	2,637
	Americo Life, Inc.
75	7.88%, 05/01/2013 ⌂	82
	Army Hawaii Family Housing Trust Certificates
5,370	5.52%, 06/15/2050 ■	4,611
	BAE Systems Holdings, Inc.
10,204	5.20%, 08/15/2015 ■	10,882
	Bank of America Corp.
11,640	5.63%, 07/01/2020	11,867
10,380	5.88%, 01/05/2021	10,739
6,560	7.38%, 05/15/2014	7,292
	Bank of New York Institutional Capital Trust
200	7.78%, 12/01/2026 ■	205

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 26.2% - (continued)
	Finance and Insurance - 9.3% - (continued)
	Barclays Bank plc
$8,030	6.05%, 12/04/2017 ■	$8,237
	CDP Financial, Inc.
10,860	3.00%, 11/25/2014 ■	11,039
8,915	4.40%, 11/25/2019 ■	9,064
	Citigroup, Inc.
10,185	2.13%, 04/30/2012	10,392
22,747	4.59%, 12/15/2015	23,714
8,887	6.38%, 08/12/2014	9,822
3,747	8.13%, 07/15/2039	4,767
4,839	8.50%, 05/22/2019	6,007
	Comerica, Inc.
2,534	3.00%, 09/16/2015	2,505
	Corpoacion Andina De Fomento
9,175	3.75%, 01/15/2016	9,096
530	8.13%, 06/04/2019	624
	First Union Capital I
2,584	7.94%, 01/15/2027	2,658
	General Electric Capital Corp.
8,785	5.63%, 05/01/2018	9,580
	Goldman Sachs Group, Inc.
10,968	3.70%, 08/01/2015	11,176
	Guardian Life Insurance Co.
6,291	7.38%, 09/30/2039 ■	7,324
	Huntington Bancshares, Inc.
943	7.00%, 12/15/2020	993
	Icici Bank Ltd.
3,100	5.75%, 11/16/2020 ■	3,085
	Jefferies Group, Inc.
7,713	8.50%, 07/15/2019	8,819
	JP Morgan Chase & Co.
5,072	5.50%, 10/15/2040	5,184
6,375	6.00%, 01/15/2018	7,119
	JP Morgan Chase Capital II
3,880	0.79%, 02/01/2027 Δ	3,068
	JP Morgan Chase Capital XXV
4,288	6.80%, 10/01/2037	4,421
	Lloyds Banking Group plc
15,635	4.38%, 01/12/2015 ■	15,631
	Massachusetts Mutual Life Insurance Co.
4,148	8.88%, 06/01/2039 ■	5,552
	MBNA America Bank N.A.
7,200	7.13%, 11/15/2012	7,786
	Merrill Lynch & Co., Inc.
16,355	6.05%, 05/16/2016	16,851
	Metropolitan Life Global Funding I
6,515	0.55%, 03/15/2012 ■Δ	6,520
3,400	5.13%, 06/10/2014 ■	3,698
	Morgan Stanley
4,395	5.95%, 12/28/2017	4,650
21,010	6.25%, 08/28/2017	22,631
	Myriad International Holdings B.V.
3,900	6.38%, 07/28/2017 ■	4,085
	Nationwide Mutual Insurance Co.
6,425	9.38%, 08/15/2039 ■	7,452
	New York Life Global Funding
12,295	3.00%, 05/04/2015 ■	12,550
	New York Life Insurance Co.
5,956	6.75%, 11/15/2039 ■	7,023
	Ohio National Financial Services, Inc.
6,672	6.38%, 04/30/2020 ■	6,945
	Prudential Financial, Inc.
5,045	6.20%, 11/15/2040	5,337
	Prudential Holdings LLC
200	7.25%, 12/18/2023 ■	223
	Rabobank Netherlands
3,993	11.00%, 06/30/2019 ■♠	5,161
	Royal Bank of Scotland plc
13,300	3.95%, 09/21/2015	13,074
	Santander U.S. Debt S.A.
10,500	3.72%, 01/20/2015 ■	9,948
	Teachers Insurance & Annuity Association
6,248	6.85%, 12/16/2039 ■	7,310
	Temasek Financial I Ltd.
8,850	4.30%, 10/25/2019 ■	9,017
	UBS AG Stamford CT
7,909	2.25%, 08/12/2013	7,977
5,225	4.88%, 08/04/2020	5,316
	VTB Capital S.A.
4,400	6.55%, 10/13/2020 ■	4,323
	Wells Fargo & Co.
3,140	3.63%, 04/15/2015	3,256
	Wells Fargo Bank NA
8,015	0.49%, 05/16/2016 Δ	7,410
12,775	4.75%, 02/09/2015	13,553
	ZFS Finance USA Trust I
3,193	6.50%, 05/09/2037 ■Δ	3,113
		441,623
	Food Manufacturing - 1.1%
	Kraft Foods, Inc.
18,255	4.13%, 02/09/2016	19,162
14,190	5.38%, 02/10/2020	15,272
4,699	6.13%, 02/01/2018	5,368
	Wrigley Jr., William Co.
10,070	3.70%, 06/30/2014 ■	10,373
		50,175
	Foreign Governments - 0.3%
	Banco Nacional De Desenvolvimento
4,800	5.50%, 07/12/2020 ■	4,932
	Brazil (Republic of)
2,400	4.88%, 01/22/2021	2,448
2,781	8.00%, 01/15/2018	3,254
	South Africa (Republic of)
4,295	5.88%, 05/30/2022	4,617
		15,251
	Health Care and Social Assistance - 0.5%
	CVS Caremark Corp.
2,742	6.30%, 06/01/2037 Δ	2,643
	CVS Corp.
9,364	8.35%, 07/10/2031 ■	11,153
	Wyeth
7,565	5.95%, 04/01/2037	8,371
		22,167
	Information - 2.3%
	America Movil S.A. de C.V.
5,600	5.00%, 03/30/2020	5,821
10,700	6.13%, 03/30/2040	11,347

The accompanying notes are an integral part of these financial statements.

7

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 26.2% - (continued)
	Information - 2.3% - (continued)
	AT&T, Inc.
$15,520	5.35%, 09/01/2040 ■	$14,596
	Cellco Partnership - Verizon Wireless Capital
7,280	8.50%, 11/15/2018	9,526
	France Telecom S.A.
4,515	2.13%, 09/16/2015	4,395
	GTE Corp.
165	8.75%, 11/01/2021	213
	Oracle Corp.
5,855	5.38%, 07/15/2040 ■	5,929
	Qwest Corp.
4,835	7.20%, 11/10/2026	4,714
3,656	7.25%, 10/15/2035	3,583
	Rogers Cable, Inc.
2,675	8.75%, 05/01/2032	3,292
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,954
	Telecom Italia Capital
5,000	7.18%, 06/18/2019	5,350
214	7.72%, 06/04/2038	212
	Telefonica Emisiones SAU
5,295	4.95%, 01/15/2015	5,484
3,755	5.13%, 04/27/2020	3,615
	Telefonica Moviles Chile
2,800	2.88%, 11/09/2015 ■	2,687
	Telemar Norte Leste S.A.
4,895	5.50%, 10/23/2020 ■	4,712
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,667
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	14,580
		106,677
	Management of Companies and Enterprises - 0.1%
	Votorantim Participacoes
6,300	6.75%, 04/05/2021 ■	6,583

	Mining - 1.9%
	Anglo American Capital plc
5,500	2.15%, 09/27/2013 ■	5,547
16,188	9.38%, 04/08/2014 - 04/08/2019 ■	19,787
	Anglogold Holdings plc
8,905	5.38%, 04/15/2020	9,261
2,170	6.50%, 04/15/2040	2,218
	Barrick Gold Corp.
3,280	6.95%, 04/01/2019	4,025
	Cliff’s Natural Resources, Inc.
4,065	4.80%, 10/01/2020	3,972
6,135	5.90%, 03/15/2020	6,463
	Rio Tinto Finance USA Ltd.
6,470	3.50%, 11/02/2020	6,142
4,965	9.00%, 05/01/2019	6,668
	Southern Copper Corp.
4,800	5.38%, 04/16/2020	4,853
4,200	6.75%, 04/16/2040	4,349
	Teck Resources Ltd.
7,515	10.75%, 05/15/2019	9,770
	Vale Overseas Ltd.
5,605	6.88%, 11/10/2039	6,193
		89,248
	Miscellaneous Manufacturing - 0.7%
	Meccanica Holdings USA, Inc.
10,489	6.25%, 07/15/2019 - 01/15/2040 ■	9,959
	Tyco Electronics Group S.A.
5,292	4.88%, 01/15/2021	5,351
6,787	6.55%, 10/01/2017	7,713
	Tyco International Ltd.
7,791	8.50%, 01/15/2019	9,972
		32,995
	Petroleum and Coal Products Manufacturing - 2.9%
	BG Energy Capital plc
7,910	2.50%, 12/09/2015 ■	7,837
7,830	4.00%, 12/09/2020 ■	7,689
	Canadian Natural Resources Ltd.
1,689	6.25%, 03/15/2038	1,866
6,340	6.50%, 02/15/2037	7,212
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	4,374
4,620	6.70%, 09/15/2019	5,508
	Gazprom International S.A.
3,887	7.20%, 02/01/2020 §	4,132
	Motiva Enterprises LLC
3,769	5.75%, 01/15/2020 ■	4,228
7,271	6.85%, 01/15/2040 ■	8,451
	Nabors Industries, Inc.
3,850	5.00%, 09/15/2020 ■	3,735
7,183	9.25%, 01/15/2019	8,901
	Pemex Project Funding Master Trust
6,205	6.63%, 06/15/2035	6,313
	Petrobras International Finance Co.
5,185	5.75%, 01/20/2020	5,380
5,140	6.88%, 01/20/2040	5,399
	Rowan Cos., Inc.
5,548	7.88%, 08/01/2019	6,438
	Sempra Energy
5,218	6.50%, 06/01/2016	6,058
9,495	9.80%, 02/15/2019	12,765
	TNK-BP Finance S.A.
4,800	6.63%, 03/20/2017 §	5,100
	Transocean, Inc.
11,630	1.50%, 12/15/2037 ۞	11,252
	Valero Energy Corp.
9,686	9.38%, 03/15/2019	12,023
	Williams Partners L.P.
4,160	4.13%, 11/15/2020	3,940
		138,601
	Pipeline Transportation - 0.3%
	TransCanada Pipelines Ltd.
5,115	3.80%, 10/01/2020	4,992
5,616	7.25%, 08/15/2038	6,983
		11,975
	Primary Metal Manufacturing - 0.9%
	Alcoa, Inc.
10,201	5.95%, 02/01/2037	9,561
8,260	6.15%, 08/15/2020	8,482

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 26.2% - (continued)
	Primary Metal Manufacturing - 0.9% - (continued)
	ArcelorMittal
$6,240	7.00%, 10/15/2039	$6,476
6,025	9.00%, 02/15/2015	7,171
3,430	9.85%, 06/01/2019	4,335
	Gerdau S.A.
4,920	5.75%, 01/30/2021 ■	4,932
		40,957
	Rail Transportation - 0.2%
	Norfolk Southern Corp.
10,230	5.75%, 04/01/2018	11,552

	Real Estate and Rental and Leasing - 0.3%
	COX Communications, Inc.
4,510	6.25%, 06/01/2018 ■	5,037
5,485	8.38%, 03/01/2039 ■	7,108
	US Bank Realty Corp.
5,300	6.09%, 01/15/2012 ■♠Δ	3,995
		16,140
	Retail Trade - 0.2%
	Ahold Lease USA, Inc.
9,513	8.62%, 01/02/2025	11,035

	Utilities - 1.7%
	Colbun S.A.
2,500	6.00%, 01/21/2020 ■	2,600
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	6,544
	Duke Energy Corp.
4,726	5.25%, 01/15/2018	5,225
3,960	7.00%, 11/15/2018	4,843
	E.CL S.A.
2,100	5.63%, 01/15/2021 ■	2,080
	Georgia Power Co.
6,555	5.40%, 06/01/2040	6,621
	LG & E & KU Energy LLC
7,190	2.13%, 11/15/2015 ■	6,898
	Louisville Gas & Electric Co.
1,980	5.13%, 11/15/2040 ■	1,945
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,753
	Northern States Power Co.
5,735	6.25%, 06/01/2036	6,622
	Pacific Gas & Electric Co.
5,711	5.63%, 11/30/2017	6,430
	Pacific Gas & Electric Energy Recovery Funding LLC
6,208	8.25%, 10/15/2018	8,066
	PPL Electric Utilities
3,665	5.13%, 11/01/2040 ■	3,596
	PSEG Power
4,534	5.00%, 04/01/2014	4,865
	Public Service Co. of Colorado
2,142	6.50%, 08/01/2038	2,529
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,800
		80,417
	Total corporate bonds: investment grade
	(cost $1,163,374)	$1,243,740

CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1%
	Accommodation and Food Services - 0.3%
	Harrah’s Operating Co., Inc.
$840	11.25%, 06/01/2017	$945
	MGM Mirage, Inc.
6,458	11.13%, 11/15/2017	7,427
	MGM Resorts International
3,552	11.38%, 03/01/2018	3,854
	Wynn Las Vegas LLC
625	7.75%, 08/15/2020	676
		12,902
	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Sino-Forest Corp.
4,895	6.25%, 10/21/2017 ■	4,938

	Arts, Entertainment and Recreation - 0.7%
	AMC Entertainment, Inc.
1,729	9.75%, 12/01/2020 ■	1,798
	Bresnan Broadband Holdings LLC
1,180	8.00%, 12/15/2018 ■	1,215
	Cenveo, Inc.
1,465	10.50%, 08/15/2016 ■	1,440
	Citadel Broadcasting Corp.
1,537	7.75%, 12/15/2018 ■	1,591
	Clubcorp Club Operations, Inc.
1,540	10.00%, 12/01/2018 ■	1,463
	Downstream Development Authority
1,247	12.00%, 10/15/2015 ■	1,230
	First Data Corp.
3,420	10.55%, 09/24/2015	3,148
	Knight Ridder, Inc.
4,034	6.88%, 03/15/2029	2,723
	McClatchy Co.
2,475	11.50%, 02/15/2017	2,781
	NAI Entertainment Holdings LLC
555	8.25%, 12/15/2017 ■	583
	Sirius Satellite Radio, Inc.
786	7.00%, 12/01/2014 ۞■	965
	TL Acquisitions, Inc.
1,615	13.25%, 07/15/2015 ■	1,704
	Virgin Media Finance plc
5,760	9.50%, 08/15/2016	6,509
	XM Satellite Radio, Inc.
3,746	13.00%, 08/01/2013 ■	4,457
		31,607
	Chemical Manufacturing - 0.2%
	Hexion U.S. Finance Corp.
1,158	9.00%, 11/15/2020 ■	1,225
	Lyondell Chemical Co.
6,935	11.00%, 05/01/2018	7,854
		9,079
	Computer and Electronic Product Manufacturing - 0.1%
	Magnachip Semiconductor
1,405	10.50%, 04/15/2018	1,482
	Sorenson Communications
2,006	10.50%, 02/01/2015 ■	1,224
	Spansion LLC
1,390	7.88%, 11/15/2017 ■	1,376
		4,082

The accompanying notes are an integral part of these financial statements.

9

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1% - (continued)
	Construction - 0.1%
	Odebrecht Finance Ltd.
$3,040	7.00%, 04/21/2020 §	$3,268
	Urbi Desarrollos Urbanos
1,500	9.50%, 01/21/2020 §	1,714
		4,982
	Finance and Insurance - 1.2%
	Ally Financial, Inc.
2,010	7.50%, 09/15/2020 ■	2,108
2,080	8.30%, 02/12/2015	2,288
	American General Finance Corp.
10,505	6.90%, 12/15/2017	8,483
	Bank of America Capital II
2,610	8.00%, 12/15/2026	2,626
	CIT Group, Inc.
12,940	7.00%, 05/01/2017	12,972
	Discover Financial Services, Inc.
5,970	10.25%, 07/15/2019	7,410
	Ford Motor Credit Co.
6,545	6.63%, 08/15/2017	6,879
	Liberty Mutual Group, Inc.
4,230	10.75%, 06/15/2058 ■	5,118
	Penson Worldwide, Inc.
1,236	12.50%, 05/15/2017 ■	1,113
	Provident Funding Associates
1,525	10.25%, 04/15/2017 ■	1,582
	SLM Corp.
6,630	8.00%, 03/25/2020	6,722
		57,301
	Food Manufacturing - 0.2%
	Darling International, Inc.
206	8.50%, 12/15/2018 ■	215
	Harbinger Group, Inc.
657	10.63%, 11/15/2015 ■	660
	Smithfield Foods, Inc.
6,060	10.00%, 07/15/2014 ■	6,984
		7,859
	Food Services - 0.1%
	Arcos Dorados S.A.
4,800	7.50%, 10/01/2019 ■	5,184
	Landry’s Restaurants, Inc.
1,770	11.63%, 12/01/2015	1,889
		7,073
	Foreign Governments - 0.2%
	Colombia (Republic of)
3,800	7.38%, 03/18/2019	4,560
	El Salvador (Republic of)
2,465	7.65%, 06/15/2035 §	2,607
2,300	8.25%, 04/10/2032 §	2,553
		9,720
	Health Care and Social Assistance - 0.4%
	Aurora Diagnostics Holdings
841	10.75%, 01/15/2018 ■	843
	Biomet, Inc.
1,765	10.38%, 10/15/2017	1,928
	HCA, Inc.
11,650	9.25%, 11/15/2016	12,429
	Valeant Pharmaceuticals International
2,189	7.00%, 10/01/2020 ■	2,162
		17,362
	Information - 1.3%
	Charter Communications Holdings II LLC
4,220	13.50%, 11/30/2016	5,032
	Clearwire Corp.
2,930	12.00%, 12/01/2017 ■	3,032
	Cricket Communications, Inc.
1,946	7.75%, 05/15/2016	2,019
	Frontier Communications Corp.
4,775	7.88%, 04/15/2015	5,217
510	8.25%, 04/15/2017	560
	GXS Worldwide, Inc.
2,460	9.75%, 06/15/2015	2,429
	Intelsat Bermuda Ltd.
8,670	9.25%, 06/15/2016 ⌂	9,364
	Intelsat Corp.
3,180	9.25%, 06/15/2016	3,434
	Intelsat Intermediate Holdings Ltd.
2,400	9.50%, 02/01/2015	2,472
	Level 3 Financing, Inc.
7,150	10.00%, 02/01/2018	6,864
	MTS International Funding Ltd.
4,360	8.63%, 06/22/2020 ■	4,954
	PAETEC Holding Corp.
1,002	9.88%, 12/01/2018 ■	1,029
	Sprint Capital Corp.
7,490	8.75%, 03/15/2032	7,565
	Syniverse Holdings, Inc.
209	9.13%, 01/15/2019 ■	216
	Trilogy International Partners LLC
2,420	10.25%, 08/15/2016 ■	2,396
	Videotron Ltee
1,295	9.13%, 04/15/2018	1,444
	Wind Acquisition Finance S.A.
644	7.25%, 02/15/2018 ■	655
2,585	11.75%, 07/15/2017 ■	2,915
	Windstream Corp.
1,410	8.63%, 08/01/2016	1,484
		63,081
	Machinery Manufacturing - 0.1%
	Case New Holland, Inc.
4,301	7.75%, 09/01/2013	4,624
2,446	7.88%, 12/01/2017 ■	2,672
		7,296
	Mining - 0.2%
	Alrosa Finance S.A.
5,100	7.75%, 11/03/2020 ■	5,348
	FMG Resources Pty Ltd.
1,509	7.00%, 11/01/2015 ■	1,547
	International Coal Group, Inc.
1,551	9.13%, 04/01/2018	1,675
		8,570
	Miscellaneous Manufacturing - 0.2%
	L-3 Communications Corp.
4,650	6.38%, 10/15/2015	4,790
The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1% - (continued)
	Miscellaneous Manufacturing - 0.2% - (continued)
	Reynolds Group Issuer, Inc.
$3,389	7.13%, 04/15/2019 ■	$3,448
	Transdigm, Inc.
1,180	7.75%, 12/15/2018 ■	1,221
		9,459
	Motor Vehicle & Parts Manufacturing - 0.0%
	Tenneco, Inc.
828	6.88%, 12/15/2020 ■	847
	TRW Automotive, Inc.
363	3.50%, 12/01/2015 ۞■	698
		1,545
	Paper Manufacturing - 0.2%
	Domtar Corp.
1,310	10.75%, 06/01/2017	1,651
	Georgia-Pacific LLC
3,500	8.25%, 05/01/2016 ■	3,951
775	8.88%, 05/15/2031	953
	Mercer International, Inc.
785	9.50%, 12/01/2017 ■	806
	New Page Corp.
1,005	10.00%, 05/01/2012	573
		7,934
	Petroleum and Coal Products Manufacturing - 0.4%
	Anadarko Petroleum Corp.
3,565	6.38%, 09/15/2017	3,883
	Chesapeake Energy Corp.
4,985	9.50%, 02/15/2015	5,621
	Concho Resources, Inc.
318	7.00%, 01/15/2021	326
	Drummond Co., Inc.
2,000	7.38%, 02/15/2016	2,073
	Kazmunaigaz Finance Sub B.V.
3,650	8.38%, 07/02/2013 §	4,019
	Opti Canada, Inc.
2,950	8.25%, 12/15/2014	2,102
	Regency Energy Partners L.P.
1,440	9.38%, 06/01/2016	1,580
	Star Gas Partners L.P.
399	8.88%, 12/01/2017 ■	402
		20,006
	Pipeline Transportation - 0.2%
	Dynegy Holdings, Inc.
3,920	7.75%, 06/01/2019	2,617
	El Paso Corp.
4,070	7.00%, 06/15/2017	4,295
	Energy Transfer Equity L.P.
1,282	7.50%, 10/15/2020	1,320
		8,232
	Plastics and Rubber Products Manufacturing - 0.0%
	Titan International, Inc.
2,022	7.88%, 10/01/2017 ■	2,133

	Primary Metal Manufacturing - 0.1%
	Atkore International, Inc.
423	9.88%, 01/01/2018 ■	440
	Novelis, Inc.
2,131	8.38%, 12/15/2017 ■	2,206
		2,646
	Professional, Scientific and Technical Services - 0.4%
	Affinion Group, Inc.
14,279	11.50%, 10/15/2015	14,850
4,261	11.63%, 11/15/2015 ■	4,421
		19,271
	Real Estate and Rental and Leasing - 0.2%
	Avis Budget Car Rental LLC
1,500	9.63%, 03/15/2018	1,616
	Hertz Corp.
6,115	8.88%, 01/01/2014	6,253
	International Lease Finance Corp.
2,090	8.88%, 09/01/2017	2,254
		10,123
	Retail Trade - 0.5%
	Affinia Group, Inc.
215	9.00%, 11/30/2014 ■	221
	Dollar General Corp.
4,020	10.63%, 07/15/2015	4,372
	Federated Retail Holdings, Inc.
5,130	5.90%, 12/01/2016	5,476
1,205	6.38%, 03/15/2037	1,181
	Great Atlantic & Pacific Tea Co., Inc.
1,505	0.00%, 08/01/2015 ■Ω	1,354
	Parkson Retail Group Ltd.
5,105	7.88%, 11/14/2011	5,308
	Sears Holdings Corp.
5,790	6.63%, 10/15/2018 ■	5,399
	Supervalu, Inc.
800	8.00%, 05/01/2016	766
	Toys R Us, Inc.
1,490	7.38%, 09/01/2016 ■	1,565
		25,642
	Textile Product Mills - 0.0%
	Interface, Inc.
1,011	7.63%, 12/01/2018 ■	1,044

	Utilities - 0.6%
	AES Corp.
1,365	9.75%, 04/15/2016	1,525
	AES El Salvador Trust
2,300	6.75%, 02/01/2016 §	2,225
	Calpine Corp.
3,879	7.25%, 10/15/2017 ■	3,879
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	8,544
	Edison Mission Energy
2,815	7.00%, 05/15/2017	2,231
	Energy Future Holdings Corp.
1,075	10.88%, 11/01/2017	747
	Energy Future Intermediate Holding Co. LLC
2,225	10.00%, 12/01/2020	2,295

The accompanying notes are an integral part of these financial statements.

11

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1% - (continued)
	Utilities - 0.6% - (continued)
	NRG Energy, Inc.
$4,695	8.50%, 06/15/2019	$4,848
		26,294
	Water Transportation - 0.0%
	NCL Corp., Ltd.
480	11.75%, 11/15/2016	560

	Wholesale Trade - 0.1%
	Spectrum Brands, Inc.
1,845	9.50%, 06/15/2018 ■	2,027
	U.S. Foodservice, Inc.
2,667	10.25%, 06/30/2015 ■	2,734
		4,761
	Total corporate bonds: non-investment grade
	(cost $367,386)	$385,502

MUNICIPAL BONDS - 1.0%
	General Obligations - 0.2%
	California State
$3,535	7.60%, 11/01/2040	$3,681
	Oregon School Boards Association, Taxable Pension
7,325	4.76%, 06/30/2028	6,516
		10,197
	Higher Education (Univ., Dorms, etc.) - 0.1%
	Curators University, MO, System Fac Rev
2,270	5.79%, 11/01/2041	2,347

	Miscellaneous - 0.1%
	Colorado Bridge Enterprise Rev Build America Bond
4,000	6.08%, 12/01/2040	4,026

	Tax Allocation - 0.1%
	California Urban IDA Taxable
275	6.10%, 05/01/2024	230
	Regional Transportation Dist
5,225	5.84%, 11/01/2050	5,206
		5,436
	Transportation - 0.1%
	Connecticut State Special Tax Obligation Rev
7,005	5.46%, 11/01/2030	6,890

	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
10,565	6.64%, 04/01/2057	10,327

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities Commission
8,520	6.00%, 11/01/2040	8,070

	Total municipal bonds
	(cost $48,826)	$47,293

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 0.5%
	Finance and Insurance - 0.1%
	BNY Convergex Group LLC
$735	7.00%, 12/15/2017 ◊☼	$748
	Nuveen Investments, Inc.
2,620	12.50%, 07/31/2015 ±	2,832
		3,580
	Information - 0.1%
	WideOpenWest Finance LLC
5,631	6.51%, 06/29/2015 ±	4,969

	Primary Metal Manufacturing - 0.2%
	Novelis, Inc.
8,180	5.25%, 12/13/2016 ±	8,278

	Retail Trade - 0.1%
	Easton-Bell Sports, Inc.
3,760	11.50%, 12/31/2015 ±⌂	3,685

	Total senior floating rate interests: non-investment grade
	(cost $20,912)	$20,512

U.S. GOVERNMENT AGENCIES - 33.6%
	Federal Home Loan Mortgage Corporation - 4.6%
$24,039	1.52%, 08/25/2020 ►	$2,224
28,733	4.00%, 08/01/2025	29,693
18,659	5.50%, 10/01/2018 - 05/01/2037	19,985
128,293	6.00%, 04/01/2017 - 05/01/2038	139,480
10,273	6.50%, 07/01/2031 - 08/01/2038	11,396
6	7.50%, 09/01/2029 - 11/01/2031	7
		202,785
	Federal National Mortgage Association - 10.6%
84,143	3.50%, 10/01/2025 - 02/15/2026 ☼	84,526
62,346	4.00%, 06/01/2025 - 10/01/2025	64,499
55,651	4.50%, 09/01/2024 - 08/01/2040	57,967
149,334	5.00%, 02/01/2018 - 12/01/2034	158,246
119,979	5.50%, 12/01/2013 - 05/01/2038	129,194
13,675	6.00%, 07/01/2012 - 03/01/2033	15,042
83	6.50%, 11/01/2014 - 07/01/2032	92
2,189	7.00%, 02/01/2016 - 10/01/2037	2,477
642	7.50%, 11/01/2015 - 05/01/2032	738
2	8.00%, 04/01/2032	2
		512,783
	Government National Mortgage Association - 16.1%
154,750	4.00%, 10/20/2040	156,011
426,417	4.50%, 05/15/2040 - 10/20/2040 ‡	443,347
131,257	5.00%, 06/15/2039 - 09/20/2040 ‡	139,869
15,780	5.50%, 03/15/2033 - 10/20/2034	17,103
10,402	6.50%, 06/15/2028 - 09/15/2032	11,808
29	7.00%, 06/20/2030 - 08/15/2031	32
5	8.50%, 11/15/2024	5
		768,175

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
U.S. GOVERNMENT AGENCIES - 33.6% - (continued)
	Other Government Agencies - 2.3%
	Small Business Administration Participation Certificates:
$13,425	3.80%, 07/01/2030	$13,550
18,492	3.88%, 06/01/2030	18,711
20,102	4.11%, 05/01/2030	20,514
23,632	4.14%, 02/01/2030	24,322
16,103	4.19%, 03/01/2030	16,565
15,605	4.36%, 04/01/2030	16,165
		109,827
	Total U.S. government agencies
	(cost $1,569,311)	$1,593,570

U.S. GOVERNMENT SECURITIES - 15.9%
	U.S. Treasury Securities - 15.9%
	U.S. Treasury Bonds - 2.2%
$529	2.63%, 11/15/2020	$499
37,568	4.25%, 11/15/2040	36,958
56,645	5.38%, 02/15/2031	66,124
		103,581
	U.S. Treasury Notes - 13.7%
283,595	0.38%, 09/30/2012 - 10/31/2012	282,808
98,578	1.00%, 10/31/2011	99,156
80,645	1.38%, 11/30/2015	78,371
185,100	2.50%, 04/30/2015	191,361
		651,696
		755,277
	Total U.S. government securities
	(cost $759,904)	$755,277

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Interest Rate Option Contract - 0.0%
	1 Year Swaption
332,000	Expiration: 11/17/2011, Exercise Rate:
	0.92%	$724

	Total call options purchased
	(cost $896)	$724

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Foreign Currency Option Contract - 0.0%
	EUR/JPY/USD/MXP Worst of Many
95,145	Expiration: 05/24/2011 æ	$625
	EUR/USD Binary
4,410	Expiration: 11/24/2011 Øβ	372

	Total put options purchased
	(cost $1,198)	$997

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 0.0%
	Telecommunication Services - 0.0%
–	XO Holdings, Inc. ●	$–

	Total common stocks
	(cost $–)	$–

PREFERRED STOCKS - 0.1%
	Automobiles & Components - 0.1%
76	General Motors Co. Preferred, 4.75% ۞	$4,118

	Banks - 0.0%
330	Federal Home Loan Mortgage Corp., 8.38%	207
2	US Bancorp, 7.19%	1,778
		1,985
	Total preferred stocks
	(cost $13,670)	$6,103

	Total long-term investments
	(cost $4,449,419)	$4,577,589

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 4.7%
	Investment Pools and Funds - 0.0%
1	JP Morgan U.S. Government Money Market Fund	$1

	Repurchase Agreements - 3.8%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $75,204,
	collateralized by U.S. Treasury Note
	1.00%, 2011, value of $76,346)
$75,203	0.15%, 12/31/2010	75,203
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	01/03/2011 in the amount of $44,066,
	collateralized by U.S. Treasury Note
	1.13% - 4.25%, 2013 - 2017, value of
	$44,948)
44,066	0.20%, 12/31/2010	44,066
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in
	the amount of $58,929, collateralized by
	U.S. Treasury Bill 0.88%, 2011, U.S.
	Treasury Note 1.75%, 2014, value of
	$60,178)
58,928	0.23%, 12/31/2010	58,928
		178,197

The accompanying notes are an integral part of these financial statements.

13

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 4.7% - (continued)
	U.S. Treasury Bills - 0.9%
$40,000	0.06%, 01/06/2011 - 01/20/2011 ○		$39,999
5,000	0.12%, 1/27/2011 □○		4,999
			44,998
	Total short-term investments
	(cost $223,196)		$223,196

	Total investments
	(cost $4,672,615) ▲	101.1%	$4,800,785
	Other assets and liabilities	(1.1)%	(51,885)
	Total net assets	100.0%	$4,748,900

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.6% of total net assets at December 31, 2010.

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $4,673,162 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$187,511
Unrealized Depreciation	(59,888)
Net Unrealized Appreciation	$127,623

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2010, was $138, which rounds to zero percent of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At December 31, 2010, the aggregate value of these securities was $628,690, which represents 13.24% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2010, the aggregate value of these securities amounted to $25,618, which represents 0.54% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at December 31, 2010 was $76,986.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at December 31, 2010.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

±	The interest rate disclosed for these securities represents the average coupon as of December 31, 2010.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2010.

Ω	Debt security in default due to bankruptcy.

The accompanying notes are an integral part of these financial statements.

14

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL – Brazilian Real

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

□	Security pledged as initial margin deposit for open futures contracts at December 31, 2010 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
2 Year U.S. Treasury Note	971	Long	03/31/2011	$212,558	$211,939	$619
5 Year U.S. Treasury Note	665	Short	03/31/2011	$78,283	$78,489	$206
10 Year U.S. Treasury Note	1,083	Short	03/22/2011	$130,434	$131,592	$1,158
U.S. Long Bond	46	Long	03/22/2011	$5,618	$5,594	$24
						$2,007

*	The number of contracts does not omit 000’s.

Ø	Securities valued at $446 collateralized the written put options in the table below. At December 31, 2010, the maximum delivery obligation of the written put options is $7,056.

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
USD/EUR Binary Ҹ	Foreign Currency	1.60 (USD/EUR)	11/24/2011	4,409,819	$446	$418	$(28)

*	The number of contracts does not omit 000’s

Ҹ
 This security has limitations. If the U.S. Dollar to Euro exchange rate is greater than or equal to 1.60 on expiration date, the Fund will be required to pay the counterparty the equivalent of par on the number of contracts traded.

æ
This security has exercise limitations. It can only be exercised on expiration date provided that the Japanese Yen to Euro exchange rate is greater than 108.75, the U.S. Dollar to Euro exchange rate is greater than 1.3119, and the Mexican Peso to Euro exchange rate is greater than 16.3578. If all three conditions are met, the currency transaction which results is the smallest gain may be executed as a result of exercising the option contract. If these conditions are not met, the option cannot be exercised.

β
This security has limitations. If the U.S. Dollar to Euro exchange rate is less than or equal to 1.10 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2003	$75	Americo Life, Inc., 7.88%, 05/01/2013 - 144A	$74
12/2004	$35,341	Bear Stearns Commercial Mortgage Securities, Inc., 0.80%, 11/11/2041	387
10/2004	$41,639	Bear Stearns Commercial Mortgage Securities, Inc., 0.98%, 07/11/2042	525
08/2007	$27,838	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	27,333
11/2010	$3,760	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	3,696
06/2006 - 08/2006	$8,670	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	8,753
03/2007	$1,675	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	1,675
11/2004	$41,003	Merrill Lynch Mortgage Trust, 0.94%, 10/12/2041 - 144A	410
10/2005 - 08/2006	$15,286	Morgan Stanley Dean Witter Capital I, 0.01%, 08/25/2032 - Reg D	322
04/2007	$211	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	211

The accompanying notes are an integral part of these financial statements.

15

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

Period Acquired	Shares/ Par	Security	Cost Basis
06/2009	$2,383	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	$1,749
03/2008	$10,329	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	8,367

The aggregate value of these securities at December 31, 2010, was $52,325, which represents 1.10% of total net assets.

IDA – Industrial Development Authority Bond

Foreign Currency Contracts Outstanding at December 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Deutsche Bank Securities	Buy	$48,954	$47,488	01/20/2011	$1,466
Australian Dollar	Wells Fargo	Sell	48,954	47,194	01/20/2011	(1,760)
Canadian Dollar	Deutsche Bank Securities	Sell	48,705	47,489	01/20/2011	(1,216)
Canadian Dollar	Wells Fargo	Buy	47,759	47,194	01/20/2011	565
Euro	Deutsche Bank Securities	Sell	49,166	48,649	01/28/2011	(517)
Euro	Deutsche Bank Securities	Sell	49,820	49,604	03/16/2011	(216)
Mexican New Peso	Deutsche Bank Securities	Buy	49,883	49,604	03/16/2011	279
						$(1,399)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

16

Hartford Total Return Bond HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$523,871	$–	$490,911	$32,960
Call Options Purchased	724	–	724	–
Common Stocks ‡	–	–	–	–
Corporate Bonds: Investment Grade	1,243,740	–	1,232,705	11,035
Corporate Bonds: Non-Investment Grade	385,502	–	385,502	–
Municipal Bonds	47,293	–	47,293	–
Preferred Stocks	6,103	4,325	1,778	–
Put Options Purchased	997	–	997	–
Senior Floating Rate Interests: Non-Investment Grade	20,512	–	20,512	–
U.S. Government Agencies	1,593,570	–	1,593,570	–
U.S. Government Securities	755,277	37,457	717,820	–
Short-Term Investments	223,196	1	223,195	–
Total	$4,800,785	$41,783	$4,715,007	$43,995
Foreign Currency Contracts *	2,310	–	2,310	–
Futures *	2,007	2,007	–	–
Total	$4,317	$2,007	$2,310	$–
Liabilities:
Foreign Currency Contracts *	3,709	–	3,709	–
Written Options *	28	–	28	–
Total	$3,737	$–	$3,737	$–

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$44,899	$(11,296)	$23,547	†	$(1,046)	$12,862	$(25,353)	$—	$(10,653)	$32,960
Corporate Bonds	9,567	346	(179	)‡	34	11,038	(3,516)	3,312	(9,567)	11,035
Total	$54,466	$(10,950)	$23,368		$(1,012)	$23,900	$(28,869)	$3,312	$(20,220)	$43,995

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $10,632.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $37.

The accompanying notes are an integral part of these financial statements.

17

Hartford Total Return Bond HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,672,615)	$4,800,785
Cash	994
Foreign currency on deposit with custodian (cost $588)	608
Unrealized appreciation on foreign currency contracts	2,310
Receivables:
Fund shares sold	624
Dividends and interest	37,737
Variation margin	310
Other assets	—
Total assets	4,843,368
Liabilities:
Unrealized depreciation on foreign currency contracts	3,709
Payables:
Investment securities purchased	77,940
Fund shares redeemed	10,727
Variation margin	698
Investment management fees	478
Distribution fees	40
Accrued expenses	430
Written options (proceeds $418)	446
Total liabilities	94,468
Net assets	$4,748,900
Summary of Net Assets:
Capital stock and paid-in-capital	$4,884,792
Accumulated undistributed net investment income	9,703
Accumulated net realized loss on investments and foreign currency transactions	(274,367)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	128,772
Net assets	$4,748,900
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$10.90
Shares outstanding	369,550
Net assets	$4,026,583
Class IB: Net asset value per share	$10.84
Shares outstanding	66,607
Net assets	$722,317

The accompanying notes are an integral part of these financial statements.

18

Hartford Total Return Bond HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$94
Interest	213,670
Total investment income, net	213,764

Expenses:
Investment management fees	20,763
Administrative service fees	1,546
Transfer agent fees	5
Distribution fees - Class IB	1,940
Custodian fees	19
Accounting services fees	875
Board of Directors’ fees	100
Audit fees	73
Other expenses	967
Total expenses (before fees paid indirectly)	26,288
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	26,288
Net investment income	187,476

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	104,350
Net realized loss on futures	(1,503)
Net realized gain on written options	20,987
Net realized loss on swap contracts	(13,795)
Net realized loss on foreign currency contracts	(6,769)
Net realized gain on other foreign currency transactions	8,483
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	111,753

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	53,119
Net unrealized appreciation of futures	2,007
Net unrealized depreciation of written options	(1,647)
Net unrealized depreciation of foreign currency contracts	(4,513)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(151)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	48,815
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	160,568
Net Increase in Net Assets Resulting from Operations	$348,044

The accompanying notes are an integral part of these financial statements.

19

Hartford Total Return Bond HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$187,476	$195,309
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	111,753	(139,165)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	48,815	528,827
Net Increase In Net Assets Resulting From Operations	348,044	584,971
Distributions to Shareholders:
From net investment income
Class IA	(169,465)	(142,721)
Class IB	(29,035)	(27,279)
Total distributions	(198,500)	(170,000)
Capital Share Transactions:
Class IA
Sold	638,697	816,260
Issued on reinvestment of distributions	169,465	142,721
Redeemed	(808,117)	(563,303)
Total capital share transactions	45	395,678
Class IB
Sold	122,194	143,380
Issued on reinvestment of distributions	29,035	27,279
Redeemed	(244,416)	(197,309)
Total capital share transactions	(93,187)	(26,650)
Net increase (decrease) from capital share transactions	(93,142)	369,028
Net Increase In Net Assets	56,402	783,999
Net Assets:
Beginning of period	4,692,498	3,908,499
End of period	$4,748,900	$4,692,498
Accumulated undistributed (distribution in excess of) net investment income	$9,703	$12,027
Shares:
Class IA
Sold	57,674	79,486
Issued on reinvestment of distributions	15,563	13,402
Redeemed	(72,705)	(55,827)
Total share activity	532	37,061
Class IB
Sold	11,115	14,011
Issued on reinvestment of distributions	2,678	2,573
Redeemed	(22,189)	(19,528)
Total share activity	(8,396)	(2,944)

The accompanying notes are an integral part of these financial statements.

20

Hartford Total Return Bond HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Total Return Bond HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded

21

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

22

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

23

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a

24

price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk.

k)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

25

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swaps as of December 31, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

26

o)	Additional Derivative Instrument Information

Derivative Instruments as of December 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts	Summary of Net Assets - Unrealized	$2,007
	appreciation
Interest rate contracts	Investments in securities, at value	724
	(Purchased Options), Market Value
Foreign exchange contracts	Unrealized appreciation on foreign	2,310	Unrealized depreciation on foreign	$3,709
	currency contracts		currency contracts
Foreign exchange contracts			Written Options, Market Value	446
Foreign exchange contracts	Investments in securities, at value	997
	(Purchased Options), Market Value

The ratio of foreign currency contracts market value to net assets as of December 31, 2010, was 6.68%, compared to the year average ratio of 17.82%. The volume of other derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$17,021	$(28,879)	$(1,035)	$—	$—	$(12,893)
Foreign exchange contracts	3,966	(11,873)	—	(6,769)	—	(14,676)
Credit contracts	—	—	—	—	(13,795)	(13,795)
Equity contracts	—	—	(468)	—	—	(468)
Total	$20,987	$(40,752)	$(1,503)	$(6,769)	$(13,795)	$(41,832)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	(1,619)	6,492	2,007	—	—	$6,880
Foreign exchange contracts	(28)	(200)	—	(4,513)	—	(4,741)
Total	$(1,647)	$6,292	$2,007	$(4,513)	$—	$2,139
p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund invests in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant (“FCM”) an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the FCM, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and settled through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2010.

4.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

28

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of December 31, 2010. Transactions involving written option contracts during the year ended December 31, 2010, are summarized below:

	Options Contract Activity During the
	Year Ended December 31, 2010
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	6,290	$3,290
Written	6,627	1,829
Expired	—	—
Closed	(12,917)	(5,119)
Exercised	—	—
End of Year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	—
Written	935,422,131	21,491
Expired	(698,709,925)	(14,403)
Closed	(232,302,387)	(6,670)
Exercised	—	—
End of Year	4,409,819	418

*	The number of contracts does not omit 000’s.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

29

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$198,500	$170,000

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$9,706
Accumulated Capital and Other Losses*	(273,240)
Unrealized Appreciation†	127,645
Total Accumulated Deficit	$(135,889)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$8,700
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(8,700)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$47,209
2017	215,953
Total	$263,162

As of December 31, 2010, the Fund utilized $116,743 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Long-Term Capital Gain	$10,078

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

30

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

31

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, the Fund had no fee reductions.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.50%	0.51%	0.49%	0.49%	0.49%
Class IB	0.75	0.76	0.74	0.74	0.74

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $13. Hartford Investor Services Company, LLC (“HISC”), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

32

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	—%	—%
Total Return Excluding Payments from Affiliate	4.80	4.54

7.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,665,628
Sales Proceeds Excluding U.S. Government Obligations	6,657,275
Cost of Purchases for U.S. Government Obligations	4,040,846
Sales Proceeds for U.S. Government Obligations	4,165,787

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

33

Hartford Total Return Bond HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010
IA	$10.58	$0.45	$–	$0.34	$0.79	$(0.47)	$–	$–	$(0.47)	$0.32	$10.90
IB	10.53	0.44	–	0.31	0.75	(0.44)	–	–	(0.44)	0.31	10.84

For the Year Ended December 31, 2009
IA	9.54	0.46	–	0.98	1.44	(0.40)	–	–	(0.40)	1.04	10.58
IB	9.50	0.46	–	0.95	1.41	(0.38)	–	–	(0.38)	1.03	10.53

For the Year Ended December 31, 2008
IA	11.15	0.62	–	(1.49)	(0.87)	(0.74)	–	–	(0.74)	(1.61)	9.54
IB	11.09	0.67	–	(1.55)	(0.88)	(0.71)	–	–	(0.71)	(1.59)	9.50

For the Year Ended December 31, 2007(E)
IA	11.24	0.60	–	(0.08)	0.52	(0.61)	–	–	(0.61)	(0.09)	11.15
IB	11.19	0.57	–	(0.09)	0.48	(0.58)	–	–	(0.58)	(0.10)	11.09

For the Year Ended December 31, 2006(E)
IA	11.27	0.55	–	(0.01)	0.54	(0.57)	–	–	(0.57)	(0.03)	11.24
IB	11.20	0.51	–	–	0.51	(0.52)	–	–	(0.52)	(0.01)	11.19

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

34

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

7.51%		$4,026,583	0.50%	0.50%	3.90%	188%
7.25		722,317	0.75	0.75	3.65	–

15.01		3,902,957	0.51	0.51	4.67	215
14.72		789,541	0.76	0.76	4.42	–

(7.62)		3,167,919	0.49	0.49	5.54	173
(7.85)		740,580	0.74	0.74	5.27	–

4.67		3,458,709	0.49	0.49	5.27	223
4.41		1,036,331	0.74	0.74	5.01	–

4.80	(F)	3,041,321	0.50	0.50	4.82	344
4.54	(F)	1,040,408	0.75	0.75	4.56	–

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Total Return Bond HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Total Return Bond HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

36

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

37

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson(1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

38

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

Hartford Total Return Bond HLS Fund
Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,018.02	$2.55	$1,000.00	$1,022.68	$2.55	0.50%	184	365
Class IB	$1,000.00	$1,016.73	$3.82	$1,000.00	$1,021.42	$3.83	0.75%	184	365

40

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Total Return Bond HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

41

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and the Sub-adviser were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

42

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

43

Hartford Total Return Bond HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

44

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-TRB10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Value HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2011 begins, I’d like to thank you for investing with the Hartford HLS Funds.

One word aptly summarizes the performance of the stock market in 2010: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Total Return Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had six months with gains or losses of 5% or more in 2010 (gains of 6.03%, 7.01%, 8.92%, and 6.68% in March, July, September, and December, respectively, and losses of -7.99% and -5.23% in May and June, respectively). Despite all the volatility, the S&P 500 Total Return Index finished 2010 with a gain of 15.06%, a positive follow-up to the gain of 26.46% in 2009.

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of Quantitative Easing II ("QE II"), with the goal of providing business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009,Gross Domestic Product (a commonly used measure of economic growth) has remained positive for six consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in the Hartford HLS Funds.

Jim Davey
President
Hartford HLS Funds

Jim Davey became president of the Hartford HLS Funds effective November 4, 2010.

Hartford Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Value HLS Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview(1) 4/30/01 - 12/31/10
Growth of $10,000 investment

Russell 1000 Value Index is an unmanaged index measuring the performance of  those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/10)

	1	5	Since
	Year	Year	Inception

Value IA	14.67%	4.55%	4.20%
Value IB	14.38%	4.29%	3.94%
Russell 1000 Value Index	15.51%	1.28%	3.50%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

How did the Fund perform?

The Class IA shares of the Hartford Value HLS Fund returned 14.67% for the twelve-month period ended December 31, 2010, underperforming its benchmark, the Russell 1000 Value Index, which returned 15.51% for the same period. The Fund outperformed the 13.47% return of the average fund in the Lipper Large-Cap Value Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After posting positive results early in the period, global equity markets came under pressure in the second quarter of 2010 as credit fears resurfaced, especially in Europe. Global equities ended the year with two consecutive quarters of strong gains. The implementation of further quantitative easing in the U.S., strong corporate earnings, and improving economic news out of Germany and the U.S. all served to support stocks.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+15.1%), mid-cap equities (+26.6%), and small-cap equities (+26.9%) all increased as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices, respectively. During the twelve-month period all ten sectors rose within the Russell 1000 Value Index, led by Consumer Discretionary (+28%), Energy (+26%), and Materials (+25%). Health Care (+3%) and Utilities (+8%) lagged relative to other sectors.

The Fund’s underperformance versus its benchmark was primarily due to weak stock selection. Stock selection was particularly weak in Energy, Consumer Staples, and Information Technology, more than offsetting stronger selection in Materials and Industrials. The Fund’s overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and Materials, as well as an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Utilities, were additive to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results.

Dean Foods (Consumer Staples), Cisco Systems (Information Technology), and Hewlett-Packard (Information Technology) detracted most from benchmark-relative returns. Shares of U.S.-

2

based food and beverage company Dean Foods declined due to lower-than-expected earnings as retailers continued to promote less-expensive store brand milk over more profitable premium milk. Shares of Cisco Systems, a leading supplier of networking equipment, fell on weaker than expected revenue guidance as state and local government spending slowed sharply due to budget concerns. Global technology company Hewlett-Packard saw its shares fall when the CEO resigned abruptly over a dispute with the board concerning harassment claims and inaccurate expense reports. Top absolute performance (i.e. total return) detractors for the period included Bank of America (Financials).

Among the top contributors to benchmark-relative returns were Cummins (Industrials), Berkshire Hathaway (Financials), and Cliffs Natural Resources (Materials). Shares of Cummins, a global leader in energy efficient and low emission engine technology for commercial vehicles, rose on continued strength in emerging markets businesses and signs of recovery in the U.S. Berkshire Hathaway, a holding company engaged in a range of businesses, saw its shares fall during the period. This was related to a sharp drop in the company’s derivatives portfolio contribution to third quarter income. We did not own the stock, which had a positive effect on relative performance. Cliffs Natural Resources, an iron ore mining company, saw its shares rise early in the period as the company reported above-consensus quarterly results. Top absolute contributors for the period included Baker Hughes (Energy) and Chevron (Energy).

What is the outlook?

We believe strong earnings growth is likely to continue and the private sector is primed to resume its economic leadership as government stimulus packages begin to wind down, thereby likely improving the overall quality of growth. Third quarter earnings growth was robust globally, and despite the implementation of a second round of quantitative easing in the U.S., government stimulus spending will diminish somewhat in 2011.

From a regional perspective, Europe as a whole continues to face headwinds created by ongoing sovereign debt flareups. Despite significant stimulus packages and extensive rhetoric, every few months seems to bring another crisis. Peripheral Europe in particular remains at risk for further debt issues, but some areas, particularly northern Europe, are much more fiscally sound. In the U.S. growth could surprise to the upside in 2011, with a positive implication for profits, capital spending, and jobs. Emerging market growth remains a key component of global economic expansion. While emerging markets inflation broadly is rising, it does not appear out of control.

In sum, we believe global growth continues to recover, led by emerging markets but with increasing contributions from developed economies. Policy risk remains a key concern, particularly in three areas: Europe (the mechanism for crisis resolution), the U.S. (long-term debt reduction contrasted against potential further gridlock) and China (targeted tightening in the face of rising inflationary pressures). We will monitor developments in these areas closely as 2011 progresses.

While macroeconomic trends inform our process, buy and sell decisions ultimately are driven by company fundamentals. We continue to focus our efforts on maximizing the portfolio’s overall growth and dividend yield while minimizing valuation metrics. Based on bottom-up (i.e. stock by stock fundamental research) stock decisions, we ended the period most overweight the Information Technology, Consumer Discretionary, and Materials sectors; our largest underweights were in Utilities, Financials, and Consumer Staples.

Diversification by Industry
as of December 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.5%
Banks (Financials)	6.9
Capital Goods (Industrials)	10.2
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	2.7
Diversified Financials (Financials)	10.6
Energy (Energy)	13.0
Food & Staples Retailing (Consumer Staples)	2.5
Food, Beverage & Tobacco (Consumer Staples)	4.6
Health Care Equipment & Services (Health Care)	3.5
Insurance (Financials)	6.7
Materials (Materials)	6.3
Media (Consumer Discretionary)	2.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.9
Retailing (Consumer Discretionary)	5.4
Semiconductors & Semiconductor Equipment (Information Technology)	5.3
Software & Services (Information Technology)	1.4
Technology Hardware & Equipment (Information Technology)	2.9
Telecommunication Services (Services)	2.8
Utilities (Utilities)	3.2
Short-Term Investments	0.6
Other Assets and Liabilities	0.2
Total	100.0%

3

Hartford Value HLS Fund
Schedule of Investments
December 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Automobiles & Components - 0.5%
118	General Motors Co. ●	$4,342
	Banks - 6.9%
312	PNC Financial Services Group, Inc.	18,950
352	US Bancorp	9,496
1,071	Wells Fargo & Co.	33,184
		61,630
	Capital Goods - 10.2%
95	3M Co.	8,224
126	Boeing Co.	8,190
1,103	General Electric Co.	20,168
145	Illinois Tool Works, Inc.	7,716
326	Ingersoll-Rand plc	15,333
155	PACCAR, Inc.	8,917
413	Textron, Inc.	9,773
305	Tyco International Ltd.	12,648
		90,969
	Commercial & Professional Services - 1.0%
235	Waste Management, Inc.	8,646

	Consumer Durables & Apparel - 2.7%
393	Mattel, Inc.	10,002
215	Stanley Black & Decker, Inc.	14,397
		24,399
	Diversified Financials - 10.6%
177	Ameriprise Financial, Inc.	10,175
973	Bank of America Corp.	12,980
333	Bank of New York Mellon Corp.	10,042
55	BlackRock, Inc.	10,406
208	Credit Suisse Group ADR	8,385
95	Goldman Sachs Group, Inc.	16,043
653	JP Morgan Chase & Co.	27,715
230	Solar Cayman Ltd. ⌂●†	91
		95,837
	Energy - 13.0%
99	Apache Corp.	11,768
206	Baker Hughes, Inc.	11,788
289	Chevron Corp.	26,335
180	ConocoPhillips Holding Co.	12,246
65	EOG Resources, Inc.	5,979
167	Exxon Mobil Corp.	12,195
252	Marathon Oil Corp.	9,335
211	Occidental Petroleum Corp.	20,669
177	Southwestern Energy Co. ●	6,633
		116,948
	Food & Staples Retailing - 2.5%
335	CVS/Caremark Corp.	11,634
362	Sysco Corp.	10,646
		22,280
	Food, Beverage & Tobacco - 4.6%
121	General Mills, Inc.	4,296
246	Kraft Foods, Inc.	7,764
176	Molson Coors Brewing Co.	8,853
157	PepsiCo, Inc.	10,231
180	Philip Morris International, Inc.	10,549
		41,693
	Health Care Equipment & Services - 3.5%
165	Baxter International, Inc.	8,342
170	Covidien plc	7,758
284	UnitedHealth Group, Inc.	10,266
103	Zimmer Holdings, Inc. ●	5,513
		31,879
	Insurance - 6.7%
284	ACE Ltd.	17,679
188	Chubb Corp.	11,193
429	Marsh & McLennan Cos., Inc.	11,723
262	Principal Financial Group, Inc.	8,515
435	Unum Group	10,533
		59,643
	Materials - 6.3%
54	CF Industries Holdings, Inc.	7,298
315	Dow Chemical Co.	10,744
182	E.I. DuPont de Nemours & Co.	9,083
133	Mosaic Co.	10,125
65	Nucor Corp.	2,866
637	Rexam plc	3,307
67	Rexam plc ADR	1,722
599	Steel Dynamics, Inc.	10,969
		56,114
	Media - 2.8%
473	CBS Corp. Class B	9,018
727	Comcast Corp. Class A	15,975
		24,993
	Pharmaceuticals, Biotechnology & Life Sciences - 6.9%
127	Abbott Laboratories	6,080
169	Amgen, Inc. ●	9,278
141	Johnson & Johnson	8,715
284	Merck & Co., Inc.	10,246
929	Pfizer, Inc.	16,263
220	Teva Pharmaceutical Industries Ltd. ADR	11,479
		62,061
	Retailing - 5.4%
3,040	Buck Holdings L.P. ⌂●†	6,829
292	Home Depot, Inc.	10,220
158	Kohl’s Corp. ●	8,580
117	Nordstrom, Inc.	4,937
325	Staples, Inc.	7,409
170	Target Corp.	10,192
		48,167
	Semiconductors & Semiconductor Equipment - 5.3%
269	Analog Devices, Inc.	10,148
595	Intel Corp.	12,513
316	Maxim Integrated Products, Inc.	7,458
548	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,873
378	Xilinx, Inc.	10,966
		47,958
	Software & Services - 1.4%
442	Microsoft Corp.	12,330

	Technology Hardware & Equipment - 2.9%
498	Cisco Systems, Inc. ●	10,074
202	Hewlett-Packard Co.	8,483
153	Qualcomm, Inc.	7,552
		26,109

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Telecommunication Services - 2.8%
848	AT&T, Inc.		$24,928

	Utilities - 3.2%
211	Edison International		8,144
124	Entergy Corp.		8,776
61	NextEra Energy, Inc.		3,163
257	Northeast Utilities		8,187
			28,270
	Total common stocks
	(cost $778,827)		$889,196

	Total long-term investments
	(cost $778,827)		$889,196

SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $407,
	collateralized by FNMA 5.50%, 2038, value
	of $415)
$407	0.20%, 12/31/2010		$407
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $3,356, collateralized by U.S.
	Treasury Note 0.88% - 2.13%, 2012 - 2015,
	value of $3,423)
3,356	0.20%, 12/31/2010		3,356
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2011 in the amount of $1,532,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2040, value of $1,563)
1,532	0.28%, 12/31/2010		1,532
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2011 in the
	amount of $15, collateralized by U.S.
	Treasury Note 2.75%, 2019, value of $15)
15	0.20%, 12/31/2010		15
			5,310
	Total short-term investments
	(cost $5,310)		$5,310

	Total investments
	(cost $784,137) ▲	99.8%	$894,506
	Other assets and liabilities	0.2%	1,455
	Total net assets	100.0%	$895,961

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.4% of total net assets at December 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

Hartford Value HLS Fund
Schedule of Investments – (continued)
December 31, 2010
(000’s Omitted)

▲	At December 31, 2010, the cost of securities for federal income tax purposes was $792,363 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$129,150
Unrealized Depreciation	(27,007)
Net Unrealized Appreciation	$102,143

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2010, was $6,920, which represents 0.77% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$2,334
03/2007	230	Solar Cayman Ltd. - 144A	171

The aggregate value of these securities at December 31, 2010, was $6,920, which represents 0.77% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Value HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$889,196	$878,969	$3,307	$6,920
Short-Term Investments	5,310	–	5,310	–
Total	$894,506	$878,969	$8,617	$6,920

♦	For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance as
	of	Realized	Unrealized					Transfers	Transfers	of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases*	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$—	$1,078	$296	†	$—	$7,175	$(1,629)	$—	$—	$6,920
Total	$—	$1,078	$296		$—	$7,175	$(1,629)	$—	$—	$6,920

*	Cost of securities totaling $3,056 were acquired through fund merger. The market value of these securities on merger date was $7,175.
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at December 31, 2010 was $296.

The accompanying notes are an integral part of these financial statements.

7

Hartford Value HLS Fund
Statement of Assets and Liabilities
December 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $784,137)	$894,506
Cash	—
Receivables:
Investment securities sold	954
Fund shares sold	185
Dividends and interest	1,135
Other assets	17
Total assets	896,797
Liabilities:
Payables:
Fund shares redeemed	593
Investment management fees	141
Distribution fees	9
Accrued expenses	93
Total liabilities	836
Net assets	$895,961
Summary of Net Assets:
Capital stock and paid-in-capital	$992,453
Accumulated undistributed net investment income	735
Accumulated net realized loss on investments and foreign currency transactions	(207,596)
Unrealized appreciation of investments	110,369
Net assets	$895,961
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$10.77
Shares outstanding	68,810
Net assets	$741,230
Class IB: Net asset value per share	$10.76
Shares outstanding	14,384
Net assets	$154,731

The accompanying notes are an integral part of these financial statements.

8

Hartford Value HLS Fund
Statement of Operations
For the Year Ended December 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$16,030
Interest	71
Less: Foreign tax withheld	(63)
Total investment income, net	16,038

Expenses:
Investment management fees	5,338
Administrative service fees	98
Transfer agent fees	—
Distribution fees - Class IB	333
Custodian fees	11
Accounting services fees	75
Board of Directors’ fees	13
Audit fees	11
Other expenses	314
Total expenses (before fees paid indirectly)	6,193
Commission recapture	(18)
Total fees paid indirectly	(18)
Total expenses, net	6,175
Net investment income	9,863

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	49,439
Net realized gain on foreign currency contracts	277
Net realized loss on other foreign currency transactions	(231)
Net Realized Gain on Investments and Foreign Currency Transactions	49,485

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	25,336
Net Changes in Unrealized Appreciation of Investments	25,336
Net Gain on Investments and Foreign Currency Transactions	74,821
Net Increase in Net Assets Resulting from Operations	$84,684

The accompanying notes are an integral part of these financial statements.

9

Hartford Value HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$9,863	$4,533
Net realized gain (loss) on investments and foreign currency transactions	49,485	(36,616)
Net unrealized appreciation of investments	25,336	93,365
Payment from affiliate	—	13
Net Increase In Net Assets Resulting From Operations	84,684	61,295
Distributions to Shareholders:
From net investment income
Class IA	(8,406)	(4,102)
Class IB	(1,444)	(918)
Total distributions	(9,850)	(5,020)
Capital Share Transactions:
Class IA
Sold	58,470	29,879
Issued in merger	531,323	—
Issued on reinvestment of distributions	8,406	4,102
Redeemed	(163,665)	(51,208)
Total capital share transactions	434,534	(17,227)
Class IB
Sold	23,470	5,033
Issued in merger	97,765	—
Issued on reinvestment of distributions	1,444	918
Redeemed	(43,998)	(17,885)
Total capital share transactions	78,681	(11,934)
Net increase (decrease) from capital share transactions	513,215	(29,161)
Net Increase In Net Assets	588,049	27,114
Net Assets:
Beginning of period	307,912	280,798
End of period	$895,961	$307,912
Accumulated undistributed (distribution in excess of) net investment income	$735	$533
Shares:
Class IA
Sold	5,916	3,824
Issued in merger	52,973	—
Issued on reinvestment of distributions	813	442
Redeemed	(16,659)	(6,471)
Total share activity	43,043	(2,205)
Class IB
Sold	2,336	629
Issued in merger	9,763	—
Issued on reinvestment of distributions	141	99
Redeemed	(4,491)	(2,247)
Total share activity	7,749	(1,519)

The accompanying notes are an integral part of these financial statements.

10

Hartford Value HLS Fund
Notes to Financial Statements
December 31, 2010
(000’s Omitted)

1.	Organization:

Hartford Value HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of twenty-nine portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on certain foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of certain foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

11

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investments in securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments are valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments are valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of

13

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of December 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended December 31, 2010.

14

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$277	$—	$277
Total	$—	$—	$—	$277	$—	$277

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$9,850	$5,020

15

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$735
Accumulated Capital and Other Losses*	(199,370)
Unrealized Appreciation†	102,143
Total Accumulated Deficit	$(96,492)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$249
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(231)
Capital Stock and Paid-in-Capital	(18)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$48,441
2016	106,920
2017	44,009
Total	$199,370

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $47,916 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

4.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

b)
Administrative Services Agreement – For the two-month period January 1, 2010 through February 28, 2010, under the Administrative Services Agreement between HLIC and the Company, on behalf of the Fund, HLIC provided administrative services to the Fund and received monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumed and paid certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees). Effective March 1, 2010, the Investment Management Agreement was amended to include the administrative services for the Fund and the separate administrative services agreement was terminated.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered from January 1, 2010 through February 28, 2010, and the rates of compensation paid to the HL Advisors for the combined services from March 1, 2010 through December 31, 2010; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Effective March 19, 2010, HL Advisers agreed to reduce its contractual investment management fee by 0.05% at all breakpoints. Prior to March 19, 2010, the investment management fee breakpoints were as follows:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

c)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

17

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

e)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the periods listed below including the fees paid indirectly are as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Class IA	0.78%	0.86%	0.84%	0.84%	0.84%
Class IB	1.03	1.11	1.09	1.09	1.09

f)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

g)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Investor Services Company, LLC ("HISC"), a wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund from January 1, 2010 to August 3, 2010. Effective August 4, 2010, Hartford Administrative Services Company ("HASCO"), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The combined amounts paid to HISC and HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company’s individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$13

18

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	24.37	24.05

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	21.81	21.51

5.	Investment Transactions:

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,045,046
Sales Proceeds Excluding U.S. Government Obligations	591,905

6.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2010, the Fund did not have any borrowings under this facility.

7.	Fund Merger:

Reorganization of Hartford Equity Income HLS Fund and Hartford Value Opportunities HLS Fund into Hartford Value HLS Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization that provided for the reorganization of a series of the Company, Hartford Equity Income HLS Fund (“Target Fund #1”) into another series of the Company, Hartford Value HLS Fund (“Acquiring Fund”). The reorganization did not require shareholder approval by the shareholders of Target Fund #1 or the Aquiring Fund. At a separate meeting held on August 5, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved a Form of Agreement and Plan of Reorganization that provided for the reorganization of a series of Hartford HLS Series Fund II, Inc., Hartford Value Opportunities HLS Fund (Target Fund #2) into a series of the Company, Acquiring Fund. The reorganization of Hartford Value Opportunities HLS Fund was subject to a shareholder vote which occurred at a special meeting of Target Fund #2 shareholders on January 26, 2010 and the reorganization of Target Fund #2 into the Aquiring Fund was approved.

19

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
December 31, 2010
(000’s Omitted)

Pursuant to the reorganization agreements, on March 19, 2010 (merger date), each holder of Class IA and Class IB shares of Target Fund #1 and Target Fund #2 became the owner of full and fractional shares of the corresponding class in the Aquiring Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Funds, the Aquiring Fund pro forma results of operations for the annual period ended December 31, 2010, are as follows:

			Net assets of				Acquiring
			Acquiring	Net assets of			Fund shares
	Net assets of	Net assets of	Fund	Acquiring			issued to the
	Target Fund	Target Fund	immediately	Fund	Target Fund	Target Fund	Target
	#1 on Merger	#2 on Merger	before	immediately	#1 shares	#2 shares	Funds’
	Date	Date	merger	after merger	exchanged	exchanged	shareholders

Class IA	$261,089	$270,234	$250,350	$781,673	24,063	$20,105	52,973
Class IB	37,783	59,982	63,311	161,076	3,480	4,480	9,763
Total	$298,872	$330,216	$313,661	$942,749	27,543	$24,585	62,736

The Target Fund #1 and Target Fund #2 had the following undistributed income, unrealized appreciation, accumulated net realized losses and capital stock as of March 19, 2010, (amounts are presented in accordance with GAAP).

			Accumulated
		Unrealized	Net Realized
	Undistributed	Appreciation	Gains
Fund	Income	(Depreciation)	(Losses)	Capital Stock	Total
Target Fund #1	$—	$21,521	$(49,232)	$326,583	$298,872
Target Fund #2	(60)	33,835	(154,730)	451,171	330,216

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Funds, the Aquiring Fund’s pro forma results of operations for the year ended December 31, 2010, are as follows:

			Net Decrease in Net
			Assets Resulting from
Fund	Net Investment Income	Net Gain on Investments	Operations
Acquiring Fund	$11,913	$58,106	$114,475

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Target Fund #1 and Target Fund #2 that have been included in the Aquiring Fund’s statement of operations since March 19, 2010.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

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21

Hartford Value HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at		Payments	and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	from (to)	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended December 31, 2010(E)
IA	$9.50	$0.13	$–	$1.26	$1.39	$(0.12)	$–	$–	$(0.12)	$1.27	$10.77
IB	9.50	0.11	–	1.25	1.36	(0.10)	–	–	(0.10)	1.26	10.76

For the Year Ended December 31, 2009
IA	7.77	0.14	–	1.75	1.89	(0.16)	–	–	(0.16)	1.73	9.50
IB	7.77	0.13	–	1.74	1.87	(0.14)	–	–	(0.14)	1.73	9.50

For the Year Ended December 31, 2008
IA	12.83	0.20	–	(4.36)	(4.16)	(0.20)	(0.70)	–	(0.90)	(5.06)	7.77
IB	12.81	0.20	–	(4.37)	(4.17)	(0.17)	(0.70)	–	(0.87)	(5.04)	7.77

For the Year Ended December 31, 2007
IA	13.06	0.17	–	1.02	1.19	(0.17)	(1.25)	–	(1.42)	(0.23)	12.83
IB	13.03	0.16	–	1.00	1.16	(0.13)	(1.25)	–	(1.38)	(0.22)	12.81

For the Year Ended December 31, 2006
IA	11.18	0.15	–	2.23	2.38	(0.15)	(0.35)	–	(0.50)	1.88	13.06
IB	11.14	0.13	–	2.21	2.34	(0.10)	(0.35)	–	(0.45)	1.89	13.03

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)
During the year ended December 31, 2010, the Fund incurred $269.8 million in sales associated with the transition of assets from Hartford Equity Income HLS Fund and Hartford Value Opportunities HLS Fund, which merged into the Fund on March 19, 2010. These sales were excluded from the portfolio turnover calculation.

(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income to	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	Average Net Assets	Rate(D)

14.67%		$741,230	0.78%	0.78%	1.36%	47	%(F)
14.38		154,731	1.03	1.03	1.11	–

24.37	(G)	244,909	0.87	0.87	1.65	50
24.06	(G)	63,003	1.12	1.12	1.40	–

(34.03)		217,460	0.84	0.84	1.87	57
(34.20)		63,338	1.09	1.09	1.62	–

8.98		327,689	0.84	0.84	1.42	35
8.70		131,651	1.09	1.09	1.14	–

21.82	(G)	277,982	0.85	0.85	1.37	40
21.52	(G)	148,135	1.10	1.10	1.10	–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Value HLS Fund (one of the twenty-nine portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Value HLS Fund of Hartford Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 18, 2011

24

Hartford Value HLS Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Value HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1) (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of HLIC and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Company effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates

Other Officers

James E. Davey (2) (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Company effective November 4, 2010.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

26

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of Hartford Life. Ms. Schroeder joined Hartford Life in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of Hartford Life. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining Hartford Life in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Value HLS Fund
Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2010 through December 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2010	Beginning	Account Value	June 30, 2010	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2010	2010	December 31, 2010	June 30, 2010	2010	December 31, 2010	ratio	year	year
Class IA	$1,000.00	$1,233.46	$4.50	$1,000.00	$1,021.18	$4.07	0.80%	184	365
Class IB	$1,000.00	$1,231.91	$5.90	$1,001.00	$1,019.92	$5.34	1.05%	184	365

28

Hartford Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Value HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund.

30

In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, received fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered HL Advisors’ proposal to replace Hartford Investor Services Company, LLC, the Fund’s transfer agent and an affiliate of HL Advisors, with Hartford Administrative Services Company (“HASCO”), also an affiliate of HL Advisors. The Board considered that HASCO would receive transfer agency compensation from the Fund. The Board also considered information provided by HL Advisors indicating that the transfer agent fees to be charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

31

Hartford Value HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. The prospectus contains detailed information about the Funds, including investment objectives, risks and charges and expenses. Please read it carefully before you invest or send money.

HLSSAR-V10-2-11 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $629,950 for the fiscal year ended December 31, 2009; $475,960 for the fiscal year ended December 31, 2010.

(b)
Audit Related Fees: $141,100 for the fiscal year ended December 31, 2009; $72,150 for the fiscal year ended December 31, 2010. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $146,243 for the fiscal year ended December 31, 2009; $130,802 for the fiscal year ended December 31, 2010.

(d)	All Other Fees: $0 for the fiscal year ended December 31, 2009; $0 for the fiscal year ended December 31, 2010.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)
(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)
None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended December 31, 2010, were attributed to work performed by persons other than the principal accountant's full-time employees.

(g)	Non-Audit Fees: $1,225,170 for the fiscal year ended December 31, 2009; $1,050,371 for the fiscal year ended December 31, 2010.

The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approved Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: February 11, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 11, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: February 11, 2011	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approved Policies and Procedures